   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 2008
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [_]

PRE-EFFECTIVE AMENDMENT NO.                                                 [_]
                           --

POST-EFFECTIVE AMENDMENT NO. 129                                            [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [_]

AMENDMENT NO. 130                                                           [x]

                                 ---------------

                             WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                525 MARKET STREET
                             SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 ---------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 222-8222
                                C. DAVID MESSMAN
                        WELLS FARGO FUNDS MANAGEMENT, LLC
                          525 MARKET STREET, 12TH FLOOR
                             SAN FRANCISCO, CA 94105
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                             MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[_]   Immediately upon filing pursuant to Rule 485(b), or

[x]   on October 1, 2008, pursuant to Rule 485(b)

[_]   60 days after filing pursuant to Rule 485(a)(1), or

[_]   on [date], pursuant to Rule 485(a)(1)

[_]   75 days after filing pursuant to Rule 485(a)(2), or

[_]   on [date], pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[_]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 129 to the Registration Statement of Wells Fargo Funds Trust is being filed to add the audited financial statements and certain related financial information for the fiscal period ended May 31, 2008, for the Wells Fargo Advantage Income Funds and WealthBuilder Portfolios and to make certain non-material changes to the Registration Statement.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 OCTOBER 1, 2008


                                   Prospectus

                                 Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INCOME FUNDS

Government Securities Fund

High Income Fund


Income Plus Fund


Inflation-Protected Bond Fund


Short Duration Government Bond Fund


Short-Term Bond Fund
(Class A and Class C only)

Short-Term High Yield Bond Fund
(Class A and Class C only)

Stable Income Fund

Strategic Income Fund

Total Return Bond Fund


Ultra Short-Term Income Fund

(Class A and Class C only)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
Government Securities Fund       4
High Income Fund                 9
Income Plus Fund                14
Inflation-Protected Bond Fund   19
Short Duration Government       24
  Bond Fund
Short-Term Bond Fund            29
Short-Term High Yield Bond      34
  Fund
Stable Income Fund              39
Strategic Income Fund           45
Total Return Bond Fund          50
Ultra Short-Term Income Fund    55
Description of Principal        61
  Investment Risks
Portfolio Holdings              65
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     66
  of the Funds
About Wells Fargo Funds Trust   66
The Investment Adviser          66
The Sub-Advisers and            67
  Portfolio Managers
Dormant Investment Advisory     71
  Arrangement
Dormant Multi-Manager           71
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes       72
Reductions and Waivers of       76
  Sales Charges
Compensation to Dealers and     80
  Shareholder
   Servicing Agents
Pricing Fund Shares             82
How to Open an Account          83
How to Buy Shares               84
How to Sell Shares              86
How to Exchange Shares          90
Account Policies                92


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                       94
Taxes                               95
Master/Gateway (Reg. TM)            96
  Structure
Financial Highlights                99
For More Information        Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Government Securities Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, and Total Return Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
10/29/1986

CLASS A
Ticker: SGVDX
Fund Number: 3004
CLASS B
Ticker: WGSBX
Fund Number: 3421
CLASS C
Ticker: WGSCX
Fund Number: 3507


INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    GOVERNMENT SECURITIES FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1,2/
                              AS OF 12/31 EACH YEAR
1998    1999     2000    2001     2002    2003    2004    2005    2006    2007
7.82%  -1.42%   11.03%   8.46%   10.24%   2.66%   3.20%   2.20%   3.50%   6.98%

             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.58%
  Worst Quarter:      Q2    2004       -2.81%


          The Fund's year-to-date performance through June 30, 2008, was 1.70%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                  1 YEAR   5 YEARS   10 YEARS
 CLASS A/1,2/
  Returns Before Taxes           2.16%    2.74%     4.91%
  Returns After Taxes on         0.46%    1.07%     2.81%
  Distributions/3/
  Returns After Taxes on         1.36%    1.36%     2.90%
Distributions and Sale of
  Fund Shares/3/
 CLASS B/1 /Returns Before       1.13%    2.41%     4.52%
  Taxes
 CLASS C/1 /Returns Before       5.13%    2.77%     4.52%
  Taxes
 LEHMAN BROTHERS                 8.47%    3.69%     5.55%
INTERMEDIATE U.S. GOVERNMENT
  BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.            7.50%    4.25%       N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on August 31, 1999. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Class B shares incepted on July 18, 2008. Class C shares incepted on December 26, 2002. Performance shown for the Class A shares from August 31, 1999, through December 31,
  2007, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to August 31, 1999, for the Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown for the Class B shares reflects the performance of the Class C shares and includes expenses that are not applicable to and are higher than those of the Class B shares, adjusted to reflect Class B sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.

2 Class A Calendar Year Total Returns and Returns After Taxes are being shown because Class A has a longer period of returns than Class B and Class C.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
4 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

 6 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)             CLASS A   CLASS B    CLASS C
  Maximum sales charge           4.50%      None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None/1/    5.00%      1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)            CLASS A   CLASS B   CLASS C
  Management Fees/2/            0.38%     0.38%      0.38%
  Distribution (12b-1) Fees     0.00%     0.75%      0.75%
  Other Expenses/3/             0.54%     0.54%      0.54%
  Acquired Fund Fees and        0.01%     0.01%      0.01%
  Expenses/4/
  TOTAL ANNUAL FUND           0.93%/6/    1.68%    1.68%/6/
  OPERATING EXPENSES/5/
  Fee Waivers                   0.02%     0.02%      0.02%
  NET EXPENSES/7,8/           0.91%/6/    1.66%    1.66%/6/


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
6 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
7 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.
8 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90% for Class A and 1.65% for Class B and Class C. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


                                                    GOVERNMENT SECURITIES FUND 7

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $539           $669           $269
   3 Years          $731           $828           $528
   5 Years          $940         $1,111           $911
  10 Years        $1,540         $1,692         $1,985
 If you do NOT sell your shares at the end of the period:
   1 Year           $539           $169           $169
   3 Years          $731           $528           $528
   5 Years          $940           $911           $911
  10 Years        $1,540         $1,692         $1,985


 8 GOVERNMENT SECURITIES FUND

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
12/28/1995
CLASS A
Ticker: SHBAX

Fund Number: 3014
CLASS B
Ticker: WFNBX
Fund Number: 3423
CLASS C
Ticker: WFNCX
Fund Number: 3546


INVESTMENT OBJECTIVE
The High Income Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;

o up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;

o up to 20% of the Fund's total assets in equities and convertible debt securities; and

o up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                              HIGH INCOME FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 10 HIGH INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1,2/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003     2004     2005    2006    2007
2.80%   7.53%  -7.41%  -1.04%  -6.82%   24.34%   10.11%   3.29%   9.52%   3.27%

           BEST AND WORST QUARTER
  Best Quarter:      Q2    2003        7.79%
  Worst Quarter:     Q2    2002      - 9.04%


          The Fund's year-to-date performance through June 30, 2008, was
          -2.12%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS   10 YEARS
 CLASS A/1,2/
  Returns Before Taxes            -1.38%      8.84%    3.72%
  Returns After Taxes on          -3.77%      6.20%    0.39%
  Distributions/3/
  Returns After Taxes on          -0.91%      6.03%    1.04%
Distributions and Sale of
  Fund Shares/3/
 CLASS B/1/ Returns Before        -2.54%      8.84%    3.59%
  Taxes
 CLASS C/1/ Returns Before         1.46%      9.13%    3.59%
  Taxes
 LEHMAN BROTHERS U.S.              1.87%     10.90%    5.51%
CORPORATE HIGH YIELD BOND
  INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on February 29, 2000.
  Class B and Class C shares incepted on July 18, 2008. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from February 29, 2000, through December 31, 2007, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to February 29, 2000, for the Class A shares, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown for the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.

2 Class A Calendar Year Total Returns and Returns After Taxes are being shown because Class A has a longer period of returns than Class B and Class C.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
4 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged,
  U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

                                                             HIGH INCOME FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)               CLASS A   CLASS B   CLASS C
  Maximum sales charge           4.50%      None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None/1/    5.00%     1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/2/              2.00%     2.00%     2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)              CLASS A   CLASS B   CLASS C
  Management Fees/3/              0.50%     0.50%     0.50%
  Distribution (12b-1) Fees       0.00%     0.75%     0.75%
  Other Expenses/4/               0.54%     0.54%     0.54%
  Acquired Fund Fees and          0.01%     0.01%     0.01%
  Expenses/5/
  TOTAL ANNUAL FUND             1.05%/7/    1.80%     1.80%
  OPERATING EXPENSES/6/
  Fee Waivers                     0.14%     0.14%     0.14%
  NET EXPENSES/8,9/             0.91%/7/    1.66%     1.66%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.50% for the first $500 million;
  0.475% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

4 Includes expenses payable to affiliates of Wells Fargo & Company.
5 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

6 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
7 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
8 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.
9 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90% for Class A and 1.65% for Class B and Class C. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


 12 HIGH INCOME FUND

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                 CLASS A       CLASS B       CLASS C
 If you sell your shares at the end of the period:
   1 Year          $539          $669          $269
   3 Years         $756          $853          $553
   5 Years         $990        $1,162          $962
  10 Years       $1,663        $1,814        $2,104
 If you do NOT sell your shares at the end of the
period:
   1 Year          $539          $169          $169
   3 Years         $756          $553          $553
   5 Years         $990          $962          $962
  10 Years       $1,663        $1,814        $2,104


                                       ^

                                                             HIGH INCOME FUND 13

INCOME PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA

W. Frank Koster

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

Janet S. Rilling, CFA, CPA


FUND INCEPTION:
7/13/1998
CLASS A
Ticker: STYAX

Fund Number: 59

CLASS B
Ticker: STYBX

Fund Number: 159
CLASS C
Ticker: WFIPX
Fund Number: 559


INVESTMENT OBJECTIVE
The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing securities;

o up to 35% of the Fund's total assets in debt securities that are below investment-grade; and

o  up to 25% of the Fund's total assets in debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called "high yield" securities or "junk bonds") offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund's portfolio equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 14 INCOME PLUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk

   o Counter-Party Risk

   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             INCOME PLUS FUND 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

               CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1999    2000    2001    2002    2003    2004    2005     2006    2007
-3.47%  2.77%   7.76%   7.33%   8.41%   6.55%   1.41%    5.32%   6.24%

           BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       4.16%
  Worst Quarter:      Q2    2004      -1.96%


          The Fund's year-to-date performance through June 30, 2008, was 0.39%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR      5 YEARS      LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes              1.50%       4.60%            4.27%
  Returns After Taxes on           -0.24%       2.59%            1.90%
  Distributions/2/
  Returns After Taxes on            0.94%       2.73%            2.14%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before          0.50%       4.44%            4.01%
  Taxes
 CLASS C/1/ Returns Before          4.41%       4.75%            4.00%
  Taxes
 LEHMAN BROTHERS U.S.               6.50%       4.99%           6.08%/4/
  UNIVERSAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 13, 1998. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.
4 Performance for the Lehman Brothers U.S. Universal Bond Index is as of July
  31, 1998, the nearest date to the Fund's inception date for which data is available.

 16 INCOME PLUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)                CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.50%         0.50%         0.50%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.70%         0.70%         0.70%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.21%         1.96%         1.96%
  OPERATING EXPENSES/5,6/
  Fee Waivers                     0.30%         0.30%         0.30%
  NET EXPENSES/5,7,8/             0.91%         1.66%         1.66%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.50% for the first $500 million;
  0.475% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The expense ratios shown do not correlate to the corresponding expense ratios shown in the Financial Highlights, which do not reflect changes in operating expenses of the Fund and do not include expenses of any Acquired Fund.
6 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
7 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.
8 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90% for Class A, and 1.65% for Class B and Class C. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


                                                             INCOME PLUS FUND 17

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $539           $669           $269
   3 Years          $788           $886           $586
   5 Years        $1,058         $1,230         $1,030
  10 Years        $1,825         $1,975         $2,261
 If you do NOT sell your shares at the end of the period:
   1 Year           $539           $169           $169
   3 Years          $788           $586           $586
   5 Years        $1,058         $1,030         $1,030
  10 Years        $1,825         $1,975         $2,261


 18 INCOME PLUS FUND

INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION:
2/28/2003
CLASS A
Ticker: IPBAX

Fund Number: 1753

CLASS B
Ticker: IPBBX

Fund Number: 1754
CLASS C
Ticker: IPBCX
Fund Number: 1755


INVESTMENT OBJECTIVE
The Inflation-Protected Bond Fund seeks total return, consisting of income and capital appreciation, while providing protection against inflation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities; and

o up to 20% of the Fund's net assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Inflation-Protected Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                INFLATION-PROTECTED BOND FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Inflation-Protected Debt Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 20 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

CALENDAR YEAR TOTAL RETURNS FOR
           CLASS A/1/
     AS OF 12/31 EACH YEAR
2004    2005    2006    2007
7.30%   2.14%   0.18%   10.99%

           BEST AND WORST QUARTERS
  Best Quarter:       Q4    2007       4.90%
  Worst Quarter:      Q2    2004      -3.32%


          The Fund's year-to-date performance through June 30, 2008, was 4.42%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                    1 YEAR      LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes              6.00%          3.83%
  Returns After Taxes on            4.18%          2.24%
  Distributions/2/
  Returns After Taxes on            3.84%          2.33%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before          5.08%          3.62%
  Taxes
 CLASS C/1/ Returns Before          9.18%          4.00%
  Taxes
 LEHMAN BROTHERS U.S. TIPS         11.63%          5.52%
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on February 28, 2003. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers U. S. TIPS (Treasury Inflation-Protected Securities)
  Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

                                                INFLATION-PROTECTED BOND FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)                CLASS A       CLASS B       CLASS C
  Maximum sales charge             4.50%          None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/        5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)              CLASS A     CLASS B     CLASS C
  Management Fees/2/             0.40%       0.40%       0.40%
  Distribution (12b-1) Fees      0.00%       0.75%       0.75%
  Other Expenses/3/              0.73%       0.73%       0.73%
  TOTAL ANNUAL FUND              1.13%       1.88%       1.88%
  OPERATING EXPENSES/4,5/
  Fee Waivers                    0.28%       0.28%       0.28%
  NET EXPENSES/6/                0.85%       1.60%       1.60%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.40% for the first $500 million; 0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


 22 INFLATION-PROTECTED BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $533           $663           $263
   3 Years          $767           $864           $564
   5 Years        $1,019         $1,191           $991
  10 Years        $1,741         $1,892         $2,180
 If you do NOT sell your shares at the end of the period:
   1 Year           $533           $163           $163
   3 Years          $767           $564           $564
   5 Years        $1,019           $991           $991
  10 Years        $1,741         $1,892         $2,180


                                       ^

                                                INFLATION-PROTECTED BOND FUND 23

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
12/18/1992
CLASS A
Ticker: MSDAX

Fund Number: 932

CLASS B
Ticker: MSDBX

Fund Number: 933
CLASS C
Ticker: MSDCX
Fund Number: 934


INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 24 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                          SHORT DURATION GOVERNMENT BOND FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                   CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
7.48%   2.31%   7.83%   7.55%   5.99%   1.92%   1.16%   1.28%   3.86%    5.80%

           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2001       3.34%
  Worst Quarter:      Q2    2004      -1.31%


          The Fund's year-to-date performance through June 30, 2008, was 2.20%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             2.63%        2.16%          4.17%
  Returns After Taxes on           1.12%        0.98%          2.44%
  Distributions/2/
  Returns After Taxes on           1.68%        1.15%          2.49%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         2.01%        2.01%          3.97%
  Taxes
 CLASS C/1/ Returns Before         4.01%        2.01%          3.97%
  Taxes
 LEHMAN BROTHERS U.S. 1-3          7.10%        3.18%          4.84%
YEAR GOVERNMENT BOND
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 11, 1996. Class B and Class C shares incepted on May 31, 2002. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers U.S. 1-3 Year Government Bond Index is the 1-3 year component of the Lehman Brothers U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Lehman Brothers U.S. 1-3 Year Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
  2.9 years are included. You cannot invest directly in an index.

 26 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            3.00%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       3.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.56%         0.56%         0.56%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               0.97%         1.72%         1.72%
  OPERATING EXPENSES/5,6/
  Fee Waivers                     0.11%         0.11%         0.11%
  NET EXPENSES/5,7,8/             0.86%         1.61%         1.61%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expense ratios shown do not correlate to the corresponding expense ratios shown in the Financial Highlights, which do not reflect changes in operating expenses of the Fund and do not include expenses of any Acquired Fund.

6 Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

7 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.
8 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 0.85% for Class A and 1.60% for Class B and Class C. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                          SHORT DURATION GOVERNMENT BOND FUND 27

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $385           $464           $264
   3 Years          $589           $631           $531
   5 Years          $810           $923           $923
  10 Years        $1,444         $1,729         $2,021
 If you do NOT sell your shares at the end of the period:
   1 Year           $385           $164           $164
   3 Years          $589           $531           $531
   5 Years          $810           $923           $923
  10 Years        $1,444         $1,729         $2,021


 28 SHORT DURATION GOVERNMENT BOND FUND

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
8/31/1987
CLASS A
Ticker: SSTVX

Fund Number: 3005
CLASS C
Ticker: WFSHX
Fund Number: 3540


INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in U.S. dollar-denominated debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         SHORT-TERM BOND FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk

   o U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1,2/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
4.61%   3.88%   7.05%   4.10%   0.40%   3.57%   1.98%   1.95%   4.41%    4.55%

           BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.19%
  Worst Quarter:     Q1    2002      - 1.98%


          The Fund's year-to-date performance through June 30, 2008, was 1.00%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1,2/
  Returns Before Taxes                1.41%       2.66%          3.32%
  Returns After Taxes on             -0.32%       1.19%          1.38%
  Distributions/3/
  Returns After Taxes on              0.89%       1.41%          1.62%
Distributions and Sale of
  Fund Shares/3/
 CLASS C/1 /Returns Before            2.80%       2.68%          3.12%
  Taxes
 LEHMAN BROTHERS U.S 1-3              6.83%       3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on August 31, 1999. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Class C shares incepted on March 31, 2008. Performance shown for the Class A shares from August 31, 1999, through December 31, 2007, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to August 31, 1999, for the Class A shares, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown for the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 Class A Calendar Year Total Returns and Returns After Taxes are being shown because Class A has a longer period of returns than Class C.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

                                                         SHORT-TERM BOND FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A        CLASS C
  Maximum sales charge               3.00%           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS C
  Management Fees/2/                0.40%          0.40%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/3/                 0.55%          0.55%
  Acquired Fund Fees and            0.02%          0.02%
  Expenses/4/
  TOTAL ANNUAL FUND                0.97%          1.72%
  OPERATING EXPENSES/5,6/
  Fee Waivers                       0.15%          0.15%
  NET EXPENSES/5,7,8/              0.82%          1.57%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The expense ratios shown do not correlate to the corresponding expense ratios shown in the Financial Highlights, which do not reflect changes in operating expenses of the Fund and do not include expenses of any Acquired Fund.
6 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
7 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.

8 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 0.80% for Class A shares and 1.55% for Class C shares. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.

 32 SHORT-TERM BOND FUND

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                 CLASS A       CLASS C
 If you sell your shares at the end of
the period:
   1 Year          $381          $260
   3 Years         $585          $527
   5 Years         $806          $919
  10 Years       $1,441        $2,018
 If you do NOT sell your shares at the
end of the period:
   1 Year          $381          $160
   3 Years         $585          $527
   5 Years         $806          $919
  10 Years       $1,441        $2,018


                                                         SHORT-TERM BOND FUND 33

SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
6/30/1997
CLASS A
Ticker: SSTHX

Fund Number: 3017
CLASS C
Ticker: WFHYX
Fund Number: 3541


INVESTMENT OBJECTIVE
The Short-Term High Yield Bond Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in below investment-grade corporate debt securities; and

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics, liquidity and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 34 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                              SHORT-TERM HIGH YIELD BOND FUND 35

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1,2/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
8.04%   5.00%   4.70%  -0.69%  -0.26%   9.30%   4.40%   2.84%   5.97%    3.24%

           BEST AND WORST QUARTER
  Best Quarter:       Q1    2001       3.69%
  Worst Quarter:      Q2    2002      -3.54%


          The Fund's year-to-date performance through June 30, 2008, was 1.80%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1,2/
  Returns Before Taxes                0.14%       4.49%          3.89%
  Returns After Taxes on             -1.87%       2.63%          1.44%
  Distributions/3/
  Returns After Taxes on              0.08%       2.74%          1.78%
Distributions and Sale of
  Fund Shares/3/
 CLASS C/1 /Returns Before            1.51%       4.53%          3.69%
  Taxes
 MERRILL LYNCH HIGH YIELD             2.13%       7.26%          5.56%
  U.S. CORPORATES, CASH PAY,
  BB RATED 1-5 YEARS
INDEX/4/(reflects no
deduction for fees, expense  s
or
  taxes)
 SHORT-TERM HIGH YIELD BOND           2.37%       8.13%          6.01%
  INDEX III/5/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on February 29, 2000. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Class C shares incepted on March 31, 2008. Performance shown for the Class A shares from February 29, 2000, through December 31, 2007, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to February 29, 2000, for the Class A shares, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class
  A sales charges. Performance shown for the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 Class A Calendar Year Total Returns and Returns After Taxes are being shown because Class A has a longer period of returns than Class C.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
4 The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years
  Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.
5 The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch
  High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years
  Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. The Merrill Lynch High
  Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.

 36 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A        CLASS C
  Maximum sales charge               3.00%           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/2/                  2.00%           2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS C
  Management Fees/3/                0.50%          0.50%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/4/                 0.57%          0.57%
  Acquired Fund Fees and            0.02%          0.02%
  Expenses/5/
  TOTAL ANNUAL FUND                1.09%          1.84%
  OPERATING EXPENSES/6,7/
  Fee Waivers                       0.26%          0.26%
  NET EXPENSES/7,8,9/              0.83%          1.58%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.50% for the first $500 million;
  0.475% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
4 Includes expenses payable to affiliates of Wells Fargo & Company.
5 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

6 Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


7 The expense ratios shown do not correlate to the corresponding expense ratios shown in the Financial Highlights, which do not reflect changes in operating expenses of the Fund and do not include expenses of any Acquired Fund.
8 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.

9 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 0.81% for Class A shares and 1.56% for Class C shares. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                              SHORT-TERM HIGH YIELD BOND FUND 37

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                 CLASS A       CLASS C
 If you sell your shares at the end of
the period:
   1 Year          $382          $261
   3 Years         $611          $553
   5 Years         $858          $971
  10 Years       $1,566        $2,137
 If you do NOT sell your shares at the
end of the period:
   1 Year          $382          $161
   3 Years         $611          $553
   5 Years         $858          $971
  10 Years       $1,566        $2,137


 38 SHORT-TERM HIGH YIELD BOND FUND

STABLE INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Galliard Capital Management, Inc.

PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA

FUND INCEPTION:
11/11/1994
CLASS A
Ticker: NVSAX

Fund Number: 19

CLASS B
Ticker: NVSBX

Fund Number: 399
CLASS C
Ticker: WSICX
Fund Number: 1827


INVESTMENT OBJECTIVE
The Stable Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;
   and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities, which results in a relatively lower turnover strategy. We will sell securities based on deteriorating credit, overvaluation or to replace them with more attractively valued issues.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                           STABLE INCOME FUND 39

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 40 STABLE INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                   CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.87%   3.43%   6.82%   5.53%   3.03%   1.50%   1.07%   2.14%   4.22%   3.90%

            BEST AND WORST QUARTERS
  Best Quarter:        Q1    2001        2.32%
  Worst Quarter:       Q2    2004       -0.44%


          The Fund's year-to-date performance through June 30, 2008, was
          -1.96%.


                                                           STABLE INCOME FUND 41

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes             1.82%        2.15%          3.53%
  Returns After Taxes on           0.26%        1.12%          2.06%
  Distributions/2/
  Returns After Taxes on           1.17%        1.23%          2.10%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         1.56%        1.79%          2.95%
  Taxes
 CLASS C/1/ Returns Before         2.11%        1.78%          2.90%
  Taxes
 LEHMAN BROTHERS 9-12 MONTHS       5.88%        3.01%          4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3          6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS       5.80%         N/A            N/A
SHORT-TERM U.S.
  GOVERNMENT/CREDIT
  BOND INDEX/6,7/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on May 2, 1996. Class B shares incepted on May 17, 1996. Class C shares incepted on June 30, 2003. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged
  U.S.treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short-Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.
7 The Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. The Index has an inception date of August 1, 2004.

 42 STABLE INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge             2.00%          None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/        1.50%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.59%         0.59%         0.59%
  TOTAL ANNUAL FUND               0.99%         1.74%         1.74%
  OPERATING EXPENSES/4,5/
  Fee Waivers                     0.14%         0.14%         0.14%
  NET EXPENSES/6/                 0.85%         1.60%         1.60%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.40% for the first $500 million; 0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


                                                           STABLE INCOME FUND 43

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $285           $313           $263
   3 Years          $496           $535           $535
   5 Years          $725           $933           $933
  10 Years        $1,381         $1,753         $2,045
 If you do NOT sell your shares at the end of the period:
   1 Year           $285           $163           $163
   3 Years          $496           $535           $535
   5 Years          $725           $933           $933
  10 Years        $1,381         $1,753         $2,045


 44 STABLE INCOME FUND

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
11/30/2000
CLASS A
Ticker: SASAX

Fund Number: 3308

CLASS B
Ticker: SASIX

Fund Number: 3411
CLASS C
Ticker: SASCX
Fund Number: 3517


INVESTMENT OBJECTIVE
The Strategic Income Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing securities;

o  up to 30% of the Fund's total assets in debt securities of foreign issuers;

o up to 20% of the Fund's total assets in debt securities that are in default at the time of purchase; and

o  up to 20% of the Fund's total assets in equities and convertible securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing securities. These may include corporate obligations, convertible securities and bank loans.We typically invest in debt securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. The Fund may invest all of its assets in below investment-grade debt securities (often called "high-yield" securities or "junk bonds"). We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                        STRATEGIC INCOME FUND 45

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk

   o Regulatory Risk

   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 46 STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

        CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                  AS OF 12/31 EACH YEAR
2001    2002    2003     2004     2005    2006     2007
6.96%  -6.41%   33.38%   11.96%   2.81%   11.04%   2.52%

          BEST AND WORST QUARTERS
  Best Quarter:      Q2    2003      12.13%
  Worst Quarter:     Q2    2002      -8.11%


          The Fund's year-to-date performance through June 30, 2008, was
          -2.67%.


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes             -2.10%         10.79%           8.29%
  Returns After Taxes on           -4.69%          8.05%           4.94%
  Distributions/2/
  Returns After Taxes on           -1.22%          7.74%           5.04%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before         -3.24%         10.53%           7.89%
  Taxes
 CLASS C/1/ Returns Before          0.75%         10.78%           7.87%
  Taxes
 LEHMAN BROTHERS U.S.               1.87%         10.90%           5.51%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on November 30, 2000. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged,
  U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

                                                        STRATEGIC INCOME FUND 47

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/2/               2.00%         2.00%         2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/3/              0.50%         0.50%         0.50%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/4/               0.78%         0.78%         0.78%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/5/
  TOTAL ANNUAL FUND               1.29%         2.04%         2.04%
  OPERATING EXPENSES/6,7/
  Fee Waivers                     0.18%         0.18%         0.18%
  NET EXPENSES/7,8,9/             1.11%         1.86%         1.86%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.50% for the first $500 million;
  0.475% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
4 Includes expenses payable to affiliates of Wells Fargo & Company.
5 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
6 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
7 The expense ratios shown do not correlate to the corresponding expense ratios shown in the Financial Highlights, which do not reflect changes in operating expenses of the Fund and do not include expenses of any Acquired Fund.
8 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.
9 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 1.10% for Class A, and 1.85% for Class B and Class C. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


 48 STRATEGIC INCOME FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $558           $689           $289
   3 Years          $824           $922           $622
   5 Years        $1,109         $1,282         $1,082
  10 Years        $1,921         $2,071         $2,355
 If you do NOT sell your shares at the end of the period:
   1 Year           $558           $189           $189
   3 Years          $824           $622           $622
   5 Years        $1,109         $1,082         $1,082
  10 Years        $1,921         $2,071         $2,355


                                                        STRATEGIC INCOME FUND 49

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Troy Ludgood
Thomas O'Connor, CFA
Lynne A. Royer
William Stevens

FUND INCEPTION:
6/30/1997
CLASS A
Ticker: MBFAX

Fund Number: 940

CLASS B
Ticker: MBFBX

Fund Number: 941
CLASS C
Ticker: MBFCX
Fund Number: 942


INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in bonds;

o  at least 80% of the Fund's total assets in investment-grade debt securities;

o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 50 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       TOTAL RETURN BOND FUND 51

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                   CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000     2001    2002    2003    2004    2005    2006    2007
8.51%   0.78%   11.85%   9.37%   9.80%   4.37%   3.99%   1.91%   3.89%   6.14%

           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       4.86%
  Worst Quarter:      Q2    2004      -2.44%


          The Fund's year-to-date performance through June 30, 2008, was 1.16%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                1.37%       3.10%          5.35%
  Returns After Taxes on             -0.25%       1.63%          3.20%
  Distributions/2/
  Returns After Taxes on              0.85%       1.78%          3.23%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before            0.36%       2.88%          5.35%
  Taxes
 CLASS C/1/ Returns Before            4.37%       3.24%          5.27%
  Taxes
 LEHMAN BROTHERS U.S.                 6.97%       4.42%          5.97%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on October 31, 2001. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 52 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.37%         0.37%         0.37%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.56%         0.56%         0.56%
  TOTAL ANNUAL FUND               0.93%         1.68%         1.68%
  OPERATING EXPENSES/4,5/
  Fee Waivers                     0.08%         0.08%         0.08%
  NET EXPENSES/6/                 0.85%         1.60%         1.60%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.40% for the first $500 million; 0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Includes gross expenses allocated from the master portfolio in which the Fund invests.
5 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolio's fees and expenses, as shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


                                                       TOTAL RETURN BOND FUND 53

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                  CLASS A        CLASS B        CLASS C
 If you sell you shares at the end of the period:
   1 Year           $533           $663           $263
   3 Years          $725           $822           $522
   5 Years          $934         $1,105           $905
  10 Years        $1,535         $1,687         $1,980
 If you do NOT sell your shares at the end of the period:
   1 Year           $533           $163           $163
   3 Years          $725           $522           $522
   5 Years          $934           $905           $905
  10 Years        $1,535         $1,687         $1,980


                                       ^

 54 TOTAL RETURN BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
D. James Newton II, CFA, CPA
Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988
CLASS A
Ticker: SADAX

Fund Number: 3006
CLASS C
Ticker: WUSTX
Fund Number: 3547


INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                 ULTRA SHORT-TERM INCOME FUND 55

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 56 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1,2/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.39%   4.76%   6.31%   4.02%   0.45%   2.09%   1.60%   3.46%   4.91%   3.21%

            BEST AND WORST QUARTER
  Best Quarter:       Q1    2001         2.09%
  Worst Quarter:      Q1    2002       - 0.81%


          The Fund's year-to-date performance through June 30, 2008, was
          -0.78%.


                                                 ULTRA SHORT-TERM INCOME FUND 57

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1,2/
  Returns Before Taxes                1.15%       2.63%          3.30%
  Returns After Taxes on             -0.70%       1.19%          1.49%
  Distributions/3/
  Returns After Taxes on              0.73%       1.40%          1.69%
Distributions and Sale of
  Fund Shares/3/
 CLASS C/1 /Returns Before            1.52%       2.52%          3.06%
  Taxes
 LEHMAN BROTHERS 9-12 MONTHS          5.88%       3.01%          4.17%
U.S. SHORT TREASURY
  INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3             6.83%       3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/5,6/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM           5.49%        N/A            N/A
U.S. GOVERNMENT/CREDIT BON  D
  Index/7/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on August 31, 1999. Class
  C shares incepted on July 18, 2008. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from August 31, 1999, through December 31, 2007, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to August 31, 1999, for the Class A shares, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown for the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

2 Class A Calendar Year Total Returns and Returns After Taxes are being shown because Class A has a longer period of returns than Class C.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
4 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.
  treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
5 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
6 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.

7 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.


 58 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A        CLASS C
  Maximum sales charge             2.00%          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales           None/1/        1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS C
  Management Fees/2/                0.39%          0.39%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/3/                 0.55%          0.55%
  Acquired Fund Fee and             0.02%          0.02%
  Expenses/4/
  TOTAL ANNUAL FUND                 0.96%          1.71%
  OPERATING EXPENSES/5,6/
  Fee Waivers                       0.24%          0.24%
  NET EXPENSES/6,7,8/               0.72%          1.47%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


6 The expense ratios shown do not correlate to the corresponding expense ratios shown in the Financial Highlights, which do not reflect changes in operating expenses of the Fund and do not include expenses of any Acquired Fund.
7 The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.

8 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, excluding the expenses of any money market fund or other fund held by the Fund, at 0.70% for Class A shares and 1.45% for Class C shares. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.

                                                 ULTRA SHORT-TERM INCOME FUND 59

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                 CLASS A       CLASS C
 If you sell your shares at the end of
the period:
   1 Year          $272          $250
   3 Years         $475          $515
   5 Years         $696          $904
  10 Years       $1,329        $1,996
 If you do NOT sell your shares at the
end of the period:
   1 Year          $272          $150
   3 Years         $475          $515
   5 Years         $696          $904
  10 Years       $1,329        $1,996


 60 ULTRA SHORT-TERM INCOME FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 61

FOREIGN INVESTMENT RISK     Foreign investments are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

INFLATION-PROTECTED DEBT    Inflation-protected debt securities are structured to provide protection against the negative
SECURITIES RISK             effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

ISSUER RISK                 The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.


 62 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK             assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                            Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

STRIPPED SECURITIES RISK    Stripped securities are the separate income or principal components of debt securities.
                            These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 63

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate risk.


 64 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statements of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 65

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2008.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 66 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. For the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, sub-advisory services provided to the master portfolio in which each such Fund invests are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level for these Funds because each of these Funds invests substantially all of its assets in master portfolios described in the "Master/
Gateway (Reg. TM) Structure" section. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which each such Fund invests, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.

--------------------------------------------------------------------------------
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is the investment sub-adviser for the Stable Income Fund. In this capacity, Galliard is responsible for the day-to-day investment management of the Stable Income Fund. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

RICHARD MERRIAM, CFA   Mr. Merriam is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund     managed since 2004. Mr. Merriam joined Galliard at the firm's inception in 1995 as a managing partner and has since been responsible for investment process and strategy.
                       Education: B.A., Economics and English, University of Michigan; M.B.A., University of
                       Minnesota.

AJAY MIRZA, CFA        Mr. Mirza is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund     managed since 2004. Mr. Mirza joined Galliard at the firm's inception in 1995 and has since been serving as a portfolio manager and mortgage specialist. Education: B.E.,
                       Instrumentation, Birla Institute of Technology (India), M.A., Economics, Tulane
                       University; M.B.A., University of Minnesota.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus except for the Stable
Income Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


MICHAEL J. BRAY, CFA         Mr. Bray is jointly responsible for managing the Government Securities Fund and the
Government Securities Fund   Inflation-Protected Bond Fund, both of which he has managed since 2005. He is also
Income Plus Fund             jointly responsible for managing the Income Plus Fund, which he has managed since
Inflation-Protected Bond     2008. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the
 Fund                        Customized Fixed Income Team specializing in government, agency and mortgage-
                             and asset-backed securities. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward
                             Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at
                             State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of
                             Connecticut, Storrs; M.B.A., Pennsylvania State University.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 67

W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund    he has managed since 2004, and the Income Plus Fund, which he has managed since
Income Plus Fund              2005. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital
                              Management, Mr. Koster was with Strong Capital Management, Inc. (SCM) since 1999.
                              He served as a senior vice president of SCM's Institutional Business Group from
                              December 2000 to March 2001, serving as a fixed-income product specialist and from
                              March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of Wooster.

TROY LUDGOOD                  Mr. Ludgood is jointly responsible for managing the Total Return Bond Fund, which he
Total Return Bond Fund        has managed since 2007. In 2008, Mr. Ludgood was named as co-head of the
                              Montgomery Fixed Income Strategies Team at Wells Capital Management, where he has also served as a portfolio manager since 2007, Director of Credit Trading since
                              2006, and a senior credit trader since 2004. Prior to joining Wells Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering,
                              Georgia Institute of Technology; M.B.A., Wharton School of the University of
                              Pennsylvania.

KEVIN J. MAAS, CFA            Mr. Maas is jointly responsible for managing the High Income Fund, the Short-Term
High Income Fund              High Yield Bond Fund, and the Strategic Income Fund, all of which he has managed
Short-Term High Yield         since 2007. Mr. Maas is a portfolio manager for the Wells Capital Management Fixed
 Bond Fund                    Income Team and also serves as a senior research analyst. He joined Wells Capital
Strategic Income Fund         Management in 2005 as a senior research analyst specializing in taxable high yield securities. Prior to joining Wells Capital Management, Mr. Maas was a high-yield, fixed-income analyst with Strong Capital Management, Inc. since 1999. Education: B.S.,
                              Finance, University of Minnesota.

JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund, the
Government Securities Fund    Short-Term Bond Fund, and the Ultra Short-Term Income Fund, each of which he has
Inflation-Protected Bond      managed since 2004. He is also jointly responsible for managing the Inflation-
 Fund                         Protected Bond Fund, which he has managed since 2005. Mr. Mueller joined Wells
Short-Term Bond Fund          Capital Management in 2005 as a portfolio manager specializing in macroeconomic
Ultra Short-Term Income Fund  analysis. Prior to joining Wells Capital Management, he served as a portfolio manager with Strong Capital Management, Inc. (SCM) since 1991. Additional responsibilities at
                              SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A.,
                              Economics, University of Chicago.

D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Income Plus Fund and the Ultra
Income Plus Fund              Short-Term Income Fund, both of which he has managed since 2008. Mr. Newton
Ultra Short-Term Income Fund  joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells Capital Management, Mr.
                              Newton served as a high-grade, fixed-income analyst with Strong Capital
                              Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at Northwestern
                              Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private
                              Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A.,
                              Economics, Albion College; M.B.A., University of Michigan.


 68 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund and the Total Return Bond Fund, both of which he has managed since 2003. Mr.
 Bond Fund                    O'Connor currently serves as a senior portfolio manager and co-head of the
Total Return Bond Fund        Montgomery Fixed Income Strategies Team at Wells Capital Management. He joined
                              Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                              Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of
                              Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Adminis-
                              tration, University of Vermont.

THOMAS M. PRICE, CFA          Mr. Price is jointly responsible for managing the Income Plus Fund, which he has
High Income Fund              managed since 2005 and the Ultra Short-Term Income Fund, which he has managed
Income Plus Fund              since 2002. He is also jointly responsible for managing the Strategic Income Fund,
Short-Term High Yield Bond    which he has managed since 2004 and the High Income Fund and the Short-Term
 Fund                         High Yield Bond Fund, both of which he has managed since 1998. Mr. Price joined Wells
Strategic Income Fund         Capital Management in 2005 as a portfolio manager specializing in taxable high yield
Ultra Short-Term Income Fund  securities. Prior to joining Wells Capital Management, Mr. Price was with Strong Capital
                              Management, Inc. (SCM) since 1996 as a fixed income research analyst and, since 1998, as a portfolio manager. Education: B.B.A., Finance, University of Michigan; M.B.A.,
                              Finance, Kellogg Graduate School of Management, Northwestern University.

JANET S. RILLING, CFA, CPA    Ms. Rilling is jointly responsible for managing the Income Plus Fund, which she has
Income Plus Fund              managed since 2008, and the Short-Term Bond Fund, which she has managed since
Short-Term Bond Fund          2005. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital
                              Management, she was a portfolio manager with Strong Capital Management, Inc.
                              (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.

LYNNE A. ROYER                Ms. Royer is jointly responsible for managing the Total Return Bond Fund, which she
Total Return Bond Fund        has managed since 2007. In 2008, Ms. Royer was named as co-head of the Montgomery
                              Fixed Income Strategies Team at Wells Capital Management, where she has also served as a senior portfolio manager since 2007, a portfolio manager since 2006, the Director of Credit Research since 2005, and a senior analyst since 2003. Prior to joining Wells
                              Capital Management, she was a senior analyst in the Fixed Income Division of
                              Montgomery Asset Management since 1997. Education: B.A., Gettysburg College;
                              M.B.A., Anderson Graduate School of Management, University of California, Los
                              Angeles.

MICHAEL J. SCHUELLER, CFA     Mr. Schueller is jointly responsible for managing the High Income Fund, Short-Term
High Income Fund              High-Yield Bond Fund, and the Strategic Income Fund, all of which he has managed
Short-Term High Yield Bond    since 2007. Mr. Schueller joined Wells Capital Management in 2005 as a senior research
 Fund                         analyst specializing in high yield securities and, since 2007, as a portfolio manager. Prior
Strategic Income Fund         to joining Wells Capital Management, Mr. Schueller was with Strong Capital
                              Management, Inc. (SCM) since 2000 as a leveraged loan trader and, since 2002, a fixed income research analyst. Education: B.A., Economics, University of Minnesota; J.D.,
                              University of Wisconsin.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 69

WILLIAM STEVENS             Mr. Stevens is jointly responsible for managing the Short Duration Government Bond
Short Duration Government   Fund, which he has managed since 1992 and the Total Return Bond Fund, which he has
 Bond Fund                  managed since 1997. Mr. Stevens joined Wells Capital Management in 2003 as chief
Total Return Bond Fund      fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                            Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                            Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                            University; M.B.A., Harvard Business School.


 70 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENT
Under the investment advisory contract for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Government Securities Fund, High Income Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Strategic Income Fund, Total Return Bond Fund, and Ultra Short-Term Income Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 71

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes. In addition, the Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.



                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      2%, 3% or 4.5% depending          None. Your entire investment      None. Your entire investment
                          on the Fund                       goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that,                1.5%, 3% or 5% and declines       1% if shares are sold within
 SALES CHARGE (CDSC)      depending on the Fund, a          until it reaches 0% at the        one year after purchase.
                          charge of 0.50% or 1%             beginning of the 3rd, 4th or
                          applies to certain                7th year depending on the
                          redemptions made within           Fund.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.



1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.


 72 A CHOICE OF SHARE CLASSES

CLASS A SHARES SALES CHARGE SCHEDULES
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.


               CLASS A SHARES SALES CHARGE SCHEDULE FOR ALL FUNDS
              (EXCEPT FOR THE SHORT DURATION GOVERNMENT BOND FUND,
             SHORT-TERM BOND FUND, SHORT-TERM HIGH YIELD BOND FUND,
              STABLE INCOME FUND, AND ULTRA SHORT-TERM INCOME FUND)
                                  FRONT-END SALES      FRONT-END SALES
                                   CHARGE AS %         CHARGE AS %
                                    OF PUBLIC         OF NET AMOUNT
 AMOUNT OF PURCHASE              OFFERING PRICE          INVESTED
  Less than $50,000                    4.50%                4.71%
  $50,000 to $99,999                   4.00%                4.17%
  $100,000 to $249,999                 3.50%                3.63%
  $250,000 to $499,999                 2.50%                2.56%
  $500,000 to $999,999                 2.00%                2.04%
  $1,000,000 and over/1/               0.00%                0.00%



1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


    CLASS A SHARES SALES CHARGE SCHEDULE FOR THE SHORT DURATION
            GOVERNMENT BOND FUND, SHORT-TERM BOND FUND,
                AND SHORT-TERM HIGH YIELD BOND FUND
                               FRONT-END SALES      FRONT-END SALES
                                CHARGE AS %         CHARGE AS %
                                 OF PUBLIC         OF NET AMOUNT
 AMOUNT OF PURCHASE           OFFERING PRICE          INVESTED
  Less than $50,000                 3.00%                3.09%
  $50,000 to $99,999                2.50%                2.56%
  $100,000 to $249,999              2.00%                2.04%
  $250,000 to $499,999              1.50%                1.52%
  $500,000 to $999,999              1.00%                1.01%
  $1,000,000 and over/1/            0.00%                0.00%


1 We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.



 CLASS A SHARES SALES CHARGE SCHEDULE FOR THE STABLE INCOME FUND AND
                     ULTRA SHORT-TERM INCOME FUND
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  2.00%                  2.04%
  $50,000 to $99,999                 1.50%                  1.52%
  $100,000 to $249,999               1.00%                  1.01%
  $250,000 to $499,999               0.75%                  0.76%
  $500,000 to $999,999               0.50%                  0.50%
  $1,000,000 and over/1/             0.00%                  0.00%



1 We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


                                                    A CHOICE OF SHARE CLASSES 73

CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date , three years for the Short Duration Government Bond Fund,and two years for the Stable Income Fund, may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:



     CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS (EXCEPT FOR THE SHORT DURATION GOVERNMENT BOND FUND AND STABLE
                                                    INCOME FUND)
 REDEMPTION WITHIN   1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS
 CDSC                5.00%      4.00%      3.00%      3.00%      2.00%      1.00%      0.00%     A shares


          CLASS B SHARES CDSC SCHEDULE FOR THE SHORT DURATION GOVERNMENT BOND
 REDEMPTION WITHIN   1 YEAR       2 YEARS       3 YEARS       4 YEARS        5 YEARS
 CDSC                3.00%         2.00%         1.00%         0.00%        A Shares


                     CLASS B SHARES CDSC FOR THE STABLE INCOME FUND
 REDEMPTION WITHIN   1 YEAR       2 YEARS       3 YEARS       4 YEARS        5 YEARS
 CDSC                1.50%         0.75%         0.00%         0.00%        A Shares


The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, three years for the Short Duration Government Bond Fund, and two years for the Stable Income Fund, the CDSC expires. After shares are held for seven years, four years for the Short Duration Government Bond Fund and the Stable Income Fund, the Class B shares are converted to Class A shares to reduce your future ongoing expenses


Class B shares received in exchange for Strong Fund shares purchased prior to the April 11, 2005 Strong Funds reorganization are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

                                   CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
                   FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
 REDEMPTION WITHIN   1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                5.00%     4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

 74 A CHOICE OF SHARE CLASSES

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

CLASS C SHARES SALES CHARGES

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Funds' distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.


                                                    A CHOICE OF SHARE CLASSES 75

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

 76 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:


 CAN THIS TYPE OF ACCOUNT BE
  AGGREGATED?                     YES       NO
 Individual accounts              X
 Joint accounts                   X
 UGMA/UTMA accounts               X
 Trust accounts over which        X
the shareholder has
individual or shared
  authority
 Solely owned business            X
  accounts
 RETIREMENT PLANS
 Traditional and Roth IRAs        X
 SEP IRAs                         X
 SIMPLE IRAs that use the                   X
WELLS FARGO ADVANTAGE FUNDS
  prototype agreement*
 SIMPLE IRAs that do not use      X
the WELLS FARGO ADVANTAGE
  FUNDS prototype agreement
 403(b) Plan accounts             X
 401(k) Plan accounts                       X
 OTHER ACCOUNTS
 529 Plan accounts*                         X
 Accounts held through other                X
  brokerage firms


* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 77

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.


o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/), subject to review and approval by Funds Management.


o Investors who held Advisor Class shares of a WELLS FARGO ADVANTAGE FUND at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met:
   o any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time;
   o share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time;
   o the owner of the account remains the same as the account owner at the Eligibility Time; and

   o following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.


Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another WELLS FARGO ADVANTAGE FUND without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.


o Income Plus Fund investors who held Advisor Class shares of the WELLS FARGO ADVANTAGE CORPORATE BOND FUND at the close of business on July 18, 2008 (the "Merger Eligibility Time"), so long as the following conditions are met:
   o any purchases at NAV are limited to Class A shares of the Income Plus
     Fund;
   o share purchases are made in the same account through which the investor held Advisor Class shares at the Merger Eligibility Time;
   o the owner of the account remains the same as the account owner at the Merger Eligibility Time; and
   o following the Merger Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.

Investors who held Advisor Class shares of the WELLS FARGO ADVANTAGE CORPORATE BOND FUND at the Merger Eligibility Time are also eligible to exchange their Class A shares of the Income Plus Fund for Class A shares of another WELLS FARGO ADVANTAGE FUND without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.


o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

 78 REDUCTIONS AND WAIVERS OF SALES CHARGES

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.


o We waive the Class C shares CDSC if the dealer of record waived its commission.


o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 79

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) primarily cover past sales and distribution services, as well as ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:



 FUND                              CLASS B     CLASS C
 Government Securities Fund        0.75%       0.75%
 High Income Fund                  0.75%       0.75%
 Income Plus Fund                  0.75%       0.75%
 Inflation-Protected Bond          0.75%       0.75%
  Fund
 Short Duration Government         0.75%       0.75%
  Bond Fund
 Short-Term Bond Fund               N/A        0.75%
 Short-Term High Yield Bond         N/A        0.75%
  Fund
 Stable Income Fund                0.75%       0.75%
 Strategic Income Fund             0.75%       0.75%
 Total Return Bond Fund            0.75%       0.75%
 Ultra Short-Term Income Fund       N/A        0.75%


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to,

 80 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.

                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 81

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 82 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

                                                       HOW TO OPEN AN ACCOUNT 83

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- -----------------------------------
 Regular accounts            $1,000                                             $100
 IRAs, IRA rollovers, Roth     $250                                             $100
  IRAs
 UGMA/UTMA accounts             $50                                              $50
 Employer Sponsored          no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- -----------------------------------
 By Internet                 A new account may not be opened by                 o To buy additional shares or buy
---------------------------  Internet unless you have another Wells Fargo       shares of a new Fund, visit
                             Advantage Fund account with your bank              www.wellsfargo.com/
                             information on file. If you do not currently       advantagefunds.
                             have an account, refer to the section on           o Subsequent online purchases
                             buying shares by mail or wire.                     have a minimum of $100 and a
                             --------------------------------------------------
                                                                                maximum of $100,000. You may
                                                                                be eligible for an exception to
                                                                                this maximum. Please call
                                                                                Investor Services at
                                                                                1-800-222-8222 for more
                                                                                information.
                                                                                ----------------------------------
 By Mail                     o Complete and sign your account                   o Enclose a voided check (for
---------------------------  application.                                       checking accounts) or a deposit
                             o Mail the application with your check made        slip (savings accounts).
                             payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                with your name, the Fund name,
                                              REGULAR MAIL
                            --------------------------------------------------
                                                                               and your account number.
                                      WELLS FARGO ADVANTAGE FUNDS
                                                                               o Mail the deposit slip or note
                                             P.O. Box 8266
                                                                               with your check made payable
                                         Boston, MA 02266-8266
                                                                               to the Fund to the address on
                                             OVERNIGHT ONLY                    the left.
                            -------------------------------------------------- -----------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone                A new account may not be opened by                 To buy additional shares or to buy
---------------------------  telephone unless you have another Wells            shares of a new Fund call:
                             Fargo Advantage Fund account with your             o Investor Services at
                             bank information on file. If you do not            1-800-222-8222 or
                             currently have an account, refer to the section    o 1-800-368-7550 for the
                             on buying shares by mail or wire.                  automated phone system.
                             -------------------------------------------------- ----------------------------------


 84 HOW TO BUY SHARES

 BUYING SHARES
------------------------------------------------------------------------------------------------------------------
                             OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
                            ---------------------------------------------- ---------------------------------------
 In Person                   Investors are welcome to visit the Investor   See instructions shown to the left.
--------------------------                                                 ---------------------------------------
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve,
                            Menomonee Falls, Wisconsin 53051.
                            ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------  application (refer to the section on buying    your bank or financial institution to
                            shares by mail)                                use the same wire instructions
                            o Provide the following instructions to your   shown to the left.
                                                                           ---------------------------------------
                            financial institution:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class)
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            ----------------------------------------------
 Through Your Investment     Contact your investment representative.       Contact your investment
 Representative                                                            representative.

--------------------------  ---------------------------------------------- ---------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, you may make reduced subsequent purchases for a minimum of $50 a month through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 85

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES       TO SELL SOME OR ALL OF YOUR SHARES
-------------------- ----------------------------------------------------------------------
 Minimum Redemption   $100 (or remainder of account balance)
-------------------- ----------------------------------------------------------------------
 By Internet          Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------
                     Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                     ----------------------------------------------------------------------
 By Mail              o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                     dollar amount you wish to receive (or write "Full Redemption"
                     to redeem your remaining account balance) to the address
                     below.
                     o Make sure all account owners sign the request exactly as their names appear on the account application.
                     o  A medallion guarantee may be required under certain
                     circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
-------------------- ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                                 P.O. Box 8266
                                             Boston, MA 02266-8266
                                                OVERNIGHT ONLY
                     ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                      c/o Boston Financial Data Services
                                                  30 Dan Road
                                             Canton, MA 02021-2809
                     ----------------------------------------------------------------------
 By Wire              o To arrange for a Federal Funds wire, call 1-800-222-8222.
--------------------
                     o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                     o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                     o There is a $10 fee for each request.
                     ----------------------------------------------------------------------
 In Person            Investors are welcome to visit the Investor Center in person to ask
--------------------
                     questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                     Wisconsin 53051.
                     ----------------------------------------------------------------------

 86 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
---------------------------
(EFT)
---------------------------
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            -----------------------------------------------------------------
 Through Your Investment     Contact your investment representative.
  Representative

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES OR REDEMPTION FEES. Your redemption proceeds are net of any CDSC fees and/or redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 87

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES

For the High Income Fund, Short-Term High Yield Bond Fund, and Strategic Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.


To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

   o shares that were purchased with reinvested distributions;

   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

   o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

   o redemptions initiated by a Fund;

   o conversion of shares from one share class to another in the same Fund;

   o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

   o taking out a distribution or loan from a defined contribution plan;

   o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

   o due to participation in the Systematic Withdrawal Plan;


   o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/), subject to review and approval by Funds Management;


   o  transactions by Section 529 college savings plan accounts; and

 88 HOW TO SELL SHARES

   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

                                                           HOW TO SELL SHARES 89

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.


o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.


o The High Income Fund, the Short-Term High Yield Bond Fund and the Strategic Income Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

 90 HOW TO EXCHANGE SHARES

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund,Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

Because the Ultra Short-Term Income Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

                                                       HOW TO EXCHANGE SHARES 91

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 92 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.^

                                                             ACCOUNT POLICIES 93

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds generally make distributions of any net investment income monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.


 94 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders should not expect, except for those of the Strategic Income Fund, to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions; however, such reduced rates may apply to distributions from the Strategic Income Fund.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 95

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

The Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway funds in a MASTER/GATEWAY structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolios in which certain Funds invest. The master portfolio's investment objective is provided followed by a description of the master portfolio's principal investment strategies.



 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND     INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                   capital appreciation, while providing protection against inflation.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S.
                             government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or
                             are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in its outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.


 96 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STABLE INCOME PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                              denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                              grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                              Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                              We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities which results in a relatively lower turnover profile. We will sell securities based on deteriorating credit, over-valuation or to replace them with more attractively valued issues.

 TOTAL RETURN BOND PORTFOLIO  INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                              PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                              and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                              We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                              From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.






                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 97

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.



================================================================================
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income Portfolio in which the Stable Income Fund invests substantially all of its assets. For additional information regarding Galliard, see "The Sub-Advisers and Portfolio Managers" sub-section.



--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Inflation-Protected Bond Portfolio and Total Return Bond Portfolio in which the Inflation-Protected Bond Fund and the Total Return Bond Fund each respectively invests substantially all of its assets. For additional information regarding Wells Capital Management, see "The
Sub-Advisers and Portfolio Managers" sub-section.


 98 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.


                                                         FINANCIAL HIGHLIGHTS 99

GOVERNMENT SECURITIES FUND
CLASS A SHARES (EFFECTIVE JUNE 20, 2008, THE ADVISOR CLASS WAS RENAMED CLASS A)
-
COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period



                                   MAY 31,        MAY 31,          MAY 31,         MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2008           2007             2006           2005/1/         2004            2003
 NET ASSET VALUE, BEGINNING         $10.22         $10.15          $10.77           $10.93         $11.05         $11.35
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.48           0.48            0.43             0.20           0.25           0.25
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.25           0.09           (0.51)         0.00/2/           0.21           0.07
                                   -------        -------         -------         --------        -------        -------
  Total from investment               0.73           0.57           (0.08)            0.20           0.46           0.32
                                   -------        -------         -------         --------        -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.50)         (0.50)          (0.48)           (0.24)         (0.35)         (0.36)
  Distributions from net              0.00           0.00           (0.06)           (0.12)         (0.23)         (0.26)
                                   -------        -------         -------         --------        -------        -------
  realized gain
  Total distributions                (0.50)         (0.50)          (0.54)           (0.36)         (0.58)         (0.62)
                                   -------        -------         -------         --------        -------        -------
 NET ASSET VALUE, END OF            $10.45         $10.22          $10.15           $10.77         $10.93         $11.05
                                   =======        =======         =======         ========        =======        =======
  PERIOD
 TOTAL RETURN/3/                      7.21%          5.71%          (0.74)%           1.85%          4.27%          2.89%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $71,233        $59,760         $60,242          $69,267        $76,283        $120,753
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/              4.54%          4.64%           4.14%            3.33%          2.57%          2.33%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4/                        1.03%          1.06%           1.05%            1.16%          1.18%          1.12%
  Waived fees and reimbursed         (0.13)%        (0.14)%         (0.10)%          (0.09)%        (0.06)%        (0.01)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4/                        0.90%          0.92%           0.95%            1.07%          1.12%          1.11%
  Portfolio turnover rate/5/           263%           159%            207%             139%           390%           531%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 Amount calculated is less than $0.005.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 100 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND
CLASS C SHARES-COMMENCED ON DECEMBER 26, 2002
For a share outstanding throughout each period



                                  MAY 31,        MAY 31,        MAY 31,        MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:             2008           2007           2006          2005/1/         2004          2003/2/
 NET ASSET VALUE, BEGINNING        $10.22         $10.15         $10.77         $10.92         $11.05         $11.14
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income              0.39           0.40           0.35           0.12           0.15           0.19
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    0.25           0.09          (0.50)          0.01           0.20          (0.06)
                                 --------       --------    -----------       --------       --------       --------
  Total from investment              0.64           0.49          (0.15)          0.13           0.35           0.13
                                 --------       --------    -----------       --------       --------       --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                           (0.41)         (0.42)         (0.41)         (0.16)         (0.25)         (0.22)
  Distributions from net             0.00           0.00          (0.06)         (0.12)         (0.23)          0.00
                                 --------       --------    -----------       --------       --------       --------
  realized gain
  Total distributions               (0.41)         (0.42)         (0.47)         (0.28)         (0.48)         (0.22)
                                 --------       --------    -----------       --------       --------       --------
 NET ASSET VALUE, END OF           $10.45         $10.22         $10.15         $10.77         $10.92         $11.05
                                 ========       ========    ===========       ========       ========       ========
  PERIOD
 TOTAL RETURN/3/                     6.36%          4.89%         (1.48)%         1.24%          3.20%          1.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $2,595         $1,335         $1,370         $2,257         $2,979         $2,925
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/             3.69%          3.87%          3.39%          2.14%          1.65%          1.25%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4/                       1.77%          1.81%          1.80%          2.30%          2.10%          2.17%
  Waived fees and reimbursed        (0.07)%        (0.11)%        (0.10)%        (0.04)%        (0.04)%        (0.06)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4/                       1.70%          1.70%          1.70%          2.26%          2.06%          2.11%
  Portfolio turnover rate/5/          263%           159%           207%           139%           390%           531%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 For the period from December 26, 2002 (commencement of Class) to October 31,
  2003.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                        FINANCIAL HIGHLIGHTS 101

HIGH INCOME FUND
CLASS A SHARES (EFFECTIVE JUNE 20, 2008, THE ADVISOR CLASS WAS RENAMED CLASS A)
-
COMMENCED ON FEBRUARY 29, 2000
For a share outstanding throughout each period



                                     MAY 31,          MAY 31,         MAY 31,        MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                2008             2007            2006          2005/1/         2004           2003
 NET ASSET VALUE, BEGINNING           $7.89            $7.63           $7.63           $7.84          $7.49          $6.31
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.53             0.55            0.53            0.30           0.53           0.55
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     (0.64)            0.26            0.02           (0.21)          0.35           1.18
                                     ------           ------          ------          ------         ------         ------
  Total from investment               (0.11)            0.81            0.55            0.09           0.88           1.73
                                     ------           ------          ------          ------         ------         ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.53)           (0.55)          (0.55)          (0.30)         (0.53)         (0.55)
  Distributions from net               0.00             0.00            0.00            0.00           0.00           0.00
                                     ------           ------          ------          ------         ------         ------
  realized gain
  Total distributions                 (0.53)           (0.55)          (0.55)          (0.30)         (0.53)         (0.55)
                                     ------           ------          ------          ------         ------         ------
 NET ASSET VALUE, END OF              $7.25            $7.89           $7.63           $7.63          $7.84          $7.49
                                     ======           ======          ======          ======         ======         ======
  PERIOD
 TOTAL RETURN/2/                      (1.40)%          10.96%           7.34%           1.16%         12.11%         28.39%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $10,471          $115,254        $113,433        $17,681        $22,315        $29,587
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/               7.04%            7.07%           6.39%           6.59%          6.90%          7.74%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                         1.19%            1.16%           1.17%           1.20%          1.20%          1.15%
  Waived fees and reimbursed          (0.33)%          (0.30)%         (0.30)%         (0.14)%        (0.07)%        (0.04)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                         0.86%            0.86%           0.87%           1.06%          1.13%          1.11%
  Portfolio turnover rate/4/             53%              82%             98%             52%           133%           172%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 102 FINANCIAL HIGHLIGHTS

INCOME PLUS FUND
CLASS A SHARES-COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period



                                    MAY 31,         MAY 31,         MAY 31,         MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008            2007            2006            2005            2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $10.65          $10.49          $10.99          $10.84          $11.31
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.48/1/         0.53/1/         0.47/1/            0.57            0.55
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.08            0.19           (0.37)           0.20           (0.39)
                                  ---------       ---------       ---------        --------        --------
  Total from investment
   operations                          0.56            0.72            0.10            0.77            0.16
                                  ---------       ---------       ---------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.51)          (0.56)          (0.60)          (0.62)          (0.63)
  Distributions from net
realized
   gain                                0.00            0.00            0.00            0.00            0.00
                                  ---------       ---------       ---------        --------        --------
  Total distributions                 (0.51)          (0.56)          (0.60)          (0.62)          (0.63)
                                  ---------       ---------       ---------        --------        --------
 NET ASSET VALUE, END OF             $10.70          $10.65          $10.49          $10.99          $10.84
                                  =========       =========       =========        ========        ========
  PERIOD
 TOTAL RETURN/2/                       5.37%           7.04%           0.97%           7.27%           1.43%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $43,481         $37,526         $38,995         $42,676         $28,898
  (000s)
  Ratio of net investment
income
   (loss) to average net               4.50%           4.96%           4.38%           5.48%           4.92%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                         1.35%           1.34%           1.29%           1.25%           1.31%
  Waived fees and reimbursed
   expenses/3/                        (0.35)%         (0.34)%         (0.29)%         (0.67)%         (0.63)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/3/          1.00%           1.00%           1.00%           0.58%           0.68%
  Portfolio turnover rate/4/            245%            205%            171%            132%            185%



1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 103

INCOME PLUS FUND
CLASS B SHARES-COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period



                                    MAY 31,         MAY 31,         MAY 31,         MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008            2007            2006            2005            2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $10.65          $10.49          $10.99          $10.84          $11.31
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.40/1/         0.45/1/         0.39/1/            0.46            0.45
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.08            0.29           (0.37)           0.23           (0.37)
                                  ---------       ---------       ---------        --------        --------
  Total from investment
   operations                          0.48            0.74            0.02            0.69            0.08
                                  ---------       ---------       ---------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.43)          (0.48)          (0.52)          (0.54)          (0.55)
  Distributions from net
realized
   gain                                0.00            0.00            0.00            0.00            0.00
                                  ---------       ---------       ---------        --------        --------
  Total distributions                 (0.43)          (0.48)          (0.52)          (0.54)          (0.55)
                                  ---------       ---------       ---------        --------        --------
 NET ASSET VALUE, END OF             $10.70          $10.65          $10.49          $10.99          $10.84
                                  =========       =========       =========        ========        ========
  PERIOD
 TOTAL RETURN/2/                       4.58%           6.24%           0.21%           6.47%           0.68%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $7,067         $10,682         $14,833         $20,165         $38,486
  (000s)
  Ratio of net investment
income
   (loss) to average net               3.75%           4.24%           3.61%           4.76%           4.13%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                         2.10%           2.09%           2.04%           2.00%           2.05%
  Waived fees and reimbursed
   expenses/3/                        (0.35)%         (0.34)%         (0.29)%         (0.68)%         (0.60)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/3/          1.75%           1.75%           1.75%           1.32%           1.45%
  Portfolio turnover rate/4/            245%            205%            171%            132%            185%



1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 104 FINANCIAL HIGHLIGHTS

INCOME PLUS FUND
CLASS C SHARES-COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period



                                    MAY 31,         MAY 31,         MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008            2007            2006            2005             2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $10.65          $10.49          $10.99          $10.84           $11.31
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.40/1/         0.45/1/         0.39/1/            0.51             0.44
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.07            0.21           (0.37)           0.18            (0.36)
                                  ---------       ---------       ---------        --------         --------
  Total from investment
   operations                          0.47            0.66            0.02            0.69             0.08
                                  ---------       ---------       ---------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.43)          (0.48)          (0.52)          (0.54)           (0.55)
  Distributions from net
realized
   gain                                0.00            0.00            0.00            0.00             0.00
                                  ---------       ---------       ---------        --------         --------
  Total distributions                 (0.43)          (0.48)          (0.52)          (0.54)           (0.55)
                                  ---------       ---------       ---------        --------         --------
 NET ASSET VALUE, END OF             $10.69          $10.65          $10.49          $10.99           $10.84
                                  =========       =========       =========        ========         ========
  PERIOD
 TOTAL RETURN/2/                       4.50%           6.24%           0.21%           6.47%            0.68%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $4,870          $4,633          $5,581          $6,451           $7,955
  (000s)
  Ratio of net investment
income
   (loss) to average net               3.75%           4.23%           3.63%           4.74%            4.12%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                         2.10%           2.09%           2.04%           2.00%            2.05%
  Waived fees and reimbursed
   expenses/3/                        (0.35)%         (0.34)%         (0.29)%         (0.68)%          (0.59)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/3/          1.75%           1.75%           1.75%           1.32%            1.46%
  Portfolio turnover rate/4/            245%            205%            171%            132%             185%



1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                        FINANCIAL HIGHLIGHTS 105

INFLATION-PROTECTED BOND FUND
CLASS A SHARES-COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period



                                    MAY 31,         MAY 31,           MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008            2007             2006              2005            2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $9.62           $9.60           $10.45            $10.04          $10.14
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.54            0.40          0.42/1/              0.37            0.29
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.62           (0.04)           (0.63)             0.43           (0.13)
                                    -------         -------        ---------          --------        --------
  Total from investment
   operations                          1.16            0.36            (0.21)             0.80            0.16
                                    -------         -------        ---------          --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.56)          (0.34)           (0.46)            (0.33)          (0.23)
  Distributions from net
realized
   gain                                0.00            0.00            (0.18)            (0.06)          (0.03)
                                    -------         -------        ---------          --------        --------
  Total distributions                 (0.56)          (0.34)           (0.64)            (0.39)          (0.26)
                                    -------         -------        ---------          --------        --------
 NET ASSET VALUE, END OF             $10.22           $9.62            $9.60            $10.45          $10.04
                                   ========         =======        =========          ========        ========
  PERIOD
 TOTAL RETURN/2/                      12.34%           3.74%           (2.11)%            8.12%           1.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $24,982         $21,115          $27,726           $28,437         $20,087
  (000s)
  Ratio of net investment
income
   (loss) to average net               5.52%           3.89%            4.18%             3.63%           3.18%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                       1.23%           1.05%            1.22%             1.23%           1.44%
  Waived fees and reimbursed
   expenses/3/                        (0.38)%         (0.20)%          (0.37)%           (0.37)%         (0.54)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                      0.85%           0.85%            0.85%             0.86%           0.90%
  expenses/3,4/
  Portfolio turnover                     40%             37%              47%              425%            155%
  rate/5,6/



1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for preiods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.



 106 FINANCIAL HIGHLIGHTS

INFLATION-PROTECTED BOND FUND
CLASS B SHARES-COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period



                                     MAY 31,          MAY 31,           MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008             2007              2006              2005            2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $9.60            $9.58            $10.42            $10.03          $10.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.48             0.34           0.35/1/              0.31            0.20
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.61            (0.06)            (0.63)             0.40           (0.12)
                                    -------          -------         ---------          --------        --------
  Total from investment
   operations                          1.09             0.28             (0.28)             0.71            0.08
                                    -------          -------         ---------          --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.49)           (0.26)            (0.38)            (0.26)          (0.15)
  Distributions from net
realized
   gain                                0.00             0.00             (0.18)            (0.06)          (0.03)
                                    -------          -------         ---------          --------        --------
  Total distributions                 (0.49)           (0.26)            (0.56)            (0.32)          (0.18)
                                    -------          -------         ---------          --------        --------
 NET ASSET VALUE, END OF             $10.20            $9.60             $9.58            $10.42          $10.03
                                   ========          =======         =========          ========        ========
  PERIOD
 TOTAL RETURN/2/                      11.53%            2.97%            (2.76)%            7.13%           0.89%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $7,365           $7,321           $10,149           $12,168         $10,645
  (000s)
  Ratio of net investment
income
   (loss) to average net               4.61%            3.27%             3.50%             2.99%           2.14%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                       1.98%            1.80%             1.97%             1.99%           2.19%
  Waived fees and reimbursed
   expenses/3/                        (0.38)%          (0.20)%           (0.37)%           (0.39)%         (0.54)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                      1.60%            1.60%             1.60%             1.60%           1.65%
  expenses/3,4/
  Portfolio turnover                     40%              37%               47%              425%            155%
  rate/5,6/



1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for preiods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.

                                                        FINANCIAL HIGHLIGHTS 107

INFLATION-PROTECTED BOND FUND
CLASS C SHARES-COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period



                                     MAY 31,          MAY 31,           MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008             2007              2006              2005            2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $9.61            $9.58            $10.43            $10.04          $10.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.45             0.35           0.35/1/              0.31            0.21
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.63            (0.06)            (0.63)             0.40           (0.12)
                                    -------          -------         ---------          --------        --------
  Total from investment
   operations                          1.08             0.29             (0.28)             0.71            0.09
                                    -------          -------         ---------          --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.49)           (0.26)            (0.39)            (0.26)          (0.15)
  Distributions from net
realized
   gain                                0.00             0.00             (0.18)            (0.06)          (0.03)
                                    -------          -------         ---------          --------        --------
  Total distributions                 (0.49)           (0.26)            (0.57)            (0.32)          (0.18)
                                    -------          -------         ---------          --------        --------
 NET ASSET VALUE, END OF             $10.20            $9.61             $9.58            $10.43          $10.04
                                   ========          =======         =========          ========        ========
  PERIOD
 TOTAL RETURN/2/                      11.41%            3.08%            (2.85)%            7.12%           0.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $9,913           $7,202           $10,248           $13,873         $11,813
  (000s)
  Ratio of net investment
income
   (loss) to average net               4.78%            3.27%             3.50%             3.00%           2.22%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                       1.98%            1.80%             1.97%             1.99%           2.19%
  Waived fees and reimbursed
   expenses/3/                        (0.38)%          (0.20)%           (0.37)%           (0.39)%         (0.54)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                      1.60%            1.60%             1.60%             1.60%           1.65%
  expenses/3,4/
  Portfolio turnover                     40%              37%               47%              425%            155%
  rate/5,6/



1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for preiods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.


 108 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND
CLASS A SHARES-COMMENCED ON MARCH 11, 1996
For a share outstanding throughout each period



                                   MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,          JUNE 30,
 FOR THE PERIOD ENDED:              2008           2007           2006           2005          2004/1/           2003
 NET ASSET VALUE, BEGINNING          $9.85          $9.81         $10.01         $10.13         $10.28          $10.24
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.40           0.39        0.33/2/           0.27           0.17            0.41
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.18           0.06          (0.18)         (0.09)         (0.12)           0.10
                                    ------         ------       --------        -------        -------         -------
  Total from investment               0.58           0.45           0.15           0.18           0.05            0.51
                                    ------         ------       --------        -------        -------         -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.42)         (0.41)         (0.35)         (0.30)         (0.17)          (0.39)
  Distributions from net              0.00           0.00           0.00           0.00          (0.03)          (0.08)
                                    ------         ------       --------        -------        -------         -------
  realized gain
  Total distributions                (0.42)         (0.41)         (0.35)         (0.30)         (0.20)          (0.47)
                                    ------         ------       --------        -------        -------         -------
 NET ASSET VALUE, END OF            $10.01          $9.85          $9.81         $10.01         $10.13          $10.28
                                   =======         ======                       =======        =======         =======
  PERIOD
 TOTAL RETURN/3/                      5.95%          4.69%          1.51%          1.79%          0.49%           4.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $66,495        $77,602        $77,886        $94,059        $47,304         $55,807
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/              4.02%          4.04%          3.30%          2.44%          1.83%           3.51%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4/                        1.11%          1.10%          1.08%          1.28%          1.14%           1.51%
  Waived fees and reimbursed         (0.26)%        (0.25)%        (0.23)%        (0.42)%        (0.24)%         (0.45)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4/                        0.85%          0.85%          0.85%          0.86%          0.90%           1.06%/5/
  Portfolio turnover rate/6/           210%           493%           316%           272%           615%            331%



1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
2 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes interest expense.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 109

SHORT DURATION GOVERNMENT BOND FUND
CLASS B SHARES-COMMENCED ON MAY 31, 2002
For a share outstanding throughout each period



                                    MAY 31,         MAY 31,        MAY 31,        MAY 31,         MAY 31,           JUNE 30,
 FOR THE PERIOD ENDED:               2008            2007           2006           2005           2004/1/             2003
 NET ASSET VALUE, BEGINNING           $9.86           $9.81         $10.02         $10.13          $10.29            $10.25
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.33            0.33        0.25/2/           0.19            0.11              0.28
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.16            0.06          (0.19)         (0.08)          (0.14)             0.10
                                    -------          ------       --------        -------        --------          --------
  Total from investment                0.49            0.39           0.06           0.11           (0.03)             0.38
                                    -------          ------       --------        -------        --------          --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.34)          (0.34)         (0.27)         (0.22)          (0.10)            (0.26)
  Distributions from net               0.00            0.00           0.00           0.00           (0.03)            (0.08)
                                    -------          ------       --------        -------        --------          --------
  realized gain
  Total distributions                 (0.34)          (0.34)         (0.27)         (0.22)          (0.13)            (0.34)
                                    -------          ------       --------        -------        --------          --------
 NET ASSET VALUE, END OF             $10.01           $9.86          $9.81         $10.02          $10.13            $10.29
                                   ========          ======       ========        =======        ========          ========
  PERIOD
 TOTAL RETURN/3/                       5.06%           4.01%          0.66%          1.13%          (0.30)%            3.76%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $7,260         $12,230        $18,338        $27,078          $9,734            $5,576
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/               3.29%           3.29%          2.55%          1.74%           1.12%             2.75%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4/                         1.86%           1.85%          1.83%          2.02%           1.89%             2.26%
  Waived fees and reimbursed          (0.26)%         (0.25)%        (0.23)%        (0.41)%         (0.24)%           (0.46)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4/                         1.60%           1.60%          1.60%          1.61%           1.65%             1.80%/5/
  Portfolio turnover rate/6/            210%            493%           316%           272%            615%              331%



1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
2 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes interest expense.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 110 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND
CLASS C SHARES-COMMENCED ON MAY 31, 2002
For a share outstanding throughout each period



                                  MAY 31,        MAY 31,       MAY 31,      MAY 31,        MAY 31,         JUNE 30,
 FOR THE PERIOD ENDED:             2008           2007          2006         2005         2004/1/           2003
 NET ASSET VALUE, BEGINNING         $9.87          $9.82        $10.03       $10.14        $10.30          $10.25
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.31           0.30       0.25/2/         0.14          0.11            0.27
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    0.18           0.09         (0.19)       (0.03)        (0.14)           0.11
                                  -------        -------      --------      -------       -------         -------
  Total from investment              0.49           0.39          0.06         0.11         (0.03)           0.38
                                  -------        -------      --------      -------       -------         -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                           (0.34)         (0.34)        (0.27)       (0.22)        (0.10)          (0.25)
  Distributions from net             0.00           0.00          0.00         0.00         (0.03)          (0.08)
                                  -------        -------      --------      -------       -------         -------
  realized gain
  Total distributions               (0.34)         (0.34)        (0.27)       (0.22)        (0.13)          (0.33)
                                  -------        -------      --------      -------       -------         -------
 NET ASSET VALUE, END OF           $10.02          $9.87         $9.82       $10.03        $10.14          $10.30
                                 ========        =======      ========      =======       =======         =======
  PERIOD
 TOTAL RETURN/3/                     5.06%          4.01%         0.66%        1.13%        (0.30)%          3.79%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $7,087         $8,440       $11,540      $19,553       $34,410         $32,818
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/             3.28%          3.29%         2.54%        1.59%         1.10%           2.73%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4/                       1.86%          1.85%         1.83%        2.04%         1.89%           2.27%
  Waived fees and reimbursed        (0.26)%        (0.25)%       (0.23)%      (0.42)%       (0.24)%         (0.46)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4/                       1.60%          1.60%         1.60%        1.62%         1.65%           1.81%/5/
  Portfolio turnover rate/6/          210%           493%          316%         272%          615%            331%



1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
2 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes interest expense.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                        FINANCIAL HIGHLIGHTS 111

SHORT-TERM BOND FUND
CLASS A SHARES (EFFECTIVE JUNE 20, 2008, THE ADVISOR CLASS WAS RENAMED CLASS A)
- COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period



                                   MAY 31,         MAY 31,          MAY 31,          MAY 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2008            2007             2006            2005/1/          2004           2003
 NET ASSET VALUE, BEGINNING          $8.49           $8.47            $8.62            $8.77           $8.81          $8.78
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.40            0.40             0.35             0.18            0.26           0.29
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.11)           0.03            (0.13)           (0.14)          (0.01)          0.07
                                    ------         -------          -------          -------          ------         ------
  Total from investment               0.29            0.43             0.22             0.04            0.25           0.36
                                    ------         -------          -------          -------          ------         ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.40)          (0.41)           (0.37)           (0.19)          (0.29)         (0.33)
  Distributions from net              0.00            0.00             0.00             0.00            0.00           0.00
                                    ------         -------          -------          -------          ------         ------
  realized gain
  Total distributions                (0.40)          (0.41)           (0.37)           (0.19)          (0.29)         (0.33)
                                    ------         -------          -------          -------          ------         ------
 NET ASSET VALUE, END OF             $8.38           $8.49            $8.47            $8.62           $8.77          $8.81
                                    ======         =======          =======          =======          ======         ======
  PERIOD
 TOTAL RETURN/2/                      3.50%           5.18%            2.60%            0.45%           2.87%          4.19%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $11,904          $6,938           $6,035           $8,142         $10,240        $14,203
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              4.69%           4.77%            4.14%            3.53%           2.96%          3.14%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.09%           1.10%            1.09%            1.18%           1.19%          1.15%
  Waived fees and reimbursed         (0.28)%         (0.25)%          (0.24)%          (0.14)%         (0.07)%        (0.02)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.81%           0.85%            0.85%            1.04%           1.12%          1.13%
  Portfolio turnover rate/4/            47%             38%              28%              14%             37%            97%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 112 FINANCIAL HIGHLIGHTS

SHORT-TERM BOND FUND
CLASS C SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period



                                            MAY 31,
 FOR THE PERIOD ENDED:                     2008/1/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                            $8.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.05
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                          (0.08)
                                    -------------------
  Total from investment
   operations                                     (0.03)
                                    -------------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                              (0.05)
  Distributions from net
realized
   gain                                            0.00
                                    -------------------
  Total distributions                             (0.05)
                                    -------------------
 NET ASSET VALUE, END OF                          $8.37
                                    ===================
  PERIOD
 TOTAL RETURN/2/                                  (0.37)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                         $10
  (000s)
  Ratio of net investment
income
   (loss) to average net                           3.56%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                                     1.85%
  Waived fees and reimbursed
   expenses/3/                                    (0.27)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/3/                      1.58%
  Portfolio turnover rate/4/                         47%



1 For the period from March 31, 2008, (commencement of Class) to May 31, 2008. 2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                        FINANCIAL HIGHLIGHTS 113

SHORT-TERM HIGH YIELD BOND FUND
CLASS A SHARES (EFFECTIVE JUNE 20, 2008, THE ADVISOR CLASS WAS RENAMED CLASS A)
-
COMMENCED ON FEBRUARY 29, 2000
For a share outstanding throughout each period



                                   MAY 31,        MAY 31,        MAY 31,        MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2008           2007           2006          2005/1/         2004           2003
 NET ASSET VALUE, BEGINNING          $8.54          $8.49          $8.51          $8.69          $8.66          $8.28
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.47           0.49           0.43           0.22           0.39           0.46
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.23)          0.05          (0.02)         (0.18)          0.03           0.38
                                    ------         ------         ------         ------         ------         ------
  Total from investment               0.24           0.54           0.41           0.04           0.42           0.84
                                    ------         ------         ------         ------         ------         ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.47)         (0.49)         (0.43)         (0.22)         (0.39)         (0.46)
  Distributions from net              0.00           0.00           0.00           0.00           0.00           0.00
                                    ------         ------         ------         ------         ------         ------
  realized gain
  Total distributions                (0.47)         (0.49)         (0.43)         (0.22)         (0.39)         (0.46)
                                    ------         ------         ------         ------         ------         ------
 NET ASSET VALUE, END OF             $8.31          $8.54          $8.49          $8.51          $8.69          $8.66
                                    ======         ======         ======         ======         ======         ======
  PERIOD
 TOTAL RETURN/2/                      2.98%          6.48%          4.94%          0.47%          4.96%         10.35%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $15,781        $22,076        $30,637        $40,297        $55,553        $73,487
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              5.70%          5.70%          5.05%          4.32%          4.54%          5.23%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.20%          1.22%          1.20%          1.23%          1.20%          1.16%
  Waived fees and reimbursed         (0.34)%        (0.36)%        (0.25)%        (0.14)%        (0.08)%        (0.04)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.86%          0.86%          0.95%          1.09%          1.12%          1.12%
  Portfolio turnover rate/4/            59%            50%            60%            31%            71%           117%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 114 FINANCIAL HIGHLIGHTS

SHORT-TERM HIGH YIELD BOND FUND
CLASS C SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period



                                            MAY 31,
 FOR THE PERIOD ENDED:                     2008/1/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                            $8.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.06
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                           0.09
                                    -------------------
  Total from investment
   operations                                      0.15
                                    -------------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                              (0.06)
  Distributions from net
realized
   gain                                            0.00
                                    -------------------
  Total distributions                             (0.06)
                                    -------------------
 NET ASSET VALUE, END OF                          $8.31
                                    ===================
  PERIOD
 TOTAL RETURN/2/                                   2.48%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                         $18
  (000s)
  Ratio of net investment
income
   (loss) to average net                           4.37%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                                     1.97%
  Waived fees and reimbursed
   expenses/3/                                    (0.41)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/3/                      1.56%
  Portfolio turnover rate/4/                         59%



1 For the period from March 31, 2008, (commencement of Class) to May 31, 2008. 2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                        FINANCIAL HIGHLIGHTS 115

STABLE INCOME FUND
CLASS A SHARES-COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period



                                    MAY 31,         MAY 31,         MAY 31,         MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008            2007            2006            2005            2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $10.27          $10.23          $10.38          $10.33          $10.44
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.42            0.43         0.40/1/            0.16            0.16
  (loss)
  Net realized and
unrealized gain
   (loss) on investments              (0.38)           0.05           (0.15)           0.03           (0.10)
                                   --------        --------       ---------        --------        --------
  Total from investment
   operations                          0.04            0.48            0.25            0.19            0.06
                                   --------        --------       ---------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.42)          (0.44)          (0.40)          (0.14)          (0.16)
  Distributions from net
realized
   gain                                0.00            0.00            0.00            0.00            0.00
  Return of capital                    0.00            0.00            0.00            0.00           (0.01)
                                   --------        --------       ---------        --------        --------
  Total distributions                 (0.42)          (0.44)          (0.40)          (0.14)          (0.17)
                                   --------        --------       ---------        --------        --------
 NET ASSET VALUE, END OF              $9.89          $10.27          $10.23          $10.38          $10.33
                                   ========        ========       =========        ========        ========
  PERIOD
 TOTAL RETURN/2/                       0.35%           4.80%           2.47%           1.87%           0.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $43,897         $48,629         $64,827         $83,406         $166,484
  (000s)
  Ratio of net investment
income
   (loss) to average net               4.14%           4.18%           3.83%           1.48%           1.52%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                       0.96%           1.00%           1.06%           1.00%           0.99%
  Waived fees and reimbursed
   expenses/3/                        (0.11)%         (0.15)%         (0.19)%         (0.10)%         (0.09)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                      0.85%           0.85%           0.87%           0.90%           0.90%
  expenses/3,4/
  Portfolio turnover                     22%             21%             23%             43%             92%
  rate/5,6/



1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.



 116 FINANCIAL HIGHLIGHTS

STABLE INCOME FUND
CLASS B SHARES-COMMENCED ON MAY 17, 1996
For a share outstanding throughout each period



                                     MAY 31,          MAY 31,         MAY 31,         MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008             2007             2006            2005             2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $10.26           $10.22           $10.37          $10.32           $10.43
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.34             0.34          0.32/1/            0.08             0.08
  (loss)
  Net realized and
unrealized gain
   (loss) on investments              (0.38)            0.06            (0.15)           0.03            (0.10)
                                   --------         --------        ---------        --------         --------
  Total from investment
   operations                         (0.04)            0.40             0.17            0.11            (0.02)
                                   --------         --------        ---------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.34)           (0.36)           (0.32)          (0.06)           (0.08)
  Distributions from net
realized
   gain                                0.00             0.00             0.00            0.00             0.00
  Return of capital                    0.00             0.00             0.00            0.00            (0.01)
                                   --------         --------        ---------        --------         --------
  Total distributions                 (0.34)           (0.36)           (0.32)          (0.06)           (0.09)
                                   --------         --------        ---------        --------         --------
 NET ASSET VALUE, END OF              $9.88           $10.26           $10.22          $10.37           $10.32
                                   ========         ========        =========        ========         ========
  PERIOD
 TOTAL RETURN/2/                      (0.42)%           3.98%            1.69%           1.00%           (0.29)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $2,222           $4,389          $11,519         $20,970          $35,552
  (000s)
  Ratio of net investment
income
   (loss) to average net               3.40%            3.40%            3.06%           0.75%            0.81%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                       1.71%            1.75%            1.81%           1.75%            1.75%
  Waived fees and reimbursed
   expenses/3/                        (0.11)%          (0.15)%          (0.19)%         (0.10)%          (0.10)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                      1.60%            1.60%            1.62%           1.65%            1.65%
  expenses/3,4/
  Portfolio turnover                     22%              21%              23%             43%              92%
  rate/5,6/



1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.


                                                        FINANCIAL HIGHLIGHTS 117

STABLE INCOME FUND
CLASS C SHARES-COMMENCED ON JUNE 30, 2003
For a share outstanding throughout each period



                                     MAY 31,          MAY 31,         MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008             2007             2006            2005            2004/1/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $10.24           $10.20           $10.35          $10.30            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.34             0.36          0.32/2/            0.07              0.06
  (loss)
  Net realized and
unrealized gain
   (loss) on investments              (0.39)            0.05            (0.15)           0.04              0.33
                                   --------         --------        ---------        --------          --------
  Total from investment
   operations                         (0.05)            0.41             0.17            0.11              0.39
                                   --------         --------        ---------        --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.34)           (0.37)           (0.32)          (0.06)            (0.08)
  Distributions from net
realized
   gain                                0.00             0.00             0.00            0.00              0.00
  Return of capital                    0.00             0.00             0.00            0.00             (0.01)
                                   --------         --------        ---------        --------          --------
  Total distributions                 (0.34)           (0.37)           (0.32)          (0.06)            (0.09)
                                   --------         --------        ---------        --------          --------
 NET ASSET VALUE, END OF              $9.85           $10.24           $10.20          $10.35            $10.30
                                   ========         ========        =========        ========          ========
  PERIOD
 TOTAL RETURN/3/                      (0.49)%           4.03%            1.70%           1.10%            (0.29)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $4,049           $3,935           $4,355          $7,137           $12,225
  (000s)
  Ratio of net investment
income
   (loss) to average net               3.37%            3.43%            3.07%           0.74%             0.54%
  assets/4/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                       1.71%            1.75%            1.81%           1.75%             1.73%
  Waived fees and reimbursed
   expenses/4/                        (0.11)%          (0.15)%          (0.19)%         (0.10)%           (0.08)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                      1.60%            1.60%            1.62%           1.65%             1.65%
  expenses/4,5/
  Portfolio turnover                     22%              21%              23%             43%               92%
  rate/6,7/



1 For the period from June 30, 2003 (commencement of Class) to May 31, 2004.
2 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.


 118 FINANCIAL HIGHLIGHTS

STRATEGIC INCOME FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period



                                   MAY 31,        MAY 31,        MAY 31,        MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2008           2007           2006          2005/1/         2004           2003
 NET ASSET VALUE, BEGINNING         $10.62         $10.18         $10.23         $10.41          $9.90          $7.67
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.68           0.67           0.67           0.37           0.71           0.70
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (1.00)          0.50           0.14          (0.18)          0.51           2.22
                                   -------        -------        -------        -------         ------         ------
  Total from investment               0.42           1.17           0.81           0.19           1.22           2.92
                                   -------        -------        -------        -------         ------         ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.68)         (0.67)         (0.67)         (0.37)         (0.71)         (0.69)
  Distributions from net             (0.16)         (0.06)         (0.19)          0.00           0.00           0.00
                                   -------        -------        -------        -------         ------         ------
  realized gain
  Total distributions                (0.84)         (0.73)         (0.86)         (0.37)         (0.71)         (0.69)
                                   -------        -------        -------        -------         ------         ------
 NET ASSET VALUE, END OF             $9.46         $10.62         $10.18         $10.23         $10.41          $9.90
                                   =======        =======        =======        =======        =======         ======
  PERIOD
 TOTAL RETURN/2/                     (3.01)         11.97%          8.18%          1.79%         12.70%         39.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $25,406        $33,921        $19,858        $13,254        $13,786        $10,917
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              6.93%          6.43%          6.53%          5.97%          6.95%          7.77%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.43%          1.39%          1.61%          1.57%          1.52%          1.58%
  Waived fees and reimbursed         (0.33)%        (0.29)%        (0.51)%        (0.48)%        (0.40)%        (0.45)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        1.10%          1.10%          1.10%          1.09%          1.12%          1.13%
  Portfolio turnover rate/4/            63%            79%            89%            76%           141%           155%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                        FINANCIAL HIGHLIGHTS 119

STRATEGIC INCOME FUND
CLASS B SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period



                                    MAY 31,         MAY 31,         MAY 31,         MAY 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:               2008            2007            2006           2005/1/         2004            2003
 NET ASSET VALUE, BEGINNING          $10.63          $10.18          $10.23          $10.42          $9.90           $7.68
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.61            0.59            0.59            0.30           0.59            0.59
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     (1.00)           0.51            0.14           (0.19)          0.52            2.21
                                   --------         -------        --------         -------         ------         -------
  Total from investment               (0.39)           1.10            0.73            0.11           1.11            2.80
                                   --------         -------        --------         -------         ------         -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.61)          (0.59)          (0.59)          (0.30)         (0.59)          (0.58)
  Distributions from net              (0.16)          (0.06)          (0.19)           0.00           0.00            0.00
                                   --------         -------        --------         -------         ------         -------
  realized gain
  Total distributions                 (0.77)          (0.65)          (0.78)          (0.30)         (0.59)          (0.58)
                                   --------         -------        --------         -------         ------         -------
 NET ASSET VALUE, END OF              $9.47          $10.63          $10.18          $10.23         $10.42           $9.90
                                   ========         =======        ========         =======        =======         =======
  PERIOD
 TOTAL RETURN/2/                      (3.71)%         11.25%           7.38%           1.05%         11.55%          37.55%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $7,174         $10,188          $9,554         $10,062        $10,076          $8,573
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/               6.19%           5.73%           5.78%           4.90%          5.82%           6.44%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                         2.18%           2.15%           2.36%           2.31%          2.30%           2.36%
  Waived fees and reimbursed          (0.33)%         (0.30)%         (0.51)%         (0.14)%        (0.04)%         (0.00)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                         1.85%           1.85%           1.85%           2.17%          2.26%           2.36%
  Portfolio turnover rate/4/             63%             79%             89%             76%           141%            155%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 120 FINANCIAL HIGHLIGHTS

STRATEGIC INCOME FUND
CLASS C SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period



                                  MAY 31,        MAY 31,        MAY 31,        MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:             2008           2007           2006          2005/1/         2004           2003
 NET ASSET VALUE, BEGINNING        $10.61         $10.17         $10.21         $10.40          $9.89          $7.66
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.61           0.59           0.59           0.31           0.59           0.59
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                   (1.00)          0.50           0.15          (0.19)          0.51           2.22
                                 --------       --------       --------       --------        -------        -------
  Total from investment             (0.39)          1.09           0.74           0.12           1.10           2.81
                                 --------       --------       --------       --------        -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                           (0.61)         (0.59)         (0.59)         (0.31)         (0.59)         (0.58)
  Distributions from net            (0.16)         (0.06)         (0.19)          0.00           0.00           0.00
                                 --------       --------       --------       --------        -------        -------
  realized gain
  Total distributions               (0.77)         (0.65)         (0.78)         (0.31)         (0.59)         (0.58)
                                 --------       --------       --------       --------        -------        -------
 NET ASSET VALUE, END OF            $9.45         $10.61         $10.17         $10.21         $10.40          $9.89
                                 ========       ========       ========       ========       ========        =======
  PERIOD
 TOTAL RETURN/2/                    (3.73)%        11.15%          7.49%          1.11%         11.40%         37.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $3,745         $5,513         $3,356         $3,822         $4,834         $6,038
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/             6.19%          5.69%          5.77%          4.99%          5.81%          6.57%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                       2.17%          2.14%          2.36%          2.20%          2.34%          2.38%
  Waived fees and reimbursed        (0.32)%        (0.29)%        (0.51)%        (0.13)%        (0.03)%        (0.00)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                       1.85%          1.85%          1.85%          2.07%          2.31%          2.38%
  Portfolio turnover rate/4/           63%            79%            89%            76%           141%           155%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                        FINANCIAL HIGHLIGHTS 121

TOTAL RETURN BOND FUND
CLASS A SHARES-COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period



                                   MAY 31,         MAY 31,          MAY 31,        MAY 31,        MAY 31,         JUNE 30,
 FOR THE PERIOD ENDED:              2008            2007             2006           2005         2004/1/            2003
 NET ASSET VALUE, BEGINNING       $12.20          $12.02           $12.62           $12.32        $12.79           $12.17
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.56            0.56             0.49             0.42          0.34             0.63
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                   0.18            0.18            (0.60)            0.34         (0.35)            0.69
                                 -------         -------          -------          -------       -------         --------
  Total from investment             0.74            0.74            (0.11)            0.76         (0.01)            1.32
                                 -------         -------          -------          -------       -------         --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                          (0.57)          (0.56)           (0.49)           (0.43)        (0.34)           (0.62)
  Distributions from net            0.00            0.00             0.00            (0.03)        (0.12)           (0.08)
                                 -------         -------          -------          -------       -------         --------
  realized gain
  Total distributions              (0.57)          (0.56)           (0.49)           (0.46)        (0.46)           (0.70)
                                 -------         -------          -------          -------       -------         --------
 NET ASSET VALUE, END OF          $12.37          $12.20           $12.02           $12.62        $12.32           $12.79
                                 =======         =======          =======          =======       =======         ========
  PERIOD
 TOTAL RETURN/2/                    6.15%           6.20%           (0.91)%           6.19%        (0.09)%          10.95%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period       $65,825         $62,004         $69,066          $84,188       $45,670           $2,691
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/            4.49%           4.51%            3.88%            3.30%         3.07%            3.78%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4/                    0.99%           0.99%            1.03%            1.12%         1.16%            1.61%
  Waived fees and reimbursed       (0.09)%         (0.09)%          (0.13)%          (0.22)%       (0.26)%          (0.63)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3,4/                    0.90%           0.90%            0.90%            0.90%         0.90%            0.97%/5/
  Portfolio turnover                 572%/8/         665%/9/          704%/10/         767%          918%             544%
  rate/6,7/



1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Includes interest expense.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.
8 Excluding TBA, the portfolio turnover ratio is 316%.
9 Excluding TBA, the portfolio turnover ratio is 335%.
10 Excluding TBA, the portfolio turnover ratio is 431%.



 122 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND
CLASS B SHARES - COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period



                                   MAY 31,         MAY 31,          MAY 31,        MAY 31,       MAY 31,         JUNE 30,
 FOR THE PERIOD ENDED:              2008            2007             2006           2005         2004/1/           2003
 NET ASSET VALUE, BEGINNING       $12.21          $12.03           $12.63           $12.33        $12.80          $12.18
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.48            0.46             0.40             0.32          0.25            0.56
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                   0.17            0.18            (0.60)            0.34         (0.35)           0.69
                                 -------         -------          -------          -------      --------        --------
  Total from investment             0.65            0.64            (0.20)            0.66         (0.10)           1.25
                                 -------         -------          -------          -------      --------        --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                          (0.48)          (0.46)           (0.40)           (0.33)        (0.25)          (0.55)
  Distributions from net            0.00            0.00             0.00            (0.03)        (0.12)          (0.08)
                                 -------         -------          -------          -------      --------        --------
  realized gain
  Total distributions              (0.48)          (0.46)           (0.40)           (0.36)        (0.37)          (0.63)
                                 -------         -------          -------          -------      --------        --------
 NET ASSET VALUE, END OF          $12.38          $12.21           $12.03           $12.63        $12.33          $12.80
                                 =======         =======          =======          =======      ========        ========
  PERIOD
 TOTAL RETURN/2/                    5.36%           5.41%           (1.65)%           5.39%        (0.79)%          9.85%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period       $13,248         $16,827         $21,356          $27,681        $8,031          $3,868
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/            3.69%           3.77%            3.13%            2.57%         2.19%           2.81%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4/                    1.75%           1.74%            1.78%            1.86%         1.91%           2.31%
  Waived fees and reimbursed       (0.10)%         (0.09)%          (0.13)%          (0.21)%       (0.26)%         (0.60)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3,4/                    1.65%           1.65%            1.65%            1.65%         1.65%           1.71%/5/
  Portfolio turnover                 572%/8/         665%/9/          704%/10/         767%          918%            544%
  rate/6,7/



1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Includes interest expense.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.
8 Excluding TBA, the portfolio turnover ratio is 316%.
9 Excluding TBA, the portfolio turnover ratio is 335%.
10 Excluding TBA, the portfolio turnover ratio is 431%.

                                                        FINANCIAL HIGHLIGHTS 123

TOTAL RETURN BOND FUND
CLASS C SHARES -COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period



                                   MAY 31,          MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:              2008             2007              2006
 NET ASSET VALUE, BEGINNING         $12.14           $11.96            $12.57
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.47             0.46              0.39
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.17             0.18             (0.61)
                                  --------         --------          --------
  Total from investment               0.64             0.64             (0.22)
                                  --------         --------          --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.47)           (0.46)            (0.39)
  Distributions from net              0.00             0.00              0.00
                                  --------         --------          --------
  realized gain
  Total distributions                (0.47)           (0.46)            (0.39)
                                  --------         --------          --------
 NET ASSET VALUE, END OF            $12.31           $12.14            $11.96
                                  ========         ========          ========
  PERIOD
 TOTAL RETURN/2/                      5.37%            5.42%            (1.75)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $5,632           $6,313            $7,827
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              3.78%            3.77%             3.14%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4/                      1.74%            1.74%             1.78%
  Waived fees and reimbursed         (0.09)%          (0.09)%           (0.13)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3,4/                      1.65%            1.65%             1.65%
  Portfolio turnover                   572%/8/          665%/9/           704%/10/
  rate/6,7/

                                  MAY 31,        MAY 31,         JUNE 30,
 FOR THE PERIOD ENDED:             2005          2004/1/           2003
 NET ASSET VALUE, BEGINNING         $12.26         $12.73          $12.12
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.32           0.25            0.57
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.35          (0.35)           0.67
                                  --------       --------        --------
  Total from investment               0.67          (0.10)           1.24
                                  --------       --------        --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.33)         (0.25)          (0.55)
  Distributions from net             (0.03)         (0.12)          (0.08)
                                  --------       --------        --------
  realized gain
  Total distributions                (0.36)         (0.37)          (0.63)
                                  --------       --------        --------
 NET ASSET VALUE, END OF            $12.57         $12.26          $12.73
                                  ========       ========        ========
  PERIOD
 TOTAL RETURN/2/                      5.52%         (0.79)%          9.78%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $9,823         $6,248          $4,425
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              2.57%          2.20%           2.88%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4/                      1.87%          1.91%           2.32%
  Waived fees and reimbursed         (0.22)%        (0.26)%         (0.61)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3,4/                      1.65%          1.65%           1.71%/5/
  Portfolio turnover                   767%           918%            544%
  rate/6,7/



1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Includes interest expense.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.
8 Excluding TBA, the portfolio turnover ratio is 316%.
9 Excluding TBA, the portfolio turnover ratio is 335%.
10 Excluding TBA, the portfolio turnover ratio is 431%.


 124 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM INCOME FUND
CLASS A SHARES (EFFECTIVE JUNE 20, 2008, THE ADVISOR CLASS WAS RENAMED CLASS A)
-
COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period



                                   MAY 31,        MAY 31,        MAY 31,        MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2008           2007           2006          2005/1/         2004            2003
 NET ASSET VALUE, BEGINNING          $9.09          $9.12          $9.17          $9.21          $9.33           $9.41
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.43           0.47           0.39           0.16           0.20            0.24
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.37)         (0.02)         (0.02)         (0.02)         (0.07)          (0.01)
                                    ------         ------         ------         ------         ------          ------
  Total from investment               0.06           0.45           0.37           0.14           0.13            0.23
                                    ------         ------         ------         ------         ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.44)         (0.48)         (0.42)         (0.18)         (0.25)          (0.31)
  Distributions from net              0.00           0.00           0.00           0.00           0.00            0.00
                                    ------         ------         ------         ------         ------          ------
  realized gain
  Total distributions                (0.44)         (0.48)         (0.42)         (0.18)         (0.25)          (0.31)
                                    ------         ------         ------         ------         ------          ------
 NET ASSET VALUE, END OF             $8.71          $9.09          $9.12          $9.17          $9.21           $9.33
                                    ======         ======         ======         ======         ======          ======
  PERIOD
 TOTAL RETURN/2/                      0.68%          5.06%          4.06%          1.55%          1.45%           2.49%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $42,615        $44,858        $50,913        $59,097        $87,760        $145,769
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              4.89%          5.13%          4.23%          2.98%          2.25%           2.37%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.08%          1.06%          1.06%          1.15%          1.17%           1.12%
  Waived fees and reimbursed         (0.35)%        (0.26)%        (0.26)%        (0.12)%        (0.05)%          0.00%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.73%          0.80%          0.80%          1.03%          1.12%           1.12%
  Portfolio turnover rate/4/            48%            28%            26%            17%            26%             94%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                        FINANCIAL HIGHLIGHTS 125

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                    108IFR/P1001
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 OCTOBER 1, 2008


                                   Prospectus

                               Institutional Class


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INCOME FUNDS


Government Securities Fund

High Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Total Return Bond Fund

Ultra Short-Term Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
Government Securities Fund       4
High Income Fund                 8
Income Plus Fund                12
Short Duration Government       17
  Bond Fund
Short-Term Bond Fund            21
Total Return Bond Fund          25
Ultra Short-Term Income Fund    29
Description of Principal        34
  Investment Risks
Portfolio Holdings              37
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     38
  of the Funds
About Wells Fargo Funds Trust   38
The Investment Adviser          38
The Sub-Adviser and             39
  Portfolio Managers
Dormant Investment Advisory     41
  Arrangement
Dormant Multi-Manager           41
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and     42
  Shareholder
   Servicing Agents
Pricing Fund Shares             43
How to Buy Shares               44
How to Sell Shares              46
How to Exchange Shares          49
Account Policies                51


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                       53
Taxes                               54
Master/Gateway (Reg. TM)            55
  Structure
Financial Highlights                56
For More Information        Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Government Securities Fund, Short Duration Government Bond Fund, Short-Term Bond Fund and Total Return Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Total Return Bond Fund is a gateway fund in a MASTER/GATEWAY structure.
This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.
^

                                                          KEY FUND INFORMATION 3

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
10/29/1986

INSTITUTIONAL CLASS
Ticker: SGVIX
Fund Number: 3101


INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    GOVERNMENT SECURITIES FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]





           CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999      2000    2001     2002    2003    2004    2005    2006    2007
8.14%   -0.83%   11.82%   9.19%   10.96%   3.32%   3.74%   2.69%   4.07%   7.43%

             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002     5.75%
  Worst Quarter:      Q2    2004    -2.66%


          The Fund's year-to-date performance through June 30, 2008, was 1.81%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS      10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                7.43%         4.24%      5.98%
  Returns After Taxes on              5.48%         2.35%      3.67%
  Distributions/2/
  Returns After Taxes on              4.78%         2.51%      3.70%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS                      8.47%         3.69%      5.55%
INTERMEDIATE U.S. GOVERNMEN  T
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.                 7.50%         4.25%         N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX/4/
  (reflects no deduction for
  expenses or taxes)



1 Institutional Class shares incepted on August 31, 1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

 6 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/           0.38%
  Distribution (12b-1) Fees    0.00%
  Other Expenses/2/            0.21%
  Acquired Fund Fees and       0.01%
  Expenses/3/
  TOTAL ANNUAL FUND            0.60%
  OPERATING EXPENSES/4,5/
  Fee Waivers                  0.11%
  NET EXPENSES/5,6,7/          0.49%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.48%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $ 50
   3 Years     $181
   5 Years     $324
  10 Years     $740


                                                    GOVERNMENT SECURITIES FUND 7

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
12/28/1995

INSTITUTIONAL CLASS
Ticker: SHYYX
Fund Number: 3110


INVESTMENT OBJECTIVE
The High Income Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;

o up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;

o up to 20% of the Fund's total assets in equities and convertible debt securities; and

o up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 HIGH INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                              HIGH INCOME FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]





       CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                          AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003     2004     2005    2006    2007
3.06%   7.81%  -7.08%  -0.49%  -5.87%   25.24%   10.99%   3.97%   9.82%   3.72%

           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       7.94%
  Worst Quarter:      Q2    2002      -8.73%


          The Fund's year-to-date performance through June 30, 2008, was
          -1.89%.


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             3.72%         10.48%        4.76%
  Returns After Taxes on           1.07%          7.60%        1.25%
  Distributions/2/
  Returns After Taxes on           2.40%          7.32%        1.81%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.              1.87%         10.90%        5.51%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Institutional Class shares incepted on July 31, 2001. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged,
  U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

 10 HIGH INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge            None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/1/              2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/2/            0.50%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/3/             0.22%
  Acquired Fund Fees and        0.01%
  Expenses/4/
  TOTAL ANNUAL FUND             0.73%
  OPERATING EXPENSES/5,6/
  Fee Waivers                   0.22%
  NET EXPENSES/6,7,8/           0.51%



1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.


2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.50% for the first $500 million;
  0.475% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
6 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.

7 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

8 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.50%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $ 52
   3 Years     $210
   5 Years     $383
  10 Years     $882


                                                             HIGH INCOME FUND 11

INCOME PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA

W. Frank Koster

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

Janet S. Rilling, CFA, CPA


FUND INCEPTION:
7/13/1998

INSTITUTIONAL CLASS
Ticker: WIPIX
Fund Number: 3165


INVESTMENT OBJECTIVE
The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing securities;

o up to 35% of the Fund's total assets in debt securities that are below investment-grade; and

o  up to 25% of the Fund's total assets in debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called "high yield" securities or "junk bonds") offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund's portfolio equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 INCOME PLUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             INCOME PLUS FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

         CALENDAR YEAR TOTAL RETURNS FOR INSTITUTIONAL CLASS/1/
                         AS OF 12/31 EACH YEAR
1999    2000    2001    2002    2003    2004    2005     2006    2007
-3.47%  2.77%   7.76%   7.33%   8.41%   6.55%   1.41%    5.32%   6.24%

           BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003     4.16%
  Worst Quarter:      Q2    2004    -1.96%


          The Fund's year-to-date performance through June 30, 2008, was 0.39%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR      5 YEARS      LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes              1.50%       4.60%            4.27%
  Returns After Taxes on           -0.24%       2.59%            1.90%
  Distributions/2/
  Returns After Taxes on            0.94%       2.73%            2.14%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.               6.50%       4.99%           6.08%/4/
  UNIVERSAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Institutional Class shares incepted on July 18, 2008. Average Annual Total
  Returns reflect the performance of the Class A shares, and includes sales charges and expenses that are not applicable to the Institutional Class shares. Calendar Year Total Returns in the bar chart reflect the performance of the Class A shares and do not reflect the sales charges applicable to Class A shares. The Class A shares annual returns are substantially similar to what the Institutional Class shares returns would be because the Institutional Class shares and Class A shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same sales charges and expenses. The Class A shares incepted on July 13, 1998. Returns for the Institutional Class shares and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.
4 Performance for the Lehman Brothers U.S. Universal Bond Index is as of July
  31, 1998, the nearest date to the Fund's inception date for which data is available.

 14 INCOME PLUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.50%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.23%
  Acquired Fund Fees and        0.01%
  Expenses/3/
  TOTAL ANNUAL FUND             0.74%
  OPERATING EXPENSES
  Fee Waivers                   0.12%
  NET EXPENSES/4,5/             0.62%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.50% for the first $500 million;
  0.475% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.61%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             INCOME PLUS FUND 15

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year     $ 63
   3 Years    $224
   5 Years    $400
  10 Years    $907


 16 INCOME PLUS FUND

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
12/18/1992

INSTITUTIONAL CLASS
Ticker: WSGIX
Fund Number: 3145


INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                          SHORT DURATION GOVERNMENT BOND FUND 17

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 18 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]





          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
7.38%   2.56%   8.11%   7.81%   6.28%   2.29%   1.45%   1.53%   4.41%   6.25%

           BEST AND WORST QUARTER
  Best Quarter:      Q3    2001      3.50%
  Worst Quarter:     Q2    2004    - 1.14%


          The Fund's year-to-date performance through June 30, 2008, was 2.32%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS     10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes           6.25%      3.19%        4.79%
  Returns After Taxes on         4.53%      1.86%        2.94%
  Distributions/2/
  Returns After Taxes on         4.03%      1.94%        2.95%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. 1-3        7.10%      3.18%        4.84%
YEAR GOVERNMENT BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government Bond Index is the 1-3 Year component of the Lehman Brothers U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Lehman Brothers U.S. 1-3 Year Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
  2.9 years are included. You cannot invest directly in an index.

                                          SHORT DURATION GOVERNMENT BOND FUND 19

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.40%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.22%
  Acquired Fund Fees and        0.01%
  Expenses/3/
  TOTAL ANNUAL FUND             0.63%
  OPERATING EXPENSES/4,5/
  Fee Waivers                   0.20%
  NET EXPENSES/5,6,7/           0.43%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.42%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $ 44
   3 Years     $182
   5 Years     $331
  10 Years     $767


 20 SHORT DURATION GOVERNMENT BOND FUND

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
8/31/1987

INSTITUTIONAL CLASS
Ticker: SSHIX
Fund Number: 3102


INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in U.S. dollar-denominated debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         SHORT-TERM BOND FUND 21

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk

   o U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 22 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]





          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.90%   4.50%   7.68%   4.95%   1.05%   4.22%   2.60%   2.37%   4.80%   4.92%

           BEST AND WORST QUARTER
  Best Quarter:       Q1    2001      3.37%
  Worst Quarter:      Q1    2002     -1.92%


          The Fund's year-to-date performance through June 30, 2008, was 1.17%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             4.92%        3.77%          4.18%
  Returns After Taxes on           3.00%        2.13%          2.05%
  Distributions/2/
  Returns After Taxes on           3.17%        2.25%          2.24%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. 1-3          6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Institutional Class shares incepted on August 31, 1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

                                                         SHORT-TERM BOND FUND 23

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/           0.40%
  Distribution (12b-1) Fees    0.00%
  Other Expenses/ 2/           0.19%
  Acquired Fund Fees and       0.02%
  Expenses/3/
  TOTAL ANNUAL FUND            0.61%
  OPERATING EXPENSES/4,5/
  Fee Waivers                  0.11%
  NET EXPENSES/5,6,7/          0.50%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.48%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $ 51
   3 Years     $185
   5 Years     $331
  10 Years     $756


 24 SHORT-TERM BOND FUND

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Troy Ludgood
Thomas O'Connor, CFA
Lynne A. Royer
William Stevens

FUND INCEPTION:
6/30/1997

INSTITUTIONAL CLASS
Ticker: MBFIX
Fund Number: 944


INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in bonds;

o  at least 80% of the Fund's total assets in investment-grade debt securities;

o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       TOTAL RETURN BOND FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]





           CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999    2000     2001    2002     2003    2004    2005    2006    2007
8.72%  -0.59%   12.06%   8.86%   10.46%   4.65%   4.58%   2.34%   4.38%   6.68%

           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       4.98%
  Worst Quarter:      Q2    2004      -2.36%


          The Fund's year-to-date performance through June 30, 2008, was 1.46%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             6.68%        4.52%          6.15%
  Returns After Taxes on           4.81%        2.86%          3.82%
  Distributions/2/
  Returns After Taxes on           4.30%        2.88%          3.82%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.              6.97%        4.42%          5.97%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Institutional Class shares incepted on October 31, 2001. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                       TOTAL RETURN BOND FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.37%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.21%
  TOTAL ANNUAL FUND             0.58%
  OPERATING EXPENSES/3,4/
  Fee Waivers                   0.16%
  NET EXPENSES/5/               0.42%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.40% for the first $500 million; 0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $ 43
   3 Years     $170
   5 Years     $308
  10 Years     $710


 28 TOTAL RETURN BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
D. James Newton II, CFA, CPA
Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988

INSTITUTIONAL CLASS
Ticker: SADIX
Fund Number: 3104


INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                 ULTRA SHORT-TERM INCOME FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]





          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.75%   5.26%   7.23%   4.82%   1.22%   2.86%   2.34%   3.97%   5.38%   3.65%

            BEST AND WORST QUARTER
  Best Quarter:       Q1    2001         2.29%
  Worst Quarter:      Q1    2002       - 0.62%


          The Fund's year-to-date performance through June 30, 2008, was
          -0.61%.


                                                 ULTRA SHORT-TERM INCOME FUND 31

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes             3.65%        3.63%          4.13%
  Returns After Taxes on           1.61%        1.97%          2.10%
  Distributions/2/
  Returns After Taxes on           2.36%        2.13%          2.27%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS       5.88%        3.01%          4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3          6.83%        3.38%          4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM        5.49%         N/A            N/A
U.S. GOVERNMENT/CREDIT BON  D
  INDEX/6/
  (reflects no deduction for
  expenses or taxes)



1 Institutional Class shares incepted on August 31, 1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.
  treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.

 32 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.39%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.20%
  Acquired Fund Fees and        0.02%
  Expenses/3/
  TOTAL ANNUAL FUND             0.61%
  OPERATING EXPENSES/4,5/
  Fee Waivers                   0.24%
  NET EXPENSES/5,6,7/           0.37%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.35%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year      $ 38
   3 Years     $170
   5 Years     $315
  10 Years     $735


                                                 ULTRA SHORT-TERM INCOME FUND 33

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 34 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK     Foreign investments are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

ISSUER RISK                 The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate risk.


 36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statements of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 37

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2008.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 38 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolio. For the Total Return Bond Fund, sub-advisory services provided to the master portfolio in which the Fund invests are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level for the Total Return Bond Fund because the Fund invests substantially all of its assets in a master portfolio described in the "Master/Gateway (Reg. TM) Structure" section. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-adviser that performs day-to-day investment management activities for the master portfolio in which the Total Return Bond Fund invests, see "The Sub-Adviser for the Master Portfolio" under the "Master/Gateway (Reg. TM)Structure" section.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


MICHAEL J. BRAY, CFA         Mr. Bray is jointly responsible for managing the Government Securities Fund, which he
Government Securities Fund   has managed since 2005. He is also jointly responsible for managing the Income Plus
Income Plus Fund             Fund, which he has managed since 2008. Mr. Bray joined Wells Capital Management in
                             2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells
                             Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to
                             2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State
                             University.

W. FRANK KOSTER              Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund   he has managed since 2004, and the Income Plus Fund, which he has managed since
Income Plus Fund             2005. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital
                             Management, Mr. Koster was with Strong Capital Management, Inc. (SCM) since 1999.
                             He served as a senior vice president of SCM's Institutional Business Group from
                             December 2000 to March 2001, serving as a fixed-income product specialist and from
                             March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of Wooster.

TROY LUDGOOD                 Mr. Ludgood is jointly responsible for managing the Total Return Bond Fund, which he
Total Return Bond Fund       has managed since 2007. In 2008, Mr. Ludgood was named as co-head of the
                             Montgomery Fixed Income Strategies Team at Wells Capital Management, where he has also served as a portfolio manager since 2007, Director of Credit Trading since
                             2006, and a senior credit trader since 2004. Prior to joining Wells Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering,
                             Georgia Institute of Technology; M.B.A., Wharton School of the University of
                             Pennsylvania.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 39

KEVIN J. MAAS, CFA            Mr. Maas is jointly responsible for managing the High Income Fund, which he has
High Income Fund              managed since 2007. Mr. Maas is a portfolio manager for the Wells Capital
                              Management Fixed Income Team and also serves as a senior research analyst. He joined Wells Capital Management in 2005 as a senior research analyst specializing in taxable high yield securities. Prior to joining Wells Capital Management, Mr. Maas was a high-yield, fixed-income analyst with Strong Capital Management, Inc. since 1999.
                              Education: B.S., Finance, University of Minnesota.

JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund, the
Government Securities Fund    Short-Term Bond Fund and the Ultra Short-Term Income Fund, each of which he has
Short-Term Bond Fund          managed since 2004. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra Short-Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago.

D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Income Plus Fund and the Ultra
Income Plus Fund              Short-Term Income Fund, both of which he has managed since 2008. Mr. Newton
Ultra Short-Term Income Fund  joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells Capital Management, Mr.
                              Newton served as a high-grade, fixed-income analyst with Strong Capital
                              Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at Northwestern
                              Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private
                              Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A.,
                              Economics, Albion College; M.B.A., University of Michigan.

THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund and the Total Return Bond Fund, both of which he has managed since 2003. Mr.
 Bond Fund                    O'Connor currently serves as a senior portfolio manager and co-head of the
Total Return Bond Fund        Montgomery Fixed Income Strategies Team at Wells Capital Management. He joined
                              Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                              Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of
                              Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Adminis-
                              tration, University of Vermont.

THOMAS M. PRICE, CFA          Mr. Price is jointly responsible for managing the High Income Fund, which he has
High Income Fund              managed since 1998 and the Income Plus Fund, which he has managed since 2005. He
Income Plus Fund              is also jointly responsible for managing the Ultra Short-Term Income Fund, which he
Ultra Short-Term Income Fund  has managed since 2002. Mr. Price joined Wells Capital Management in 2005 as a portfolio manager specializing in taxable high yield securities. Prior to joining Wells
                              Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since
                              1996 as a fixed income research analyst and, since 1998, as a portfolio manager.
                              Education: B.B.A., Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate
                              School of Management, Northwestern University.

JANET S. RILLING, CFA, CPA    Ms. Rilling is jointly responsible for managing the Income Plus Fund, which she has
Income Plus Fund              managed since 2008, and the Short-Term Bond Fund, which she has managed since
Short-Term Bond Fund          2005. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital
                              Management, she was a portfolio manager with Strong Capital Management, Inc.
                              (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.


 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS

LYNNE A. ROYER              Ms. Royer is jointly responsible for managing the Total Return Bond Fund, which she
Total Return Bond Fund      has managed since 2007. In 2008, Ms. Royer was named as co-head of the Montgomery
                            Fixed Income Strategies Team at Wells Capital Management, where she has also served as a senior portfolio manager since 2007, a portfolio manager since 2006, the Director of Credit Research since 2005, and a senior analyst since 2003. Prior to joining Wells
                            Capital Management, she was a senior analyst in the Fixed Income Division of
                            Montgomery Asset Management since 1997. Education: B.A., Gettysburg College;
                            M.B.A., Anderson Graduate School of Management, University of California, Los
                            Angeles.

MICHAEL J. SCHUELLER, CFA   Mr. Schueller is jointly responsible for managing the High Income Fund, which he has
High Income Fund            managed since 2007. Mr. Schueller joined Wells Capital Management in 2005 as a senior research analyst specializing in high yield securities and, since 2007, as a portfolio manager. Prior to joining Wells Capital Management, Mr. Schueller was with
                            Strong Capital Management, Inc. (SCM) since 2000 as a leveraged loan trader and, since
                            2002, a fixed income research analyst. Education: B.A., Economics, University of
                            Minnesota; J.D., University of Wisconsin.

WILLIAM STEVENS             Mr. Stevens is jointly responsible for managing the Short Duration Government Bond
Short Duration Government   Fund, which he has managed since 1992 and the Total Return Bond Fund, which he has
 Bond Fund                  managed since 1997. Mr. Stevens joined Wells Capital Management in 2003 as chief
Total Return Bond Fund      fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                            Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                            Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                            University; M.B.A., Harvard Business School.



DORMANT INVESTMENT ADVISORY ARRANGEMENT
Under the investment advisory contract for the Total Return Bond Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Fund, except the Income Plus Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.


In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.

 42 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 43

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and


o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.




 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                             ----------------------------------------------  --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------  telephone or internet unless the institution    shares in a new Fund:
                             has another Wells Fargo Advantage Fund          o Call Investor Services at
                             account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                             representative.                                 o Call 1-800-368-7550 for the
                             ----------------------------------------------  automated phone system or
                                                                             o visit our Web site at
                                                                             www.wellsfargo.com/
                                                                             advantagefunds
                                                                             --------------------------------------
 By Wire                                                                     To buy additional shares, instruct
---------------------------
                             o Complete and sign the Institutional Class
                               account application                           your bank or financial institution to
                                                                             use the same wire instructions
                             o Call Investor Services at 1-800-222-8222 for   shown to the left.
                                                                             --------------------------------------
                             faxing instructions
                             o Use the following wiring instructions:
                             State Street Bank & Trust
                             Boston, MA
                             Bank Routing Number: ABA 011000028
                             Wire Purchase Account: 9905-437-1
                             Attention: WELLS FARGO ADVANTAGE FUNDS
                             (Name of Fund, Account
                             Number )
                             Account Name: Provide your
                             name as registered on the
                             Fund account
                             ----------------------------------------------


 44 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------  Center in person to ask questions or conduct   -------------------------------------
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
                            ---------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                            representative.

-------------------------- ---------------------------------------------- -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 45

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 By Telephone /                o To speak with an investor services representative call
 Electronic Funds Transfer    1-800-222-8222 or use the automated phone system at
(EFT)
-----------------------------
                              1-800-368-7550.
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              --------------
 By Wire                       o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Investor Center in person to ask
-----------------------------
                              questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.
                              --------------
 Through Your Investment       Contact your investment representative.
  Representative

----------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o REDEMPTION FEES. Your redemptions are net of any redemption fee.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability

 46 HOW TO SELL SHARES
     to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

REDEMPTION FEES
For the High Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

   o shares that were purchased with reinvested distributions;

   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

   o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

   o redemptions initiated by a Fund;

   o conversion of shares from one share class to another in the same Fund;

   o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

   o taking out a distribution or loan from a defined contribution plan;

   o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

   o due to participation in the Systematic Withdrawal Plan;


   o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/), subject to review and approval by Funds Management;


   o  transactions by Section 529 college savings plan accounts; and

   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

                                                           HOW TO SELL SHARES 47

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

 48 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o The High Income Fund imposes a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund,Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

Because the Ultra Short-Term Income Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Income Fund does not


                                                       HOW TO EXCHANGE SHARES 49
anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

 50 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

                                                             ACCOUNT POLICIES 51

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 52 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds generally make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.


                                                                DISTRIBUTIONS 53

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to the Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from the Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.


Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 54 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

The Total Return Bond Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the master portfolio in which the Total Return Bond Fund invests. The portfolio's investment objective is provided followed by a description of the portfolio's investment strategies.


 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 TOTAL RETURN BOND PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Total Return Bond Portfolio in which the Total Return Bond Fund invests substantially all of its assets. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

GOVERNMENT SECURITIES FUND

INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period


                                    MAY 31,         MAY 31,          MAY 31,         MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:               2008            2007             2006           2005/1/         2004            2003
 NET ASSET VALUE, BEGINNING         $10.21          $10.14           $10.77           $10.93         $11.05          $11.36
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.52            0.54             0.49             0.23           0.32            0.34
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.25            0.08            (0.53)         0.00/2/           0.21            0.05
                                   -------         -------          -------         --------        -------         -------
  Total from investment               0.77            0.62            (0.04)            0.23           0.53            0.39
                                   -------         -------          -------         --------        -------         -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.54)          (0.55)           (0.53)           (0.27)         (0.42)          (0.44)
  Distributions from net              0.00            0.00            (0.06)           (0.12)         (0.23)          (0.26)
                                   -------         -------          -------         --------        -------         -------
  realized gain
  Total distributions                (0.54)          (0.55)           (0.59)           (0.39)         (0.65)          (0.70)
                                   -------         -------          -------         --------        -------         -------
 NET ASSET VALUE, END OF            $10.44          $10.21           $10.14           $10.77         $10.93          $11.05
                                   =======         =======          =======         ========        =======         =======
  PERIOD
 TOTAL RETURN/3/                      7.66%           6.17%           (0.37)%           2.17%          4.92%           3.56%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $326,015        $236,424         $85,056          $90,647        $84,366        $121,767
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/              4.96%           5.08%            4.60%            3.87%          3.19%           2.96%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4/                        0.59%           0.61%            0.60%            0.58%          0.53%           0.48%
  Waived fees and reimbursed         (0.11)%         (0.13)%          (0.12)%          (0.05)%        (0.03)%          0.00%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4/                        0.48%           0.48%            0.48%            0.53%          0.50%           0.48%
  Portfolio turnover rate/5/           263%            159%             207%             139%           390%            531%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.

2 Amount calculated is less than $0.005.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.



4 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 56 FINANCIAL HIGHLIGHTS

HIGH INCOME FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period


                                    MAY 31,         MAY 31,        MAY 31,        MAY 31,       OCT. 31,     OCT. 31,
 FOR THE PERIOD ENDED:              2008            2007           2006          2005/1/         2004         2003
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $7.96           $7.70          $7.69          $7.88          $7.53        $6.35
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income               0.56            0.59           0.45           0.33           0.58         0.61
  (loss)
  Net realized and
unrealized gain
   (loss) on investments             (0.65)           0.26           0.13          (0.19)          0.35         1.17
                              ------------         -------        -------        -------        -------       ------
  Total from investment
   operations                        (0.09)           0.85           0.58           0.14           0.93         1.78
                              ------------         -------        -------        -------        -------       ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.56)          (0.59)         (0.58)         (0.33)         (0.58)       (0.60)
  Distributions from net
realized
   gain                               0.00            0.00           0.00           0.00           0.00         0.00
                              ------------         -------        -------        -------        -------       ------
  Total distributions                (0.56)          (0.59)         (0.58)         (0.33)         (0.58)       (0.60)
                              ------------         -------        -------        -------        -------       ------
 NET ASSET VALUE, END OF             $7.31           $7.96          $7.70          $7.69          $7.88        $7.53
                              ============         =======        =======        =======        =======       ======
  PERIOD
 TOTAL RETURN/2/                     (1.06)%         11.39%          7.96%          1.77%         12.85%       29.11%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $90,200            $242         $3,208         $3,108        $24,436      $41,891
  (000s)
  Ratio of net investment
income
   (loss) to average net              8.15%           7.53%          5.83%          7.20%          7.58%        8.60%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                        0.80%           0.75%          0.77%          0.51%          0.47%        0.45%
  Waived fees and reimbursed
   expenses/3/                       (0.32)%         (0.32)%        (0.34)%        (0.09)%        (0.03)%       0.00%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/3/         0.48%           0.43%          0.43%          0.42%          0.44%        0.45%
  Portfolio turnover rate/4/            53%             82%            98%            52%           133%         172%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.



3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 57

SHORT DURATION GOVERNMENT BOND FUND
INSTITUTIONAL CLASS/1/ SHARES-COMMENCED ON APRIL 11, 2005

For a share outstanding throughout each period


                                     MAY 31,          MAY 31,          MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:               2008             2007             2006            2005/2/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                 $9.86            $9.82           $10.03           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.44             0.44          0.38/3/             0.05
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                0.18             0.06            (0.20)            0.03
                                    --------         --------       ----------        ---------
  Total from investment
   operations                           0.62             0.50             0.18             0.08
                                    --------         --------       ----------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.46)           (0.46)           (0.39)           (0.05)
  Distributions from net
realized
   gain                                 0.00             0.00             0.00             0.00
                                    --------         --------       ----------        ---------
  Total distributions                  (0.46)           (0.46)           (0.39)           (0.05)
                                    --------         --------       ----------        ---------
 NET ASSET VALUE, END OF              $10.02            $9.86            $9.82           $10.03
                                   =========         ========       ==========        =========
  PERIOD
 TOTAL RETURN/4/                        6.40%            5.13%            1.85%            0.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $87,784          $55,973          $27,172              $10
  (000s)
  Ratio of net investment
income
   (loss) to average net                4.42%            4.48%            3.89%            3.35%
  assets/5/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                          0.67%            0.65%            0.63%            0.76%
  Waived fees and reimbursed
   expenses/5/                         (0.25)%          (0.23)%          (0.21)%          (0.33)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/5/           0.42%            0.42%            0.42%            0.43%
  Portfolio turnover rate/6/             210%             493%             316%             272%



1 Formerly named the Select Class.
2 For the period from April 11, 2005 (commencement of Class) to May 31, 2005. 3 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.


4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


5 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 58 FINANCIAL HIGHLIGHTS

SHORT-TERM BOND FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period


                                   MAY 31,        MAY 31,        MAY 31,        MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2008           2007           2006          2005/1/         2004           2003
 NET ASSET VALUE, BEGINNING          $8.49          $8.48          $8.63          $8.78          $8.82          $8.79
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.43           0.44           0.39           0.20           0.31           0.34
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.10)          0.01          (0.14)         (0.14)         (0.01)          0.08
                                    ------         ------         ------         ------         ------         ------
  Total from investment               0.33           0.45           0.25           0.06           0.30           0.42
                                    ------         ------         ------         ------         ------         ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   Income                            (0.43)         (0.44)         (0.40)         (0.21)         (0.34)         (0.39)
  Distributions from net              0.00           0.00           0.00           0.00           0.00           0.00
                                    ------         ------         ------         ------         ------         ------
  realized gain
  Total distributions                (0.43)         (0.44)         (0.40)         (0.21)         (0.34)         (0.39)
                                    ------         ------         ------         ------         ------         ------
 NET ASSET VALUE, END OF             $8.39          $8.49          $8.48          $8.63          $8.78          $8.82
                                    ======         ======         ======         ======         ======         ======
  PERIOD
 TOTAL RETURN/2/                      3.97%          5.45%          2.98%          0.76%          3.50%          4.84%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $87,101        $80,153        $66,350        $51,426        $49,940        $67,391
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              5.08%          5.14%          4.54%          4.07%          3.56%          3.78%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        0.64%          0.65%          0.64%          0.60%          0.54%          0.51%
  Waived fees and reimbursed         (0.16)%        (0.17)%        (0.16)%        (0.07)%        (0.03)%         0.00%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.48%          0.48%          0.48%          0.53%          0.51%          0.51%
  Portfolio turnover rate/4/            47%            38%            28%            14%            37%            97%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.



3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 59

TOTAL RETURN BOND FUND
INSTITUTIONAL CLASS/1/ SHARES-COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                   MAY 31,           MAY 31,          MAY 31,         MAY 31,      MAY 31,        JUNE 30,
 FOR THE PERIOD ENDED:              2008              2007             2006            2005        2004/2/         2003
 NET ASSET VALUE, BEGINNING        $11.98           $11.81            $12.40          $12.11        $12.58        $11.97
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.61             0.59              0.54            0.48          0.39          0.73
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    0.18             0.18             (0.59)           0.33         (0.35)         0.66
                                  -------          -------           ---------       -------       -------       -------
  Total from investment              0.79             0.77             (0.05)           0.81          0.04          1.39
                                  -------          -------           ---------       -------       -------       -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                           (0.62)           (0.60)            (0.54)          (0.49)        (0.39)        (0.70)
  Distributions from net             0.00             0.00              0.00           (0.03)        (0.12)        (0.08)
                                  -------          -------           ---------       -------       -------       -------
  realized gain
  Total distributions               (0.62)           (0.60)            (0.54)          (0.52)        (0.51)        (0.78)
                                  -------          -------           ---------       -------       -------       -------
 NET ASSET VALUE, END OF           $12.15           $11.98            $11.81          $12.40        $12.11        $12.58
                                  =======          =======           =========       =======       =======       =======
  PERIOD
 TOTAL RETURN/3/                     6.68%            6.65%            (0.42)%          6.74%         0.38%        11.05%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $493,165        $459,619          $341,620        $248,414      $50,699       $51,022
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/             4.97%            5.00%             4.43%           3.87%         3.49%         4.66%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4,5/                     0.55%            0.54%             0.58%           0.68%         0.74%         0.99%
  Waived fees and reimbursed        (0.13)%          (0.12)%           (0.16)%         (0.26)%       (0.32)%       (0.57)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4,5/                     0.42%            0.42%             0.42%           0.42%         0.42%         0.42%/6/
  Portfolio turnover                  572%/9/          665%/10/          704%/11/        767%          918%          544%
  rate/7,8/


1 Formerly named the Select Class.
2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 6 Includes interest expense.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.
9 Excluding the TBA, the portfolio turnover ratio is 316%.

10 Excluding the TBA, the portfolio turnover ratio is 335%.

11 Excluding the TBA, the portfolio turnover ratio is 431%.


 60 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM INCOME FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period


                                   MAY 31,        MAY 31,        MAY 31,        MAY 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2008           2007           2006          2005/1/         2004            2003
 NET ASSET VALUE, BEGINNING          $9.09          $9.12          $9.17          $9.21          $9.33           $9.41
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.47           0.51           0.43           0.19           0.24            0.29
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.37)         (0.02)         (0.02)         (0.02)         (0.04)           0.01
                                    ------         ------         ------         ------         ------          ------
  Total from investment               0.10           0.49           0.41           0.17           0.20            0.30
                                    ------         ------         ------         ------         ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.48)         (0.52)         (0.46)         (0.21)         (0.32)          (0.38)
  Distributions from net              0.00           0.00           0.00           0.00           0.00            0.00
                                    ------         ------         ------         ------         ------          ------
  realized gain
  Total distributions                (0.48)         (0.52)         (0.46)         (0.21)         (0.32)          (0.38)
                                    ------         ------         ------         ------         ------          ------
 NET ASSET VALUE, END OF             $8.71          $9.09          $9.12          $9.17          $9.21           $9.33
                                    ======         ======         ======         ======         ======          ======
  PERIOD
 TOTAL RETURN/2/                      1.07%          5.54%          4.53%          1.90%          2.19%           3.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $61,898        $42,757        $48,259        $56,560        $59,624        $213,690
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              5.24%          5.57%          4.65%          3.60%          2.99%           3.16%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        0.63%          0.61%          0.61%          0.51%          0.41%           0.37%
  Waived fees and reimbursed         (0.28)%        (0.26)%        (0.26)%        (0.09)%        (0.03)%          0.00%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.35%          0.35%          0.35%          0.42%          0.38%           0.37%
  Portfolio turnover rate/4/            48%            28%            26%            17%            26%             94%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.



3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.^


                                                         FINANCIAL HIGHLIGHTS 61

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   108IFIT/P1004
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 OCTOBER 1, 2008


                                   Prospectus

                                 Investor Class


WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INCOME FUNDS


Government Securities Fund

High Income Fund

Income Plus Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Total Return Bond Fund

Ultra Short-Term Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
Government Securities Fund       4
High Income Fund                 8
Income Plus Fund                13
Short-Term Bond Fund            18
Short-Term High Yield Bond      22
  Fund
Total Return Bond Fund          27
Ultra Short-Term Income Fund    31
Description of Principal        36
  Investment Risks
Portfolio Holdings              39
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     40
  of the Funds
About Wells Fargo Funds Trust   40
The Investment Adviser          40
The Sub-Adviser and             40
  Portfolio Managers
Dormant Investment Advisory     43
  Arrangement
Dormant Multi-Manager           43
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and     44
  Shareholder
   Servicing Agents
Pricing Fund Shares             45
How to Open an Account          46
How to Buy Shares               47
How to Sell Shares              49
How to Exchange Shares          53
Account Policies                55


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                       57
Taxes                               58
Master/Gateway (Reg. TM)            59
  Structure
Financial Highlights                60
For More Information        Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Government Securities Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, and Total Return Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Total Return Bond Fund is a gateway fund in a MASTER/GATEWAY structure.
This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.^

                                                          KEY FUND INFORMATION 3

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
10/29/1986

INVESTOR CLASS
Ticker: STVSX
Fund number: 3213


INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    GOVERNMENT SECURITIES FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

              CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999     2000    2001     2002    2003    2004    2005    2006    2007
8.14%  -1.09%   11.32%   8.75%   10.46%   2.80%   3.30%   2.16%   3.54%   6.92%

             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.63%
  Worst Quarter:      Q2    2004      -2.78%


          The Fund's year-to-date performance through June 30, 2008, was 1.57%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR      5 YEARS    10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes             6.92%       3.73%      5.56%
  Returns After Taxes on           5.15%       2.04%      3.41%
  Distributions/2/
  Returns After Taxes on           4.46%       2.19%      3.44%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS                   8.47%       3.69%      5.55%
INTERMEDIATE U.S. GOVERNMENT
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.              7.50%       4.25%        N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX/4/
  (reflects no deduction for
  expenses or taxes)


1 Investor Class shares incepted on October 29, 1986.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

 6 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.38%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.57%
  Acquired Fund Fees and        0.01%
  Expenses/3/
  TOTAL ANNUAL FUND             0.96%
  OPERATING EXPENSES/4,5/
  Fee Waivers                   0.00%
  NET EXPENSES/5,6,7/           0.96%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.95%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year     $   98
   3 Years    $  306
   5 Years    $  531
  10 Years    $1,178


                                                    GOVERNMENT SECURITIES FUND 7

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
12/28/1995

INVESTOR CLASS
Ticker: STHYX
Fund Number: 3233


INVESTMENT OBJECTIVE
The High Income Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;

o up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;

o up to 20% of the Fund's total assets in equities and convertible debt securities; and

o up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 HIGH INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                              HIGH INCOME FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

              CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003     2004     2005    2006    2007
3.06%   7.81%  -7.08%  -0.71%  -6.65%   24.76%   10.22%   3.36%   9.52%   3.28%

           BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       7.86%
  Worst Quarter:      Q2    2002      -8.94%


          The Fund's year-to-date performance through June 30, 2008, was
          -2.08%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR    5 YEARS    10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes           3.28%       9.96%      4.40%
  Returns After Taxes on         0.78%       7.26%      1.01%
  Distributions/2/
  Returns After Taxes on         2.12%       6.98%      1.59%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.            1.87%      10.90%      5.51%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Investor Class shares incepted on December 28, 1995.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged,
  U.S. dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

 10 HIGH INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/1/             2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/2/            0.50%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/3/             0.61%
  Acquired Fund Fees and        0.01%
  Expenses/4/
  TOTAL ANNUAL FUND             1.12%
  OPERATING EXPENSES/5,6/
  Fee Waivers                   0.16%
  NET EXPENSES/6,7,8/           0.96%


1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.50% for the first $500 million;
  0.475% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
6 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
7 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.


8 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.95%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             HIGH INCOME FUND 11

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year     $   98
   3 Years    $  340
   5 Years    $  601
  10 Years    $1,349

 12 HIGH INCOME FUND

INCOME PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA

W. Frank Koster

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

Janet S. Rilling, CFA, CPA


FUND INCEPTION:
7/13/1998

INVESTOR CLASS
Ticker: WIPNX
Fund Number: 3296


INVESTMENT OBJECTIVE
The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing securities;

o up to 35% of the Fund's total assets in debt securities that are below investment-grade; and

o  up to 25% of the Fund's total assets in debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called "high yield" securities or "junk bonds") offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund's portfolio equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                             INCOME PLUS FUND 13

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 INCOME PLUS FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

           CALENDAR YEAR TOTAL RETURNS FOR INVESTOR CLASS/1/
                         AS OF 12/31 EACH YEAR
1999    2000    2001    2002    2003    2004    2005     2006    2007
-3.47%  2.77%   7.76%   7.33%   8.41%   6.55%   1.41%    5.32%   6.24%

           BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       4.16%
  Worst Quarter:      Q2    2004      -1.96%


          The Fund's year-to-date performance through June 30, 2008, was 0.39%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR    5 YEARS    LIFE OF FUND/1/
 INVESTOR CLASS/1/
  Returns Before Taxes            1.50%     4.60%          4.27%
  Returns After Taxes on         -0.24%     2.59%          1.90%
  Distributions/2/
  Returns After Taxes on          0.94%     2.73%          2.14%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.             6.50%     4.99%         6.08%/4/
  UNIVERSAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Investor Class shares incepted on July 18, 2008. Average Annual Total Returns reflect the performance of the Class A shares, and includes sales charges and expenses that are not applicable to the Investor Class shares. Calendar Year Total Returns in the bar chart reflect the performance of the Class A shares and do not reflect the sales charges applicable to Class A shares.
  The Class A shares annual returns are substantially similar to what the Investor Class shares returns would be because the Investor Class shares and Class A shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same sales charges and expenses. The Class A shares incepted on July 13, 1998. Returns for the Investor Class shares and the Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.
4 Performance for the Lehman Brothers U.S. Universal Bond Index is as of July
  31, 1998, the nearest date to the Fund's inception date for which data is available.

                                                             INCOME PLUS FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.50%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.75%
  Acquired Fund Fees and        0.01%
  Expenses/3/
  TOTAL ANNUAL FUND             1.26%
  OPERATING EXPENSES/4/
  Fee Waivers                   0.31%
  NET EXPENSES/5,6/             0.95%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.50% for the first $500 million;
  0.475% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company, and may include expenses of any money market or other fund held by the Fund.

3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

6 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.94%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

 16 INCOME PLUS FUND

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year     $   97
   3 Years    $  369
   5 Years    $  662
  10 Years    $1,495


                                                             INCOME PLUS FUND 17

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
8/31/1987

INVESTOR CLASS
Ticker: SSTBX
Fund Number: 3216


INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in U.S. dollar-denominated debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 18 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk

   o U.S. Government Obligations Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         SHORT-TERM BOND FUND 19

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

             CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
4.90%   4.25%   7.22%   4.50%   0.62%   3.77%   2.15%   1.98%   4.36%    4.49%

           BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.37%
  Worst Quarter:     Q1    2002      - 1.92%


          The Fund's year-to-date performance through June 30, 2008, was 0.98%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR    5 YEARS    10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes           4.49%     3.34%       3.81%
  Returns After Taxes on         2.73%     1.85%       1.81%
  Distributions/2/
  Returns After Taxes on         2.90%     1.98%       2.01%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S 1-3         6.83%     3.38%       4.99%
YEAR GOVERNMENT/CREDIT BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 Investor Class shares incepted on August 31, 1987.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

 20 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.40%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.61%
  Acquired Fund Fees and        0.02%
  Expenses/3/
  TOTAL ANNUAL FUND             1.03%
  OPERATING EXPENSES/4,5/
  Fee Waivers                   0.16%
  NET EXPENSES/5,6,7/           0.87%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.85%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year     $   89
   3 Years    $  312
   5 Years    $  553
  10 Years    $1,245


                                                         SHORT-TERM BOND FUND 21

SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION:
6/30/1997

INVESTOR CLASS
Ticker: STHBX
Fund Number: 3242


INVESTMENT OBJECTIVE
The Short-Term High Yield Bond Fund seeks total return, consisting of a high level of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in below investment-grade corporate debt securities; and

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be three years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics, liquidity and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 22 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                              SHORT-TERM HIGH YIELD BOND FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

             CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
8.37%   5.32%   5.03%  -0.42%  -0.13%   9.52%   4.46%   2.95%   5.97%    3.24%

           BEST AND WORST QUARTER
  Best Quarter:       Q1    2001       3.77%
  Worst Quarter:      Q2    2002      -3.49%


          The Fund's year-to-date performance through June 30, 2008, was 1.80%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR    5 YEARS     10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes           3.24%     5.20%        4.39%
  Investor Class Returns         1.17%     3.31%        1.88%
After Taxes on
  Distributions/2/
  Investor Class Returns         2.09%     3.34%        2.18%
After Taxes on Distributions
  and Sale of Fund
    Shares/2/
 MERRILL LYNCH HIGH YIELD        2.13%     7.26%        5.56%
U.S. CORPORATES, CASH PAY,
  BB RATED 1-5 YEARS
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 SHORT-TERM HIGH YIELD BOND      2.37%     8.13%        6.01%
  INDEX III/4/
  (reflects no deduction for
  expenses or taxes)


1 Investor Class shares incepted on June 30, 1997.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years
  Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.
4 The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch
  High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. You cannot invest directly in an index.

 24 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)
  Redemption Fee/1/             2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/2/            0.50%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/3/             0.62%
  Acquired Fund Fees and        0.02%
  Expenses/4/
  TOTAL ANNUAL FUND             1.14%
  OPERATING EXPENSES/5,6/
  Fee Waivers                   0.26%
  NET EXPENSES/6,7,8/           0.88%


1 Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund. Please see section entitled "Redemption Fees" for further information.
2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.50% for the first $500 million;
  0.475% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
6 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
7 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

8 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.86%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                              SHORT-TERM HIGH YIELD BOND FUND 25

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year     $   90
   3 Years    $  336
   5 Years    $  603
  10 Years    $1,363


 26 SHORT-TERM HIGH YIELD BOND FUND

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Troy Ludgood
Thomas O'Connor, CFA
Lynne A. Royer
William Stevens

FUND INCEPTION:
6/30/1997
INVESTOR CLASS

Ticker: WTRZX
Fund Number: 3286


INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in bonds;

o  at least 80% of the Fund's total assets in investment-grade debt securities;

o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       TOTAL RETURN BOND FUND 27

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 28 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

         CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                         AS OF 12/31 EACH YEAR
1998    1999    2000     2001    2002    2003    2004    2005    2006    2007
8.45%  -0.84%   11.78%   8.43%   9.93%   4.38%   4.02%   1.85%   3.83%   6.03%

           BEST AND WORST QUARTER
  Best Quarter:      Q3    2002        4.84%
  Worst Quarter:     Q2    2004      - 2.41%


          The Fund's year-to-date performance through June 30, 2008, was 1.20%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS    10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes           6.03%      4.02%        5.72%
  Returns After Taxes on         4.36%      2.50%        3.49%
  Distributions/2/
  Returns After Taxes on         3.88%      2.54%        3.51%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.            6.97%      4.42%        5.97%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)


1 Investor Class shares incepted on April 11, 2005. Effective June 20, 2008,
  Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Administrator Class shares, adjusted to reflect Class Z expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                       TOTAL RETURN BOND FUND 29

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.37%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.61%
  TOTAL ANNUAL FUND             0.98%
  OPERATING EXPENSES/3/
  Fee Waivers                   0.08%
  NET EXPENSES/4/               0.90%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.40% for the first $500 million; 0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year     $   92
   3 Years    $  304
   5 Years    $  534
  10 Years    $1,194


 30 TOTAL RETURN BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
D. James Newton II, CFA, CPA
Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988

INVESTOR CLASS
Ticker: STADX
Fund Number: 3218


INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                 ULTRA SHORT-TERM INCOME FUND 31

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 32 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

             CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.75%   5.27%   6.77%   4.26%   0.83%   2.26%   1.96%   3.49%   4.75%   3.17%

            BEST AND WORST QUARTER
  Best Quarter:       Q1    2001         2.08%
  Worst Quarter:      Q1    2002       - 0.73%


          The Fund's year-to-date performance through June 30, 2008, was
          -0.81%.


                                                 ULTRA SHORT-TERM INCOME FUND 33

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS    10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes           3.17%      3.12%        3.74%
  Returns After Taxes on         1.30%      1.64%        1.85%
  Distributions/2/
  Returns After Taxes on         2.05%      1.80%        2.03%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS     5.88%      3.01%        4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3        6.83%      3.38%        4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM      5.49%       N/A          N/A
U.S. GOVERNMENT/CREDIT BOND
  INDEX/6/
  (reflects no deduction for
  expenses or taxes)


1 Investor Class shares incepted on November 25, 1988.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.
  treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.

 34 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 Annual Fund Operating
Expenses
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.39%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.61%
  Acquired Fund Fees and        0.02%
  Expenses/3/
  TOTAL ANNUAL FUND             1.02%
  OPERATING EXPENSES/4,5/
  Fee Waivers                   0.25%
  NET EXPENSES/5,6,7/           0.77%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.75%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year     $   79
   3 Years    $  300
   5 Years    $  540
  10 Years    $1,228


                                                 ULTRA SHORT-TERM INCOME FUND 35

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK     Foreign investments are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

ISSUER RISK                 The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 37

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

STRIPPED SECURITIES RISK     Stripped securities are the separate income or principal components of debt securities.
                             These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate risk.


 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statements of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 39

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2008.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-adviser that performs day-to-day investment management activities for the master portfolio in which the Total Return Bond Fund invests, see "The Sub-Adviser for the Master Portfolio" under the "Master/Gateway (Reg. TM)Structure" section.


 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


MICHAEL J. BRAY, CFA         Mr. Bray is jointly responsible for managing the Government Securities Fund, which he
Government Securities Fund   has managed since 2005. He is also jointly responsible for managing the Income Plus
Income Plus Fund             Fund, which he has managed since 2008. Mr. Bray joined Wells Capital Management in
                             2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells
                             Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to
                             2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State
                             University.

W. FRANK KOSTER              Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund   he has managed since 2004, and the Income Plus Fund, which he has managed since
Income Plus Fund             2005. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital
                             Management, Mr. Koster was with Strong Capital Management, Inc. (SCM) since 1999.
                             He served as a senior vice president of SCM's Institutional Business Group from
                             December 2000 to March 2001, serving as a fixed-income product specialist and from
                             March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of Wooster.

TROY LUDGOOD                 Mr. Ludgood is jointly responsible for managing the Total Return Bond Fund, which he
Total Return Bond Fund       has managed since 2007. In 2008, Mr. Ludgood was named as co-head of the
                             Montgomery Fixed Income Strategies Team at Wells Capital Management, where he has also served as a portfolio manager since 2007, Director of Credit Trading since
                             2006, and a senior credit trader since 2004. Prior to joining Wells Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering,
                             Georgia Institute of Technology; M.B.A., Wharton School of the University of
                             Pennsylvania.

KEVIN J. MAAS, CFA           Mr. Maas is jointly responsible for managing the High Income Fund and the Short-Term
High Income Fund             High Yield Bond Fund, both of which he has managed since 2007. Mr. Maas is a
Short-Term High Yield Bond   portfolio manager for the Wells Capital Management Fixed Income Team and also
 Fund                        serves as a senior research analyst. He joined Wells Capital Management in 2005 as a senior research analyst specializing in taxable high yield securities. Prior to joining
                             Wells Capital Management, Mr. Maas was a high-yield, fixed-income analyst with
                             Strong Capital Management, Inc. since 1999. Education: B.S., Finance, University of
                             Minnesota.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund, the
Government Securities Fund    Short-Term Bond Fund and the Ultra Short-Term Income Fund, each of which he has
Short-Term Bond Fund          managed since 2004. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra Short-Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago..

D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Income Plus Fund and the Ultra
Income Plus Fund              Short-Term Income Fund, both of which he has managed since 2008. Mr. Newton
Ultra Short-Term Income Fund  joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells Capital Management, Mr.
                              Newton served as a high-grade, fixed-income analyst with Strong Capital
                              Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at Northwestern
                              Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private
                              Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A.,
                              Economics, Albion College; M.B.A., University of Michigan.

THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Total Return Bond Fund, which he
Total Return Bond Fund        has managed since 2003. Mr. O'Connor currently serves as a senior portfolio manager and co-head of the Montgomery Fixed Income Strategies Team at Wells Capital
                              Management. He joined Wells Capital Management in 2003 as a portfolio manager.
                              Prior to joining Wells Capital Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management from 2000 to 2003.
                              Education: B.A., Business Administration, University of Vermont.

THOMAS M. PRICE, CFA          Mr. Price is jointly responsible for managing the High Income Fund and the Short-Term
High Income Fund              High Yield Bond Fund, both of which he has managed since 1998. He is also jointly
Income Plus Fund              responsible for managing the Income Plus Fund, which he has managed since 2005,
Short-Term High Yield Bond    and the Ultra Short-Term Income Fund, which he has managed since 2002. Mr. Price
 Fund                         joined Wells Capital Management in 2005 as a portfolio manager specializing in
Ultra Short-Term Income Fund  taxable high yield securities. Prior to joining Wells Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since 1996 as a fixed income research analyst and, since 1998, as a portfolio manager. Education: B.B.A., Finance, University of
                              Michigan; M.B.A., Finance, Kellogg Graduate School of Management, Northwestern
                              University.

JANET S. RILLING, CFA, CPA    Ms. Rilling is jointly responsible for managing the Income Plus Fund, which she has
Income Plus Fund              managed since 2008, and the Short-Term Bond Fund, which she has managed since
Short-Term Bond Fund          2005. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital
                              Management, she was a portfolio manager with Strong Capital Management, Inc.
                              (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.


 42 ORGANIZATION AND MANAGEMENT OF THE FUNDS

LYNNE A. ROYER               Ms. Royer is jointly responsible for managing the Total Return Bond Fund, which she
Total Return Bond Fund       has managed since 2007. In 2008, Ms. Royer was named as co-head of the Montgomery
                             Fixed Income Strategies Team at Wells Capital Management, where she has also served as a senior portfolio manager since 2007, a portfolio manager since 2006, the Director of Credit Research since 2005, and a senior analyst since 2003. Prior to joining Wells
                             Capital Management, she was a senior analyst in the Fixed Income Division of
                             Montgomery Asset Management since 1997. Education: B.A., Gettysburg College;
                             M.B.A., Anderson Graduate School of Management, University of California, Los
                             Angeles.

MICHAEL J. SCHUELLER, CFA    Mr. Schueller is jointly responsible for managing the High Income Fund and the
High Income Fund             Short-Term High Yield Bond Fund, both of which he has managed since 2007. Mr.
Short-Term High Yield Bond   Schueller joined Wells Capital Management in 2005 as a senior research analyst
 Fund                        specializing in high yield securities and, since 2007, as a portfolio manager. Prior to joining Wells Capital Management, Mr. Schueller was with Strong Capital Management,
                             Inc. (SCM) since 2000 as a leveraged loan trader and, since 2002, a fixed income research analyst. Education: B.A., Economics, University of Minnesota; J.D., University of
                             Wisconsin.

WILLIAM STEVENS              Mr. Stevens is jointly responsible for managing the Total Return Bond Fund, which he
Total Return Bond Fund       has managed since 1997. Mr. Stevens joined Wells Capital Management in 2003 as chief fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                             Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                             Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                             University; M.B.A., Harvard Business School.



DORMANT INVESTMENT ADVISORY ARRANGEMENT
Under the investment advisory contract for the Total Return Bond Fund, a gateway fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Fund, except the Income Plus Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.

 44 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 45

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

 46 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts            $2,500                                             $100
 IRAs, IRA rollovers, Roth   $1,000                                             $100
  IRAs
 UGMA/UTMA accounts          $1,000                                              $50
 Employer Sponsored          no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- -------------------------------------
 By Internet                 You may open an account online and fund            o To buy additional shares or buy
---------------------------  your account with an Electronic Funds              shares of a new Fund, visit
                             Transfer from your bank account, by Federal        www.wellsfargo.com/
                             Wire, or by sending us a check. Visit              advantagefunds.
                             www.wellsfargo.com/advantagefunds.                 o Subsequent online purchases
                             -------
                                                                                have a minimum of $100 and a
                                                                                maximum of $100,000. You may
                                                                                be eligible for an exception to
                                                                                this maximum. Please call
                                                                                Investor Services at
                                                                                1-800-222-8222 for more
                                                                                information.
                                                                                -----
 By Mail                     o Complete and sign your account                   o Enclose a voided check (for
---------------------------  application.                                       checking accounts) or a deposit
                             o Mail the application with your check made        slip (savings accounts).
                             payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                with your name, the Fund name,
                                              REGULAR MAIL
                            --------------------------------------------------
                                                                               and your account number.
                                      WELLS FARGO ADVANTAGE FUNDS
                                                                               o Mail the deposit slip or note
                                             P.O. Box 8266
                                                                               with your check made payable
                                         Boston, MA 02266-8266
                                                                               to the Fund to the address on
                                             OVERNIGHT ONLY                    the left.
                            -------------------------------------------------- -------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone                A new account may not be opened by                 To buy additional shares or to buy
---------------------------  telephone unless you have another Wells            shares of a new Fund call:
                             Fargo Advantage Fund account with your             o Investor Services at
                             bank information on file. If you do not            1-800-222-8222 or
                             currently have an account, refer to the section    o 1-800-368-7550 for the
                             on buying shares by mail or wire.                  automated phone system.
                             -------------------------------------------------- -------------------------------------


                                                            HOW TO BUY SHARES 47

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                            ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------  Center in person to ask questions or conduct   --------------------------------------
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve,
                            Menomonee Falls, Wisconsin 53051.
                            ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------  application (refer to the section on buying    your bank or financial institution to
                            shares by mail)                                use the same wire instructions
                            o Provide the following instructions to your   shown to the left.
                                                                           --------------------------------------
                            financial institution:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class)
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                            representative.

--------------------------  ---------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

 48 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES       TO SELL SOME OR ALL OF YOUR SHARES
-------------------- ----------------------------------------------------------------------
 Minimum Redemption   $100 (or remainder of account balance)
-------------------- ----------------------------------------------------------------------
 By Internet          Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------  Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                      ----------------------------------------------------------------------
 By Mail              o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
-------------------- ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                                 P.O. Box 8266
                                             Boston, MA 02266-8266
                                                OVERNIGHT ONLY
                     ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                      c/o Boston Financial Data Services
                                                  30 Dan Road
                                             Canton, MA 02021-2809
                     ----------------------------------------------------------------------
 By Wire              o To arrange for a Federal Funds wire, call 1-800-222-8222.
--------------------  o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
                      ----------------------------------------------------------------------
 In Person            Investors are welcome to visit the Investor Center in person to ask
--------------------  questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                      Wisconsin 53051.
                      ----------------------------------------------------------------------

                                                           HOW TO SELL SHARES 49

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
---------------------------
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            -----------------------------------------------------------------
 Through Your Investment     Contact your investment representative.
  Representative
--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.


   o REDEMPTION FEES. Your redemption proceeds are net of any applicable redemption fees.


   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

 50 HOW TO SELL SHARES

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances.

   o shares that were purchased with reinvested distributions;

   o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

   o in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7));

   o redemptions initiated by a Fund;

   o conversion of shares from one share class to another in the same Fund;

   o redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

   o taking out a distribution or loan from a defined contribution plan;

   o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

                                                           HOW TO SELL SHARES 51

   o due to participation in the Systematic Withdrawal Plan;


   o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/), subject to review and approval by Funds Management;


   o  transactions by Section 529 college savings plan accounts; and

   o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees.Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund's redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

 52 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o The High Income Fund and Short-Term High Yield Bond Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund,Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.


Because the Ultra Short-Term Income Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Income Fund does not

                                                       HOW TO EXCHANGE SHARES 53
anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.


In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.

 54 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


CHECK WRITING
Check writing is offered on the Investor Class shares of the Short-Term Bond Fund and Ultra Short-Term Income Fund. Checks written on your account are subject to the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

                                                             ACCOUNT POLICIES 55

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 56 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds generally make distributions of any net investment income monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 57

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to the Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from the Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.


Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 58 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

The Total Return Bond Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIO
The following table lists the. The portfolio's investment objective is provided followed by a description of the portfolio's investment strategies.


 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 TOTAL RETURN BOND PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


THE SUB-ADVISER FOR THE MASTER PORTFOLIO
The sub-adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolio.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the . For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

GOVERNMENT SECURITIES FUND
INVESTOR CLASS SHARES-COMMENCED ON OCTOBER 29, 1986

For a share outstanding throughout each period


                                  MAY 31,       MAY 31,        MAY 31,          MAY 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:             2008          2007           2006           2005/1/           2004            2003
 NET ASSET VALUE, BEGINNING       $10.22        $10.16          $10.77           $10.93          $11.05           $11.36
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.47          0.47            0.42             0.20            0.26             0.28
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                   0.26          0.09           (0.49)         0.00/2/            0.21             0.05
                                 -------       -------         -------         --------         -------          -------
  Total from investment             0.73          0.56           (0.07)            0.20            0.47             0.33
                                 -------       -------         -------         --------         -------          -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                          (0.49)        (0.50)          (0.48)           (0.24)          (0.36)           (0.38)
  Distributions from net            0.00          0.00           (0.06)           (0.12)          (0.23)           (0.26)
                                 -------       -------         -------         --------         -------          -------
  realized gain
  Total distributions              (0.49)        (0.50)          (0.54)           (0.36)          (0.59)           (0.64)
                                 -------       -------         -------         --------         -------          -------
 NET ASSET VALUE, END OF          $10.46        $10.22          $10.16           $10.77          $10.93           $11.05
                                 =======       =======         =======         ========         =======          =======
  PERIOD
 TOTAL RETURN/3/                    7.26%         5.55%          (0.71)%           1.87%           4.38%            2.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $869,009      $733,191        $836,567       $1,162,518      $1,230,428      $2,010,247
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/            4.48%         4.59%           4.06%            3.37%           2.66%            2.55%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4/                      1.16%         1.23%           1.22%            1.08%           1.06%            0.96%
  Waived fees and reimbursed       (0.21)%       (0.26)%         (0.20)%          (0.06)%         (0.03)%           0.00%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4/                      0.95%         0.97%           1.02%            1.02%           1.03%            0.96%
  Portfolio turnover rate/5/         263%          159%            207%             139%            390%             531%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
2 Amount calculated is less than $0.005.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 60 FINANCIAL HIGHLIGHTS

HIGH INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 28, 1995
For a share outstanding throughout each period


                                     MAY 31,           MAY 31,         MAY 31,         MAY 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                2008              2007            2006          2005/1/           2004            2003
 NET ASSET VALUE, BEGINNING            $7.92            $7.66           $7.66           $7.86           $7.51            $6.33
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.53             0.55            0.41            0.31            0.54             0.57
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.64)            0.26            0.14           (0.20)           0.35             1.18
                                      ------           ------          ------          ------          ------           ------
  Total from investment                (0.11)            0.81            0.55            0.11            0.89             1.75
                                      ------           ------          ------          ------          ------           ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.53)           (0.55)          (0.55)          (0.31)          (0.54)           (0.57)
  Distributions from net                0.00             0.00            0.00            0.00            0.00             0.00
                                      ------           ------          ------          ------          ------           ------
  realized gain
  Total distributions                  (0.53)           (0.55)          (0.55)          (0.31)          (0.54)           (0.57)
                                      ------           ------          ------          ------          ------           ------
 NET ASSET VALUE, END OF               $7.28            $7.92           $7.66           $7.66           $7.86            $7.51
                                      ======           ======          ======          ======          ======           ======
  PERIOD
 TOTAL RETURN/2/                       (1.35)%          10.95%           7.36%           1.35%          12.26%           28.55%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $179,909         $230,287        $208,482        $246,538        $300,358        $441,931
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/                7.08%            7.07%           5.41%           6.71%           7.06%            8.09%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                          1.33%            1.33%           1.34%           1.08%           1.00%            0.94%
  Waived fees and reimbursed           (0.47)%          (0.47)%         (0.48)%         (0.13)%         (0.04)%           0.00%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                          0.86%            0.86%           0.86%           0.95%           0.96%            0.94%
  Portfolio turnover rate/4/              53%              82%             98%             52%            133%             172%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 61

SHORT-TERM BOND FUND

INVESTOR CLASS SHARES-COMMENCED ON AUGUST 31, 1987
For a share outstanding throughout each period


                                    MAY 31,         MAY 31,         MAY 31,         MAY 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:               2008            2007            2006          2005/1/           2004            2003
 NET ASSET VALUE, BEGINNING          $8.48           $8.47           $8.62           $8.77           $8.81           $8.78
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.40            0.40            0.35            0.19            0.27            0.29
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.10)           0.02           (0.13)          (0.14)          (0.01)           0.09
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.30            0.42            0.22            0.05            0.26            0.38
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.40)          (0.41)          (0.37)          (0.20)          (0.30)          (0.35)
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.40)          (0.41)          (0.37)          (0.20)          (0.30)          (0.35)
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $8.38           $8.48           $8.47           $8.62           $8.77           $8.81
                                    ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/2/                      3.57%           5.01%           2.55%           0.53%           3.05%           4.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $268,790        $299,346        $396,633        $505,613        $516,105        $723,273
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              4.70%           4.71%           4.10%           3.70%           3.11%           3.39%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.23%           1.27%           1.26%           1.01%           0.99%           0.94%
  Waived fees and reimbursed         (0.36)%         (0.37)%         (0.36)%         (0.12)%         (0.03)%         (0.01)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.87%           0.90%           0.90%           0.89%           0.96%           0.93%
  Portfolio turnover rate/4/            47%             38%             28%             14%             37%             97%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 62 FINANCIAL HIGHLIGHTS

SHORT-TERM HIGH YIELD BOND FUND
INVESTOR CLASS SHARES-COMMENCED ON JUNE 30, 1997
For a share outstanding throughout each period


                                   MAY 31,        MAY 31,         MAY 31,         MAY 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:              2008           2007            2006          2005/1/           2004            2003
 NET ASSET VALUE, BEGINNING          $8.54          $8.49          $8.52           $8.69           $8.66           $8.29
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.47           0.49           0.44            0.22            0.40            0.47
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.23)          0.05          (0.03)          (0.17)           0.03            0.37
                                    ------         ------         ------          ------          ------          ------
  Total from investment               0.24           0.54           0.41            0.05            0.43            0.84
                                    ------         ------         ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.47)         (0.49)         (0.44)          (0.22)          (0.40)          (0.47)
  Distributions from net              0.00           0.00           0.00            0.00            0.00            0.00
                                    ------         ------         ------          ------          ------          ------
  realized gain
  Total distributions                (0.47)         (0.49)         (0.44)          (0.22)          (0.40)          (0.47)
                                    ------         ------         ------          ------          ------          ------
 NET ASSET VALUE, END OF             $8.31          $8.54          $8.49           $8.52           $8.69           $8.66
                                    ======         ======         ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/2/                      2.98%          6.48%          4.90%           0.63%           5.08%          10.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $70,420        $96,071        $100,379        $127,171        $164,928        $268,015
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              5.69%          5.70%          5.15%           4.41%           4.68%           5.48%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.34%          1.39%          1.37%           1.15%           1.03%           0.98%
  Waived fees and reimbursed         (0.48)%        (0.53)%        (0.51)%         (0.14)%         (0.04)%         (0.01)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.86%          0.86%          0.86%           1.01%           0.99%           0.97%
  Portfolio turnover rate/4/            59%            50%            60%             31%             71%            117%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issues. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 63

TOTAL RETURN BOND FUND
INVESTOR CLASS SHARES (EFFECTIVE JUNE 20, 2008, CLASS Z WAS RENAMED INVESTOR CLASS) -
COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                       MAY 31,             MAY 31,             MAY 31,            MAY 31,
 FOR THE PERIOD ENDED:                 2008                2007                2006             2005/1/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $11.99              $11.81              $12.41              $12.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.55                0.54                0.46                0.06
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                0.16                0.18               (0.59)               0.22
                                   ---------           ---------           ---------           ---------
  Total income from
investment
   operations                           0.71                0.72               (0.13)               0.28
                                   ---------           ---------           ---------           ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.55)              (0.54)              (0.47)              (0.06)
  Distributions from net
realized
   gain                                 0.00                0.00                0.00                0.00
                                   ---------           ---------           ---------           ---------
  Total distributions                  (0.55)              (0.54)              (0.47)              (0.06)
                                   ---------           ---------           ---------           ---------
 NET ASSET VALUE, END OF              $12.15              $11.99              $11.81              $12.41
                                   =========           =========           =========           =========
  PERIOD
 TOTAL RETURN/2/                        6.04%               6.17%              (1.03)%              2.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $3,254              $4,289              $6,578             $29,204
  (000s)
  Ratio of net investment
income
   (loss) to average net                4.29%               4.44%               3.74%               3.42%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                        1.15%               1.15%               1.19%               1.23%
  Waived fees and reimbursed
   expenses/3/                         (0.20)%             (0.20)%             (0.24)%             (0.28)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                       0.95%               0.95%               0.95%               0.95%
  expenses/3,4/
  Portfolio turnover                     572%/7/             665%/8/             704%/9/             767%
  rate/5,6/


1 For the period from April 11, 2005 (commencement of Class) to May 31, 2005.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.
7 Excluding TBA, the portfolio turnover ratio is 316%.

8 Excluding TBA, the portfolio turnover ratio is 335%.

9 Excluding TBA, the portfolio turnover ratio is 431%.


 64 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON NOVEMBER 25, 1988
For a share outstanding throughout each period


                                  MAY 31,       MAY 31,       MAY 31,        MAY 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:             2008          2007          2006         2005/1/           2004            2003
 NET ASSET VALUE, BEGINNING        $9.09         $9.12         $9.17           $9.22           $9.34           $9.42
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income             0.43          0.47          0.38            0.17            0.22            0.25
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                  (0.37)        (0.02)        (0.02)          (0.03)          (0.06)           0.01
                                  ------        ------        ------          ------          ------          ------
  Total from investment             0.06          0.45          0.36            0.14            0.16            0.26
                                  ------        ------        ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                          (0.44)        (0.48)        (0.41)          (0.19)          (0.28)          (0.34)
  Distributions from net            0.00          0.00          0.00            0.00            0.00            0.00
                                  ------        ------        ------          ------          ------          ------
  realized gain
  Total distributions              (0.44)        (0.48)        (0.41)          (0.19)          (0.28)          (0.34)
                                  ------        ------        ------          ------          ------          ------
 NET ASSET VALUE, END OF           $8.71         $9.09         $9.12           $9.17           $9.22           $9.34
                                  ======        ======        ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/2/                    0.64%         5.02%         4.02%           1.51%           1.71%           2.77%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $594,246      $718,019      $810,961      $1,006,961      $1,277,777      $1,994,266
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/            4.86%         5.10%         4.17%           3.14%           2.49%           2.70%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                      1.21%         1.23%         1.23%           0.99%           0.89%           0.85%
  Waived fees and reimbursed       (0.43)%       (0.39)%       (0.39)%         (0.12)%         (0.03)%         (0.01)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                      0.78%         0.84%         0.84%           0.87%           0.86%           0.84%
  Portfolio turnover rate/4/          48%           28%           26%             17%             26%             94%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
  Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 65

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   108IFIV/P1006
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                OCTOBER 1, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INCOME FUNDS

Diversified Bond Fund

Government Securities Fund

Inflation-Protected Bond Fund


Short Duration Government Bond Fund


Stable Income Fund

Total Return Bond Fund

Ultra Short-Term Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
Diversified Bond Fund            4
Government Securities Fund       8
Inflation-Protected Bond Fund   12
Short Duration Government       16
  Bond Fund
Stable Income Fund              20
Total Return Bond Fund          25
Ultra Short-Term Income Fund    29
Description of Principal        34
  Investment Risks
Portfolio Holdings              38
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     39
  of the Funds
About Wells Fargo Funds Trust   39
The Investment Adviser and      39
  Portfolio Managers
The Sub-Advisers and            40
  Portfolio Managers
Dormant Investment Advisory     42
  Arrangement
Dormant Multi-Manager           43
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and     44
  Shareholder
   Servicing Agents
Pricing Fund Shares             45
How to Buy Shares               46
How to Sell Shares              48
How to Exchange Shares          50
Account Policies                52


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                        54
Taxes                                55
Master/Gateway (Reg. TM)/            56
  /Structure
Financial Highlights                 59
For More Information         Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Diversified Bond Fund, Government Securities Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund and Total Return Bond Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but the shareholders would be given at least 60 days notice.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund are gateway funds in a MASTER/GATEWAY structure.
This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
12/31/1982

ADMINISTRATOR CLASS
Ticker: NVMFX
Fund Number: 68


INVESTMENT OBJECTIVE
The Diversified Bond Fund seeks total return, consisting of current income and capital appreciation, by diversifying its investments among different fixed income investment styles.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in debt securities, which include U.S. Government obligations, corporate debt securities, mortgage- or asset-backed securities and U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" fixed income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different fixed income investment styles of three master portfolios-Managed Fixed Income Portfolio, Total Return Bond Portfolio and Inflation-Protected Bond Portfolio. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. More information about the investment strategies of these master portfolios is located under "Master/Gateway Structure".

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark, in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 DIVERSIFIED BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Inflation-Protected Debt Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk

   o Stripped Securities Risk

   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolios. Please see "Master/Gateway Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS    ALLOCATION   SUB-ADVISERS TO THE MASTER PORTFOLIOS
 DIVERSIFIED BOND STYLE
   Managed Fixed Income              70%     Galliard Capital Management, Inc.
  Portfolio
   Total Return Bond                 20%     Wells Capital Management Incorporated
  Portfolio
   Inflation-Protected               10%     Wells Capital Management Incorporated
                                 ------
  Bond Portfolio
 TOTAL FUND ASSETS                  100%

                                                        DIVERSIFIED BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


           CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
9.10%   -1.19%   13.23%   5.10%   6.13%   3.93%   3.13%   2.41%   3.72%   6.42%


           BEST AND WORST QUARTER
  Best Quarter:      Q3    1998       5.30%
  Worst Quarter      Q2    2004      -2.23%


          The Fund's year-to-date performance through June 30, 2008, was 0.28%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS    10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes           6.42%      3.92%        5.13%
  Returns After Taxes on         4.22%      2.24%        3.08%
  Distributions/2/
  Returns After Taxes on         4.26%      2.40%        3.16%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.            6.97%      4.42%        4.97%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 6 DIVERSIFIED BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.25%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.49%
  Acquired Fund Fees and        0.33%
Expenses (Underlying Master
  Portfolios)/3/
  TOTAL ANNUAL FUND             1.07%
  OPERATING EXPENSES
  Fee Waivers                   0.37%
  NET EXPENSES/4/               0.70%



1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $   72
   3 Years     $  304
   5 Years     $  554
  10 Years     $1,272


                                                         DIVERSIFIED BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA


FUND INCEPTION:
10/29/1986
ADMINISTRATOR CLASS
Ticker: WGSDX
Fund Number: 3708

INVESTMENT OBJECTIVE

The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]






       CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                          AS OF 12/31 EACH YEAR
1998    1999    2000     2001    2002     2003    2004    2005    2006    2007
8.14%   -.92%   11.53%   8.92%   10.67%   3.07%   3.53%   2.55%   3.74%   7.19%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.68%
  Worst Quarter:      Q2    2004      -2.71%


          The Fund's year-to-date performance through June 30, 2008, was 1.80%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS    10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes           7.19%      4.00%        5.77%
  Returns After Taxes on         5.33%      2.17%        3.48%
  Distributions/2/
  Returns After Taxes on         4.63%      2.34%        3.53%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS                 8.47%      3.69%        5.55%
INTERMEDIATE U.S. GOVERNMENT
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.            7.50%      4.25%         N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX4
  (reflects no deduction for
  fees, expenses or taxes)



1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Institutional Class shares, adjusted to reflect Administrator Class expenses. Performance shown prior to August 31, 1999 for the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

 10 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales         None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.38%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.44%
  Acquired Fund Fees and        0.01%
  Expenses/3/
  TOTAL ANNUAL FUND             0.83%
  OPERATING EXPENSES/4,5/
  Fee Waivers                   0.12%
  NET EXPENSES/5,6,7/           0.71%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company, and may include expenses of any money market or other fund held by the Fund
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.


7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.70%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $   73
   3 Years     $  253
   5 Years     $  449
  10 Years     $1,014


                                                   GOVERNMENT SECURITIES FUND 11

INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION:
2/28/2003

ADMINISTRATOR CLASS
Ticker: IPBIX
Fund Number: 1756


INVESTMENT OBJECTIVE
The Inflation-Protected Bond Fund seeks total return, consisting of income and capital appreciation, while providing protection against inflation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities; and

o up to 20% of the Fund's net assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Inflation-Protected Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Inflation-Protected Debt Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                INFLATION-PROTECTED BOND FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                        CALENDAR YEAR TOTAL RETURNS FOR
                           THE ADMINISTRATOR CLASS/1/
                              AS OF 12/31 EACH YEAR
2004    2005    2006     2007
7.58%   2.30%   0.06%    11.27%



           BEST AND WORST QUARTER
  Best Quarter:       Q4    2007       4.86%
  Worst Quarter:      Q2    2004      -3.26%



          The Fund's year-to-date performance through June 30, 2008, was 4.66%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                    1 YEAR      LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes             11.27%           5.04%
  Returns After Taxes on            9.28%           3.34%
  Distributions/2/
  Returns After Taxes on            7.26%           3.31%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. TIPS         11.63%           5.52%
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Administrator Class shares incepted on February 28, 2003. Returns for the
  Administrator Class and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U. S. TIPS (Treasury Inflation-Protected Securities)
  Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

 14 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.40%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.66%
  TOTAL ANNUAL FUND             1.06%
  OPERATING EXPENSES/3/
  Fee Waivers                   0.46%
  NET EXPENSES/4/               0.60%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.40% for the first $500 million; 0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.


4 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1Year      $   61
   3 Years    $  292
   5 Years    $  541
  10 Years    $1,255


                                       ^

                                                INFLATION-PROTECTED BOND FUND 15

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
12/18/1992

ADMINISTRATOR CLASS
Ticker: MNSGX
Fund Number: 935


INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in U.S. Government obligations; and

o up to 20% of the Fund's net assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                          SHORT DURATION GOVERNMENT BOND FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]






          CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                            AS OF 12/31 EACH YEAR
1997   1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
       7.38%   2.56%   8.11%   7.81%   6.28%   2.29%   1.45%   1.53%   4.22%   5.95%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2001       3.50%
  Worst Quarter:      Q2    2004      -1.14%


          The Fund's year-to-date performance through June 30, 2008, was 2.33%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS    10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes           5.95%      3.08%        4.73%
  Returns After Taxes on         4.31%      1.78%        2.89%
  Distributions/2/
  Returns After Taxes on         3.84%      1.86%        2.91%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. 1-3        7.10%      3.18%        4.84%
YEAR GOVERNMENT BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Administrator Class shares incepted on December 18, 1992.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government Bond Index is the 1-3 Year component of the Lehman Brothers U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Lehman Brothers U.S. 1-3 Year Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
  2.9 years are included. You cannot invest directly in an index.

 18 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.40%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.48%
  Acquired Fund Fees and        0.01%
  Expenses/3/
  TOTAL ANNUAL FUND             0.89%
  OPERATING EXPENSES/4,5/
  Fee Waivers                   0.28%
  NET EXPENSES/5,6,7/           0.61%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.


7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.60%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year     $   62
   3 Years    $  256
   5 Years    $  466
  10 Years    $1,070


                                          SHORT DURATION GOVERNMENT BOND FUND 19

STABLE INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Galliard Capital Management, Inc.

PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA

FUND INCEPTION:
11/11/1994

ADMINISTRATOR CLASS
Ticker: NVSIX
Fund Number: 79


INVESTMENT OBJECTIVE
The Stable Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;
   and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities, which results in a relatively lower turnover strategy. We will sell securities based on deteriorating credit, overvaluation or to replace them with more attractively valued issues.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 20 STABLE INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           STABLE INCOME FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                     AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.77%   3.57%   6.99%   5.88%   3.24%   1.68%   1.25%   2.49%   4.43%   4.02%


            BEST AND WORST QUARTER
  Best Quarter:        Q1    2001      2.38%
  Worst Quarter:       Q2    2004     -0.38%


          The Fund's year-to-date performance through June 30, 2008, was
          -1.77%.


           22 STABLE INCOME FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS    10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes           4.02%      2.77%        3.92%
  Returns After Taxes on         2.36%      1.65%        2.38%
  Distributions/2/
  Returns After Taxes on         2.60%      1.71%        2.40%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS     5.88%      3.01%        4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3        6.83%      3.38%        4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS     5.80%       N/A          N/A
SHORT-TERM U.S.
  GOVERNMENT/CREDIT
  BOND INDEX/6,7/
  (reflects no deduction for
  fees, expenses or taxes)



1 Administrator Class shares incepted on November 11, 1994.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged
  U.S.treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short-Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

7 The Lehman Brothers 9-12 Months Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. The Index has an inception date of August 1, 2004.


                                                           STABLE INCOME FUND 23

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.40%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.51%
  TOTAL ANNUAL FUND             0.91%
  OPERATING EXPENSES/3,4/
  Fee Waivers                   0.26%
  NET EXPENSES/5/               0.65%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.40% for the first $500 million; 0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year     $   66
   3 Years    $  264
   5 Years    $  478
  10 Years    $1,096


 24 STABLE INCOME FUND

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Troy Ludgood
Thomas O'Connor, CFA
Lynne A. Royer
William Stevens

FUND INCEPTION:
6/30/1997

ADMINISTRATOR CLASS
Ticker: MNTRX
Fund Number: 943


INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in bonds;

o  at least 80% of the Fund's total assets in investment-grade debt securities;

o up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       TOTAL RETURN BOND FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]






            CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998    1999     2000     2001    2002     2003    2004    2005    2006    2007
8.72%   -0.59%   12.06%   8.70%   10.20%   4.64%   4.28%   2.13%   4.09%   6.38%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002      4.91%
  Worst Quarter:      Q2    2004     -2.35%


          The Fund's year-to-date performance through June 30, 2008, was 1.24%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS    10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes           6.83%      4.30%        6.00%
  Returns After Taxes on         4.62%      2.73%        3.73%
  Distributions/2/
  Returns After Taxes on         4.11%      2.75%        3.73%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.            6.97%      4.42%        5.97%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Administrator Class shares incepted on June 30, 1997.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                       TOTAL RETURN BOND FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.37%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.48%
  TOTAL ANNUAL FUND             0.85%
  OPERATING EXPENSES/3,4/
  Fee Waivers                   0.15%
  NET EXPENSES/5/               0.70%



1 Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio's average daily net assets: 0.40% for the first $500 million; 0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Includes gross expenses allocated from the master portfolio in which the Fund invests.
4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year     $   72
   3 Years    $  256
   5 Years    $  457
  10 Years    $1,035


 28 TOTAL RETURN BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988

ADMINISTRATOR CLASS
Ticker: WUSDX
Fund Number: 3709


INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;

o up to 25% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; and

o up to 25% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be one year or less.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer's general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                 ULTRA SHORT-TERM INCOME FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Stripped Securities Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]






             CALENDAR YEAR TOTAL RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                AS OF 12/31 EACH YEAR
1997   1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
       4.75%   5.17%   6.97%   4.56%   0.97%   2.61%   2.11%   3.30%   5.11%   3.40%


            BEST AND WORST QUARTER
  Best Quarter:        Q1    2001       2.23%
  Worst Quarter:       Q1    2002      -0.68%


          The Fund's year-to-date performance through June 30, 2008, was
          -0.72%.


                                                 ULTRA SHORT-TERM INCOME FUND 31

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                   1 YEAR     5 YEARS    10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes           3.40%      3.30%        3.88%
  Returns After Taxes on         1.45%      1.70%        1.88%
  Distributions/2/
  Returns After Taxes on         2.20%      1.88%        2.08%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS     5.88%      3.01%        4.17%
U.S. SHORT TREASURY
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3        6.83%      3.38%        4.99%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4,5/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM      5.49%       N/A          N/A
U.S. GOVERNMENT/CREDIT BON  D
  INDEX/6/
  (reflects no deduction for
  expenses or taxes)



1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Institutional Class shares, adjusted to reflect Administrator Class expenses. Performance shown prior to August 31, 1999 for the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.
  treasury bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.
5 The Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund.
6 The Lehman Brothers Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The Lehman Brothers Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio). However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. This Index has an inception date of August 1, 2004. You cannot invest directly in an index.

 32 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales        None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/            0.39%
  Distribution (12b-1) Fees     0.00%
  Other Expenses/2/             0.46%
  Acquired Fund Fees and        0.02%
  Expenses/3/
  TOTAL ANNUAL FUND             0.87%
  OPERATING EXPENSES/4,5/
  Fee Waivers                   0.30%
  NET EXPENSES/5,6,7/           0.57%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million;
  0.375% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 Expenses have been adjusted as necessary from amounts incurred during the
  Fund's most recent fiscal year to reflect current fees and expenses.
5 The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which does not reflect changes in operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.55%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year      $   58
   3 Years     $  248
   5 Years     $  453
  10 Years     $1,045


                                                 ULTRA SHORT-TERM INCOME FUND 33

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 34 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK     Foreign investments are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

INFLATION-PROTECTED DEBT    Inflation-protected debt securities are structured to provide protection against the negative
SECURITIES RISK             effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

ISSUER RISK                 The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK             assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                            Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

STRIPPED SECURITIES RISK    Stripped securities are the separate income or principal components of debt securities.
                            These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.


 36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate risk.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 37

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statements of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 38 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2008.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 39

The following portfolio managers are responsible for determining the asset allocation of the Diversified Bond Fund's investments in various master portfolios.


THOMAS C. BIWER, CFA     Mr. Biwer is jointly responsible for managing the Diversified Bond Fund, which he has
Diversified Bond Fund    managed since 2005. Mr. Biwer joined Funds Management in 2005 as a Portfolio
                         Manager and a member of the asset allocation team, and participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as Investment Manager and Portfolio
                         Strategist for the Strong Advisor service since 1999. Education: B.S. and M.B.A.,
                         University of Illinois.

CHRISTIAN L. CHAN, CFA   Mr. Chan is jointly responsible for managing the Diversified Bond Fund, which he has
Diversified Bond Fund    managed since 2005. Mr. Chan joined Funds Management in 2002 as a member of the
                         Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining
                         Funds Management, Mr. Chan served as a director in the Investments Department at
                         mPower Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University
                         of California at Los Angeles.

ANDREW OWEN, CFA         Mr. Owen is jointly responsible for managing the Diversified Bond Fund, which he has
Diversified Bond Fund    managed since 2005. Mr. Owen joined Funds Management in 1996 as a member of the
                         Asset Allocation Team and head of the Investments Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. For the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, sub-advisory services provided to the master portfolio in which each such Fund invests are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level for these Funds because each of these Funds invests substantially all of its assets in master portfolios described in the "Master/
Gateway (Reg. TM) Structure" section. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which each such Fund invests, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.

--------------------------------------------------------------------------------
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is the investment sub-adviser for the Stable Income Fund. In this capacity, Galliard is responsible for the day-to-day investment management of the Stable Income Fund. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

RICHARD MERRIAM, CFA   Mr. Merriam is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund     managed since 2004. Mr. Merriam joined Galliard at the firm's inception in 1995 as a managing partner and has since been responsible for investment process and strategy.
                       Education: B.A., Economics and English, University of Michigan; M.B.A., University of
                       Minnesota.

 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS

AJAY MIRZA, CFA      Mr. Mirza is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund   managed since 2004. Mr. Mirza joined Galliard at the firm's inception in 1995 and has since been serving as a portfolio manager and mortgage specialist. Education: B.E.,
                     Instrumentation, Birla Institute of Technology (India), M.A., Economics, Tulane
                     University; M.B.A., University of Minnesota.

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED(Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus except for the Diversified Bond Fund and Stable Income Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



MICHAEL J. BRAY, CFA          Mr. Bray is jointly responsible for managing the Government Securities Fund and the
Government Securities Fund    Inflation-Protected Bond Fund, both of which he has managed since 2005. Mr. Bray
Inflation-Protected Bond      joined Wells Capital Management in 2005 as a portfolio manager on the Customized
 Fund                         Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward
                              Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at
                              State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of
                              Connecticut, Storrs; M.B.A., Pennsylvania State University.

W. FRANK KOSTER               Mr. Koster is jointly responsible for managing the Government Securities Fund, which
Government Securities Fund    he has managed since 2004. Mr. Koster joined Wells Capital Management in 2005 as a portfolio manager specializing in mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management,
                              Inc. (SCM) since 1999. He served as a senior vice president of SCM's Institutional
                              Business Group from December 2000 to March 2001, serving as a fixed-income product specialist and from March 2001 through 2004 serving as a portfolio manager for SCM's institutional fixed-income accounts. Education: B.S., Economics, College of
                              Wooster.

TROY LUDGOOD                  Mr. Ludgood is jointly responsible for managing the Total Return Bond Fund, which he
Total Return Bond Fund        has managed since 2007. In 2008, Mr. Ludgood was named as co-head of the
                              Montgomery Fixed Income Strategies Team at Wells Capital Management, where he has also served as a portfolio manager since 2007, Director of Credit Trading since
                              2006, and a senior credit trader since 2004. Prior to joining Wells Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering,
                              Georgia Institute of Technology; M.B.A., Wharton School of the University of
                              Pennsylvania.

JAY N. MUELLER, CFA           Mr. Mueller is jointly responsible for managing the Government Securities Fund and
Government Securities Fund    the Ultra Short-Term Income Fund, both of which he has managed since 2004. He is
Inflation-Protected Bond      also jointly responsible for managing the Inflation-Protected Bond Fund, which he has
 Fund                         managed since 2005. Mr. Mueller joined Wells Capital Management in 2005 as a
Ultra-Short Term Income Fund  portfolio manager specializing in macroeconomic analysis. Prior to joining Wells
                              Capital Management, he served as a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics,
                              University of Chicago.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

D. JAMES NEWTON II, CFA, CPA  Mr. Newton is jointly responsible for managing the Ultra Short-Term Income Fund,
Ultra Short-Term Income Fund  which he has managed since 2008. Mr. Newton joined Wells Capital Management in
                              2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells Capital Management, Mr. Newton served as a high-grade, fixed-income analyst with Strong Capital Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at Northwestern Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education:
                              B.A., Economics, Albion College; M.B.A., University of Michigan.

THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund and the Total Return Bond Fund, both of which he has managed since 2003. Mr.
 Bond Fund                    O'Connor currently serves as a senior portfolio manager and co-head of the
Total Return Bond Fund        Montgomery Fixed Income Strategies Team at Wells Capital Management. He joined
                              Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                              Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of
                              Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Adminis-
                              tration, University of Vermont.

THOMAS M. PRICE, CFA          Mr. Price is jointly responsible for managing the Ultra Short-Term Income Fund, which
Ultra Short-Term Income Fund  he has managed since 2002. Mr. Price joined Wells Capital Management in 2005 as a portfolio manager specializing in taxable high yield securities. Prior to joining Wells
                              Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since
                              1996 as a fixed income research analyst and, since 1998, as a portfolio manager.
                              Education: B.B.A., Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate
                              School of Management, Northwestern University.

LYNNE A. ROYER                Ms. Royer is jointly responsible for managing the Total Return Bond Portfolio, which she
Total Return Bond Fund        has managed since 2007. In 2008, Ms. Royer was named as co-head of the Montgomery
                              Fixed Income Strategies Team at Wells Capital Management, where she has also served as a senior portfolio manager since 2007, a portfolio manager since 2006, the Director of Credit Research since 2005, and a senior analyst since 2003. Prior to joining Wells
                              Capital Management, she was a senior analyst in the Fixed Income Division of
                              Montgomery Asset Management since 1997. Education: B.A., Gettysburg College;
                              M.B.A., Anderson Graduate School of Management, University of California, Los
                              Angeles.

WILLIAM STEVENS               Mr. Stevens is jointly responsible for managing the Short Duration Government Bond
Short Duration Government     Fund, which he has managed since 1992 and the Total Return Bond Fund, which he has
 Bond Fund                    managed since 1997. Mr. Stevens joined Wells Capital Management in 2003 as chief
Total Return Bond Fund        fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                              Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                              Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                              University; M.B.A., Harvard Business School.



DORMANT INVESTMENT ADVISORY ARRANGEMENT

Under the investment advisory contract for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, each a gateway fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to

 42 ORGANIZATION AND MANAGEMENT OF THE FUNDS receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Government Securities Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Total Return Bond Fund and Ultra Short-Term Income Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 44 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------



The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 45

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and


o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.


 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------  telephone or internet unless the institution    shares in a new Fund:
                             has another Wells Fargo Advantage Fund          o Call Investor Services at
                             account. If the institution does not currently  1-800-222-8222 or
                             have an account, contact your investment        o Call 1-800-368-7550 for the
                             representative.                                 automated phone system or
                             ----------------------------------------------- o visit our Web site at
                                                                             www.wellsfargo.com/
                                                                             advantagefunds
                                                                             --------------------------------------

 By Wire
---------------------------   o Complete and sign the Administrator Class     To buy additional shares, instruct
                              account application                             your bank or financial institution to
                              o Call Investor Services at 1-800-222-8222 for  use the same wire instructions
                              faxing instructions                             shown to the left.
                              o Use the following wiring instructions:        --------------------------------------
                              State Street Bank & Trust
                              Boston, MA
                              Bank Routing Number: ABA 011000028
                              Wire Purchase Account: 9905-437-1
                              Attention: WELLS FARGO ADVANTAGE FUNDS
                              (Name of Fund, Account
                              Number )
                              Account Name: Provide your
                              name as registered on the
                              Fund account
                              -----------------------------------------------

 46 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------  Center in person to ask questions or conduct   -------------------------------------
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
                            ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.
-------------------------- ---------------------------------------------- -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 47

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 By Telephone /                o To speak with an investor services representative call
 Electronic Funds Transfer    1-800-222-8222 or use the automated phone system at
(EFT)                         1-800-368-7550.
----------------------------- o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              --------------
 By Wire                      o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------- o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- --------------------------------------------------------------------
 In Person                    Investors are welcome to visit the Investor Center in person to ask
----------------------------- questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.
                              --------------
 Through Your Investment       Contact your investment representative.
  Representative
----------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts

 48 HOW TO SELL SHARES
     with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 49

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Except as noted below for the Ultra Short-Term Income Fund,Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

Because the Ultra Short-Term Income Fund is often used for short-term investments, it is designed to accommodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Income Fund


 50 HOW TO EXCHANGE SHARES
do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 51

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

 52 ACCOUNT POLICIES

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 53

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds generally make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.


 54 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 55

MASTER/GATEWAY (Reg. TM)/ /STRUCTURE
--------------------------------------------------------------------------------

Some of the Funds described in this Prospectus are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists master portfolios in which certain Funds invest. Each portfolio's investment objective is provided, followed by a brief description of the portfolio's investment strategies.


 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND     INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                   capital appreciation, while providing protection against inflation.
                             PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S.
                             government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or
                             are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                             We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in its outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.


 56 MASTER/GATEWAY(Reg. TM)/ /STRUCTURE

 MASTER PORTFOLIO            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 MANAGED FIXED INCOME        INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns.
 PORTFOLIO                  PRINCIPAL INVESTMENT STRATEGIES: We invest in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                            We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                            We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between 2 to 6 years.
                            While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                            in securities of supranational organizations; and in municipal securities.
 STABLE INCOME PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                            PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                            denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                            grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                            Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                            We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities which results in a relatively lower turnover profile. We will sell securities based on deteriorating credit, over-valuation or to replace them with more attractively valued issues.


                                          MASTER/GATEWAY(Reg. TM)/ /STRUCTURE 57

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 TOTAL RETURN BOND PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

================================================================================
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income Portfolio, in which the Stable Income Fund invests substantially all of its assets and the Managed Fixed Income Portfolio, in which the Diversified Bond Fund invests a portion of its assets. For additional information regarding Galliard, see "The Sub-Advisers and Portfolio Managers" sub-section.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Inflation-Protected Bond Portfolio and Total Return Bond Portfolio in which the Inflation-Protected Bond Fund and the Total Return Bond Fund each respectively invests substantially all of its assets. For additional information regarding Wells Capital Management, see "The
Sub-Advisers and Portfolio Managers" sub-section.

 58 MASTER/GATEWAY(Reg. TM)/ /STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.


                                                         FINANCIAL HIGHLIGHTS 59

DIVERSIFIED BOND FUND
ADMINISTRATOR CLASS/1/ SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                      MAY 31,            MAY 31,             MAY 31,            MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                2008               2007                2006               2005             2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $24.51             $24.40              $25.82              $25.58           $26.57
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                1.25               1.18                1.08                0.92             0.96
  (loss)
  Net realized and
unrealized gain
   (loss) on investments             0.00/2/              0.29               (1.21)               0.39            (0.93)
                                   --------           --------            --------            --------         --------
  Total from investment
   operations                          1.25               1.47               (0.13)               1.31             0.03
                                   --------           --------            --------            --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (1.23)             (1.19)              (1.08)              (0.92)           (0.98)
  Distributions from net
realized
   gain                               (0.35)             (0.17)              (0.21)              (0.15)           (0.04)
                                   --------           --------            --------            --------         --------
  Total distributions                 (1.58)             (1.36)              (1.29)              (1.07)           (1.02)
                                   --------           --------            --------            --------         --------
 NET ASSET VALUE, END OF             $24.18             $24.51              $24.40              $25.82           $25.58
                                   ========           ========            ========            ========         ========
  PERIOD
 TOTAL RETURN/3/                       5.16%              6.09%              (0.53%)              5.24%            0.09%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $48,447            $80,075            $98,574             $133,277         $191,875
  (000s)
  Ratio of net investment
income
   (loss) to average net               4.93%              4.72%               4.24%               3.53%            3.65%
  assets/4/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                       1.07%              0.99%               0.97%               0.91%            0.86%
  Waived fees and reimbursed
   expenses/4/                        (0.37)%            (0.29)%             (0.27)%             (0.21)%          (0.16)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                      0.70%              0.70%               0.70%               0.70%            0.70%
  expenses/4,5/
  Portfolio turnover                    141%/8/            158%/9/             163%/10/             56%             115%
  rate/6,7/


1 Formerly named the Institutional Class.

2 Amount is less than $0.005.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes expenses allocated from the Portfolio(s) in which the Fund invests.

6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

7 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.
8 Excluding TBA, the portfolio turnover ratio is 81%.
9 Excluding TBA, the portfolio turnover ratio is 92%.
10 Excluding TBA, the portfolio turnover ratio is 109%.


 60 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND
ADMINISTRATOR CLASS SHARES-COMMENCED APRIL 11, 2005
For a share outstanding throughout each period


                                      MAY 31,           MAY 31,            MAY 31,             MAY 31,
 FOR THE PERIOD ENDED:                2008              2007               2006              2005/1/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $10.22            $10.15              $10.77             $10.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.49              0.50                0.48               0.05
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                0.26              0.09               (0.53)              0.17
                                   ---------         ---------           ---------          ---------
  Total from investment
   operations                           0.75              0.59               (0.05)              0.22
                                   ---------         ---------           ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.52)            (0.52)              (0.51)             (0.06)
  Distributions from net
realized
   gain                                 0.00              0.00               (0.06)              0.00
                                   ---------         ---------           ---------          ---------
  Total distributions                  (0.52)            (0.52)              (0.57)             (0.06)
                                   ---------         ---------           ---------          ---------
 NET ASSET VALUE, END OF              $10.45            $10.22              $10.15             $10.77
                                   =========         =========           =========          =========
  PERIOD
 TOTAL RETURN/2/                        7.42%             5.94%              (0.49)%             2.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $123,993          $117,347            $102,434               $60
  (000s)
  Ratio of net investment
income
   (loss) to average net                4.72%             4.87%               4.50%              3.54%
  assets/3/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                          0.85%             0.88%               0.88%              0.83%
  Waived fees and reimbursed
   expenses/3/                         (0.15)%           (0.18)%             (0.18)%            (0.16)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/3/           0.70%             0.70%               0.70%              0.67%
  Portfolio turnover rate/4/             263%              159%                207%               139%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31. For the period from April 11, 2005 (commencement of Class) to May 31, 2005.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 61

INFLATION-PROTECTED BOND FUND
ADMINISTRATOR CLASS/1/ SHARES-COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period


                                    MAY 31,         MAY 31,           MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008            2007             2006              2005            2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                $9.60           $9.58           $10.43            $10.03          $10.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.59            0.44          0.44/2/              0.39            0.30
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               0.61           (0.06)           (0.63)             0.43           (0.12)
                                    -------         -------        ---------          --------        --------
  Total from investment
   operations                          1.20            0.38            (0.19)             0.82            0.18
                                    -------         -------        ---------          --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.59)          (0.36)           (0.48)            (0.36)          (0.25)
  Distributions from net
realized
   gain                                0.00            0.00            (0.18)            (0.06)          (0.03)
                                    -------         -------        ---------          --------        --------
  Total distributions                 (0.59)          (0.36)           (0.66)            (0.42)          (0.28)
                                    -------         -------        ---------          --------        --------
 NET ASSET VALUE, END OF             $10.21           $9.60            $9.58            $10.43          $10.03
                                   ========         =======        =========          ========        ========
  PERIOD
 TOTAL RETURN/3/                      12.74%           3.99%           (1.88)%            8.30%           1.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $14,926         $16,527          $63,869           $53,237         $26,780
  (000s)
  Ratio of net investment
income
   (loss) to average net               5.43%           3.76%            4.37%             4.11%           3.40%
  assets/4/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                       1.06%           0.87%            1.04%             0.93%           1.12%
  Waived fees and reimbursed
   expenses/4/                        (0.46)%         (0.27)%          (0.44)%           (0.33)%         (0.47)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                      0.60%           0.60%            0.60%             0.60%           0.65%
  expenses/4,5/
  Portfolio turnover                     40%             37%              47%              425%            155%
  rate/6,7/


1 Formerly named the Institutional Class.

2 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.


 62 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND
ADMINISTRATOR CLASS/1/ SHARES-COMMENCED ON DECEMBER 18, 1992
For a share outstanding throughout each period


                                    MAY 31,         MAY 31,         MAY 31,         MAY 31,         MAY 31,          JUNE 30,
 FOR THE PERIOD ENDED:               2008            2007            2006            2005          2004/2/            2003
 NET ASSET VALUE, BEGINNING          $9.86           $9.82          $10.03          $10.14          $10.30           $10.26
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.42            0.42         0.35/3/            0.29            0.20             0.43
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.18            0.06           (0.19)          (0.07)          (0.13)            0.12
                                    ------          ------        --------         -------         -------          -------
  Total from investment               0.60            0.48            0.16            0.22            0.07             0.55
                                    ------          ------        --------         -------         -------          -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.44)          (0.44)          (0.37)          (0.33)          (0.20)           (0.43)
  Distributions from net              0.00            0.00            0.00            0.00           (0.03)           (0.08)
                                    ------          ------        --------         -------         -------          -------
  realized gain
  Total distributions                (0.44)          (0.44)          (0.37)          (0.33)          (0.23)           (0.51)
                                    ------          ------        --------         -------         -------          -------
 NET ASSET VALUE, END OF            $10.02           $9.86           $9.82          $10.03          $10.14           $10.30
                                   =======          ======        ========         =======         =======          =======
  PERIOD
 TOTAL RETURN/4/                      6.21%           4.95%           1.67%           2.16%           0.67%            5.08%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $246,592        $310,530        $401,837        $444,331        $431,942         $517,187
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/5/              4.26%           4.28%           3.55%           2.66%           2.13%            3.75%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/5/                        0.93%           0.92%           0.90%           0.98%           0.81%            1.16%
  Waived fees and reimbursed         (0.33)%         (0.32)%         (0.30)%         (0.38)%         (0.21)%          (0.40)%
  expenses/5/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/5/                        0.60%           0.60%           0.60%           0.60%           0.60%            0.76%/6/
  Portfolio turnover rate/7/           210%            493%            316%            272%            615%             331%


1 Formerly named the Institutional Class.
2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.

3 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.


4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


5 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
6 Includes interest expense.

7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 63

STABLE INCOME FUND
ADMINISTRATOR CLASS/1/ SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                     MAY 31,          MAY 31,          MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:               2008             2007             2006             2005             2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                               $10.27           $10.23           $10.38           $10.33           $10.44
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.44             0.45          0.42/2/             0.20             0.18
  (loss)
  Net realized and
unrealized gain
   (loss) on investments              (0.39)            0.05            (0.15)            0.02            (0.10)
                                   --------         --------        ---------         --------         --------
  Total income from
investment
   operations                          0.05             0.50             0.27             0.22             0.08
                                   --------         --------        ---------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.44)           (0.46)           (0.42)           (0.17)           (0.18)
  Distributions from net
realized
   gain                                0.00             0.00             0.00             0.00             0.00
  Return of capital                    0.00             0.00             0.00             0.00            (0.01)
                                   --------         --------        ---------         --------         --------
  Total distributions                 (0.44)           (0.46)           (0.42)           (0.17)           (0.19)
                                   --------         --------        ---------         --------         --------
 NET ASSET VALUE, END OF              $9.88           $10.27           $10.23           $10.38           $10.33
                                   ========         ========        =========         ========         ========
  PERIOD
 TOTAL RETURN/3/                       0.45%            5.01%            2.70%            2.14%            0.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $257,752         $312,988         $366,798         $356,223         $570,234
  (000s)
  Ratio of net investment
income
   (loss) to average net               4.34%            4.38%            4.08%            1.76%            1.74%
  assets/4/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/4,5/                       0.78%            0.81%            0.88%            0.68%            0.66%
  Waived fees and reimbursed
   expenses/4/                        (0.13)%          (0.16)%          (0.23)%          (0.03)%          (0.03)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed                      0.65%            0.65%            0.65%            0.65%            0.63%
  expenses/4,5/
  Portfolio turnover                     22%              21%              23%              43%              92%
  rate/5,6/


1 Formerly named the Institutional Class.

2 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investments in a Master portfolio.


 64 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND
ADMINISTRATOR CLASS/1/ SHARES-COMMENCED ON JUNE 30, 1997
For a share outstanding throughout each period


                                   MAY 31,           MAY 31,          MAY 31,         MAY 31,       MAY 31,        JUNE 30,
 FOR THE PERIOD ENDED:              2008              2007             2006            2005        2004/2/          2003
 NET ASSET VALUE, BEGINNING        $11.99           $11.81            $12.41          $12.11        $12.57         $11.97
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income              0.57             0.57              0.51            0.44          0.36           0.64
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    0.18             0.18             (0.60)           0.34         (0.34)          0.68
                                  -------          -------           ---------       -------       -------        -------
  Total from investment              0.75             0.75             (0.09)           0.78          0.02           1.32
                                  -------          -------           ---------       -------       -------        -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                           (0.58)           (0.57)            (0.51)          (0.45)        (0.36)         (0.64)
  Distributions from net             0.00             0.00              0.00           (0.03)        (0.12)         (0.08)
                                  -------          -------           ---------       -------       -------        -------
  realized gain
  Total distributions               (0.58)           (0.57)            (0.51)          (0.48)        (0.48)         (0.72)
                                  -------          -------           ---------       -------       -------        -------
 NET ASSET VALUE, END OF           $12.16           $11.99            $11.81          $12.41        $12.11         $12.57
                                  =======          =======           =========       =======       =======        =======
  PERIOD
 TOTAL RETURN/3/                     6.38%            6.44%            (0.78)%          6.53%         0.20%         11.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $865,453        $925,385          $783,354        $720,935      $202,187       $91,244
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/             4.72%            4.71%             4.12%           3.58%         3.25%          4.56%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4,5/                     0.82%            0.81%             0.85%           0.94%         0.99%          1.19%
  Waived fees and reimbursed        (0.12)%          (0.11)%           (0.15)%         (0.24)%       (0.29)%        (0.59)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4,5/                     0.70%            0.70%             0.70%           0.70%         0.70%          0.60%/6/
  Portfolio turnover                  572%/9/          665%/10/          704%/11/        767%          918%           544%
  rate/7,8/


1 Formerly named the Institutional Class.
2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes expenses allocated from the Portfolio(s) in which the Fund invests.

6 Includes interest expense.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.
9 Excluding TBA, the portfolio turnover ratio is 316%.

10 Excluding TBA, the portfolio turnover ratio is 335%.

11 Excluding TBA, the portfolio turnover ratio is 431%.


                                                         FINANCIAL HIGHLIGHTS 65

ULTRA SHORT-TERM INCOME FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                     MAY 31,           MAY 31,           MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:               2008              2007              2006            2005/1/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                 $9.06            $9.09             $9.16             $9.16
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.46             0.49              0.41              0.05
  (loss)
  Net realized and
unrealized gain
   (loss) on investments               (0.38)           (0.02)            (0.05)          0.00/2/
                                    --------         --------          --------        ----------
  Total from investment
   operations                           0.08             0.47              0.36              0.05
                                    --------         --------          --------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.46)           (0.50)            (0.43)            (0.05)
  Distributions from net
realized
   gain                                 0.00             0.00              0.00              0.00
                                    --------         --------          --------        ----------
  Total distributions                  (0.46)           (0.50)            (0.43)            (0.05)
                                    --------         --------          --------        ----------
 NET ASSET VALUE, END OF               $8.68            $9.06             $9.09             $9.16
                                    ========         ========          ========        ==========
  PERIOD
 TOTAL RETURN/3/                        0.84%            5.27%             4.03%             0.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $28,254           17,003            $6,114              $161
  (000s)
  Ratio of net investment
income
   (loss) to average net                5.03%            5.36%             4.51%             3.35%
  assets/4/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                          0.90%            0.88%             0.88%             0.83%
  Waived fees and reimbursed
   expenses/4/                         (0.33)%          (0.28)%           (0.28)%           (0.24)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/4/           0.57%            0.60%             0.60%             0.59%
  Portfolio turnover rate/5/              48%              28%               26%               17%



1 In 2005, the Fund changed its fiscal year end from October 31 to May 31. For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
2 Amount calculated is less than $0.005.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.


4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 66 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   108IFAM/P1003
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                OCTOBER 1, 2008


                                   Prospectus

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  WEALTHBUILDER PORTFOLIOS

Conservative Allocation Portfolio

Moderate Balanced Portfolio

Growth Balanced Portfolio

Growth Allocation Portfolio

Equity Portfolio

Tactical Equity Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. PORTFOLIO SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE PORTFOLIOS

INFORMATION ABOUT EACH PORTFOLIO YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Portfolio Information        3
Conservative Allocation          4
  Portfolio
Moderate Balanced Portfolio      8
Growth Balanced Portfolio       12
Growth Allocation Portfolio     16
Equity Portfolio                20
Tactical Equity Portfolio       24
The Underlying Funds            28
Description of Principal        29
  Investment Risks
Portfolio Holdings              34
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
PORTFOLIOS
INFORMATION ABOUT THE PORTFOLIOS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management     35
  of the Portfolios
About Wells Fargo Funds Trust   35
The Investment Adviser          35
The Sub-Adviser and             35
  Portfolio Managers
Dormant Multi-Manager           37
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW PORTFOLIO SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE PORTFOLIO SHARES



Pricing Portfolio Shares    38
How to Open an Account      39
How to Buy Shares           43
How to Sell Shares          45
How to Exchange Shares      48
Account Policies            49


--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   51
Taxes                           52
Financial Highlights            53
For More Information    Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO/SM/ is referred to as the Conservative Allocation Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO/SM/ is referred to as the Moderate Balanced Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO/SM/ is referred to as the Growth Balanced Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO/SM/ is referred to as the Growth Allocation Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO/SM/ is referred to as the Equity Portfolio; and the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO/SM/ is referred to as the Tactical Equity Portfolio.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Portfolio shares to any registration requirement within such jurisdiction or country.


The Portfolios are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY PORTFOLIO INFORMATION
--------------------------------------------------------------------------------


This Prospectus contains information about certain Portfolios within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Portfolios' other service providers. "You" refers to the shareholder or potential investor.

ABOUT WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/
The WealthBuilder Portfolios are funds-of-funds that invest in various affiliated and unaffiliated mutual funds (Underlying Funds) to pursue their investment objectives. The Portfolios are designed to offer you access to professionally managed mutual funds from well-known fund families. Each Portfolio allocates its assets across either various stock investment styles or across both stock and bond investment styles through investment in Underlying Funds. In turn, each Underlying Fund invests its assets according to its own investment objective and investment style.

Each Portfolio invests in stock funds for growth potential, and four of the Portfolios-the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios-also invest in bond funds for income production, decreased volatility and increased price stability. We may select from a wide range of Underlying Funds based upon changing markets and risk/return characteristics. Accordingly, each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among
Underlying Funds. In addition, the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios invest in funds that use alternative investment strategies, which may include, but are not limited to, investing in real estate, commodities, foreign currency, natural resources, precious metals, and other non-traditional investments, or following long-short, market neutral, or other tactical investment strategies. These alternative investment strategies generally have a low correlation to stocks and bonds and therefore provide additional diversification, which may result in lower volatility for the Portfolios.
--------------------------------------------------------------------------------

ASSET ALLOCATION STRATEGY
We allocate each Portfolio's investments in accordance with the Portfolio's investment objective. Except for the Equity Portfolio, we utilize a model-driven approach to help us determine the optimal asset allocations for a Portfolio's holdings in various stock investment styles, or various stock and bond investment styles. These proprietary asset allocation models utilize various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures to assist us in making allocation determinations. The effective allocations for the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios are determined using the Tactical Asset Allocation (TAA) Model, while the effective allocations for the Tactical Equity Portfolio are determined using the Tactical Equity Allocation (TEA) Model. The target allocation for the Equity Portfolio is not model-driven, and remains constant. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio's assets invested in various Underlying Funds will vary over time. When the Portfolio's actual allocations deviate from the target allocations, we rebalance the Portfolio primarily through the use of daily cash flows.
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Portfolio in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

o  what the Portfolio is trying to achieve;
o  how we intend to invest your money; and
o what makes the Portfolio different from the other Portfolios offered in this Prospectus.

This section also provides a summary of each Portfolio's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Portfolio's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Equity Portfolio and Tactical Equity Portfolio concerning "80% of the Portfolio's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.
--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Portfolio and indirectly, the principal risks for the Underlying Funds in which each Portfolio invests. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Portfolio.

--------------------------------------------------------------------------------

PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Portfolio's assets across different investment styles compared to the Portfolio's target investment range.

                                                     KEY PORTFOLIO INFORMATION 3

CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA

Jeffrey P. Mellas, CAIA


PORTFOLIO INCEPTION:

9/30/2004
Ticker: WBCAX
Portfolio Number: 1876


INVESTMENT OBJECTIVE
The Conservative Allocation Portfolio seeks current income with a secondary emphasis on capital appreciation.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by allocating up to 19% of its assets to stock funds, up to 76% of its assets to bond funds, and up to 10% of its assets to alternative investment strategy funds.


As of July 31, 2008, the Portfolio's target neutral allocation was 19% to stock funds, 76% to bond funds, and 5% to alternative investment strategy funds. We may change the Portfolio's neutral allocation throughout the year. The Portfolio's broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.


The Portfolio is a highly diversified investment, consisting of bond, stock and alternative investment strategy funds, with an emphasis on bonds. Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across a wide range of stock fund styles including large company growth, large company value, small company and international. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, investing in real estate, commodities, foreign currency, natural resources, precious metals, and other non-traditional investments, or following long-short, market neutral, or other tactical investment strategies.

Under normal circumstances, we use futures contracts to implement effective allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Please refer to the table below for information regarding the Portfolio's effective allocation ranges to stocks, bonds and alternative investments using the TAA futures overlay.
--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS

The Portfolio is primarily subject to the risks mentioned below.

   o  Alternative Investment Risk
   o  Counter-Party Risk

   o  Currency Hedging Risk

   o  Debt Securities Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  High Yield Securities Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Mortgage- and Asset-Backed Securities Risk
   o  Regulatory Risk
   o  Small Company Investment Risk
   o  Underlying Funds Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 4 CONSERVATIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION


The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and effective asset allocations using the TAA futures overlay as of July 31, 2008.


                                                     INVESTMENT
 POTENTIAL ASSET ALLOCATION          NEUTRAL      TARGET RANGE
  RANGES                           POSITION      USING TAA MODEL
 STOCK FUNDS                            19%         13 - 24%
 BONDS FUNDS                            76%         67 - 81%
 ALTERNATIVE INVESTMENT FUNDS            5%         5 - 10%


        UNDERLYING STYLE TARGET ALLOCATIONS
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH                    4.75%
  STYLE
  LARGE COMPANY VALUE STYLE               4.75%
  SMALL COMPANY STYLE                     3.80%
  INTERNATIONAL STYLE                     5.70%
                                    ----------
  TOTAL                                  19.00%
                                    ----------
 BOND FUND STYLES:
  SHORT TERM U.S.
TREASURY, GOVERNMENT
   OBLIGATIONS, AND
MORTGAGE-RELATED
   SECURITIES                            28.50%
  INTERMEDIATE AND LONG
TERM U.S. TREASURY,
   GOVERNMENT OBLIGATIONS,
AND
   MORTGAGE-RELATED                      19.00%
  SECURITIES
  INVESTMENT GRADE                       19.00%
  CORPORATE BONDS
  HIGH-YIELD CORPORATE                    4.75%
  BONDS
  INTERNATIONAL OBLIGATIONS               4.75%
                                   -----------
  TOTAL                                  76.00%
                                   -----------
 ALTERNATIVE INVESTMENT FUND
  STYLES:
  REAL ESTATE                             2.00%
  COMMODITIES                             3.00%
                                   -----------
  TOTAL                                   5.00%
                                   -----------
 Total Portfolio Assets                 100.00%



EFFECTIVE ALLOCATION USING FUTURES AS OF JULY 31, 2008
 STOCK FUND STYLES:                        24%
 BOND FUND STYLES:                         71%
 ALTERNATIVE INVESTMENT FUND                5%
                                    ---------
  STYLES:
 TOTAL                                    100%
                                   ----------


                                             CONSERVATIVE ALLOCATION PORTFOLIO 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


 Calendar Year
     Total
  Returns/1/
  as of 12/31
   each year
2005    2006    2007
2.10%   5.96%   6.03%



           BEST AND WORST QUARTER
  Best Quarter:       Q4    2006       2.71%
  Worst Quarter:      Q1    2005      -1.46%



     The Portfolio's year-to-date performance through June 30, 2008, was -1.85%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        LIFE OF PORTFOLIO/1/
 CONSERVATIVE ALLOCATION
  PORTFOLIO/1/
  Returns Before Taxes              4.44%                  4.77%
  Returns After Taxes on            2.94%                  3.79%
  Distributions/2/
  Returns After Taxes on            3.11%                  3.55%
Distributions and Sale of
  Portfolio Shares/2/
 S&P 500 INDEX/3/                   5.49%                 10.90%
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.               6.97%                  4.51%
  AGGREGATE BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 WEALTHBUILDER CONSERVATIVE         6.72%                  5.81%
ALLOCATION COMPOSITE
  INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Portfolio incepted on September 30, 2004. Returns for the Portfolio and Indexes in the Life of Portfolio column are shown as of the Portfolio inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The WealthBuilder Conservative Allocation Composite Index is comprised of 20% of the S&P 500 Index's and 80% of the Lehman Brothers U.S. Aggregate Bond Index's holdings. You cannot invest directly in an index.

 6 CONSERVATIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   1.50%
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None/1/
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio
                   assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.63%
  Acquired Fund Fees and               0.46%
  Expenses/4/
  TOTAL ANNUAL PORTFOLIO               2.04%
  OPERATING EXPENSES
  Fee Waivers                          0.08%
  NET EXPENSES/5/                      1.96%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the Underlying
  Funds in which the Portfolio invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio, excluding the Acquired Fund Fees and Expenses, at 1.50%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds and includes expenses from the Underlying Funds in which the Portfolio invests. It assumes:

   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 If you sell your shares at
  the end of the period:
   1 Year                                  $346
   3 Years                                 $772
   5 Years                               $1,225
  10 Years                               $2,477


                                             CONSERVATIVE ALLOCATION PORTFOLIO 7

MODERATE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA

Jeffrey P. Mellas, CAIA


PORTFOLIO INCEPTION:

9/30/2004
Ticker: WBBBX
Portfolio Number: 1874


INVESTMENT OBJECTIVE
The Moderate Balanced Portfolio seeks a combination of current income and capital appreciation.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by allocating up to 38% of its assets to stock funds, up to 57% of its assets to bond funds, and up to 10% of its assets to alternative investment strategy funds.


As of July 31, 2008, the Portfolio's target neutral allocation was 38% to stock funds, 57% to bond funds, and 5% to alternative investment strategy funds. We may change the Portfolio's neutral allocation throughout the year. The Portfolio's broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.


The Portfolio is a highly diversified investment, consisting of bond, stock and alternative investment strategy funds, with an emphasis on bonds. Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across a wide range of stock fund styles including large company growth, large company value, small company and international. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, investing in real estate, commodities, foreign currency, natural resources, precious metals, and other non-traditional investments, or following long-short, market neutral, or other tactical investment strategies.

Under normal circumstances, we use futures contracts to implement effective allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Please refer to the table below for information regarding the Portfolio's effective allocation ranges to stocks, bonds and alternative investments using the TAA futures overlay.
--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS

The Portfolio is primarily subject to the risks mentioned below.

   o  Alternative Investment Risk
   o  Counter-Party Risk

   o  Currency Hedging Risk

   o  Debt Securities Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  High Yield Securities Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Mortgage- and Asset-Backed Securities Risk
   o  Regulatory Risk
   o  Small Company Investment Risk
   o  Underlying Funds Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 MODERATE BALANCED PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION


The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and effective asset allocations using the TAA futures overlay as of July 31, 2008.


                                                     INVESTMENT
 POTENTIAL ASSET ALLOCATION          NEUTRAL      TARGET RANGE
  RANGES                           POSITION      USING TAA MODEL
 STOCK FUNDS                            38%         26 - 48%
 BONDS FUNDS                            57%         44 - 67%
 ALTERNATIVE INVESTMENT FUNDS            5%         5 - 10%


        UNDERLYING STYLE TARGET ALLOCATIONS
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH                    9.50%
  STYLE
  LARGE COMPANY VALUE STYL  E             9.50%
  SMALL COMPANY STYLE                     7.60%
  INTERNATIONAL STYLE                    11.40%
                                   -----------
  TOTAL                                  38.00%
                                   -----------
 BOND FUND STYLES:
  SHORT TERM U.S.
TREASURY, GOVERNMENT
   OBLIGATIONS, AND
MORTGAGE-RELATED
   SECURITIES                            19.00%
  INTERMEDIATE AND LONG
TERM U.S. TREASURY,
   GOVERNMENT OBLIGATIONS,
AND
   MORTGAGE-RELATED                      14.25%
  SECURITIES
  INVESTMENT GRADE                       14.25%
  CORPORATE BONDS
  HIGH-YIELD CORPORATE                    4.75%
  BONDS
  INTERNATIONAL OBLIGATION  S             4.75%
                                   -----------
  TOTAL                                  57.00%
                                   -----------
 ALTERNATIVE INVESTMENT FUND
  STYLES:
  REAL ESTATE                             2.00%
  COMMODITIES                             3.00%
                                   -----------
  TOTAL                                   5.00%
                                   -----------
 Total Portfolio Assets                 100.00%



EFFECTIVE ALLOCATION USING FUTURES AS OF JULY 31,
                       2008
 STOCK FUND STYLES:                        48%
 BOND FUND STYLES:                         47%
 ALTERNATIVE INVESTMENT FUND                5%
                                    ---------
  STYLES:
 TOTAL                                    100%
                                   ----------


                                                   MODERATE BALANCED PORTFOLIO 9

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


 Calendar Year
Total Returns/1/
as of 12/31 each
year
2005    2006     2007
3.70%   8.71%    6.34%



           BEST AND WORST QUARTER
  Best Quarter:       Q4    2006       4.18%
  Worst Quarter:      Q1    2005      -1.99%



          The Portfolio's year-to-date performance through June 30, 2008, was -5.40%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        LIFE OF PORTFOLIO/1/
 MODERATE BALANCED
  PORTFOLIO/1/
  Returns Before Taxes              4.74%                  6.99%
  Returns After Taxes on            3.25%                  6.11%
  Distributions/2/
  Returns After Taxes on            3.51%                  5.56%
Distributions and Sale of
  Portfolio Shares/2/
 S&P 500 INDEX/3/                   5.49%                 10.90%
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.               6.97%                  4.51%
  AGGREGATE BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 WEALTHBUILDER MODERATE             6.42%                  7.09%
  BALANCED COMPOSITE INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges.The Portfolio incepted on September 30, 2004. Returns for the Portfolio and Indexes in the Life of Portfolio column are shown as of the Portfolio inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The WealthBuilder Moderate Balanced Composite Index is comprised of 40% of the S&P 500 Index's and 60% of the Lehman Brothers U.S. Aggregate Bond Index's holdings. You cannot invest directly in an index.

 10 MODERATE BALANCED PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   1.50%
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None/1/
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio
                   assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.61%
  Acquired Fund Fees and               0.55%
  Expenses/4/
  TOTAL ANNUAL PORTFOLIO               2.11%
  OPERATING EXPENSES
  Fee Waivers                          0.06%
  NET EXPENSES/5/                      2.05%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the Underlying
  Funds in which the Portfolio invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio, excluding the Acquired Fund Fees and Expenses, at 1.50%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds and includes expenses from the Underlying Funds in which the Portfolio invests. It assumes:

   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 If you sell your shares at
  the end of the period:
   1 Year                                  $355
   3 Years                                 $795
   5 Years                               $1,262
  10 Years                               $2,550


                                                  MODERATE BALANCED PORTFOLIO 11

GROWTH BALANCED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA

Jeffrey P. Mellas, CAIA


PORTFOLIO INCEPTION:

10/1/1997
Ticker: WBGBX
Portfolio Number: 116


INVESTMENT OBJECTIVE
The Growth Balanced Portfolio seeks a combination of capital appreciation and current income.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by allocating up to 62% of its assets to stock funds, up to 33% of its assets to bond funds, and up to 10% of its assets to alternative investment strategy funds.


As of July 31, 2008, the Portfolio's neutral allocation was 62% to stock funds, 33% to bond funds, and 5% to alternative investment strategy funds. We may change the Portfolio's neutral allocation throughout the year. The Portfolio's broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.


The Portfolio is a highly diversified investment, consisting of stock, bond and alternative investment strategy funds, with an emphasis on stocks. Stock holdings are diversified across a wide range of stock fund styles including large company growth, large company value, small company and international. Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, investing in real estate, commodities, foreign currency, natural resources, precious metals, and other non-traditional investments, or following long-short, market neutral, or other tactical investment strategies.

Under normal circumstances, we use futures contracts to implement effective allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Please refer to the table below for information regarding the Portfolio's effective allocation ranges to stocks, bonds and alternative investments using the TAA futures overlay.
--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS

The Portfolio is primarily subject to the risks mentioned below.

   o  Alternative Investment Risk
   o  Counter-Party Risk

   o  Currency Hedging Risk

   o  Debt Securities Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  High Yield Securities Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Mortgage- and Asset-Backed Securities Risk
   o  Regulatory Risk
   o  Small Company Investment Risk
   o  Underlying Funds Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 12 GROWTH BALANCED PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION


The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and effective asset allocations using the TAA futures overlay as of July 31, 2008.


                                                     INVESTMENT
 POTENTIAL ASSET ALLOCATION          NEUTRAL      TARGET RANGE
  RANGES                           POSITION      USING TAA MODEL
 STOCK FUNDS                            62%         44 - 77%
 BONDS FUNDS                            33%         16 - 48%
 ALTERNATIVE INVESTMENT FUNDS            5%         5 - 10%


        UNDERLYING STYLE TARGET ALLOCATIONS
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH                    15.50%
  STYLE
  LARGE COMPANY VALUE STYLE               15.50%
  SMALL COMPANY STYLE                     12.40%
  INTERNATIONAL STYLE                     18.60%
                                    -----------
  TOTAL                                   62.00%
                                    -----------
 BOND FUND STYLES:
  SHORT TERM U.S.
TREASURY, GOVERNMENT
   OBLIGATIONS, AND
MORTGAGE-RELATED
   SECURITIES                              0.00%
  INTERMEDIATE AND LONG
TERM U.S. TREASURY,
   GOVERNMENT OBLIGATIONS,
AND
   MORTGAGE-RELATED                       12.24%
  SECURITIES
  INVESTMENT GRADE                        11.32%
  CORPORATE BONDS
  HIGH-YIELD CORPORATE                     4.72%
  BONDS
  INTERNATIONAL OBLIGATIONS                4.72%
                                    -----------
  TOTAL                                   33.00%
                                    -----------
 ALTERNATIVE INVESTMENT FUND
  STYLES:
  REAL ESTATE                              2.00%
  COMMODITIES                              3.00%
                                    -----------
  TOTAL                                    5.00%
                                    -----------
 Total Portfolio Assets                  100.00%



EFFECTIVE ALLOCATION USING FUTURES AS OF JULY 31,
                       2008
 STOCK FUND STYLES:                        77%
 BOND FUND STYLES:                         18%
 ALTERNATIVE INVESTMENT FUND                5%
                                    ---------
  STYLES:
 TOTAL                                    100%
                                   ----------


                                                    GROWTH BALANCED PORTFOLIO 13

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                       Calendar Year Total Returns/1/
as of 12/31 each year
1998     1999     2000    2001    2002     2003     2004    2005    2006      2007
15.21%   14.45%   2.11%  -7.09%  -17.48%   24.26%   9.68%   4.73%   12.36%    6.67


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       17.55%
  Worst Quarter:      Q3    2002      -15.98%


     The Portfolio's year-to-date performance through June 30, 2008, was -9.67%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS/1/
 GROWTH BALANCED PORTFOLIO/1/
  Returns Before Taxes             5.07%         11.00%         5.69%
  Returns After Taxes on           3.07%          9.93%         4.71%
  Distributions/2/
  Returns After Taxes on           4.14%          9.14%         4.46%
Distributions and Sale of
  Portfolio Shares/2/
 S&P 500 INDEX/3/                  5.49%         12.83%         5.91%
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.              6.97%          4.42%         5.98%
  AGGREGATE BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 WEALTHBUILDER GROWTH              5.99%          9.89%         6.22%
  BALANCED COMPOSITE INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect sales charges.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The WealthBuilder Growth Balanced Composite Index is comprised 65% of the S&P
  500 Index's and 35% of the Lehman Brothers U.S. Aggregate Bond Index's holdings.You cannot invest directly in an index.

 14 GROWTH BALANCED PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   1.50%
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None/1/
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio
                   assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.62%
  Acquired Fund Fees and               0.66%
  Expenses/4/
  TOTAL ANNUAL PORTFOLIO               2.23%
  OPERATING EXPENSES
  Fee Waivers                          0.07%
  NET EXPENSES/5/                      2.16%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the Underlying
  Funds in which the Portfolio invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio, excluding the Acquired Fund Fees and Expenses, at 1.50%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds and includes expenses from the Underlying Funds in which the Portfolio invests. It assumes:

   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 If you sell your shares at
  the end of the period:
   1 Year                                  $366
   3 Years                                 $830
   5 Years                               $1,321
  10 Years                               $2,671


                                                    GROWTH BALANCED PORTFOLIO 15

GROWTH ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA

Jeffrey P. Mellas, CAIA


PORTFOLIO INCEPTION:

9/30/2004
Ticker: WBGGX
Portfolio Number: 1875


INVESTMENT OBJECTIVE
The Growth Allocation Portfolio seeks capital appreciation with a secondary emphasis on current income.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by allocating up to 76% of its assets to stock funds, up to 19% of its assets to bond funds, and up to 10% of its assets to alternative investment strategy funds.


As of July 31, 2008, the Portfolio's target neutral allocation was 76% to stock funds, 19% to bond funds, and 5% to alternative investment strategy funds. We may change the Portfolio's neutral allocation throughout the year. The Portfolio's broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.


The Portfolio is a highly diversified investment, consisting of stock, bond and alternative investment strategy funds, with an emphasis on stocks. Stock holdings are diversified across a wide range of stock fund styles including large company growth, large company value, small company and international. Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, investing in real estate, commodities, foreign currency, natural resources, precious metals, and other non-traditional investments, or following long-short, market neutral, or other tactical investment strategies.

Under normal circumstances, we use futures contracts to implement effective allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts. Please refer to the table below for information regarding the Portfolio's effective allocation ranges to stocks, bonds and alternative investments using the TAA futures overlay.
--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS

The Portfolio is primarily subject to the risks mentioned below.

   o  Alternative Investment Risk
   o  Counter-Party Risk

   o  Currency Hedging Risk

   o  Debt Securities Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  High Yield Securities Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Mortgage- and Asset-Backed Securities Risk
   o  Regulatory Risk
   o  Small Company Investment Risk
   o  Underlying Funds Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 16 GROWTH ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION


The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and effective asset allocations using the TAA futures overlay as of July 31, 2008.



                                                     INVESTMENT
                                                  TARGET RANGE
 POTENTIAL ASSET ALLOCATION          NEUTRAL         USING
  RANGES                           POSITION        TAA MODEL
 STOCK FUNDS                            76%         57- 91%
 BONDS FUNDS                            19%         3- 34%
 ALTERNATIVE INVESTMENT FUNDS            5%         5-10%



        UNDERLYING STYLE TARGET ALLOCATIONS
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH                    15.50%
  STYLE
  LARGE COMPANY VALUE STYLE               15.50%
  SMALL COMPANY STYLE                     12.40%
  INTERNATIONAL STYLE                     18.60%
                                    -----------
  TOTAL                                   76.00%
                                    -----------
 BOND FUND STYLES:
  SHORT TERM U.S.
TREASURY, GOVERNMENT
   OBLIGATIONS, AND
MORTGAGE-RELATED
   SECURITIES                              0.00%
  Intermediate and Long
Term U.S.
   Treasury,
   GOVERNMENT OBLIGATIONS,
AND
   MORTGAGE-RELATED                        6.65%
  SECURITIES
  INVESTMENT GRADE                         6.65%
  CORPORATE BONDS
  HIGH-YIELD CORPORATE                     2.85%
  BONDS
  INTERNATIONAL OBLIGATIONS                2.85%
                                    -----------
  TOTAL                                   19.00%
                                    -----------
 ALTERNATIVE INVESTMENT FUND
  STYLES:
  REAL ESTATE                              2.00%
  COMMODITIES                              3.00%
                                    -----------
  TOTAL                                    5.00%
                                    -----------
 Total Portfolio Assets                  100.00%



EFFECTIVE ALLOCATION USING FUTURES AS OF JULY 31,
                       2008
 STOCK FUND STYLES:                        91%
 BOND FUND STYLES:                          4%
 ALTERNATIVE INVESTMENT FUND                5%
                                    ---------
  STYLES:
 TOTAL                                    100%
                                   ----------


                                                  GROWTH ALLOCATION PORTFOLIO 17

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


  Calendar Year
Total Returns/1/
as of 12/31 each
year
2005    2006      2007
6.88%   12.84%    6.71



           BEST AND WORST QUARTER
  Best Quarter:       Q4    2006       6.83%
  Worst Quarter:      Q4    2007      -3.60%



    The Portfolio's year-to-date performance through June 30, 2008, was -11.67%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        LIFE OF PORTFOLIO/1/
 GROWTH ALLOCATION
  PORTFOLIO/1/
  Returns Before Taxes              5.10%                 10.53%
  Returns After Taxes on            3.77%                  9.83%
  Distributions/2/
  Returns After Taxes on            3.95%                  8.79%
Distributions and Sale of
  Portfolio Shares/2/
 S&P 500 INDEX/3/                   5.49%                 10.90%
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.               6.97%                  4.51%
  AGGREGATE BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 WEALTHBUILDER GROWTH               5.69%                  9.59%
ALLOCATION COMPOSITE
  INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Portfolio incepted on September 30, 2004. Returns for the Portfolio and Indexes in the Life of Portfolio column are shown as of the Portfolio inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.
5 The WealthBuilder Growth Allocation Composite Index is comprised 80% of the
  S&P 500 Index's and 20% of the Lehman Brothers U.S. Aggregate Bond Index's holdings. You cannot invest directly in an index.

 18 GROWTH ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   1.50%
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None/1/
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL PORTFOLIO OPERATING
EXPENSES
(expenses that are deducted
  from Portfolio assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.62%
  Acquired Fund Fees and               0.74%
  Expenses/4/
  TOTAL ANNUAL PORTFOLIO               2.31%
  OPERATING EXPENSES
  Fee Waivers                          0.07%
  NET EXPENSES/5/                      2.24%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the Underlying
  Funds in which the Portfolio invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio, excluding the Acquired Fund Fees and Expenses, at 1.50%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds and includes expenses from the Underlying Funds in which the Portfolio invests. It assumes:

   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 If you sell your shares at
  the end of the period:
   1 Year                                  $374
   3 Years                                 $854
   5 Years                               $1,360
  10 Years                               $2,751


                                                  GROWTH ALLOCATION PORTFOLIO 19

EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA

Jeffrey P. Mellas, CAIA


PORTFOLIO INCEPTION:

10/1/1997
Ticker: WBGIX
Portfolio Number: 115


INVESTMENT OBJECTIVE
The Equity Portfolio seeks long-term capital appreciation with no emphasis on income.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's net assets in equity securities (through investments in Underlying Funds). The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These equity styles include large company growth, large company value, small company, and international. The Portfolio's allocation across equity styles is not model-driven and remains constant.

Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles helps to reduce the overall impact of poor performance in any one equity asset class.

--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS

The Portfolio is primarily subject to the risks mentioned below.


   o  Currency Hedging Risk

   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk

   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Small Company Investment Risk
   o  Underlying Funds Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 20 EQUITY PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION

The following table provides a percentage breakdown of the Portfolio's asset allocations as of the most recent fiscal year-end.


       UNDERLYING STYLE TARGET ALLOCATIONS
  LARGE COMPANY GROWTH                    25%
  STYLE
  LARGE COMPANY VALUE STYLE               25%
  SMALL COMPANY STYLE                     20%
  INTERNATIONAL STYLE                     30%
                                    --------
 TOTAL PORTFOLIO ASSETS                  100%
                                   ---------


                                                             EQUITY PORTFOLIO 21

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                        Calendar Year Total Returns/1/
as of 12/31 each year
1998     1999     2000    2001     2002     2003     2004     2005    2006      2007
14.68%   27.28%  -2.99%  -16.52%  -25.28%   29.37%   12.64%   6.97%   13.60%    5.47


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       20.03%
  Worst Quarter:      Q3    2002      -20.53%


    The Portfolio's year-to-date performance through June 30, 2008, was -13.68%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS/1/
 EQUITY PORTFOLIO/1/
  Returns Before Taxes             3.89%        12.97%          4.98%
  Returns After Taxes on           2.05%        12.44%          4.47%
  Distributions/2/
  Returns After Taxes on           3.96%        11.27%          4.14%
Distributions and Sale of
  Portfolio Shares/2/
 S&P 500 INDEX/3/                  5.49%        12.83%          5.91%
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

 22 EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   1.50%
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None/1/
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio
                   assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.63%
  Acquired Fund Fees and               0.85%
Expenses (Underlying
  Funds)/4/
  TOTAL ANNUAL PORTFOLIO               2.43%
  OPERATING EXPENSES
  Fee Waivers                          0.08%
  NET EXPENSES/5/                      2.35%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the Underlying
  Funds in which the Portfolio invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio, excluding the Acquired Fund Fees and Expenses, at 1.50%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds and includes expenses from the Underlying Funds in which the Portfolio invests. It assumes:

   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 If you sell your shares at
  the end of the period:
   1 Year                                  $385
   3 Years                                 $889
   5 Years                               $1,419
  10 Years                               $2,869


                                                             EQUITY PORTFOLIO 23

TACTICAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Galen G. Blomster, CFA

Jeffrey P. Mellas, CAIA


PORTFOLIO INCEPTION:

10/1/1997
Ticker: WBGAX
Portfolio Number: 114


INVESTMENT OBJECTIVE
The Tactical Equity Portfolio seeks long-term capital appreciation with no emphasis on income.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's net assets in equity securities (through investment in Underlying Funds).The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These equity styles include large company growth, large company value, small company, and international.

The effective allocation across the four equity styles is determined by the TEA Model. Upon receipt by the Portfolio of an exemptive order for which an application is currently pending with the Securities and Exchange Commission, under normal circumstances, we will use futures contracts to implement effective allocation changes across the styles, as determined by the TEA Model; however, there can be no assurance that exemptive relief will be granted. The TEA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section.

Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles helps to reduce the overall impact of poor performance in any one equity asset class.


--------------------------------------------------------------------------------

PRINCIPAL RISK FACTORS

The Portfolio is primarily subject to the risks mentioned below.


   o  Currency Hedging Risk
   o  Derivatives Risk

   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Liquidity Risk

   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Small Company Investment Risk
   o  Underlying Funds Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 24 TACTICAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

PORTFOLIO ASSET ALLOCATION


The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's target asset allocation range.



 POTENTIAL ASSET ALLOCATION          INVESTMENT
  RANGES                            TARGET RANGE
 LARGE COMPANY VALUE STOCKS                 15-35%
 LARGE COMPANY GROWTH STOCKS                15-35%
 SMALL COMPANY STOCKS                        5-35%
 INTERNATIONAL STOCKS                       10-50%


                                                    TACTICAL EQUITY PORTFOLIO 25

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                        Calendar Year Total Returns/1/
as of 12/31 each year
1998     1999     2000    2001     2002     2003     2004     2005    2006      2007
21.00%   26.74%  -6.34%  -15.85%  -25.42%   31.36%   17.51%   8.54%   18.82%    7.89%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       23.73%
  Worst Quarter:      Q3    2002      -21.66%


    The Portfolio's year-to-date performance through June 30, 2008, was -14.64%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS/1/
 TACTICAL EQUITY PORTFOLIO/1/
  Returns Before Taxes             6.27%        16.17%          6.67%
  Returns After Taxes on           4.34%        15.61%          6.35%
  Distributions/2/
  Returns After Taxes on           5.49%        14.10%          5.77%
Distributions and Sale of
  Portfolio Shares/2/
 S&P 500 INDEX/3/                  5.49%        12.83%          5.91%
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

 26 TACTICAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   1.50%
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None/1/
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL PORTFOLIO OPERATING
EXPENSES
(expenses that are deducted
  from Portfolio assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.62%
  Acquired Fund Fees and               0.92%
  Expenses/4/
  TOTAL ANNUAL PORTFOLIO               2.49%
  OPERATING EXPENSES
  Fee Waivers                          0.07%
  NET EXPENSES/5/                      2.42%


1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following advisory fee schedule is charged to the Portfolio as a percentage of the Portfolio's average daily net assets: 0.20% for the first $1 billion; 0.175% for the next $4 billion ; and 0.15% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the Underlying
  Funds in which the Portfolio invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

5 The adviser has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio, excluding the Acquired Fund Fees and Expenses, at 1.50%. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds and includes expenses from the Underlying Funds in which the Portfolio invests. It assumes:

   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


 If you sell your shares at the end
of the period:
   1 Year                 $391
   3 Years                $907
   5 Years              $1,449
  10 Years              $2,928


                                                    TACTICAL EQUITY PORTFOLIO 27

THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The Portfolios normally invest in affiliated and unaffiliated open-end management investment companies or series thereof with the investment styles listed below. The Portfolios may also invest in closed-end management investment companies and/or unit investment trusts. All of these investments are referred to as the Underlying Funds. Each Portfolio may also hold certain securities directly. The types of Underlying Funds in which the Portfolios invest generally fall into three categories:

     (1) STOCK FUNDS. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

     (2) BOND FUNDS. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments. Under normal circumstances, only the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios invest in bond funds.

     (3) ALTERNATIVE INVESTMENT FUNDS. Funds that utilize alternative investment strategies include, but are not limited to, investing in real estate, commodities, foreign currency, natural resources, precious metals, and other non-traditional investments, or following long-short, market neutral, or other tactical investment strategies. Only the Growth Allocation, Growth Balanced, Moderate Balanced and Conservative Allocation Portfolios invest in funds that utilize alternative investment strategies.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE UNDERLYING FUNDS
The Portfolios' shareholders will bear indirectly a pro-rata portion of the expenses of the Underlying Funds. In addition, Funds Management, Wells Capital Management and their affiliates, including the Portfolios' distributor, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank, N.A., may receive fees for providing custody services to certain Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds.

 28 THE UNDERLYING FUNDS

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called "principal risks." The principal risks for each Portfolio and indirectly, the principal risk factors for the Underlying Funds in which each Portfolio invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



ALTERNATIVE INVESTMENT RISK  Alternative investment strategies, such as investments in real estate, commodities, foreign currency, natural resources, precious metals, and other non-traditional investments, or following a long-short, market neutral, or other tactical investment strategies involve additional risks. For example, investments in issuers that are principally engaged in real estate, including REITs, may subject a Portfolio to risks similar to those associated with direct ownership of real estate. These issuers are sensitive to factors such as changes in real estate values, property taxes, interest rates, adequacy of available financing and market conditions.
                             Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In addition, prices of commodities, which include precious metals, may be significantly affected by various environmental, economic, financial and political factors, all of which may be unpredictable.
                             Finally, following a long-short position typically involves an Underlying Fund's sale of a security that it does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited.
COUNTER-PARTY RISK           When a Portfolio enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                             Portfolio is exposed to the risk that the other party will not fulfill its contract obligation.
                             Similarly, the Portfolio is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Portfolio agrees to repurchase them at a later date.
CURRENCY HEDGING RISK        An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Portfolio may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

DEBT SECURITIES RISK         Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                             Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.
DERIVATIVES RISK             The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                             For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
EMERGING MARKETS RISK        Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                             Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                             developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; or (2)
                             issued by companies for which the principal securities trading market is an emerging market country.


 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK      Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK   High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                             grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                  The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Portfolio or Underlying Fund will meet its investment objective.
                             We do not guarantee the performance of a Portfolio or Underlying Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

MARKET RISK                  The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
UNDERLYING FUNDS RISK        The risks associated with each Portfolio include the risks related to each Underlying Fund in which the Portfolio invests. We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. To the extent that an Underlying Fund actively trades its securities, a Portfolio will experience a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Investments in a Portfolio result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the
                             Portfolio invests. There can be no assurance that any mutual fund, including an Underlying
                             Fund, will achieve its investment objective.


 32 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a
                             Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate risk.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 33

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Portfolios' Statements of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Portfolios. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 34 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Portfolio's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Portfolios and approves the selection of various companies hired to manage the Portfolios' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Portfolios. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Portfolios. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Portfolio is available in the Portfolios' annual report for the fiscal year ended May 31, 2008.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Portfolios and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Portfolio and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Portfolio. Funds Management applies various policies to address these situations, but a Portfolio may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Portfolio shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Portfolio. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Portfolios. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

                                ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS 35

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED(Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Portfolios. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



DOUG BEATH                Mr. Beath is jointly responsible for managing all of the Portfolios, which he has
All Portfolios            managed since 2006. Mr. Beath joined Wells Capital Management in July 2006 as a portfolio manager with the Quantitative Asset Management Team. From 2005 to 2006,
                          Mr. Beath was a senior vice president for SMH Research where he represented several independent investment research firms. Prior to that, from 2000 to 2005, Mr. Beath was with H.C. Wainwright Economics where he was a senior vice president of research and provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation. Education: B.A., Liberal Arts, University of
                          Michigan; M.B.A., Fordham University.
GALEN G. BLOMSTER, CFA    Mr. Blomster returned from retirement to Wells Capital Management in September
All Portfolios            2007 as a Portfolio Advisor serving in an advisory capacity on the quantitative strategies team. In this capacity, Mr. Blomster participates in providing research and determining the impact of model allocation shifts on behalf of the Portfolios. Prior to his April 2007 retirement date, Galen was jointly responsible for managing the
                          Conservative Allocation Portfolio, the Moderate Balanced Portfolio and the Growth
                          Allocation Portfolio, which he managed since 2004. He was also jointly responsible for managing the Growth Balanced Portfolio, the Equity Portfolio and the Tactical Equity
                          Portfolio, which he managed since 1997. Mr. Blomster originally joined Wells Capital
                          Management in 1998 as Vice President and Director of Research and simultaneously held his position as portfolio manager at Norwest Investment Management until WCM and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Education: B.S. degree in Dairy/Food
                          Science and Economics, University of Minnesota; M.S. and Ph.D. degrees, Purdue
                          University.
JEFFREY P. MELLAS, CAIA   Mr.Mellas joined Wells Capital Management in 2003 as Managing Director of
All Portfolios            Quantitative Asset Management and Portfolio Manager. In this role, Mr.Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual funds and collective investment funds. Prior to joining Wells Capital
                          Management, Mr.Mellas was with Alliance Capital Management since 1995, as Vice
                          President and Global Portfolio Strategist. Education: B.A., Economics, of ; M.B.A., Finance
                          and International Business, New York University. Additional studies: International
                          Management Program at H-ute Etudes Commer-iales, Paris, France, and Universit- de
                          Valery, Montpellier, France. He has earned the right to use the CAIA designation and is a member of the Chartered Alternative Investment Analyst Association.


 36 ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for Conservative Allocation Portfolio, Growth Allocation Portfolio and Moderate Balanced Portfolio. Under this arrangement, each Portfolio and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Portfolio's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Portfolio: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Portfolio to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Portfolio will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Portfolio's sub-advisory arrangements without obtaining shareholder approval. The Portfolio will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS 37

PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Portfolio is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a Portfolio's NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of NAV after the order is placed. The Portfolio does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Portfolio's assets that may be invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Portfolio's assets invested directly in securities, the Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Portfolio could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Portfolio shares.

 38 PRICING PORTFOLIO SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Portfolio. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Portfolio name when completing the application;
   o through a brokerage account with an approved selling agent; or
   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

REDUCTIONS AND WAIVERS OF SALES CHARGES
If you choose to buy Portfolio shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Portfolio share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                              SALES CHARGE SCHEDULE
                               FRONT-END SALES CHARGE       FRONT-END SALES CHARGE
                                     AS A % OF                   AS A % OF
 AMOUNT OF PURCHASE            PUBLIC OFFERING PRICE        NET AMOUNT INVESTED
  Less than $250,000                    1.50%                        1.52%
  $250,000 to $499,999                  1.25%                        1.27%
  $500,000 to $999,999                  1.00%                        1.01%
  $1,000,000 and over/1/                0.00%                        0.00%

1 We will assess a 1.00% CDSC on share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Portfolio's approval. Certain exceptions may apply. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

WHEN REDUCTIONS AND WAIVERS APPLY

You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charge on Portfolio shares you buy with reinvested distributions.
o You pay a lower sales charge if you are investing an amount over a breakpoint level according to the above schedule.
o You pay no sales charges on Portfolio shares you purchase with the proceeds of a redemption from a Portfolio or with the proceeds of a redemption of Class A, Class B or Class C shares of another Wells Fargo Advantage Fund within 120 days of the date of the redemption.
o You also may buy Portfolio shares at NAV if they are to be included in certain retirement, benefit, or pension plans with whom the Portfolios' distributor has reached an agreement, or through an omnibus account maintained with a Portfolio by a broker/dealer.
o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                                                       HOW TO OPEN AN ACCOUNT 39

o You, or your fiduciary or trustee, also may tell us to apply volume discounts, including the reductions offered for rights of accumulation and letters of intent.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

   If you plan to invest, for example, $500,000 in a Wells Fargo Advantage WealthBuilder Portfolio in installments over the next year, by signing a letter of intent you would pay only 1.00% sales load on the entire purchase. Otherwise, you might pay 1.50% on the first $249,999, then 1.25% on the next $250,000!

 40 HOW TO OPEN AN ACCOUNT

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:


 CAN THIS TYPE OF ACCOUNT BE
  AGGREGATED?                      YES       NO
 Individual accounts              X
 Joint accounts                   X
 UGMA/UTMA accounts               X
 Trust accounts over which        X
the shareholder has
individual or shared
  authority
 Solely owned business            X
  accounts
 RETIREMENT PLANS
 Traditional and Roth IRAs        X
 SEP IRAs                         X
 SIMPLE IRAs that do not use      X
the WELLS FARGO ADVANTAGE
  FUNDS prototype agreement
 403(b) Plan accounts             X
 401(k) Plan accounts                       X
 OTHER ACCOUNTS
 529 Plan accounts*                         X
 Accounts held through other                X
  brokerage firms



* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders. If you own Portfolio shares as part of another account or package such as an IRA or a sweep account, you should read the terms and conditions for that account. Those terms and conditions may supersede the terms and conditions discussed here. The following individuals can buy Portfolio shares at NAV:

Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

Current employees of:
   o the Portfolios' transfer agent;
   o broker/dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and

   o each Portfolios' sub-adviser, but only for the Portfolio(s) in which such sub-adviser provides investment advisory services.


DISTRIBUTION PLAN
Each Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. Under this Plan, each Portfolio may pay an annual fee not to exceed 0.75% of its average daily net assets and not to exceed regulatory limitations on asset-backed sales charges. These fees are paid out of the Portfolio's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                       HOW TO OPEN AN ACCOUNT 41

SHAREHOLDER SERVICING PLAN
The Portfolios have a shareholder servicing plan. Under this plan, each Portfolio has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Portfolio pays an annual fee of up to 0.25% of its average daily net assets. Each Portfolio may waive a portion of this fee in order to ensure that the Portfolio does not exceed regulatory limitations on service fees. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Portfolio shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS

In addition to dealer reallowances and payments made by each Portfolio for distribution and shareholder servicing, the Portfolio's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Portfolio, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Portfolio or for services to the Portfolio and its shareholders. These Additional Payments, which may be significant, are paid by the Portfolio's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Portfolio's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Portfolio on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Portfolio under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Portfolio's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Portfolio by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Portfolio attributable to the selling agent. In addition, representatives of the Portfolio's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Portfolio shares. The costs associated with such visits may be paid for by the Portfolio's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 42 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Portfolio shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts            $1,000                                             $100
 IRAs, IRA rollovers, Roth     $250                                             $100
  IRAs
 UGMA/UTMA accounts          $1,000                                              $50
 Employer Sponsored          no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- -------------------------------------
 By Internet                 A new account may not be opened by                 o To buy additional shares or buy
---------------------------
                            Internet unless you have another Wells Fargo       shares of a new Portfolio, visit
                            Advantage Fund account with your bank              www.wellsfargo.com/
                            information on file. If you do not currently       advantagefunds.
                            have an account, refer to the section on           o Subsequent online purchases
                            buying shares by mail or wire.                     have a minimum of $100 and a
                            --------------------------------------------------
                                                                               maximum of $100,000. You may
                                                                               be eligible for an exception to
                                                                               this maximum. Please call
                                                                               Investor Services at
                                                                               1-800-222-8222 for more
                                                                               information.
                                                                               -----
 By Mail                     o Complete and sign your account                   o Enclose a voided check (for
---------------------------
                            application.                                       checking accounts) or a deposit
                            o Mail the application with your check made        slip (savings accounts).
                            payable to the Portfolio to Investor               Alternatively, include a note
                            Services at:                                       with your name, the Portfolio
                                                                               name, and your account
                                              REGULAR MAIL
                            --------------------------------------------------
                                                                               number.
                                      WELLS FARGO ADVANTAGE FUNDS
                                                                               o Mail the deposit slip or note
                                             P.O. Box 8266
                                                                               with your check made payable
                                         Boston, MA 02266-8266
                                                                               to the Portfolio to the address
                                             OVERNIGHT ONLY                    on the left.
                            -------------------------------------------------- -------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone                A new account may not be opened by                 To buy additional shares or to buy
---------------------------
                            telephone unless you have another Wells            shares of a new Portfolio call:
                            Fargo Advantage Fund account with your             o Investor Services at
                            bank information on file. If you do not            1-800-222-8222 or
                            currently have an account, refer to the section    o 1-800-368-7550 for the
                            on buying shares by mail or wire.                  automated phone system.
                            -------------------------------------------------- -------------------------------------

                                                            HOW TO BUY SHARES 43

 BUYING SHARES
------------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
--------------------------                                                 --------------------------------------
                           Center in person to ask questions or conduct
                           any Portfolio transaction. The Investor Center
                           is located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           -----------------------------------------------
 By Wire                    o Complete, sign and mail your account          To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying     your bank or financial institution to
                           shares by mail)                                 use the same wire instructions
                           o Provide the following instructions to your    shown to the left.
                                                                           --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Portfolio, Account
                           Number)
                           Account Name: Provide your
                           name as registered on the
                           Portfolio account
                           -----------------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.
   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.
   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.
   o NO PORTFOLIO NAMED. When all or a portion of a payment is received for investment without a clear Portfolio designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.
   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Portfolio and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. If you opened your account with the set minimum amount shown in the above chart, you may make reduced subsequent purchases for a minimum of $50 a month through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


 44 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES       TO SELL SOME OR ALL OF YOUR SHARES
-------------------- ----------------------------------------------------------------------
 Minimum Redemption   $100 (or remainder of account balance)
-------------------- ----------------------------------------------------------------------
 By Internet          Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------
                     Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                     ----------------------------------------------------------------------
 By Mail              o Send a Letter of Instruction providing your name, account number, the Portfolio from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption"
                     to redeem your remaining account balance) to the address
                     below.
                     o Make sure all account owners sign the request exactly as their names appear on the account application.
                     o  A medallion guarantee may be required under certain
                     circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
-------------------- ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                                 P.O. Box 8266
                                             Boston, MA 02266-8266
                                                OVERNIGHT ONLY
                     ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                      c/o Boston Financial Data Services
                                                  30 Dan Road
                                             Canton, MA 02021-2809
                     ----------------------------------------------------------------------
 By Wire              o To arrange for a Federal Funds wire, call 1-800-222-8222.
--------------------
                     o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                     o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                     o There is a $10 fee for each request.
                     ----------------------------------------------------------------------
 In Person            Investors are welcome to visit the Investor Center in person to ask
--------------------
                     questions or conduct any Portfolio transaction. The Investor
                     Center is located at 100 Heritage Reserve, Menomonee Falls,
                     Wisconsin 53051.
                     ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 45

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
---------------------------
(EFT)
-----------------------  --
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            -----------------------------------------------------------------
 Through Your Investment     Contact your investment representative.
  Representative

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES
   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.
   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.
   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.
   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.
   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 46 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.
   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.
   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 47

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Portfolio; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:
o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:
   o You may exchange Portfolio shares for shares of any other Portfolio or for the Wells Fargo Advantage Money Market Fund Class A shares.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Portfolio through an exchange, you must exchange at least the minimum initial purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.
o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Portfolios reserve the right to reject any purchase or exchange order for any reason. The Portfolios are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Portfolio determines could harm the Portfolio may be rejected.

Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Portfolio shareholders. The Board has approved the Portfolios' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, the Portfolios take steps to avoid accommodating frequent purchases and redemptions of shares by Portfolio shareholders.Funds Management monitors available shareholder trading information across all Portfolios on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Portfolio within 30 calendar days. Such investor will be precluded from investing in the Portfolio for a period of 30 calendar days.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.


A financial intermediary through whom you may purchase shares of the Portfolio may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Portfolio shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Portfolio shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 48 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.
o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.
o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Portfolio account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Portfolio of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Portfolio expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.
o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Portfolio shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF PORTFOLIO DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Portfolio prospectuses, shareholder reports and other Portfolio documents electronically. If you make this election, you will be notified by e-mail when the most recent Portfolio documents or statements are available for viewing and downloading on the Portfolios' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

                                                             ACCOUNT POLICIES 49

To receive Portfolio documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Portfolios' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Portfolio documents electronically at any time by logging into your account online or by calling 1-800-359-3379.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 50 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Portfolios, except the Conservative Allocation Portfolio and Moderate Balanced Portfolio, generally make distributions of any net investment income and any realized net capital gains annually. The Conservative Allocation Portfolio and Moderate Balanced Portfolio generally make distributions of any net investment income monthly and quarterly, respectively. Each Portfolio generally makes distributions of any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Portfolio and account the distributions are coming from, and the Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Portfolios prior to establishing this option.

                                                                DISTRIBUTIONS 51

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolios and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Portfolio shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Portfolio's shareholders substantially all of the Portfolio's net investment income and realized net capital gains, if any. Distributions from a Portfolio's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Portfolio's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by your Portfolio from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Portfolio distributions.


Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Portfolio shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Portfolio shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Portfolio when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and distributes the gain. The Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Portfolio shares may be disallowed.

In certain circumstances, Portfolio shareholders may be subject to backup withholding taxes.

 52 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand each Portfolio's financial performance for the past 5 years (or for the life of a Portfolio, if shorter). Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all distributions). The information, along with the report of an independent registered public accounting firm and each Portfolio's financial statements, is also contained in each Portfolio's annual report, a copy of which is available upon request.


CONSERVATIVE ALLOCATION PORTFOLIO
COMMENCED ON SEPTEMBER 30, 2004
For a share outstanding throughout each period


                                      MAY 31,             MAY 31,            MAY 31,            MAY 31,
 FOR THE PERIOD ENDED:                 2008               2007               2006              2005/4/
 NET ASSET VALUE, BEGINNING           $10.84             $10.31             $10.21             $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.33               0.27               0.21               0.07
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.01)              0.60               0.11               0.20
                                    --------           --------           --------           --------
  Total from investment                 0.32               0.87               0.32               0.27
                                    --------           --------           --------           --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.32)             (0.28)             (0.21)             (0.06)
  Distributions from net               (0.20)             (0.06)             (0.01)              0.00
  realized gain
  Distributions in excess of
net investment
   income                               0.00               0.00               0.00               0.00
                                    --------           --------           --------           --------
  Total distributions                  (0.52)             (0.34)             (0.22)             (0.06)
                                    --------           --------           --------           --------
 NET ASSET VALUE, END OF              $10.64             $10.84             $10.31             $10.21
                                    ========           ========           ========           ========
  PERIOD
 TOTAL RETURN/1/                        3.04%              8.58%              3.29%              2.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $134,804           $70,051            $40,290            $15,162
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/                3.06%              2.67%              2.30%              1.64%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3/                        1.59%              1.60%              1.62%              2.79%
  Waived fees and reimbursed           (0.09)%            (0.10)%            (0.12)%            (1.29)%
  expenses/2,3/
  Ratio of expenses to
average net
   assets/2,3/                          1.50%              1.50%              1.50%              1.50%
  Portfolio turnover rate                135%/5/            190%/6/            163%/7/              9%/8/



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 These ratios do not include expenses of any Underlying Fund.
4 For the period from September 30, 2004 (inception of Portfolio) through May
  31, 2005.


5 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 83%; for WealthBuilder Moderate Balanced Portfolio is 69%; for WealthBuilder Growth Balanced Portfolio is 73%; for WealthBuilder Growth Allocation Portfolio is 58%.
6 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 120%; for WealthBuilder Moderate Balanced Portfolio is 96%; for WealthBuilder Growth Balanced Portfolio is 99%; for WealthBuilder Growth Allocation Portfolio is 71%.
7 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 133%; for WealthBuilder Moderate Balanced Portfolio is 105%; for WealthBuilder Growth Balanced Portfolio is 105%; for WealthBuilder Growth Allocation Portfolio is 89%.
8 Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 53

MODERATE BALANCED PORTFOLIO
COMMENCED ON SEPTEMBER 30, 2004
For a share outstanding throughout each period


                                      MAY 31,             MAY 31,             MAY 31,            MAY 31,
 FOR THE PERIOD ENDED:                 2008                2007               2006              2005/4/
 NET ASSET VALUE, BEGINNING           $12.00              $10.95             $10.42             $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.29                0.21               0.14               0.04
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.30)               1.15               0.54               0.40
                                    ----------          --------           --------           --------
  Total from investment                (0.01)               1.36               0.68               0.44
                                    ----------          --------           --------           --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.29)              (0.20)             (0.13)             (0.02)
  Distributions from net               (0.35)              (0.11)             (0.02)              0.00
  realized gain
  Distributions in excess of
net investment
   income                               0.00                0.00               0.00               0.00
                                    ----------          --------           --------           --------
  Total distributions                  (0.64)              (0.31)             (0.15)             (0.02)
                                    ----------          --------           --------           --------
 NET ASSET VALUE, END OF              $11.35              $12.00             $10.95             $10.42
                                    ==========          ========           ========           ========
  PERIOD
 TOTAL RETURN/1/                       (0.14)%             12.66%              6.62%              4.41%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $245,104            $145,930           $69,826            $19,919
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/                2.61%               2.00%              1.60%              0.85%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3/                        1.57%               1.56%              1.60%              2.48%
  Waived fees and reimbursed           (0.07)%             (0.06)%            (0.10)%            (0.98)%
  expenses/2,3/
  Ratio of expenses to
average net
   assets/2,3/                          1.50%               1.50%              1.50%              1.50%
  Portfolio turnover rate                109%/5/             149%/6/            152%/7/             16%/8/



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods less than one year are not annualized.


2 During the period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 These ratios do not include expenses of any Underlying Fund.

4 For the period from September 30, 2004 (inception of Portfolio) through May
  31, 2005.

5 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 83%; for WealthBuilder Moderate Balanced Portfolio is 69%; for WealthBuilder Growth Balanced Portfolio is 73%; for
  WealthBuilder Growth Allocation Portfolio is 58%.


6 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 120%; for WealthBuilder Moderate Balanced Portfolio is 96%; for WealthBuilder Growth Balanced Portfolio is 99%; for
  WealthBuilder Growth Allocation Portfolio is 71%.


7 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 133%; for WealthBuilder Moderate Balanced Portfolio is 105%; for WealthBuilder Growth Balanced Portfolio is 105%; for WealthBuilder Growth Allocation Portfolio is 89%.
8 Portfolio turnover rates presented for periods of less than one year are not annualized.


 54 FINANCIAL HIGHLIGHTS

GROWTH BALANCED PORTFOLIO
COMMENCED ON OCTOBER 1, 1997
For a share outstanding throughout each period


                                      MAY 31,             MAY 31,             MAY 31,            MAY 31,            MAY 31,
 FOR THE PERIOD ENDED:                 2008                2007                2006              2005               2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $13.85              $12.45              $11.76             $11.15              $9.68
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.27                0.14                0.15               0.10               0.08
  Net realized and
   unrealized gain (loss)
   on investments                      (0.79)               1.99                1.12               0.61               1.52
                                    ----------          --------            --------           --------            ---------
  Total from investment
   operations                          (0.52)               2.13                1.27               0.71               1.60
                                    ----------          --------            --------           --------            ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.25)              (0.13)              (0.14)             (0.10)             (0.13)
  Distributions from net
   realized gain                       (0.81)              (0.60)              (0.44)              0.00               0.00
  Distributions in excess of
   net investment income                0.00                0.00                0.00               0.00               0.00
                                    ----------          --------            --------           --------            ---------
  Total distributions                  (1.06)              (0.73)              (0.58)             (0.10)             (0.13)
                                    ----------          --------            --------           --------            ---------
 NET ASSET VALUE, END OF
PERIOD                                $12.27              $13.85              $12.45             $11.76             $11.15
                                    ==========          ========            ========           ========           ==========
 TOTAL RETURN/1/                       (4.00)%             17.58%              10.88%              6.37%             16.52%/4/
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $693,612            $620,020            $449,306          $355,582          $260,922
  Ratio of net investment
   income (loss) to
   average net assets/2/                2.07%               1.18%               1.13%              0.90%              0.75%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             1.57%               1.53%               1.53%              1.45%              1.21%
  Waived fees and
   reimbursed expenses/2,3/            (0.07)%             (0.03)%             (0.03)%            (0.04)%             0.00%
  Ratio of expenses to
   average net assets/2,3/              1.50%               1.50%               1.50%              1.41%              1.21%
  Portfolio turnover rate                104%/5/             143%/6/             139%/7/             98%                96%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods less than one year are not annualized.
2 During the period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 These ratios do not include expenses of any Underlying Fund.
4 Total return would have been 16.26%, had the payments from the Advisor not been included.
5 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 83%; for WealthBuilder Moderate Balanced Portfolio is 69%; for WealthBuilder Growth Balanced Portfolio is 73%; for WealthBuilder Growth Allocation Portfolio is 58%.
6 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 120%; for WealthBuilder Moderate Balanced Portfolio is 96%; for WealthBuilder Growth Balanced Portfolio is 99%; for WealthBuilder Growth Allocation Portfolio is 71%.
7 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 133%; for WealthBuilder Moderate Balanced Portfolio is 105%; for WealthBuilder Growth Balanced Portfolio is 105%; for WealthBuilder Growth Allocation Portfolio is 89%.


                                                         FINANCIAL HIGHLIGHTS 55

GROWTH ALLOCATION PORTFOLIO
COMMENCED ON SEPTEMBER 30, 2004
For a share outstanding throughout each period


                                      MAY 31,             MAY 31,             MAY 31,            MAY 31,
 FOR THE PERIOD ENDED:                 2008                2007               2006              2005/4/
 NET ASSET VALUE, BEGINNING           $13.99              $11.93             $10.70             $10.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                 0.20                0.08               0.02               0.00
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.99)               2.23               1.30               0.73
                                --------------          --------           --------           --------
  Total from investment                (0.79)               2.31               1.32               0.73
                                --------------          --------           --------           --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.19)              (0.07)             (0.03)             (0.03)
  Distributions from net               (0.54)              (0.18)             (0.06)              0.00
  realized gain
  Distributions in excess of
net investment
   income                               0.00                0.00               0.00               0.00
                                --------------      ------------           --------           --------
  Total distributions                  (0.73)              (0.25)             (0.09)             (0.03)
                                --------------      ------------           --------           --------
 NET ASSET VALUE, END OF              $12.47              $13.99             $11.93             $10.70
                                ==============      ============           ========           ========
  PERIOD
 TOTAL RETURN/1/                       (5.84)%             19.51%             12.27%              7.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $207,241            $148,309           $68,042            $15,255
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/                1.59%               0.64%              0.08%             (0.80)%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3/                        1.58%               1.58%              1.63%              2.91%
  Waived fees and reimbursed           (0.08)%             (0.08)%            (0.13)%            (1.41)%
  expenses/2,3/
  Ratio of expenses to
average net
   assets/2,3/                          1.50%               1.50%              1.50%              1.50%
  Portfolio turnover rate                 76%/5/              95%/6/            108%/7/             28%/8/



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods less than one year are not annualized.


2 During the period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 These ratios do not include expenses of any Underlying Fund.

4 For the period from September 30, 2004 (inception of Portfolio) through May
  31, 2005.

5 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 83%; for WealthBuilder Moderate Balanced Portfolio is 69%; for WealthBuilder Growth Balanced Portfolio is 73%; for
  WealthBuilder Growth Allocation Portfolio is 58%.


6 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 120%; for WealthBuilder Moderate Balanced Portfolio is 96%; for WealthBuilder Growth Balanced Portfolio is 99%; for
  WealthBuilder Growth Allocation Portfolio is 71%.


7 Portfolio turnover ratio (excluding TBAs) for WealthBuilder Conservative
  Allocation Portfolio is 133%; for WealthBuilder Moderate Balanced Portfolio is 105%; for WealthBuilder Growth Balanced Portfolio is 105%; for WealthBuilder Growth Allocation Portfolio is 89%.
8 Portfolio turnover rates presented for periods of less than one year are not annualized.


 56 FINANCIAL HIGHLIGHTS

EQUITY PORTFOLIO
COMMENCED ON OCTOBER 1, 1997
For a share outstanding throughout each period


                                      MAY 31,            MAY 31,          MAY 31,           MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:                 2008              2007              2006              2005             2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $15.11            $13.00            $11.44            $10.56            $8.79
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                                0.11             (0.02)            (0.04)            (0.06)           (0.06)
  Net realized and
   unrealized gain (loss)
   on investments                       (1.36)             2.64              1.60              0.94             1.83
                                     --------       -----------          --------          --------          -------
  Total from investment
   operations                           (1.25)             2.62              1.56              0.88             1.77
                                     --------       -----------          --------          --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.10)             0.00              0.00              0.00             0.00
  Distributions from net
   realized gain                        (1.21)            (0.51)             0.00              0.00             0.00
  Distributions in excess of
   net investment income                 0.00              0.00              0.00              0.00             0.00
                                     --------       -----------          --------          --------          -------
  Total distributions                   (1.31)            (0.51)             0.00              0.00             0.00
                                     --------       -----------          --------          --------          -------
 NET ASSET VALUE, END OF
PERIOD                                 $12.55            $15.11            $13.00            $11.44           $10.56
                                     ========       ===========          ========          ========         ========
 TOTAL RETURN/1/                        (8.75)%           20.54%            13.64%             8.33%           20.14%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $187,597          $207,401          $154,909          $118,581         $87,885
  Ratio of net investment
   income (loss) to
   average net assets/2/                 0.73%            (0.14)            (0.34)%           (0.64)%          (0.74)%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/              1.59%             1.58%             1.59%             1.48%            1.24%
  Waived fees and
   reimbursed expenses/2,3/             (0.09)%           (0.08)%           (0.09)%           (0.06)%          (0.01)%
  Ratio of expenses to
   average net assets/2,3/               1.50%             1.50%             1.50%             1.42%            1.23%
  Portfolio turnover rate                  37%               43%               70%               92%             101%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods less than one year are not annualized.


2 During the period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 These ratios do not include expenses of any Underlying Fund.


                                                         FINANCIAL HIGHLIGHTS 57

TACTICAL EQUITY PORTFOLIO
COMMENCED ON OCTOBER 1, 1997
For a share outstanding throughout each period


                                      MAY 31,            MAY 31,          MAY 31,           MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:                 2008              2007              2006              2005             2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $18.72            $15.48            $13.01            $11.84            $9.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.22              0.02             (0.04)            (0.03)           (0.04)
  Net realized and
   unrealized gain (loss)
   on investments                       (1.49)             3.54              2.51              1.32             2.46
                                     --------          --------          --------          --------          -------
  Total from investment
   operations                           (1.27)             3.56              2.47              1.29             2.42
                                     --------          --------          --------          --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.21)          0.00/4/              0.00              0.00             0.00
  Distributions from net
   realized gain                        (1.45)            (0.32)             0.00              0.00             0.00
  Distributions in excess of
   net investment income                 0.00              0.00              0.00             (0.12)            0.00
                                     --------         ---------          --------          --------          -------
  Total distributions                   (1.66)            (0.32)             0.00             (0.12)            0.00
                                     --------         ---------          --------          --------          -------
 NET ASSET VALUE, END OF
PERIOD                                 $15.79            $18.72            $15.48            $13.01           $11.84
                                     ========         =========          ========          ========         ========
 TOTAL RETURN/1/                        (7.31)%           23.20%            18.99%            10.89%           25.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $582,572          $513,947          $269,225          $165,325         $105,829
  Ratio of net investment
   income (loss) to
   average net assets/2/                 1.28%             0.08%            (0.30)%           (0.50)%          (0.42)%
  Ratio of expenses to
   average net assets prior
   to Waived fees and
   reimbursed expenses/2,3/              1.57%             1.56%             1.55%             1.47%            1.23%
  Waived fees and
   reimbursed expenses/2,3/             (0.07)%           (0.06)%           (0.05)%           (0.05)%          (0.01)%
  Ratio of expenses to
   average net assets/2,3/               1.50%             1.50%             1.50%             1.42%            1.22%
  Portfolio turnover rate                  47%               50%               76%              110%             121%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods less than one year are not annualized.


2 During the period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
3 These ratios do not include expenses of any Underlying Fund.
4 Amount calculated is less than $0.005.


 58 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Portfolio is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Portfolio performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             108WBP/P810 (10/08)
                                                          ICA Reg. No. 811-09253

(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION

                                October 1, 2008

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222



                  WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND
                WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND
                     WELLS FARGO ADVANTAGE HIGH INCOME FUND
                     WELLS FARGO ADVANTAGE INCOME PLUS FUND
              WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND
           WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

                   WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND
             WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND
                    WELLS FARGO ADVANTAGE STABLE INCOME FUND

                  WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND
                  WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
               WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

                          CLASS A, CLASS B, CLASS C,
          ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS
     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act").
     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") dated October 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended May 31, 2008, and the unaudited financial statements for the Funds for the semi-annual period ended November 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS
  FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.


     The Funds offer certain classes of shares as indicated in the chart which follows. This SAI relates to all such classes of shares. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS, subject to the limitations described in each Fund's prospectus.



                                        CLASSES        ADMINISTRATOR        INSTITUTIONAL        INVESTOR
FUND                                    A, B, C            CLASS                CLASS             CLASS
 Diversified Bond                                            o
 Government Securities                    o                  o                    o                 o
 High Income                              o                                       o                 o
 Income Plus                              o                                       o                 o
 Inflation-Protected Bond                 o                  o
 Short Duration Government Bond           o                  o                    o
 Short-Term Bond                         o/1/                                     o                 o
 Short-Term High Yield Bond              o/1/                                                       o
 Stable Income                            o                  o
 Strategic Income                         o
 Total Return Bond                        o                  o                    o                 o
 Ultra Short-Term Income                 o/1/                o                    o                 o



------
/1/   Offers Class A and Class C shares only.
INCMS/FASAI04 (10/08)

                              TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
HISTORICAL FUND INFORMATION                                                    1
INVESTMENT POLICIES                                                            2
   Fundamental Investment Policies                                             2
   Non-Fundamental Investment Policies                                         3
PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS                   3
MANAGEMENT                                                                    25
   Trustees and Officers                                                      25
   Investment Adviser                                                         29
   Investment Sub-Advisers                                                    32
   Investment Sub-Advisers - Master Portfolios                                33
   Portfolio Managers                                                         34
   Administrator                                                              39
   Distributor                                                                44
   Shareholder Servicing Agent                                                45
   Custodian                                                                  46
   Fund Accountant                                                            46
   Transfer and Distribution Disbursing Agent                                 46
   Underwriting Commissions                                                   47
   Code of Ethics                                                             47
DETERMINATION OF NET ASSET VALUE                                              47
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                48
PORTFOLIO TRANSACTIONS                                                        52
FUND EXPENSES                                                                 55
FEDERAL INCOME TAXES                                                          55
PROXY VOTING POLICIES AND PROCEDURES                                          64
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS             66
CAPITAL STOCK                                                                 68
OTHER INFORMATION                                                             81
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 81
FINANCIAL INFORMATION                                                         81
APPENDIX                                                                     A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.


     The Funds, except the Inflation-Protected Bond Fund, were created as part of either the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, the reorganization of certain of the funds of the Montgomery family of funds into certain of the WELLS FARGO ADVANTAGE FUNDS, or the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between Montgomery and the Trust followed the Funds' adviser's parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.


     The chart below indicates the predecessor Stagecoach, Norwest, Montgomery and Strong funds, as applicable, that are the accounting survivors of the respective Funds.


WELLS FARGO ADVANTAGE FUND                                  PREDECESSOR FUND
---------------------------------------------------------   ----------------------------------------------
Wells Fargo Advantage Diversified Bond Fund                 Norwest Diversified Bond Fund
Wells Fargo Advantage Government Securities Fund            Strong Government Securities Fund
Wells Fargo Advantage High Income Fund                      Strong High-Yield Bond Fund
Wells Fargo Advantage Income Plus Fund                      Stagecoach Strategic Income Fund
Wells Fargo Advantage Inflation-Protected Bond Fund         N/A
Wells Fargo Advantage Short Duration Government Bond Fund   Montgomery Short Duration Government Bond Fund
Wells Fargo Advantage Short-Term Bond Fund                  Strong Short-Term Bond Fund
Wells Fargo Advantage Short-Term High Yield Bond Fund       Strong Short-Term High Yield Bond Fund
Wells Fargo Advantage Stable Income Fund                    Norwest Stable Income Fund
Wells Fargo Advantage Strategic Income Fund                 Strong Advisor Strategic Income Fund
Wells Fargo Advantage Total Return Bond Fund                Montgomery Total Return Bond Fund
Wells Fargo Advantage Ultra Short-Term Income Fund          Strong Ultra Short-Term Income Fund



     The DIVERSIFIED BOND FUND commenced operations on November 8, 1999, as successor to the Norwest Diversified Bond Fund. The predecessor Norwest Diversified Bond Fund commenced operations on November 11, 1994.


     The GOVERNMENT SECURITIES FUND commenced operations on April 11, 2005, as successor to the Strong Government Securities Fund. The predecessor Strong Government Securities Fund commenced operations on October 29, 1986.

     The HIGH INCOME FUND commenced operations on April 11, 2005, as the successor to the Strong High-Yield Bond Fund. The predecessor Strong High-Yield Bond Fund commenced operations on December 28, 1995.


     The INCOME PLUS FUND commenced operations on November 8, 1999, as successor to the Stagecoach Strategic Income Fund. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998.


     The INFLATION-PROTECTED BOND FUND commenced operations on February 28,
2003.


     The SHORT DURATION GOVERNMENT BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Short Duration Government Bond Fund. The predecessor fund commenced operations on December 18, 1992. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Short Duration Government Bond Fund to the Short Duration Government Bond Fund effective April 11, 2005.

     The SHORT-TERM BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund. The predecessor Strong Short-Term Bond Fund commenced operations on August 31, 1987 and the predecessor Strong Short-Term Income Fund commenced operations on October 31, 2002.

     The SHORT-TERM HIGH YIELD BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term High Yield Bond Fund. The predecessor Strong Short-Term High Yield Bond Fund commenced operations on June 30, 1997.

     The STABLE INCOME FUND commenced operations on November 8, 1999, as successor to the Norwest Stable Income Fund. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.

     The STRATEGIC INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Strategic Income Fund. The predecessor Strong Advisor Strategic Income Fund commenced operations on November 30, 2000. Prior to March 1, 2002, the Fund's name was Strong Advisor Aggressive High-Yield Bond Fund.

     The TOTAL RETURN BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Total Return Bond Fund. The predecessor fund commenced operations on June 30, 1997. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Total Return Bond Fund to the Total Return Bond Fund effective April 11, 2005.


     The ULTRA SHORT-TERM INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Income Fund. The predecessor Strong Ultra Short-Term Income Fund commenced operations on November 25, 1988.


                              INVESTMENT POLICIES

Fundamental Investment Policies
-------------------------------


     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Fund.


     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;


     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.


     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.


         PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund should be understood to include references to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus(es). Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or the Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in its Prospectus(es), a Fund under normal circumstances will not invest more than 15% of its assets in the security type unless otherwise specified.

     The Prospectus(es) identify and summarize the types of securities and assets in which the Funds may invest as part of their principal investment strategies, and the principal risks associated with such investments. This SAI identifies and summarizes other types of securities and assets in which the Funds may invest, each of which is subject to the same kinds of risks as are described in the Prospectus(es). Certain additional risks associated with each type of investment are identified and described below.


DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------


     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and timeshares, though other types of receivables or assets also may be used.

     While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus(es), asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.


Bank Obligations
-----------------


     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Collateralized Debt Obligations
-------------------------------


     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in an effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.


     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.


     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the SEC. As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act").

     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.


     In addition to the risks generally associated with debt securities, including asset-backed securities and derivatives, discussed elsewhere in this SAI and the Prospectus(es), CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities; (ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and (iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.


Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Funds may only purchase commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) of issuers that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

     Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es).


Convertible Securities
-----------------------


     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

     Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es). Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

     The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

     While the Funds use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's credit evaluation, as well as financial reporting and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Corporate Debt Securities
-------------------------


     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") and "BBB" or lower by Standard & Poor's Rating Group ("S&P") tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower yielding, higher-rated fixed-income securities. If a security held by a Fund is downgraded, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix. Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in the Prospectus(es).

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------


     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.


     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.


Insurance Funding Agreements
----------------------------


     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------


     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.


High Yield Securities
----------------------


     The Government Securities Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund and Stable Income Fund are not permitted to purchase high yield securities. The Total Return Bond Fund may not invest more than 5% of its net assets in high yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by the adviser to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and tend to be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.


     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.


Inflation-Protected Debt Securities
------------------------------------


     The Inflation-Protected Bond Fund invests primarily in, and the other Funds may invest in, inflation-protected debt securities. Inflation-protected debt securities are instruments whose principal is indexed to a measure of inflation such as, for example, the Consumer Price Index.

     A Fund's yield and return will reflect both any inflation adjustment to interest income and the inflation adjustment to principal.

     Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and will rise when real interest rates fall.


     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure. Income fluctuations associated with changes in market interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds.


     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Loan Participations
-------------------


     A loan participation gives a Fund an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the loan participation.


Money Market Instruments
------------------------


     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1-" by "S&P", or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.


     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------


     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.


     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a government association, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), or by a government-sponsored entity, such as the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations, commercial mortgage-backed securities, adjustable rate mortgage securities and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are securities that are secured by mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are securities that are secured by mortgage loans with adjustable interest rates and may be issued or guaranteed by a government agency such as GNMA, by government-sponsored entities such as FNMA or FHLMC, or by a private issuer. The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     ARMS are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk. However, many private issuers or servicers of ARMS guarantee or provide private insurance for timely payment of interest and principal. In addition, the Funds may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may fluctuate more than that of other mortgage-related securities.

     MORTGAGE PARTICIPATION CERTIFICATES ("PCS"). Mortgage PCs and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on an underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages, but pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs and GMCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.


     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.


     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on mortgage loans underlying ARMS generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The value of each Fund's ARMS may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The interest rates on mortgages underlying other types of mortgage-backed securities generally do not reset at periodic intervals. Accordingly, non-ARMS have greater exposure to interest rate risk than ARMS.


Municipal Bonds
---------------


     Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are supported by the municipality's general taxing authority, while revenue bonds are supported by the revenues from one or more particular project or activity. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.


     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Preferred Securities
--------------------


     The Funds may invest in securities that are known as "preferred securities" or "hybrid securities". Certain of these securities are deemed to be debt obligations although they may have one or more characteristics found in equity securities (E.G., no stated maturity date). The Fund will treat a preferred security as a corporate debt obligation so long as it has some combination of the following characteristics: the security pays interest; the security is priced relative to a U.S. Treasury security; the security is rated by one or more of the Nationally Recognized Statistical Rating Organizations; the security is callable; the security is issued by a corporation or similar for-profit entity; and/or other factors.


Stripped Securities
--------------------


     The following Funds are limited to investing up to 10% of their total assets in stripped mortgage-backed securities ("SMBS"): Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Strategic Income Fund, Total Return Bond Fund, and Ultra Short-Term Income Fund. The Short Duration Government Bond Fund is limited to investing up to 10% of its total assets in stripped treasury and SMBS, including zero coupon bonds. Securities issued by the U.S. Treasury and certain securities issued by government authorities and government-sponsored enterprises are eligible to be stripped into interest components and principal components. Stripped securities are purchased by the Funds at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities.


Supranational Agency Securities
-------------------------------


     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (an agency of the World Bank), the Asian Development Bank and the InterAmerican Development Bank.

U.S. Government Obligations
---------------------------


     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate risk.


Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.


     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.


     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.


     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.


     A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.


     CREDIT DERIVATIVES. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

     A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (I.E., credit risk) in return for a periodic payment from the total return receiver based on designated index (E.G., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

     Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

     In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of futures and options in which the Funds may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

EQUITY SECURITIES
-----------------


     The following equity securities may be purchased by a Fund to the extent such purchase is consistent with its investment objective and strategies.


Common and Preferred Stocks
---------------------------

     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment.


Real Estate/REIT Securities
---------------------------

     Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in real estate investment trusts ("REITs") is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.


     Investments in mortgage-related securities involve certain risks, which are described under Mortgage-Related Securities, above, and in the Prospectus(es).

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------


Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depositary Receipts
(ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by a wide range of political and economic factors, including the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention and stability, speculation and other factors also affect exchange rates.

     A Fund may engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes
-------------------

     The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.


     The Funds have a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.


Illiquid Securities
-------------------


     Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     For lending its securities, a Fund will earn either a fee payable by the borrower on loans that are collateralized by U.S. Government securities or a letter of credit, or income on instruments purchased with cash collateral (after payment of a "broker rebate fee" to the borrower). Cash collateral is invested on behalf of the Fund by the Securities Lending Agent in high-quality, U.S. dollar-denominated short-term money market instruments that have been evaluated and approved by the Funds' investment adviser and are permissible investments for a Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Funds' investment of its cash reserves and the Fund bears the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be called at any time and generally will be called if a material event affecting the investment is to occur so that securities may be voted by the Fund.

     Each lending Fund pays a portion of the net interest or fees earned from securities lending to a securities lending agent. Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Securities Lending Agent may make payments to borrowers and placing brokers. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor.


Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund's investments in certain ETFs may exceed certain of the limits described above.

     Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest.

Private Placement and Other Restricted Securities
-------------------------------------------------

     Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.


     Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The adviser will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.


Repurchase Agreements
---------------------


     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the underlying securities may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Fund's adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.


Reverse Repurchase Agreements
-----------------------------


     A reverse repurchase agreement is an agreement under which a Fund sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.


Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants
--------


     Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of October 1, 2008, 134 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 66         Trustee,             Co-Director for the Calloway School of Stephens University             N/A
                           since 1987           of Wake Forest University. Prior thereto, the Thomas Goho
                                                Chair of Finance of Wake Forest University, Calloway
                                                School of Business and Accountancy, from 2006-2007 and
                                                Associate Professor of Finance from 1999-2005.
Peter G. Gordon, 66        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001           Company.
Judith M. Johnson, 59      Trustee, since       Retired. Prior thereto, Chief Executive Officer and Chief              N/A
                           2008                 Investment Officer of Minneapolis Employees Retirement
                                                Fund from 1996 to 2008.
Olivia Mitchell, 55        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       President and CEO of Southern Minnesota Initiative                     N/A
                           1996                 Foundation, a non-profit organization, since 2007 and Senior
                                                Fellow at the Humphrey Institute Policy Forum at the
                                                University of Minnesota since 1995.
Donald C. Willeke, 68      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 64        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 49       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 49      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 48       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 44        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met four times during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.


     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2008, the Trustees received the following compensation:


                               COMPENSATION TABLE

                         FISCAL YEAR ENDED MAY 31, 2008



                             INTERESTED
                             TRUSTEE                      INDEPENDENT TRUSTEES/2/
                             J. TUCKER   THOMAS S.   PETER G.   OLIVIA     TIMOTHY J.   DONALD C.
FUND                         MORSE       GOHO        GORDON     MITCHELL   PENNY        WILLEKE
Diversified Bond              $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Government Securities         $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
High Income                   $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Income Plus                   $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Inflation-Protected Bond      $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Short Duration Government
Bond                          $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Short-Term Bond               $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Short-Term High Yield Bond    $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Stable Income                 $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Strategic Income              $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Total Return Bond             $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
Ultra Short-Term Income       $  1,287    $  1,463    $  1,693   $  1,287    $  1,287    $  1,287
TOTAL COMPENSATION FROM
THE FUND COMPLEX/1/           $190,500    $216,500    $250,500   $190,500    $190,500    $190,500


------

/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 148 funds).
/2/   Judith Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008. Accordingly, she received no compensation for the fiscal period indicated.

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007


                                        INTERESTED
                                        TRUSTEE
                      J. TUCKER         THOMAS S.
FUND                  MORSE             GOHO
Diversified Bond      $0                $0
Government
Securities            $0                $0
High Income           $0                $0
Income Plus           $0                $0
Inflation-Protected
Bond                  $0                $0
Short Duration
Government Bond       $0                $0
Short-Term Bond       $0                $0
Short-Term High
Yield Bond            $0                $0
Stable Income         $0                $0
Strategic Income      $0                $0
Total Return Bond     $0                $0
Ultra Short-Term
Income                $0                $0
Aggregate Dollar
Range of
Equity Securities Of
Fund
Complex/1/            over $100,000     over $100,000

                                                     INDEPENDENT TRUSTEES
                      PETER G.          JUDITH M.    OLIVIA.S.         TIMOTHY J.        DONALD C.
FUND                  GORDON            JOHNSON/1/   MITCHELL          PENNY             WILLEKE
Diversified Bond      $      0              $0       $      0             $0                $0
Government
Securities            $      0              $0       $      0             $0                $0
High Income           $      0              $0       $      0             $0                $0
Income Plus           $      0              $0       $      0             $0                $0
Inflation-Protected                                         over
Bond                  $      0              $0       $100,000             $0                $0
Short Duration        $10,001-
Government Bond       $ 50,000              $0       $      0             $0                $0
Short-Term Bond       $      0              $0       $      0             $0                $0
Short-Term High
Yield Bond            $      0              $0       $      0             $0                $0
Stable Income         $      0              $0       $      0             $0                $0
Strategic Income      $      0              $0       $      0             $0                $0
                      $10,001-
Total Return Bond     $ 50,000              $0       $      0             $0                $0
Ultra Short-Term
Income                $      0              $0       $      0             $0                $0
Aggregate Dollar
Range of
Equity Securities Of
Fund
Complex/1/            over $100,000         $0/1/    over $100,000     over $100,000     over $100,000


------

1   Judith M. Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008. The total aggregate dollar range of securities held by Ms. Johnson as shown in the table above is as of August 1, 2008.
/2/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 148 funds).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants
     -----------------------------
in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust ("Master Portfolio") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Master Portfolios and have active advisory arrangements at the gateway level.


     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:



                                                                            FEE
                                                           EFFECTIVE FROM 8/1/04 TO
FUND                               PRIOR TO 8/1/04                  6/2/08                        EFFECTIVE 6/2/08
 Income Plus                      0.60%                  First $500M            0.55%       First $500M            0.50%
                                                          Next $500M            0.50%        Next $500M           0.475%
                                                            Next $2B            0.45%          Next $2B            0.45%
                                                            Next $2B           0.425%          Next $2B           0.425%
                                                            Over $5B            0.40%          Over $5B            0.40%
 Short Duration Government        0.50%                  First $500M            0.45%       First $500M            0.40%
 Bond
                                                          Next $500M            0.40%        Next $500M           0.375%
                                                            Next $2B            0.35%          Next $2B            0.35%
                                                            Next $2B           0.325%          Next $2B           0.325%
                                                            Over $5B            0.30%          Over $5B            0.30%




                                        FEE EFFECTIVE FROM
FUND                                     4/11/05 TO 6/2/08                FEE EFFECTIVE 6/2/08
 Government Securities             First $500M            0.45%       First $500M         0.40%
                                    Next $500M            0.40%        Next $500M        0.375%
                                      Next $2B            0.35%          Next $2B         0.35%
                                      Next $2B           0.325%          Next $2B        0.325%
                                      Over $5B            0.30%          Over $5B         0.30%
 High Income                       First $500M            0.55%       First $500M         0.50%
                                    Next $500M            0.50%        Next $500M        0.475%
                                      Next $2B            0.45%          Next $2B         0.45%
                                      Next $2B           0.425%          Next $2B        0.425%
                                      Over $5B            0.40%          Over $5B         0.40%
 Short-Term Bond                   First $500M            0.45%       First $500M         0.40%
                                    Next $500M            0.40%        Next $500M        0.375%
                                      Next $2B            0.35%          Next $2B         0.35%
                                      Next $2B           0.325%          Next $2B        0.325%
                                      Over $5B            0.30%          Over $5B         0.30%
 Short-Term High Yield Bond        First $500M            0.55%       First $500M         0.50%
                                    Next $500M            0.50%        Next $500M        0.475%
                                      Next $2B            0.45%          Next $2B         0.45%
                                      Next $2B           0.425%          Next $2B        0.425%
                                      Over $5B            0.40%          Over $5B         0.40%

                                     FEE EFFECTIVE FROM
FUND                                  4/11/05 TO 6/2/08                FEE EFFECTIVE 6/2/08
 Strategic Income               First $500M            0.55%       First $500M         0.50%
                                 Next $500M            0.50%        Next $500M        0.475%
                                   Next $2B            0.45%          Next $2B         0.45%
                                   Next $2B           0.425%          Next $2B        0.425%
                                   Over $5B            0.40%          Over $5B         0.40%
 Ultra Short-Term Income        First $500M            0.45%       First $500M         0.40%
                                 Next $500M            0.40%        Next $500M        0.375%
                                   Next $2B            0.35%          Next $2B         0.35%
                                   Next $2B           0.325%          Next $2B        0.325%
                                   Over $5B            0.30%          Over $5B         0.30%




     As described in the second category above, the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund each invests 100% of its assets in a single respective Master Portfolio. Because each Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder fund level. However, in order to preserve flexibility to allow the Fund to invest in more than one Master Portfolio, the Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the gateway feeder Fund invests all (or substantially all) of its assets in one Master Portfolio. In the event that the Fund converts into a gateway blended Fund as described above, Funds Management as adviser would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate is listed below, as well as the advisory fee charged by Funds Management to a Master Portfolio of Master Trust in which each gateway feeder Fund invests.



                                     DORMANT
                         ACTIVE       ASSET    ADVISORY FEED PAID BY MASTER PORTFOLIO IN WHICH GATEWAY FEEDER FUND
GATEWAY                 ADVISORY   ALLOCATION                                INVESTS
FEEDER FUND               FEES        FEES*               ANNUAL RATE** (AS A PERCENTAGE OF NET ASSETS)
                                                                      EFFECTIVE FROM
                                                PRIOR TO 8/1/04      8/1/04 TO 6/2/08         EFFECTIVE 6/2/08
Inflation-Protected    0.00%      0.25%        0.50%             First $500M       0.45%  First $500M       0.40%
Bond***
                                                                  Next $500M       0.40%   Next $500M      0.375%
                                                                    Next $2B       0.35%     Next $2B       0.35%
                                                                    Next $2B      0.325%     Next $2B      0.325%
                                                                    Over $5B       0.30%     Over $5B       0.30%
Stable Income          0.00%      0.25%        0.50%             First $500M       0.45%  First $500M       0.40%
                                                                  Next $500M       0.40%   Next $500M      0.375%
                                                                    Next $2B       0.35%     Next $2B       0.35%
                                                                    Next $2B      0.325%     Next $2B      0.325%
                                                                    Over $5B       0.30%     Over $5B       0.30%
Total Return Bond***   0.00%      0.25%        0.50%             First $500M       0.45%  First $500M       0.40%
                                                                  Next $500M       0.40%   Next $500M      0.375%
                                                                    Next $2B       0.35%     Next $2B       0.35%
                                                                    Next $2B      0.325%     Next $2B      0.325%
                                                                    Over $5B       0.30%     Over $5B       0.30%



* Represents the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a gateway blended Fund.

**   Represents the advisory fee payable to Funds Management as adviser to the
       Master Portfolio. This would be the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a stand-alone fund.

***   Funds Management received the advisory fees reflected in the table for the periods prior to August 1, 2004, and from August 1, 2004, to July 26, 2005, as adviser to each stand-alone Fund. Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds.

     As described in the third category above, the Diversified Bond Fund invests its assets in two or more Master Portfolios. Funds Management determines the Master Portfolios in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each Master Portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below.

                                      ADVISORY FEES
GATEWAY BLENDED FUND         (MAXIMUM ASSET ALLOCATION FEES)
 Diversified Bond           0.25%



     Advisory Fees Paid. For the fiscal year ends shown in the table below, the following Funds paid the following advisory fees and the investment adviser waived the indicated amounts:



                                    05/31/08                                   05/31/07
                                FUNDS MANAGEMENT                           FUNDS MANAGEMENT
                        FEES          FEES        FEES PAID        FEES          FEES        FEES PAID
FUND                  INCURRED       WAIVED     AFTER WAIVER     INCURRED       WAIVED     AFTER WAIVER
Diversified Bond   $  161,083    $  161,083    $        0     $  225,337    $  225,337    $        0
Government         $5,325,410    $2,354,160    $2,971,250     $4,492,108    $2,459,203    $2,032,905
Securities
High Income        $1,658,611    $1,269,225    $  389,386     $1,869,434    $1,390,793    $  478,641
Income Plus        $  299,722    $  189,334    $  110,388     $  302,399    $  186,837    $  115,562
Inflation-         $        0    $        0    $        0     $        0    $        0    $        0
Protected Bond/1/
Short Duration     $1,885,130    $1,279,092    $  606,038     $2,265,486    $1,510,949    $  754,537
Government
Bond
Short-Term Bond    $1,697,387    $1,195,602    $  501,785     $1,987,662    $1,459,824    $  527,838
Short-Term High    $  505,810    $  415,807    $   90,003     $  644,683    $  575,094    $   69,589
Yield Bond
Stable Income      $        0    $        0    $        0     $        0    $        0    $        0
Strategic Income   $  244,096    $  141,911    $  102,185     $  218,325    $  114,303    $  104,022
Total Return       $        0    $        0    $        0     $        0    $        0    $        0
Bond/1/
Ultra Short-Term   $3,387,584    $3,238,097    $  149,487     $3,756,100    $3,257,156    $  498,944
Income

                                   05/31/06
                               FUNDS MANAGEMENT
                        FEES          FEES       FEES PAID
FUND                  INCURRED       WAIVED     AFTER WAIVER
Diversified Bond   $  288,544    $  288,544    $        0
Government         $4,964,081    $2,297,048    $2,667,033
Securities
High Income        $1,491,158    $1,226,985    $  264,173
Income Plus        $  360,606    $  188,447    $  172,159
Inflation-         $   72,176    $   72,176    $        0
Protected Bond/1/
Short Duration     $2,539,518    $1,616,412    $  923,106
Government
Bond
Short-Term Bond    $2,330,695    $1,756,656    $  574,039
Short-Term High    $  825,424    $  678,971    $  146,453
Yield Bond
Stable Income      $        0    $        0    $        0
Strategic Income   $  155,511    $  144,121    $   11,390
Total Return       $1,540,886    $1,540,886    $        0
Bond/1/
Ultra Short-Term   $4,244,867    $3,763,732    $  481,135
Income


------

/1/   Funds Management received the advisory fees reflected in the table for the period from June 1, 2005, through July 26, 2005, as adviser to the stand-alone fund. Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds.


     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------


     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the following stand-alone Funds, Wells Capital Management is entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.



FUND*                                    SUB-ADVISER              SUB-ADVISORY FEES
 Government Securities                  Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 High Income                            Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Income Plus                            Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 Short Duration Government Bond         Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term Bond                        Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term High Yield Bond             Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Strategic Income                       Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Ultra Short-Term Income                Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%


------

* Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds. Prior to July 27, 2005, Wells Capital Management received 0.15% of net assets for assets between $0 and $400 million, 0.125% for assets between $400 and $800 million and 0.10% for assets greater than $800 million for providing investment sub-advisory services to each Fund.

Investment Sub-Advisers - Master Portfolios
-------------------------------------------

     Funds Management has engaged Galliard Capital Management, Inc. ("Galliard") and Wells Capital Management, affiliates of Funds Management, to serve as investment sub-advisers to the Master Portfolios in which the gateway funds invest, as listed in the chart below (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Master Trust's Board, and the overall supervision and control of Funds Management and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the master portfolios' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the master portfolios. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Master Trust's Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     The sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, are listed in the chart below.


FUND                        MASTER PORTFOLIO                SUB-ADVISER                   SUB-ADVISORY FEES
 Diversified Bond         Inflation-Protected        Wells Capital Management       First $100M         0.20%
                             Bond Portfolio                                          Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
                             Managed Fixed                   Galliard               First $500M         0.10%
                          Income Portfolio/1/                                          Next $1B         0.05%
                                                                                     Over $1.5B         0.03%
                              Total Return           Wells Capital Management       First $100M         0.20%
                             Bond Portfolio                                          Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
 Stable Income               Stable Income                   Galliard               First $500M         0.10%
                              Portfolio/1/                                             Next $1B         0.05%
                                                                                     Over $1.5B         0.03%


------

/1/   Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio
       are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

Portfolio Managers
------------------


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of May 31, 2008, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each, a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.



FUND                             SUB-ADVISER                 PORTFOLIO MANAGERS
-------------------------------- --------------------------  -----------------------------
Diversified Bond                 Funds Management            Thomas C. Biwer, CFA
                                                             Christian L. Chan, CFA
                                                             Andrew Owen, CFA
Government Securities            Wells Capital Management    Michael J. Bray, CFA
                                                             W. Frank Koster
                                                             Jay N. Mueller, CFA
Income Plus                      Wells Capital Management    Michael J. Bray, CFA
                                                             W. Frank Koster
                                                             D. James Newton II, CFA, CPA
                                                             Thomas M. Price, CFA
                                                             Janet S. Rilling, CFA, CPA
High Income                      Wells Capital Management    Kevin J. Maas, CFA
Short-Term High Yield Bond                                   Thomas M. Price, CFA
Strategic Income                                             Michael J. Schueller, CFA
Inflation-Protected Bond         Wells Capital Management    Michael J. Bray, CFA
                                                             Jay N. Mueller, CFA
Short Duration Government Bond   Wells Capital Management    Thomas M. O'Connor, CFA
                                                             William C. Stevens
Short-Term Bond                  Wells Capital Management    Jay N. Mueller, CFA
                                                             Janet S. Rilling, CFA, CPA
Total Return Bond                Wells Capital Management    Troy Ludgood
                                                             Thomas M. O'Connor, CFA
                                                             Lynne A. Royer
                                                             William C. Stevens
Ultra Short-Term Income          Wells Capital Management    Jay N. Mueller, CFA
                                                             D. James Newton II, CFA, CPA
                                                             Thomas M. Price, CFA
Stable Income                    Galliard                    Richard Merriam, CFA
                                                             Ajay Mirza, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                                     REGISTERED           OTHER POOLED
                                     INVESTMENT            INVESTMENT
                                     COMPANIES              VEHICLES            OTHER ACCOUNTS
                                  NUMBER     TOTAL     NUMBER       TOTAL      NUMBER      TOTAL
                                    OF       ASSETS      OF        ASSETS        OF       ASSETS
PORTFOLIO MANAGER/1/             ACCOUNTS   MANAGED   ACCOUNTS     MANAGED    ACCOUNTS    MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA              11       $ 4.7B       0        $      0       4       $  2.1M
 Christian L. Chan, CFA            11       $ 4.7B       0        $      0       1       $  150K
 Andrew Owen, CFA                  11       $ 4.7B       0        $      0       2       $  130K
GALLIARD
 Richard Merriam, CFA               0       $    0       0        $      0      25      $  2.05B
 Ajay Mirza, CFA                    0       $    0       5        $ 10.92B       7      $  4.38B
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA               0       $    0       0        $      0       7      $   430M
 W. Frank Koster                    1       $  46M       3        $   786M      42      $  2.07B
 Troy Ludgood                       6       $ 3.6B       2        $  1.4 B      33      $ 10.1 B
 Kevin J. Maas, CFA                 0       $    0       0        $      0       7      $    10M
 Jay N. Mueller, CFA                0       $    0       0        $      0       9      $   128M
 D. James Newton II, CFA, CPA       0       $    0       0        $      0      12      $   270M
 Thomas M. O'Connor, CFA            6       $ 3.6B       2        $  1.4 B      34      $ 10.1 B
 Thomas M. Price, CFA               1       $  21M       0        $      0       5      $    10M
 Janet S. Rilling, CFA, CPA         0       $    0       0        $      0      43      $  2.7 B
 Lynne A. Royer                     6       $ 3.6B       2        $  1.4 B      35      $ 10.1 B
 Michael J. Schueller, CFA          0       $    0       0        $      0       5      $    12M
 William C. Stevens                 7       $ 3.9B       2        $  1.24B      40      $ 10.1 B



------

/1/   If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.


                                                                          OTHER POOLED
                                       REGISTERED INVESTMENT               INVESTMENT                        OTHER
                                             COMPANIES                      VEHICLES                        ACCOUNTS
                                       NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                         OF            ASSETS           OF            ASSETS           OF            ASSETS
PORTFOLIO MANAGER*                    ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                    0           $0                 0           $0                 0             $    0
 Christian L. Chan, CFA                  0           $0                 0           $0                 0             $    0
 Andrew Owen, CFA                        0           $0                 0           $0                 0             $    0
GALLIARD
 Richard Merriam, CFA                    0           $0                 0           $0                 2             $  82M
 Ajay Mirza, CFA                         0           $0                 0           $0                 0             $    0
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA                    0           $0                 0           $0                 0             $    0
 W. Frank Koster                         0           $0                 0           $0                 0             $    0
 Troy Ludgood                            0           $0                 0           $0                 2             $ 2.6B
 Kevin J. Maas, CFA                      0           $0                 0           $0                 0             $    0
 Jay N. Mueller, CFA                     0           $0                 0           $0                 0             $    0
 D. James Newton II, CFA, CPA            0           $0                 0           $0                 0             $    0
 Thomas M. O'Connor, CFA                 0           $0                 0           $0                 2             $ 2.6B
 Thomas M. Price, CFA                    0           $0                 0           $0                 0             $    0
 Janet S. Rilling, CFA, CPA              0           $0                 0           $0                 0             $    0
 Lynne A. Royer                          0           $0                 0           $0                 2             $ 2.6B
 Michael J. Schueller, CFA               0           $0                 0           $0                 0             $    0
 William C. Stevens                      0           $0                 0           $0                 2             $ 2.6B


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.


     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     GALLIARD. In the case of Galliard, the Portfolio Managers may be subject to the potential conflicts of interests described above.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.


     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:


     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     GALLIARD COMPENSATION. The Portfolio Managers at Galliard are compensated using a fixed base salary, pension and retirement plan. The partners and principals of Galliard also participate in a profit sharing pool which is funded based on the firm's financial performance. The allocation of profit sharing to principals is based on their overall job performance and contribution to the firm. These payments are in addition to traditional bonus payments the principals receive based on investment performance of client accounts. Partners are allocated the balance of profits after the principals receive their payments on a fixed percentage basis based on their individual profit shares.


     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.


     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


PORTFOLIO MANAGER                    FUND                                   BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                Diversified Bond                       $0
 Christian L. Chan, CFA              Diversified Bond                       $0
 Andrew Owen, CFA                    Diversified Bond                       $0
 GALLIARD
 Richard Merriam, CFA                Stable Income Fund                     $0
 Ajay Mirza, CFA                     Stable Income Fund                     $0
 WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA                Government Securities Fund             $0
                                     Income Plus Fund                       $0
                                     Inflation-Protected Bond Fund          $0
 W. Frank Koster                     Government Securities Fund             $0
                                     Income Plus Fund                       $0

PORTFOLIO MANAGER                    FUND                                   BENEFICIAL OWNERSHIP
 Troy Ludgood                        Total Return Bond Fund                 $              0
 Kevin J. Maas, CFA                  High Income Fund                       $      1-$10,000
                                     Short-Term High Yield Bond Fund        $              0
                                     Strategic Income Fund                  $              0
 Jay N. Mueller, CFA                 Government Securities Fund             $              0
                                     Inflation-Protected Bond Fund          $              0
                                     Short-Term Bond Fund                   $50,001-$100,000
                                     Ultra Short-Term Income Fund           $50,001-$100,000
 D. James Newton II, CFA, CPA        Income Plus Fund                       $      1-$10,000
                                     Ultra Short-Term Income Fund           $              0
 Thomas M. O'Connor, CFA             Short Duration Government Bond         $              0
                                     Fund
                                     Total Return Bond Fund                 $              0
 Thomas M. Price, CFA                High Income Fund                       $ 10,001-$50,000
                                     Income Plus Fund                       $              0
                                     Short-Term High Yield Bond Fund        $ 10,001-$50,000
                                     Strategic Income Fund                  $ 10,001-$50,000
                                     Ultra Short-Term Income Fund           $ 10,001-$50,000
 Janet S. Rilling, CFA, CPA          Income Plus Fund                       $              0
                                     Short-Term Bond Fund                   $ 10,001-$50,000
 Lynne A. Royer                      Total Return Bond Fund                 $              0
 Michael J. Schueller, CFA           High Income Fund                       $              0
                                     Short-Term High Yield Bond Fund        $              0
                                     Strategic Income Fund                  $ 10,001-$50,000
 William C. Stevens                  Short Duration Government Bond         $50,001-$100,000
                                     Fund
                                     Total Return Bond Fund                 $              0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:



                                 FUND-LEVEL                         CLASS-LEVEL
SHARE CLASS                     ADMIN. FEE/1/                        ADMIN. FEE              TOTAL ADMIN FEE
                                              (% OF           (% OF                               (% OF
                      AVERAGE DAILY NET   AVERAGE DAILY   AVERAGE DAILY     AVERAGE DAILY     AVERAGE DAILY
                            ASSETS         NET ASSETS)     NET ASSETS)       NET ASSETS        NET ASSETS)
 Class A, Class B,    First $5 billion         0.05%           0.18%     First $5 billion          0.23%
 and Class C/2/        Next $5 billion         0.04%                      Next $5 billion          0.22%
                      Over $10 billion         0.03%                     Over $10 billion          0.21%
 Administrator        First $5 billion         0.05%           0.10%     First $5 billion          0.15%
 Class                 Next $5 billion         0.04%                      Next $5 billion          0.14%
                      Over $10 billion         0.03%                     Over $10 billion          0.13%
 Institutional        First $5 billion         0.05%           0.08%     First $5 billion          0.13%
 Class                 Next $5 billion         0.04%                      Next $5 billion          0.12%
                      Over $10 billion         0.03%                     Over $10 billion          0.11%
 Investor Class/3/    First $5 billion         0.05%           0.23%     First $5 billion          0.28%
                       Next $5 billion         0.04%                      Next $5 billion          0.27%
                      Over $10 billion         0.03%                     Over $10 billion          0.26%



------
/1/   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
/2/   Prior to June 20, 2008, the class-level fee was 0.28%.
/3/   Effective June 20, 2008. Effective from October 1, 2007, to June 20,
       2008, the class-level administration fee for Investor Class was 0.40%. Prior to October 1, 2007, the class-level fee was 0.45%.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the following Funds paid the following administrative fees. The table does not contain information on Class B shares of the Government Securities Fund, Class B and Class C shares of the High Income Fund, Investor Class and Institutional Class of the Income Plus Fund, and Class C of the Ultra Short-Term Income Fund, because these classes of shares did not commence operations until after May 31, 2008, the Funds' most recent fiscal year end.



                                     FISCAL YEAR ENDED 5/31/08
                        ADMINISTRATIVE FEES              ADMINISTRATIVE FEES
FUND                          INCURRED         WAIVER     PAID AFTER WAIVER
DIVERSIFIED BOND
 Fund Level                  $   32,217       $32,217         $        0
 Administrator Class         $   64,433       $44,549         $   19,884
GOVERNMENT
SECURITIES FUND
 Fund Level                  $  653,336       $     0         $  653,336
 Class A/1/                  $  179,872       $     0         $  179,872
 Class B                               N/A        N/A                   N/A
 Class C                     $    5,022       $     0         $    5,022
 Administrator Class         $  138,752       $     0         $  138,752
 Institutional Class         $  211,069       $     0         $  211,069
 Investor Class              $3,475,099       $     0         $3,475,099
HIGH INCOME FUND
 Fund Level                  $  150,783       $     0         $  150,783
 Class A/1/                  $  257,954       $     0         $  257,954
 Class B                               N/A        N/A                   N/A
 Class C                               N/A        N/A                   N/A
 Institutional Class         $    3,483       $     0         $    3,483
 Investor Class              $  794,121       $     0         $  794,121
INCOME PLUS
 Fund Level                  $   27,248       $     0         $   27,248
 Class A                     $  114,111       $     0         $  114,111
 Class B                     $   24,978       $     0         $   24,978
 Class C                     $   13,497       $     0         $   13,497
 Institutional Class                   N/A        N/A                   N/A
 Investor Class                        N/A        N/A                   N/A
INFLATION-PROTECTED
BOND
 Fund Level                  $   23,516       $23,516         $        0
 Class A                     $   53,723       $53,723         $        0
 Class B                     $   20,461       $20,461         $        0
 Class C                     $   21,424       $21,424         $        0
 Administrator Class         $   12,886       $12,886         $        0
SHORT DURATION
GOVERNMENT BOND
 Fund Level                  $  209,459       $     0         $  209,459
 Class A                     $  205,532       $     0         $  205,532
 Class B                     $   26,743       $     0         $   26,743
 Class C                     $   21,493       $     0         $   21,493
 Administrator Class         $  261,237       $     0         $  261,237
 Institutional Class         $   53,639       $     0         $   53,639

                                     FISCAL YEAR ENDED 5/31/07
                        ADMINISTRATIVE FEES              ADMINISTRATIVE FEES
FUND                          INCURRED         WAIVER     PAID AFTER WAIVER
DIVERSIFIED BOND
 Fund Level                  $   45,067       $38,449        $    6,618
 Administrator Class         $   90,135       $     0        $   90,135
GOVERNMENT
SECURITIES FUND
 Fund Level                  $  534,587       $     0        $  534,587
 Class A/1/                  $  168,350       $     0        $  168,350
 Class B                               N/A        N/A                   N/A
 Class C                     $    3,900       $     0        $    3,900
 Administrator Class         $  109,014       $     0        $  109,014
 Institutional Class         $   86,205       $     0        $   86,205
 Investor Class              $3,558,986       $     0        $3,558,986
HIGH INCOME FUND
 Fund Level                  $  169,949       $     0        $  169,949
 Class A/1/                  $  279,842       $     0        $  279,842
 Class B                               N/A        N/A                   N/A
 Class C                               N/A        N/A                   N/A
 Institutional Class         $    1,326       $     0        $    1,326
 Investor Class              $  866,280       $     0        $  866,280
INCOME PLUS
 Fund Level                  $   27,491       $     0        $   27,491
 Class A                     $  102,926       $     0        $  102,926
 Class B                     $   36,439       $     0        $   36,439
 Class C                     $   14,583       $     0        $   14,583
 Institutional Class                   N/A        N/A                   N/A
 Investor Class                        N/A        N/A                   N/A
INFLATION-PROTECTED
BOND
 Fund Level                  $   45,280       $45,280        $        0
 Class A                     $   74,359       $49,840        $   24,519
 Class B                     $   25,157       $16,862        $    8,295
 Class C                     $   25,209       $16,897        $    8,312
 Administrator Class         $   46,016       $46,016        $        0
SHORT DURATION
GOVERNMENT BOND
 Fund Level                  $  252,268       $     0        $  252,268
 Class A                     $  215,023       $     0        $  215,023
 Class B                     $   43,058       $     0        $   43,058
 Class C                     $   27,527       $     0        $   27,527
 Administrator Class         $  362,536       $     0        $  362,536
 Institutional Class         $   31,997       $     0        $   31,997

                                      FISCAL YEAR ENDED 5/31/08
                        ADMINISTRATIVE FEES               ADMINISTRATIVE FEES
FUND                          INCURRED          WAIVER     PAID AFTER WAIVER
SHORT-TERM BOND
FUND
 Fund Level                  $  188,599       $      0         $  188,599
 Class A/1/                  $   25,297       $      0         $   25,297
 Class C                     $        5       $      0         $        5
 Institutional Class         $   68,408       $      0         $   68,408
 Investor Class              $1,179,159       $      0         $1,179,159
SHORT-TERM HIGH
YIELD BOND FUND
 Fund Level                  $   45,983       $      0         $   45,983
 Class A/1/                  $   47,564       $      0         $   47,564
 Class C                     $        6       $      0         $        6
 Investor Class              $  294,901       $      0         $  294,901
STABLE INCOME
 Fund Level                  $  176,303       $176,303         $        0
 Class A                     $  128,046       $ 72,894         $   55,153
 Class B                     $    8,551       $  4,868         $    3,684
 Class C                     $   11,133       $  6,338         $    4,795
 Administrator Class         $  299,846       $170,695         $  129,151
STRATEGIC INCOME
FUND
 Fund Level                  $   22,191       $      0         $   22,191
 Class A                     $   86,657       $      0         $   86,657
 Class B                     $   25,167       $      0         $   25,167
 Class C                     $    2,243       $      0         $    2,243
TOTAL RETURN BOND
 Fund Level                  $  746,829       $746,829         $        0
 Class A                     $  175,834       $128,558         $   47,726
 Class B                     $   42,564       $ 31,120         $   11,444
 Class C                     $   16,652       $ 12,175         $    4,477
 Investor Class/2/           $  922,453       $674,433         $  248,020
 Administrator Class         $  386,848       $282,836         $  104,012
 Institutional Class         $   15,460       $ 11,303         $    4,157
ULTRA SHORT-TERM
INCOME FUND
 Fund Level                  $  392,112       $      0         $  392,112
 Administrator Class         $  132,725       $      0         $  132,725
 Class A/1/                  $   18,328       $      0         $   18,328
 Class C                               N/A         N/A                   N/A
 Institutional Class         $   48,760       $      0         $   48,760
 Investor Class              $2,747,260       $      0         $2,747,260

                                     FISCAL YEAR ENDED 5/31/07
                        ADMINISTRATIVE FEES               ADMINISTRATIVE FEES
FUND                          INCURRED          WAIVER     PAID AFTER WAIVER
SHORT-TERM BOND
FUND
 Fund Level                  $  220,851       $      0        $  220,851
 Class A/1/                  $   18,418       $      0        $   18,418
 Class C                               N/A         N/A                   N/A
 Institutional Class         $   57,690       $      0        $   57,690
 Investor Class              $1,633,555       $      0        $1,633,555
SHORT-TERM HIGH
YIELD BOND FUND
 Fund Level                  $   58,608       $      0        $   58,608
 Class A/1/                  $   61,261       $      0        $   61,261
 Class C                               N/A         N/A                   N/A
 Investor Class              $  362,319       $      0        $  362,319
STABLE INCOME
 Fund Level                  $  209,976       $209,976        $        0
 Class A                     $  158,676       $ 63,403        $   95,273
 Class B                     $   22,212       $  8,875        $   13,337
 Class C                     $   11,952       $  4,776        $    7,176
 Administrator Class         $  351,081       $351,081        $        0
STRATEGIC INCOME
FUND
 Fund Level                  $   19,848       $      0        $   19,848
 Class A                     $   72,230       $      0        $   72,230
 Class B                     $   27,291       $      0        $   27,291
 Class C                     $   11,627       $      0        $   11,627
TOTAL RETURN BOND
 Fund Level                  $  653,708       $653,708        $        0
 Class A                     $  186,511       $ 41,858        $  144,653
 Class B                     $   54,040       $ 12,128        $   41,912
 Class C                     $   19,147       $  4,297        $   14,850
 Investor Class/2/           $   23,862       $  3,332        $   20,530
 Administrator Class         $  821,672       $516,338        $  305,334
 Institutional Class         $  310,153       $243,625        $   66,528
ULTRA SHORT-TERM
INCOME FUND
 Fund Level                  $  438,263       $      0        $  438,263
 Administrator Class         $    7,471       $      0        $    7,471
 Class A/1/                  $  138,216       $      0        $  138,216
 Class C                               N/A         N/A                   N/A
 Institutional Class         $   37,824       $      0        $   37,824
 Investor Class              $3,475,853       $      0        $3,475,853


------

/1/   Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A.
/2/   Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

FUND                                       FEES PAID FISCAL YEAR ENDED 5/31/06
 DIVERSIFIED BOND FUND
  Fund Level                              $   57,709
  Administrator Class                     $   91,384
 GOVERNMENT SECURITIES FUND
  Fund Level                              $  602,012
  Class A/1/                              $  183,316
  Class C                                 $    4,882
  Administrator Class                     $   66,960
  Institutional Class                     $   61,483
  Investor Class                          $4,468,478
 HIGH INCOME FUND
  Fund Level                              $  135,560
  Class A/1/                              $   95,711
  Institutional Class                     $    2,467
  Investor Class                          $  905,691
 INCOME PLUS FUND                         $   32,782
  Fund Level
  Class A                                 $  118,162
  Class B                                 $   48,269
  Class C                                 $   17,150
 INFLATION-PROTECTED BOND FUND
  Fund Level                              $        0
  Class A                                 $        0
  Class B                                 $        0
  Class C                                 $        0
 Administrator Class                      $        0
 SHORT DURATION GOVERNMENT BOND FUND
  Fund Level                              $  286,190
  Class A                                 $  241,671
  Class B                                 $   63,275
  Class C                                 $   44,241
  Administrator Class                     $  431,981
  Institutional Class                     $   12,551
 SHORT-TERM BOND FUND
  Fund Level                              $  260,367
  Class A/1/                              $   18,886
  Institutional Class                     $   51,582
  Investor Class                          $2,022,796
 SHORT-TERM HIGH YIELD BOND FUND
  Fund Level                              $   75,039
  Class A/1/                              $   82,023
  Investor Class                          $  457,660
 STABLE INCOME FUND
  Fund Level                              $        0
  Class A                                 $        0
  Class B                                 $        0
  Class C                                 $        0
  Administrator Class                     $        0
 STRATEGIC INCOME FUND

FUND                                       FEES PAID FISCAL YEAR ENDED 5/31/06
  Fund Level                              $   14,137
  Class A                                 $   41,132
  Class B                                 $   27,846
  Class C                                 $   10,190
 TOTAL RETURN BOND FUND
  Fund Level                              $  608,331
  Class A                                 $        0
  Class B                                 $        0
  Class C                                 $        0
  Investor Class/2/                       $        0
  Administrator Class                     $  324,536
  Institutional Class                     $  243,997
 ULTRA SHORT-TERM INCOME FUND
  Fund Level                              $  501,013
  Class A/1/                              $  150,047
  Administrator Class                     $    3,726
  Institutional Class                     $   40,142
  Investor Class                          $4,025,402



------
/1/   Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A.
/2/   Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC ("Funds Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.


     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by these Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the fiscal year ended May 31, 2008, the Funds paid Funds Distributor the following fees for distribution-related services. The table does not contain information on Class B shares of the Government Securities Fund, Class B and Class C shares of the High Income Fund, and Class C of the Ultra Short-Term Income Fund, because these classes of shares did not commence operations until after May 31, 2008.


                               DISTRIBUTION FEES


                                                 PRINTING,      COMPENSATION      COMPENSATION
                                                 MAILING &           TO                TO
FUND/CLASS         TOTAL       ADVERTISING      PROSPECTUS      UNDERWRITERS      BROKER/DLRS       OTHER*
 GOVERNMENT SECURITIES FUND
  Class B        $     0            $0              $0             $     0          $     0        $     0
  Class C        $13,451            $0              $0             $10,628          $ 2,823        $     0
 HIGH INCOME FUND
  Class B        $     0            $0              $0             $     0          $     0        $     0
  Class C        $     0            $0              $0             $     0          $     0        $     0
 INCOME PLUS FUND
  Class B        $66,905            $0              $0             $     0          $     0        $66,905
  Class C        $36,152            $0              $0             $28,116          $ 8,036        $     0
 INFLATION-PROTECTED BOND FUND
  Class B        $54,806            $0              $0             $     0          $     0        $54,806
  Class C        $57,387            $0              $0             $39,593          $17,794        $     0
 SHORT DURATION GOVERNMENT BOND FUND
  Class B        $71,633            $0              $0             $     0          $     0        $71,633
  Class C        $57,570            $0              $0             $50,183          $ 7,387        $     0

                                                            PRINTING,   COMPENSATION   COMPENSATION
                                                            MAILING &        TO             TO
FUND/CLASS                          TOTAL    ADVERTISING   PROSPECTUS   UNDERWRITERS    BROKER/DLRS    OTHER*
 SHORT-TERM BOND FUND
  Class C                         $     12        $0           $0          $     0        $    12     $      0
 SHORT-TERM HIGH YIELD BOND FUND
  Class C                         $     15        $0           $0          $     0        $    15     $      0
 STABLE INCOME FUND
  Class B                         $ 22,904        $0           $0          $     0        $     0     $ 22,904
  Class C                         $ 29,821        $0           $0          $26,233        $ 3,588     $      0
 STRATEGIC INCOME FUND
  Class B                         $ 67,410        $0           $0          $     0        $     0     $ 67,410
  Class C                         $ 33,330        $0           $0          $20,791        $12,539     $      0
 TOTAL RETURN BOND FUND
  Class B                         $114,010        $0           $0          $     0        $     0     $114,010
  Class C                         $ 44,603        $0           $0          $31,916        $12,687     $      0
 ULTRA SHORT-TERM INCOME FUND
  Class C                         $      0        $0           $0          $     0        $     0     $      0


------

* Funds Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.


     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Wells Fargo Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except the Diversified Bond, Inflation-Protected Bond, Stable Income and Total Return Bond Funds. The Diversified Bond, Inflation-Protected Bond, Stable Income and Total Return Bond Funds, as gateway Funds, are not charged a custody fee at the gateway level.


Fund Accountant
---------------


     PNC Global Investment Servicing (U.S.), Inc. ("PNC"), (formerly PFPC), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PNC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:


AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%


     In addition, PNC is entitled to receive an annual base fee of $20,000 per Fund. PNC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PNC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.


Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

For the periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor was as follows:



                   FISCAL YEAR ENDED                            FISCAL YEAR ENDED              FISCAL YEAR ENDED
                     MAY 31, 2008                                  MAY 31, 2007                  MAY 31, 2006
                                       AMOUNT RECEIVED
                                        IN CONNECTION
      AMOUNT            AMOUNT        WITH REDEMPTIONS         AMOUNT         AMOUNT          AMOUNT         AMOUNT
       PAID            RETAINED        AND REPURCHASES          PAID         RETAINED          PAID         RETAINED
 $        130,648      $24,226             $2,696            $316,463          $345         $522,439        $17,396



Code of Ethics
--------------


     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.


     The dealer reallowance for purchases of Class A shares of each applicable Fund, except the Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Stable Income Fund, and Ultra Short-Term Income Fund, is as follows:


                                FRONT-END SALES        FRONT-END SALES             DEALER
                                  CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                   OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                    4.50%                  4.71%                  4.00%
 $50,000 to $99,999                   4.00%                  4.17%                  3.50%
 $100,000 to $249,999                 3.50%                  3.63%                  3.00%
 $250,000 to $499,999                 2.50%                  2.56%                  2.25%
 $500,000 to $999,999                 2.00%                  2.04%                  1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                  1.00%

------

/1/   We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for purchases of Class A shares of the Stable Income Fund and Ultra Short-Term Income Fund is as follows:


                                FRONT-END SALES        FRONT-END SALES             DEALER
                                  CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                   OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                    2.00%                  2.04%                  1.75%
 $50,000 to $99,999                   1.50%                  1.52%                  1.25%
 $100,000 to $249,999                 1.00%                  1.01%                  0.85%
 $250,000 to $499,999                 0.75%                  0.76%                  0.70%
 $500,000 to $999,999                 0.50%                  0.50%                  0.50%
 $1,000,000 and over/1/               0.00%                  0.00%                  0.50%

------

/1/   We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     The dealer reallowance for purchases of Class A shares of the Short Duration Government Bond Fund, Short-Term Bond Fund, and Short-Term High Yield Bond Fund is as follows:

                                FRONT-END SALES        FRONT-END SALES             DEALER
                                  CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                   OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                    3.00%                  3.09%                  2.50%
 $50,000 to $99,999                   2.50%                  2.56%                  2.00%
 $100,000 to $249,999                 2.00%                  2.04%                  1.75%
 $250,000 to $499,999                 1.50%                  1.52%                  1.25%
 $500,000 to $999,999                 1.00%                  1.01%                  0.75%
 $1,000,000 and over/1/               0.00%                  0.00%                  0.50%

------

/1/   We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.


     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;


  o Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their intended purchase of Institutional Class shares; and


  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including;


     o Corporations and their subsidiaries;

     o General and limited partners; and

     o Other business entities under common ownership or control.


  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (I.E., a trust account or a solely owned business account).

     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.


     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.


     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.


     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.

     Waiver of Minimum Initial and Subsequent Investment Amounts for All Shares
     --------------------------------------------------------------------------
Classes for Special Operational Accounts. Shares of any and all share classes
----------------------------------------
of the WELLS FARGO ADVANTAGE FUNDS may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:


     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.


     In placing orders for portfolio securities of a Fund, a Fund's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.


     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.


     A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund's whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates for the two most recent fiscal years:


                                               MAY 31,        MAY 31,
FUND                                             2008          2007
Diversified Bond Fund                            141%           158%
Government Securities Fund/1/                    263%           159%
High Income Fund                                  53%            82%
Income Plus Fund                                 245%           205%
Inflation-Protected Bond Fund                     40%            37%
Short Duration Government Bond Fund/2/           210%           493%
Short-Term Bond Fund                              47%            38%
Short-Term High Yield Bond Fund                   59%            50%
Stable Income Fund                                22%            21%
Strategic Income Fund                             63%            79%
Total Return Bond Fund                           572%           665%
Ultra Short-Term Income Fund/3/                   48%            28%


------

1   The increase in portfolio turnover is largely the result of an increase of the Fund's "TBA Mortgage" position by nearly 10% during the period. Mortgage TBAs are "rolled" each month, effectively sold and bought back. Rolling 10% for 12 months can add as much as 120% to portfolio turnover. Any residual turnover can be attributed to additional opportunistic trading in government related securities (Treasuries and Agencies) based on the exceptional and dramatic market volatility experienced in the past 12 months.
2   The turnover can vary with opportunities in the market. Liquidity was less available over the past year and in many cases longer holding periods were a better investment strategy.
3   The primary reason for the increase in the portfolio turnover is a sector shift away from MBS/ABS into corporate issues. Wells Capital Management has increased corporate exposure over the last few months. Wells Capital Management has also become more active in swapping among corporate names based on relative value considerations.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                       TOTAL BROKERAGE COMMISSIONS PAID1


                                             YEAR ENDED          YEAR ENDED         YEAR ENDED
FUND                                          05/31/08            05/31/07           05/31/06
 Diversified Bond Fund                       $       0         $          0         $       0
 Government Securities Fund                  $  61,370         $     54,888         $  36,246
 High Income Fund                            $     182         $        184         $     108
 Income Plus Fund                            $       0         $          0         $       0
 Inflation-Protected Bond Fund               $6,324/2/         $15,288/2,3/         $6,370/3/
 Short Duration Government Bond Fund         $       0         $          0         $       0
 Short-Term Bond Fund                        $   8,012         $   7,242/4/         $    0/4/
 Short-Term High Yield Bond Fund             $       0         $       0/5/         $  144/5/
 Stable Income Fund                          $       0         $          0         $       0
 Strategic Income Fund                       $     899         $     925/6/         $2,354/6/
 Total Return Bond Fund                      $       0         $          0         $       0
 Ultra Short-Term Income Fund                $   4,415         $      6,599         $  11,595



------
/1/   No commissions were paid to affiliated brokers.
2   Commissions are paid only in fixed income on financial futures transactions. Futures are used opportunistically by this Fund rather than as a structural part of the portfolio. Some years there are more opportunities than others. Futures transactions between 2007 and 2008 are down and hence the commissions paid are down.
3   Commissions are paid only in fixed income on financial futures transactions. Futures are used opportunistically by this Fund rather than as a structural part of the portfolio. Some years there are more opportunities than others. Futures transactions between 2006 and 2007 are up and hence the commissions paid are up.
4   The increase between 2006 and 2007 was due to increased futures trading.
5   The drop in total commissions for the Short-Term High Yield Bond Fund between 2006 and 2007 was due to fewer trades.
6   The drop in total commissions for the Strategic Income Fund between 2006 and 2007 was due to fewer trades.

     Directed Brokerage Transactions. For the fiscal year ended May 31, 2008,
     -------------------------------
the Funds did not direct brokerage transactions to a broker for research-related services.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of May 31, 2008, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:



FUND                        BROKER/DEALER                                   SHARE VALUE
 Diversified Bond Fund      N/A                                                N/A

 Government Securities      None                                               None
 Fund

 High Income Fund           None                                               None

 Income Plus Fund           Barclays Capital Inc.                          $1,982
                            JP Morgan Chase & Co.                          $1,614
                            Citigroup                                      $1,154
                            CS First Boston Mortgage Securities Corp.      $1,152
                            Deutsche Bank Alex Brown                       $1,121
                            Bank of America                                $  630
                            Morgan Stanley & Co. Inc.                      $  376
                            Lehman Brothers Inc.                           $  337
                            Bear Stearns                                   $  246
                            Merrill Lynch & Co.                            $  240


Inflation-Protected Bond
Fund                            N/A                                                N/A

 Short Duration Government      Barclays Capital Inc.                          $26,353
 Bond Fund
                                Deutsche Bank Alex Brown                       $12,536
                                CS First Boston Mortgage Securities Corp.      $10,320
                                Morgan Stanley & Co. Inc.                      $ 1,175

 Short-Term Bond Fund           None                                             None

 Short-Term High Yield          None                                             None
 Bond Fund

 Stable Income Fund             N/A                                              N/A

 Strategic Income Fund          None                                             None

 Total Return Bond Fund         N/A                                              N/A

 Ultra Short-Term Income        None                                             None
 Fund


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in the Prospectus(es) entitled "Taxes." Each Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year, if any. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first year. Each Fund intends to distribute or be deemed to have distributed a sufficient amount of its investment company taxable income (as described above) and net tax-exempt interest income, if any, in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such distributed income. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Each Fund intends to distribute substantially all its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at corporate rates on the amount of net capital gain retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.


     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of May 31, 2008, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:



                                                                   CAPITAL LOSS
FUND                                             YEAR EXPIRES      CARRYFORWARDS
       High Income Fund                             2009           $ 78,272,914
                                                    2010           $279,017,279
                                                    2011           $ 28,016,734
                                                    2015           $  7,646,178
                                                    2016           $  1,213,991
       Income Plus Fund                             2009           $  4,178,571
                                                    2010           $  1,602,869
                                                    2011           $    484,626
                                                    2013           $    210,712
                                                    2014           $     73,948
                                                    2015           $    836,942
       Inflation-Protected Bond Fund                2015           $  2,705,798
                                                    2016           $  1,003,933
       Short Duration Government Bond Fund          2012           $  1,147,920
                                                    2013           $  1,893,387
                                                    2014           $  7,300,815
                                                    2015           $  6,050,378
       Short-Term Bond Fund                         2010           $108,162,872
                                                    2011           $  2,145,251
                                                    2012           $    263,758
                                                    2013           $    417,163
                                                    2014           $    764,108
                                                    2015           $  1,524,727
       Short-Term High Yield Bond Fund              2009           $  5,798,551
                                                    2010           $ 65,207,342
                                                    2015           $     78,433
                                                    2016           $  1,091,400
       Stable Income Fund                           2011           $    182,820

                                                                   CAPITAL LOSS
FUND                                             YEAR EXPIRES      CARRYFORWARDS
                                                    2012           $    688,353
                                                    2013           $    327,692
                                                    2014           $  1,232,465
                                                    2015           $    394,153
       Strategic Income Fund                        2016           $     95,150
       Total Return Bond Fund                       2015           $  2,879,091
       Ultra Short-Term Income Fund                 2009           $ 17,899,192
                                                    2010           $171,970,363
                                                    2011           $ 21,629,987
                                                    2012           $ 11,899,310
                                                    2015           $ 25,832,681
                                                    2016           $  2,101,868



     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.


     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as RICs by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Investments. In general, realized gains or losses on the sale
     -----------------------
of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. For income accrued on debt instruments after May 31, 2005, the Short Duration Government Bond Fund has revoked its election to amortize bond premium currently for federal income tax purposes. Losses on the retirement or sale of bonds purchased at a premium will likely result in capital losses for the Short Duration Government Bond Fund. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.


     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.


     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.


     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.


     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, the IRS might not accept the manner in which an Underlying Fund accounts for such transactions. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.


     A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

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



     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.


     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.


     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.


     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


     Foreign Taxes. Amounts realized by a Fund from sources within foreign
     -------------
countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.


     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.


     If a shareholder receives or is deemed to receive a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. Distributions from the Funds generally will not constitute "qualified dividend income" eligible for reductions in individual federal income tax rates applicable to certain dividend income, although some distributions from the Strategic Income Fund may constitute qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Distributions from the Funds generally will not qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends, although some distributions from the Strategic Income Fund may so qualify. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


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



     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations that the Fund owns may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom the Fund obtains a properly completed and signed certificate of foreign status.

     Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Fund beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply, the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, and capital gain dividends are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder, and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause
(i) are not met but the requirements of clause (ii) are met, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.


     Pending legislation proposes to extend retroactively the exemptions from withholding for interest-related dividends and short-term capital gain dividends for up to two years (I.E., for taxable years beginning before January 1, 2010). However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the term of the extension will be (E.G., for one year or two years).

     In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

     In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.


     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.


     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. Special tax rules also apply to the sale of shares in a U.S. real property holding corporation ("USRPHC"). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs or USRPHCs.


     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.


     As discussed above, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.


     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

     Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

     Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.


                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase

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


securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Funds of the Trusts. However, proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to Institutional Shareholder Services' then current SRI Proxy Voting Guidelines. Accordingly, the Social Sustainability Fund may vote its proxies related to social and environmental proposals differently than the other WELLS FARGO ADVANTAGE FUNDS.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.


     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance.

Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to Fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.


     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.


     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/

    or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.

    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.


VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.


                                 CAPITAL STOCK


     The Funds are twelve series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.


     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Gateway blended Funds and gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of September 2, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                      5% OWNERSHIP AS OF SEPTEMBER 2, 2008



                                                                                  PERCENTAGE
FUND                              NAME AND ADDRESS                                 OF CLASS
----------------------------      -----------------------------------------      -----------
DIVERSIFIED BOND FUND
 Fund Level                       WELLS FARGO BANK NA FBO/1/                     49.80 %
                                  WF-RPS-OMN
                                  REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
 Administrator Class              WELLS FARGO BANK NA FBO                        49.81 %
                                  WF-RPS-OMN
                                  REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA, FBO                       21.84%
                                  DIVERSIFIED BOND FUND I
                                  ATTN: MUTUAL FUND OPS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA, FBO                       21.43%
                                  DIVERSIFIED BOND FUND I
                                  ATTN: MUTUAL FUND OPS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
GOVERNMENT SECURITIES FUND
 Class A                          CHARLES SCHWAB & CO INC                        26.29%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  NFS LLC FEBO                                    6.19%
                                  STATE STREET BANK TRUST CO
                                  TTEE VARIOUS RETIREMENT PLANS
                                  4 MANHATTANVILLE RD
                                  PURCHASE NY 10577-2139
 Class B                          AMERICAN ENTERPRISE INVESTMENT                 10.46%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Class C                          MERRILL LYNCH PIERCE FENNER & SMITH INC        15.46%
                                  MERRILL LYNCH FIN DATA SERVICES
                                  ATTENTION SERVICE TEAM
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484
                                  AMERICAN ENTERPRISE INVESTMENT                  9.63%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446

                                                                      PERCENTAGE
FUND                              NAME AND ADDRESS                            OF CLASS
----------------------            ------------------------------------      -----------
 Administrator Class              WELLS FARGO BANK NA FBO                   44.76%
                                  OMNUBUS CASH/CASH
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO FUNDS MANAGEMENT LLC          21.59%
                                  EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                  WELLS FARGO ADVISOR PROGRAM
                                  100 HERITAGE RESERVE
                                  MENOMONEE FLS WI 53051-4400
                                  WELLS FARGO BANK NA FBO                   10.24%
                                  WF-RPS-OMN
                                  REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                    6.89%
                                  OMNUBUS REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  CHARLES SCHWAB & CO INC                    5.41%
                                  SPECIAL CUSTODY ACCOUNT
                                  EXCLUSIVELY FBO THE CUSTOMERS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
 Institutional Class              WELLS FARGO BANK NA FBO                   24.68 %
                                  WF ADV WEAKTHBUILDER GROWTH BALANCE
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                   12.69%
                                  RETIREMENT PLAN SVCS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                   11.43%
                                  WF ADV WEAKTHBUILDER MODERATE BALAN
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                    9.95%
                                  EDVEST AGGRESSIVE PORTFOLIO (WISC)
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                    9.33%
                                  WF ADV WEAKTHBUILDER CONSER ALLOC F
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  NATIONAL FINANCIAL SERVICES CORP           9.18%
                                  FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                                  ATTN MUTUAL FUNDS DEPT 5TH FL
                                  ONE WORLD FINANCIAL CENTER
                                  200 LIBERTY ST
                                  NEW YORK NY 10281-1003

                                                                                  PERCENTAGE
FUND                              NAME AND ADDRESS                                 OF CLASS
----------------------            -----------------------------------------      -----------
 Investor Class                   CHARLES SCHWAB & CO INC                            19.56%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC            18.76%
                                  MERRILL LYNCH FIN DATA SERVICES
                                  ATTENTION SERVICE TEAM
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484
                                  NATIONWIDE TRUST COMPANY FSB                        6.75%
                                  C/O IPO PORTFOLIO ACCOUNTING
                                  PO BOX 182029
                                  COLUMBUS OH 43218-2029
                                  NFS LLC FEBO                                        6.14%
                                  FIIOC AS AGENT FOR
                                  QUALIFIED EMPLOYEE BENEFIT
                                  PLANS (401K) FINOPS-IC FUNDS
                                  100 MAGELLAN WAY KW1C
                                  COVINGTON KY 41015-1987
HIGH INCOME FUND
 Class A                          WELLS FARGO & COMPANY                              39.25%
                                  MAC #A0101-10B
                                  ATTN SUZANNA CHOW
                                  420 MONTGOMERY ST FL 10
                                  SAN FRANCISCO CA 94104-1207
                                  CHARLES SCHWAB & CO INC                            15.36%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
 Class B                          AMERICAN ENTERPRISE INVESTMENT                     14.68%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Class C                          AMERICAN ENTERPRISE INVESTMENT                      8.89%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Institutional Class              NONE                                              NONE
 Investor Class                   CHARLES SCHWAB & CO INC                            16.58%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151

                                                                             PERCENTAGE
FUND                              NAME AND ADDRESS                            OF CLASS
----------------------            ------------------------------------      -----------
INCOME PLUS FUND
 Class A                          CHARLES SCHWAB & CO INC                       41.97%
                                  SPECIAL CUSTODY ACCOUNT
                                  EXCLUSIVELY FBO THE CUSTOMERS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  WELLS FARGO BANK NA, FBO                       7.37%
                                  AFCTS-CALIFORNIA PRENEED FUNERAL
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
 Class B                          AMERICAN ENTERPRISE INVESTMENT                28.52%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Class C                          AMERICAN ENTERPRISE INVESTMENT                10.95%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
                                  WELLS FARGO INVESTMENTS LLC                    5.69%
                                  608 SECOND AVENUE SOUTH 8TH FL
                                  MINNEAPOLIS MN 55402-1927
                                  MLPF&S FOR THE SOLE BENEFIT                    5.54%
                                  OF ITS CUSTOMERS
                                  ATTN MUTUAL FUND ADMINISTRATION
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484
 Institutional Class              WELLS FARGO BANK NA FBO                       30.07%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  TS 50%
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                       19.49%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  TS 60%
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                       17.48%
                                  TOMORROW'S SCHOLAR GROWTH PORTFOLIO
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                       16.23%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  TS 20%
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                       16.12%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  TS 35%
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533

                                                                            PERCENTAGE
FUND                              NAME AND ADDRESS                           OF CLASS
--------------------------        -----------------------------------      -----------
 Investor Class                   CHARLES SCHWAB & CO INC                      17.65%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
INFLATION-PROTECTED BOND
FUND
 Class A                          CHARLES SCHWAB & CO INC                      49.25%
                                  SPECIAL CUSTODY ACCOUNT
                                  EXCLUSIVELY FBO THE CUSTOMERS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  AMERICAN ENTERPRISE INVESTMENT                7.25%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
                                  WELLS FARGO INVESTMENTS LLC                   5.76%
                                  625 MARQUETTE AVE S 13TH FLOOR
                                  MINNEAPOLIS MN 55402-2323
 Class B                          AMERICAN ENTERPRISE INVESTMENT               27.79%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Class C                          AMERICAN ENTERPRISE INVESTMENT               12.07%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Administrator Class              NEW YORK LIFE TRUST COMPANY                  54.15%
                                  169 LACKAWANNA AVE FL 2
                                  PARSIPPANY NJ 07054-1007
                                  WELLS FARGO BANK NA, FBO                     22.04%
                                  DIVERSIFIED EQUITY I
                                  ATTN: MUTUAL FUND OPS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  CHARLES SCHWAB & CO IN                        7.79%
                                  SPECIAL CUSTODY ACCOUNT
                                  EXCLUSIVELY FBO THE CUSTOMERS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  WELLS FARGO BANK NA, FBO                      7.35%
                                  DIVERSIFIED EQUITY I
                                  ATTN: MUTUAL FUND OPS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA, FBO                      5.14%
                                  DIVERSIFIED EQUITY I
                                  ATTN: MUTUAL FUND OPS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533

                                                                            PERCENTAGE
FUND                              NAME AND ADDRESS                           OF CLASS
---------------------------       -----------------------------------      -----------
SHORT DURATION GOVERNMENT
BOND FUND
 Class A                          CHARLES SCHWAB & CO INC                      13.78%
                                  SPECIAL CUSTODY ACCOUNT
                                  EXCLUSIVELY FBO THE CUSTOMERS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  MLPF&S FOR THE SOLE BENEFIT                  11.44%
                                  OF ITS CUSTOMERS
                                  ATTN MUTUAL FUND ADMINISTRATION
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484
                                  WELLS FARGO BANK NA, FBO                      6.39%
                                  AFCTS-CALIFORNIA PRENEED FUNERAL
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
 Class B                          AMERICAN ENTERPRISE INVESTMENT               15.27%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Class C                          AMERICAN ENTERPRISE INVESTMENT                9.15%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Administrator Class              PRUDENTIAL INVESTMENT MGMT SERV              33.74%
                                  FBO MUTUAL FUND CLIENTS
                                  100 MULBERRY ST
                                  3 GATEWAY CENTER FL 11
                                  MAIL STOP NJ 05-11-20
                                  NEWARK NJ 07102-4000
                                  CHARLES SCHWAB & CO INC                      16.70%
                                  SPECIAL CUSTODY ACCOUNT
                                  EXCLUSIVELY FBO THE CUSTOMERS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  WELLS FARGO BANK NA, FBO                     10.51%
                                  FBO OMNIBUS ACCOUNT (CASH/CASH)
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA, FBO                      7.68%
                                  FBO OMNIBUS ACCOUNT(REINV/REINV)
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
 Institutional Class              WELLS FARGO BANK NA FBO                      47.93%
                                  WEALTHBUILDER MODERATE BALANCED
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                      44.11%
                                  WEALTHBUILDER CONSERVATIVE ALLOCAT
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533

                                                                            PERCENTAGE
FUND                              NAME AND ADDRESS                           OF CLASS
----------------------------      -----------------------------------      -----------
SHORT-TERM BOND FUND
 Class A                          CHARLES SCHWAB & CO INC                      73.83%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
 Class C                          WELLS FARGO FUNDS SEEDING ACCOUNT           100.00%
                                  MAC #A0103-091
                                  525 MARKET ST 9TH FLOOR
                                  SAN FRANCISCO CA 94105-2779
 Institutional Class              WELLS FARGO BANK NA FBO                      30.11%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  EDVEST BALANCED
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                      23.99%
                                  EDVEST MODERATE PORTFOLIO (WISC)
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                      16.34%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  EDVEST BOND
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  STATE STREET BANK & TRUST CO                  7.60%
                                  CUST FOR THE ROLLOVER IRA OF
                                  CRAIG W BYERS
                                  608 W RUSSET LN # 96N
                                  MEQUON WI 53092-6028
                                  MUHLENBERG COLLEGE                            5.80%
                                  2400 W CHEW ST
                                  ALLENTOWN PA 18104-5586
 Investor Class                   CHARLES SCHWAB & CO INC                      12.25%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
SHORT-TERM HIGH YIELD BOND
FUND
 Fund Level                       WELLS FARGO FUNDS MANAGEMENT L/2/            25.90%
                                  EXCLUSIVE BENEFIT OF ITS CUSTOME
                                  WELLS FARGO ADVISOR PROGRAM
                                  100 HERITAGE RESERVE
                                  MENOMONEE FLS WI 53051-4400
 Class A                          WELLS FARGO FUNDS MANAGEMENT LLC             61.18%
                                  EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                  WELLS FARGO ADVISOR PROGRAM
                                  100 HERITAGE RESERVE
                                  MENOMONEE FLS WI 53051-4400

                                                                            PERCENTAGE
FUND                              NAME AND ADDRESS                           OF CLASS
--------------------              -----------------------------------      -----------
                                  CHARLES SCHWAB & CO INC                      30.89%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
 Class C                          AMERICAN ENTERPRISE INVESTMENT               39.65%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
                                  PERSHING LLC                                 16.11%
                                  P O BOX 2052
                                  JERSEY CITY NJ 07303-2052
                                  WELLS FARGO FUNDS SEEDING ACCOUNT            12.60%
                                  MAC #A0103-091
                                  525 MARKET ST 9TH FLOOR
                                  SAN FRANCISCO CA 94105-2779
                                  PERSHING LLC                                 12.35%
                                  P O BOX 2052
                                  JERSEY CITY NJ 07303-2052
                                  PERSHING LLC                                  6.22%
                                  P O BOX 2052
                                  JERSEY CITY NJ 07303-2052
                                  PERSHING LLC                                  5.91%
                                  P O BOX 2052
                                  JERSEY CITY NJ 07303-2052
 Investor Class                   CHARLES SCHWAB & CO INC                      21.09%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
STABLE INCOME FUND
 Fund Level                       WELLS FARGO BANK NA, FBO/1/                  32.60%
                                  STABLE INCOME FUND I
                                  C/O MUTUAL FUND PROCESSING
                                  PO BOX 1450
                                  MINNEAPOLIS MN 55485-1450
                                  WELLS FARGO BANK NA, FBO                     32.60%
                                  STABLE INCOME FUND I
                                  C/O MUTAL FUNDS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55485-0001
 Class A                          CHARLES SCHWAB & CO INC                      13.01%
                                  SPECIAL CUSTODY ACCOUNT
                                  EXCLUSIVELY FBO THE CUSTOMERS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151

                                                                         PERCENTAGE
FUND                              NAME AND ADDRESS                        OF CLASS
----------------------            --------------------------------      -----------
                                  NFS LLC FEBO                              10.14%
                                  THE WALMAN OPTICAL COMPANY
                                  INTERMEDIATE CASH
                                  801 12TH AVE N
                                  MINNEAPOLIS MN 55411-4230
                                  WELLS FARGO INVESTMENTS LLC                8.29%
                                  MINNEAPOLIS MN 55402-2323
 Class B                          AMERICAN ENTERPRISE INVESTMENT            13.33%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
                                  NFS LLC FEBO                               5.05%
                                  NFS/FMTC ROLLOVER IRA
                                  FBO DAN DUNG VAN LE
                                  3636 EL GRANDE DR
                                  SAN JOSE CA 95132-3113
 Class C                          WELLS FARGO INVESTMENTS LLC                7.59%
                                  608 SECOND AVENUE SOUTH 8TH FL
                                  MINNEAPOLIS MN 55402-1927
                                  AMERICAN ENTERPRISE INVESTMENT             6.69%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
                                  STATE STREET BANK & TRUST CO               5.67%
                                  CUST FOR THE ROLLOVER IRA OF
                                  LEONARD L POLING
                                  211 DAVIS LN
                                  NEW MARKET VA 22844-2224
                                  WELLS FARGO INVESTMENTS LLC                5.25%
                                  608 SECOND AVENUE SOUTH 8TH FL
                                  MINNEAPOLIS MN 55402-1927
 Administrator Class              WELLS FARGO BANK NA, FBO                  38.45%
                                  STABLE INCOME FUND I
                                  C/O MUTUAL FUND PROCESSING
                                  PO BOX 1450
                                  MINNEAPOLIS MN 55485-1450
                                  WELLS FARGO BANK NA, FBO                  38.44%
                                  STABLE INCOME FUND I
                                  C/O MUTAL FUNDS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55485-0001
                                  WELLS FARGO BANK NA FBO                   13.53%
                                  WF-RPS-OMN
                                  REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533

                                                                            PERCENTAGE
FUND                              NAME AND ADDRESS                           OF CLASS
------------------------          -----------------------------------      -----------
STRATEGIC INCOME FUND
 Fund Level                       CHARLES SCHWAB & CO INC/3/                   42.40%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOME
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
 Class A                          CHARLES SCHWAB & CO INC                      62.40%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  AMERICAN ENTERPRISE INVESTMENT               11.47%
                                  SERVICES FBO 890000611
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Class B                          AMERICAN ENTERPRISE INVESTMENT               72.67%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Class C                          AMERICAN ENTERPRISE INVESTMENT               35.66%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
                                  MESIROW FINANCIAL INC                         5.09%
                                  KUNCHER FAMILY LIMITED
                                  PARTNERSHIP
                                  350 NORTH CLARK STREET
                                  CHICAGO IL 60654-4712
TOTAL RETURN BOND FUND
 Fund Level                       WELLS FARGO BANK NA FBO/1/                   31.50%
                                  OMNIBUS REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
 Class A                          WELLS FARGO BANK WEST NA                     31.55%
                                  VARIOUS FASCORP RECORDKEPT PLANS
                                  8515 E ORCHARD RD # 2T2
                                  GREENWOOD VLG CO 80111-5002
                                  CHARLES SCHWAB & CO INC                      26.53%
                                  SPECIAL CUSTODY ACCOUNT
                                  EXCLUSIVELY FBO THE CUSTOMERS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
 Class B                          AMERICAN ENTERPRISE INVESTMENT               40.39%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Class C                          AMERICAN ENTERPRISE INVESTMENT               17.20%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446

                                                                              PERCENTAGE
FUND                              NAME AND ADDRESS                             OF CLASS
----------------------            -------------------------------------      -----------
                                  MERRILL LYNCH PIERCE FENNER & SMITH            5.92%
                                  FOR THE SOLE BENEFIT OF ITS
                                  CUSTOMERS
                                  4800 DEER LAKE DR EAST FL 2
                                  JACKSONVILLE FL 32246-6484
 Administrator Class              WELLS FARGO BANK NA FBO                       50.96%
                                  OMNIBUS REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                       24.54%
                                  WF-RPS-OM
                                  REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA, FBO                       8.79%
                                  FBO OMNIBUS ACCOUNT (CASH/CASH)
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
 Institutional Class              CHARLES SCHWAB TRUST CO                       16.93%
                                  FBO OAK RIDGE 401K SAVINGS PROGRAM
                                  98 SAN JACINTO BLVD STE 1100
                                  AUSTIN TX 78701-4255
                                  WELLS FARGO BANK NA FBO                       12.83%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  EDVEST BALANCED
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                        8.76%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  EDVEST MODERATE
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                        5.93%
                                  WISCONSIN COLLEGE SAVINGS PROGRAM
                                  EDVEST BOND
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA FBO                        5.22%
                                  TOMORROW'S SCHOLAR 50% EQUITY PORTF
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
 Investor Class                   CHARLES SCHWAB & CO INC                       15.36%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  WELLS FARGO INVESTMENTS LLC                    6.00%
                                  608 SECOND AVENUE SOUTH 8TH FL
                                  MINNEAPOLIS MN 55402-1927

                                                                                PERCENTAGE
FUND                              NAME AND ADDRESS                               OF CLASS
-------------------------         ---------------------------------------      -----------
ULTRA SHORT-TERM INCOME
FUND
 Class A                          NONE                                            NONE
 Class C                          NONE                                            NONE
 Administrator Class              PRUDENTIAL INVESTMENT MGMNT SERVICE              39.57%
                                  FBO MUTUAL FUND CLIENTS
                                  ATTN: PRUCHOICE UNIT
                                  MAIL STOP NJ-05-11-20
                                  100 MULBERRY STREET 10TH FLOOR
                                  NEWARD NJ 07102-4056
                                  WELLS FARGO FUNDS MANAGEMENT LLC                 26.29%
                                  EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                  WELLS FARGO ADVISOR PROGRAM
                                  100 HERITAGE RESERVE
                                  MENOMONEE FLS WI 53051-4400
 Institutional Class              PWC XC PLAN                                      36.50%
                                  ATTN: CAREN B BIANCO
                                  300 MADISON AVENUE
                                  NEW YORK NY 10017-6232
                                  WELLS FARGO BANK NA FBO                          14.59%
                                  WILLIS DEF COMP-WF ADV ULTRA
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  PRUDENTIAL INVESTMENT MGMNT SERVICE              10.95%
                                  FBO MUTUAL FUND CLIENTS
                                  100 MULBERRY ST
                                  3 GATEWAY CENTER FL 11
                                  MAIL STOP NJ 05-11-20
                                  NEWARK NJ 07102-4000
                                  AMERITRADE INC FOR THE                           10.62%
                                  EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                  PO BOX 2226
                                  OMAHA NE 68103-2226
                                  WELLS FARGO BANK NA FBO                           8.50%
                                  SHOSHONE BANNOCK TRIBES-ECS
                                  11742701
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  CHARLES SCHWAB & CO INC                           7.38%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  NATIONAL FINANCIAL SERVICES CORP                  7.03%
                                  FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                  ATTN: MUTUAL FUNDS DEPT 5TH FL
                                  ONE WORLD FINANCIAL CENTER
                                  200 LIBERTY ST
                                  NEW YORK NE 10281-1003

                                                                            PERCENTAGE
FUND                              NAME AND ADDRESS                           OF CLASS
-----------------                 -----------------------------------      -----------
 Investor Class                   CHARLES SCHWAB & CO INC                  11.98%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151


------

/1/   Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of
       Wells Fargo & Company.
/2/   Wells Fargo Funds Management, LLC, is a Delaware corporation and an affiliate of Wells Fargo & Company.
3   Charles Schwab & Co Inc. is a Delaware corporation and a subsidiary of The
       Charles Schwab Corporation.


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended May 31, 2008 and the unaudited financial statements for the semi-annual period ended November 30, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports, respectively.

                                    APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
---------------

     S&P
     ---


        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.


        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.


        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION
                                October 1, 2008


                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

   Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio/SM/
            Wells Fargo Advantage WealthBuilder Equity Portfolio/SM/
      Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio/SM/
       Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio/SM/
      Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio/SM/
       Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio/SM/

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios offer a single class of shares.


     This SAI is not a prospectus and should be read in conjunction with the Portfolios' Prospectus (the "Prospectus") dated October 1, 2008. The audited financial statements for the Portfolios, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended May 31, 2008, are hereby incorporated by reference to the Portfolios' Annual Report. The Prospectus and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.
WBFS/FASAI09 (10/08)

                              TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
HISTORICAL FUND INFORMATION                                                    1
INVESTMENT POLICIES                                                            1
   Fundamental Investment Policies                                             1
   Non-Fundamental Investment Policies                                         2
PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS                   3
MANAGEMENT                                                                    21
   Trustees and Officers                                                      21
   Investment Adviser                                                         25
   Investment Sub-Adviser                                                     26
   Portfolio Managers                                                         26
   Administrator                                                              29
   Distributor                                                                30
   Shareholder Servicing Agent                                                31
   Custodian                                                                  31
   Fund Accountant                                                            31
   Transfer and Distribution Disbursing Agent                                 32
   Underwriting Commissions                                                   32
   Code of Ethics                                                             32
DETERMINATION OF NET ASSET VALUE                                              32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                33
PORTFOLIO TRANSACTIONS                                                        35
PORTFOLIO EXPENSES                                                            36
FEDERAL INCOME TAXES                                                          36
PROXY VOTING POLICIES AND PROCEDURES                                          45
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS             46
CAPITAL STOCK                                                                 48
OTHER INFORMATION                                                             49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 50
FINANCIAL INFORMATION                                                         50
APPENDIX                                                                     A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (the "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest portfolios to certain of the Portfolios (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Portfolios had only nominal assets.

     The Portfolios, except for the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies.

     The chart below indicates the predecessor Norwest portfolios that are the accounting survivors of the respective Portfolios.

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS                  PREDECESSOR PORTFOLIOS
-------------------------------------------------------------   ----------------------------------------------------
Wells Fargo Advantage WealthBuilder Equity Portfolio            Norwest WealthBuilder II Growth and Income Portfolio
Wells Fargo Advantage WealthBuilder Growth Balanced             Norwest WealthBuilder II Growth Balanced Portfolio
Portfolio
Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio   Norwest WealthBuilder II Growth Portfolio

     The CONSERVATIVE ALLOCATION PORTFOLIO commenced operations on September 30, 2004.

     The EQUITY PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth and Income Portfolio. The predecessor Norwest WealthBuilder II Growth and Income Portfolio commenced operations on October 1, 1997. On October 1, 2004, the Growth and Income Portfolio changed its name to the Wells Fargo WealthBuilder Equity Portfolio.

     The GROWTH ALLOCATION PORTFOLIO commenced operations on September 30,
2004.

     The GROWTH BALANCED PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Balanced Portfolio. The predecessor Norwest WealthBuilder II Growth Balanced Portfolio commenced operations on October 1, 1997.

     The MODERATE BALANCED PORTFOLIO commenced operations on September 30,
2004.

     The TACTICAL EQUITY PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Portfolio. The predecessor Norwest WealthBuilder II Growth Portfolio commenced operations on October 1, 1997. On October 1, 2004, the Growth Portfolio changed its name to the Tactical Equity Portfolio.

                              INVESTMENT POLICIES

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated and unaffiliated open-ended management investment companies or series (the "Underlying Funds"). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds. Information concerning each Portfolio's investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus. However, since certain Underlying Funds are not advised by the adviser and are not affiliated with the Portfolios, there can be no assurance that the Underlying Funds will follow their stated policies.

Fundamental Investment Policies
-------------------------------


     Each Portfolio has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Portfolio.


     THE PORTFOLIOS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;


     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or


     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Portfolio has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Portfolio's shareholders.

     (1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Portfolio may not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) Each Portfolio may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Portfolio to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.


     (4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Portfolio that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Portfolio's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.


         PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Portfolios and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Portfolios are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Portfolios participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or the Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in its Prospectus, a Portfolio under normal circumstances will not invest more than 15% of its assets in the security type unless otherwise specified.

     The Prospectus(es) identify and summarize the types of securities and assets in which the Portfolios may invest as part of their principal investment strategies, and the principal risks associated with such investments. This SAI identifies and summarizes other types of securities and assets in which the Portfolios may invest, each of which is subject to the same kinds of risks as are described in the Prospectus(es). Certain additional risks associated with each type of investment are identified and described below.


     Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term "Portfolios" shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio. However, since certain Underlying Funds are not affiliated with the adviser or the Portfolios, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.Although each Portfolio intends to invest substantially all of its assets in the Underlying Funds, each Portfolio reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------


     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and timeshares, though other types of receivables or assets also may be used.

     While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.


Bank Obligations
-----------------


     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Collateralized Debt Obligations
-------------------------------


     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in an effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.


     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.


     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the SEC. As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act").


     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.


     In addition to the risks generally associated with debt securities, including asset-backed securities and derivatives, discussed elsewhere in this SAI and the Prospectus, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities; (ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and (iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.


Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Portfolios may only purchase commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) of issuers that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Portfolios may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Portfolios.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

     Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es).


Convertible Securities
-----------------------


     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

     Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es). Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

     The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

     While the Portfolios use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's credit evaluation, as well as financial reporting and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Corporate Debt Securities
-------------------------


     Certain of the debt instruments purchased by the Portfolios may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain corporate debt securities that may be purchased by the Portfolio, such as those rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") and "BBB" or lower by Standard & Poor's Rating Group ("S&P") tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower yielding, higher-rated fixed-income securities. If a security held by a Portfolio is downgraded, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix. Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in the Prospectus.


Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------


     Dollar roll transactions are transactions wherein a Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities from a Portfolio under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. A Portfolio will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.


Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest. The adviser, on behalf of a Portfolio, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Portfolio's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.


     The floating- and variable-rate instruments that the Portfolios may purchase include certificates of participation in such instruments.

Guaranteed Investment Contracts
-------------------------------

     The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------


     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by the adviser to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and tend to be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Portfolio's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.


Money Market Instruments
------------------------


     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1-" by "S&P", or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Portfolio also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolios.


     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Portfolio, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------


     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.


     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a government association, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), or by a government-sponsored entity, such as the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations, commercial mortgage-backed securities, adjustable rate mortgage securities and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Portfolios.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are securities that are secured by mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are securities that are secured by mortgage loans with adjustable interest rates and may be issued or guaranteed by a government agency such as GNMA, by government-sponsored entities such as FNMA or FHLMC, or by a private issuer. The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     ARMS are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk. However, many private issuers or servicers of ARMS guarantee or provide private insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES ("PCS"). Mortgage PCs and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on an underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages, but pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs and GMCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.


     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on mortgage loans underlying ARMS generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The value of each Portfolio's ARMS may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolios or if the Portfolios sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The interest rates on mortgages underlying other types of mortgage-backed securities generally do not reset at periodic intervals. Accordingly, non-ARMS have greater exposure to interest rate risk than ARMS.


Municipal Bonds
---------------


     Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are supported by the municipality's general taxing authority, while revenue bonds are supported by the revenues from one or more particular project or activity. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.


     Certain of the municipal obligations held by the Portfolios may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of the Portfolio's portfolio. In such an event, the Portfolio would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.


     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Loan Participations
-------------------


     A loan participation gives a Portfolio an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the loan participation.


Stripped Securities
--------------------


     Securities issued by the U.S. Treasury and certain securities issued by government authorities and government-sponsored enterprises are eligible to be stripped into interest components and principal components. Stripped securities are purchased by the Portfolios at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Portfolios may only purchase principal-only SMBS.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities.


Supranational Agency Securities
-------------------------------


     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (an agency of the World Bank), the Asian Development Bank and the InterAmerican Development Bank.


U.S. Government Obligations
---------------------------


     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate risk.


Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.


     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Portfolio's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Portfolio may also invest in certain derivative securities for investment purposes only. Other reasons why a Portfolio may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Portfolio's investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or a Portfolio could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.


     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Portfolio's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Portfolio's investment objective, policies, restrictions and quality standards, and does not expose such Portfolio to undue risk.

     A Portfolio's use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Portfolio also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.


     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Portfolio's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Portfolio's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Portfolio. A Portfolio's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Portfolio to lose more money than if it had invested in the underlying security, or limit a potential gain.


     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Portfolio's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Portfolio may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.


     Futures and Options Contracts
     -----------------------------


     A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

     Pursuant to a notice of eligibility claiming exclusion from the definition of "Commodity Pool Operator filed with the National Futures Association on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     A Portfolio's use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

     Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

     In pursuing their individual investment objectives, certain of the Portfolios may, to the extent permitted by their investment objectives and policies, invest in commodity-linked derivative instruments. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in the overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     There are several additional risks associated with transactions in commodity futures contracts.

     STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

     OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Portfolio's investments to greater volatility than investments in traditional securities.

     FUTURE DEVELOPMENTS. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio's investment objective and legally permissible for each such Portfolio.

EQUITY SECURITIES
-----------------


     The following equity securities may be purchased by a Portfolio to the extent such purchase is consistent with its investment objective and strategies.


Common and Preferred Stocks
---------------------------

     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Portfolio the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio's investment.

Real Estate/REIT Securities
---------------------------


     Although certain of Portfolios will not invest directly in real estate, the Portfolios may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in real estate investment trusts ("REITs") is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.


     Investments in mortgage-related securities involve certain risks, which are described under Mortgage-Related Securities, above, and in the Prospectus.


Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Emerging Market Securities
--------------------------


     The Portfolios consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Portfolios consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Portfolios consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Portfolios may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would otherwise be subject.

Foreign Government Securities
-----------------------------

     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective.

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.


     Foreign securities include, among others, American Depositary Receipts
(ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.


     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Portfolio enters into foreign currency transactions.


     Because a Portfolio may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by a wide range of political and economic factors, including the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention and stability, speculation and other factors also affect exchange rates.

     A Portfolio may engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Portfolio may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Portfolio intends to purchase. If it is anticipated that exchange rates will rise, a Portfolio may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Portfolio to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Portfolio to be unable to hedge its securities, and may cause a Portfolio to lose money on its investments in foreign currency transactions. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.


Participation Notes
-------------------


     The Portfolios may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Portfolio as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Portfolio is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Portfolio's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     For temporary defensive purposes, the Portfolios may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Portfolio maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.


     The Portfolios have a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.


Illiquid Securities
-------------------


     Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. No Portfolio may invest or hold more than 15% of its net assets in illiquid securities.


Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (iii) the Portfolio will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.


     For lending its securities, a Portfolio will earn either a fee payable by the borrower on loans that are collateralized by U.S. Government securities or a letter of credit, or income on instruments purchased with cash collateral (after payment of a "broker rebate fee" to the borrower). Cash collateral is invested on behalf of the Portfolio by the Securities Lending Agent in high-quality, U.S. dollar-denominated short-term money market instruments that have been evaluated and approved by the Portfolios' investment adviser and are permissible investments for a Portfolio. Cash collateral is invested on behalf of a Portfolio in a manner similar to the Portfolios' investment of its cash reserves and the Portfolio bears the gains and losses on such investments. The net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be called at any time and generally will be called if a material event affecting the investment is to occur so that securities may be voted by the Portfolio.

     Each lending Portfolio pays a portion of the net interest or fees earned from securities lending to a securities lending agent. Wells Fargo Bank acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Securities Lending Agent may make payments to borrowers and placing brokers. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor.


Other Investment Companies
--------------------------

     The principal investment strategy of each Portfolio is to invest in shares of other affiliated and unaffiliated open-end management investment companies (as defined previously, the "Underlying Funds"), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.


     Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

     EXCHANGE-TRADED FUNDS. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features.

Private Placement and Other Restricted Securities
-------------------------------------------------

     Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.


     Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Portfolio could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Portfolio's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Portfolio's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The adviser will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Portfolio.


Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Portfolio's disposition of the underlying securities may be delayed or limited.

     A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Portfolio's adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.


Reverse Repurchase Agreements
-----------------------------


     A reverse repurchase agreement is an agreement under which a Portfolio sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which a Portfolio is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.


Short Sales
-----------

     A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in market price. When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until a Portfolio replaces the borrowed security. In order to deliver the security to the buyer, a Portfolio must arrange through a broker to borrow the security and, in so doing, a Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Portfolio owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Portfolio's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Portfolio that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Portfolio's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Portfolio in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Portfolio's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Portfolio may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Portfolio might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Portfolio makes a short sale "against the box," a Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Portfolio and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Portfolio's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Portfolio will be "against the box," or the Portfolio's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Portfolio will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio's total assets.

Swap Agreements
---------------

     To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Warrants
--------


     Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.


                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Portfolios."

Trustees and Officers
---------------------

     The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 134 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Portfolios have appointed an Anti-Money Laundering Compliance Officer.


                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 66         Trustee,             Co-Director for the Calloway School of Stephens University             N/A
                           since 1987           of Wake Forest University. Prior thereto, the Thomas Goho
                                                Chair of Finance of Wake Forest University, Calloway
                                                School of Business and Accountancy, from 2006-2007 and
                                                Associate Professor of Finance from 1999-2005.
Peter G. Gordon, 66        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001           Company.
Judith M. Johnson, 59      Trustee, since       Retired. Prior thereto, Chief Executive Officer and Chief              N/A
                           2008                 Investment Officer of Minneapolis Employees Retirement
                                                Fund from 1996 to 2008.
Olivia Mitchell, 55        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       President and CEO of Southern Minnesota Initiative                     N/A
                           1996                 Foundation, a non-profit organization, since 2007 and Senior
                                                Fellow at the Humphrey Institute Policy Forum at the
                                                University of Minnesota since 1995.
Donald C. Willeke, 68      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 64        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 49       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 49      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 48       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 44        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met four times during the Portfolios' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.


     (2) AUDIT COMMITTEE. The Audit Committee oversees the Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios' financial statements, and interacts with the Portfolios' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Portfolios' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2008, the Trustees received the following compensation:


                               COMPENSATION TABLE

                         FISCAL YEAR ENDED MAY 31, 2008



                               INTERESTED
                               TRUSTEE                                     INDEPENDENT TRUSTEES/2/
                               J. TUCKER        THOMAS S.        PETER G.        OLIVIA          TIMOTHY J.        DONALD C.
PORTFOLIO                      MORSE            GOHO             GORDON          MITCHELL        PENNY             WILLEKE
Conservative Allocation         $  1,287         $  1,463         $  1,693        $  1,287         $  1,287         $  1,287
Equity                          $  1,287         $  1,463         $  1,693        $  1,287         $  1,287         $  1,287
Growth Allocation               $  1,287         $  1,463         $  1,693        $  1,287         $  1,287         $  1,287
Growth Balanced                 $  1,287         $  1,463         $  1,693        $  1,287         $  1,287         $  1,287
Moderate Balanced               $  1,287         $  1,463         $  1,693        $  1,287         $  1,287         $  1,287
Tactical Equity                 $  1,287         $  1,463         $  1,693        $  1,287         $  1,287         $  1,287
TOTAL COMPENSATION FROM
THE FUND COMPLEX/1/             $190,500         $216,500         $250,500        $190,500         $190,500         $190,500


------

/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 148 funds as of the fiscal year end).
2   Judith Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008. Accordingly, she received no compensation for the fiscal period indicated.

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over
$100,000.


         BENEFICIAL EQUITY OWNERSHIP IN THE PORTFOLIOS AND FUND COMPLEX

                     CALENDAR YEAR ENDED DECEMBER 31, 2007



                           INTERESTED
                           TRUSTEE                                       INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         JUDITH M.    TIMOTHY J.       DONALD C.
PORTFOLIO                  MORSE            GOHO             GORDON           JOHNSON/1/   PENNY            WILLEKE
Conservative Allocation    $0               $0               $0                   $   0    $0               $0
Equity                     $0               $0               $0                   $   0    $0               $0
Growth Allocation          $0               $0               $0                   $   0    $0               $0
Growth Balanced            $0               $0               $0                   $   0    $0               $0
Moderate Balanced          $0               $0               $0                   $   0    $0               $0
Tactical Equity            $0               $0               $0                   $   0    $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/2/                 over $100,000    over $100,000    over $100,000        $0/1/    over $100,000    over $100,000


------

/1/   Judith M. Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008. The total aggregate dollar range of securities held by Ms. Johnson as shown in the table above is as of August 1, 2008.
/2/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 148 funds at calendar year end).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Portfolios.

     Effective August 2, 2004, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Portfolio's average daily net assets:


                                                            FEE
PORTFOLIO                            8/2/04 TO 9/30/04                EFFECTIVE 10/1/04*
Conservative Allocation                     N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Equity                           $  0-999M            0.35%       First $1B            0.20%
                                 $ 1-4.99B           0.325%        Next $4B           0.175%
                                    >$4.99B           0.30%        Over $5B            0.15%
Growth Allocation                           N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Growth Balanced                  $  0-999M            0.35%       First $1B            0.20%
                                 $ 1-4.99B           0.325%        Next $4B           0.175%
                                    >$4.99B           0.30%        Over $5B            0.15%
Moderate Balanced                           N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Tactical Equity                  $  0-999M            0.35%       First $1B            0.20%
                                 $ 1-4.99B           0.325%        Next $4B           0.175%
                                    >$4.99B           0.30%        Over $5B            0.15%

* Effective at commencement of operations of the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios.

     Advisory Fees Paid. For the fiscal periods indicated below, the following
     -------------------
Portfolios paid to Funds Management the following advisory fees and Funds Management waived the indicated amounts:


                               YEAR ENDED                          YEAR ENDED                         YEAR ENDED
                               5/31/2008                            5/31/2007                         5/31/2006
                                   FEES                                 FEES                             FEES
                                   PAID                                 PAID                             PAID
                       FEES        AFTER       FEES         FEES        AFTER      FEES       FEES       AFTER      FEES
PORTFOLIO            INCURRED     WAIVER      WAIVED      INCURRED     WAIVER     WAIVED    INCURRED    WAIVER     WAIVED
Conservative       $  190,150    $ 83,145   $107,005   $  111,046     $ 55,593   $ 55,453   $ 23,443   $      0   $ 23,443
Allocation*
Equity             $  396,728    $173,264   $223,464   $  351,428     $212,455   $138,973   $149,493   $ 31,549   $117,944
Growth             $  354,479    $136,397   $218,082   $  202,263     $122,103   $ 80,160   $ 25,251   $      0   $ 25,251
Allocation*
Growth Balanced    $1,311,500    $474,808   $836,692   $1,036,985     $894,365   $142,620   $675,930   $548,094   $127,836
Moderate           $  385,440    $133,159   $252,281   $  206,873     $143,581   $ 63,292   $ 42,991   $    962   $ 42,029
Balanced*
Tactical Equity    $1,115,175    $411,175   $704,000   $  728,489     $493,323   $235,166   $308,495   $198,397   $110,098


------
*   Commenced operations on September 30, 2004.

     General. Each Portfolio's Advisory Agreement will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Portfolio's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Portfolios. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Portfolios' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Portfolios. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     As compensation for its sub-advisory services to each Portfolio, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser. Prior to September 1, 2005, Wells Capital Management received as compensation for its sub-advisory services to each Portfolio, a monthly fee equal to an annual rate of 0.05% of each Portfolio's average daily net assets.

Portfolio Managers
------------------


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of May 31, 2008, the most recent fiscal year end for the Portfolios managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Portfolios on a day-to-day basis as follows.



PORTFOLIO                 SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------- --------------------------  ------------------------
Conservative Allocation   Wells Capital Management    Doug Beath
Equity                                                Galen G. Blomster, CFA
Growth Allocation                                     Jeffrey P. Mellas, CAIA
Growth Balanced
Moderate Balanced
Tactical Equity


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Portfolios. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                            REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                  COMPANIES                 VEHICLES             OTHER ACCOUNTS
                              NUMBER       TOTAL       NUMBER       TOTAL       NUMBER      TOTAL
                                OF        ASSETS         OF        ASSETS         OF       ASSETS
PORTFOLIO MANAGER           ACCOUNTS*     MANAGED    ACCOUNTS*     MANAGED    ACCOUNTS*    MANAGED
WELLS CAPITAL MANAGEMENT
 Doug Beath                    0       $     0          1         $    22M        17      $5,530M
 Galen G. Blomster, CFA        6       $3,862M          1         $   440M         0      $     0
 Jeffrey P. Mellas, CAIA       6       $3,862.2 M       1         $ 440.2M        19      $5,617M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.



                           REGISTERED INVESTMENT     OTHER POOLED
                                 COMPANIES        INVESTMENT VEHICLES       OTHER ACCOUNTS
                              NUMBER     TOTAL      NUMBER     TOTAL      NUMBER       TOTAL
                                OF       ASSETS       OF       ASSETS       OF        ASSETS
PORTFOLIO MANAGER           ACCOUNTS*   MANAGED   ACCOUNTS*   MANAGED   ACCOUNTS*     MANAGED
WELLS CAPITAL MANAGEMENT
Doug Beath                     0           $0        0           $0        4         $   989M
Galen G. Blomster, CFA         0           $0        0           $0                  $
Jeffrey P. Mellas, CAIA        0           $0        0           $0        5         $ 334.4M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.


     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.


     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.


     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Portfolio, the benchmark(s) against which the performance of the Portfolio's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.


     BENEFICIAL OWNERSHIP IN THE PORTFOLIOS. The following table shows for each
     --------------------------------------
Portfolio Manager the dollar value of Portfolio equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER                PORTFOLIO                      BENEFICIAL OWNERSHIP
 WELLS CAPITAL MANAGEMENT
 Doug Beath                      Conservative Allocation        $             0
                                 Equity                         $             0
                                 Growth Allocation              $             0
                                 Growth Balanced                $             0
                                 Moderate Balanced              $             0
                                 Tactical Equity                $             0
 Galen G. Blomster, CFA          Conservative Allocation        $             0
                                 Equity                         $             0
                                 Growth Allocation              $             0
                                 Growth Balanced                $             0
                                 Moderate Balanced              $             0
                                 Tactical Equity                $10,001-$50,000
 Jeffrey P. Mellas, CAIA         Conservative Allocation        $             0
                                 Equity                         $             0
                                 Growth Allocation              $             0
                                 Growth Balanced                $             0
                                 Moderate Balanced              $             0
                                 Tactical Equity                $             0


------

Fees from Underlying Funds
--------------------------


     The Portfolios' shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, which may include shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios' distributor for providing services to the Portfolios' shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, Wells Capital Management, their affiliates and Wells Fargo Funds Distributor, LLC ("Funds Distributor" or the "Distributor") as distributor for the Portfolios may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, Wells Capital Management and their affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Portfolios, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things:(i) general supervision of the Portfolios' operations, including communication, coordination, and supervision services with regard to the Portfolios' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services;(ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications;(iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios' investment objectives, policies and restrictions; and(iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Portfolio's average daily net assets:


                                FEE
CLASS                    EFFECTIVE 8/2/04
 Single Class          0-4.99B          0.33%
                       5-9.99B          0.32%
                        >9.99B          0.31%


     For the fiscal year-ends indicated below, the Portfolios paid the following administrative fees to Funds Management:


                                                               ADMINISTRATIVE
                                     ADMINISTRATIVE            FEES PAID AFTER
YEAR ENDED 5/31/08                    FEES INCURRED   WAIVER       WAIVER
CONSERVATIVE ALLOCATION PORTFOLIO       $313,748        $0        $313,748
Equity Portfolio                       $  654,601       $0       $  654,601
Growth Allocation Portfolio            $  584,890       $0       $  584,890
Growth Balanced Portfolio              $2,163,976       $0       $2,163,976
Moderate Balanced Portfolio            $  635,976       $0       $  635,976
Tactical Equity Portfolio              $1,840,039       $0       $1,840,039



                                                               ADMINISTRATIVE
                                     ADMINISTRATIVE            FEES PAID AFTER
YEAR ENDED 5/31/07                    FEES INCURRED   WAIVER       WAIVER
CONSERVATIVE ALLOCATION PORTFOLIO       $183,227        $0        $183,227
Equity Portfolio                       $  579,856       $0       $  579,856
Growth Allocation Portfolio            $  333,734       $0       $  333,734
Growth Balanced Portfolio              $1,711,025       $0       $1,711,025
Moderate Balanced Portfolio            $  341,340       $0       $  341,340
Tactical Equity Portfolio              $1,202,006       $0       $1,202,006



                                          ADMINISTRATIVE
YEAR ENDED 5/31/06                        FEES INCURRED
                                              FUNDS
                                            MANAGEMENT
Conservative Allocation Portfolio            $ 99,872
Equity Portfolio                             $441,271

                                    ADMINISTRATIVE
YEAR ENDED 5/31/06                  FEES INCURRED
                                        FUNDS
                                      MANAGEMENT
Growth Allocation Portfolio           $  120,893
Growth Balanced Portfolio             $1,326,214
Moderate Balanced Portfolio           $  140,282
Tactical Equity Portfolio             $  690,678



Distributor
-----------

     Wells Fargo Funds Distributor, LLC ("Funds Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Portfolios.


     The Portfolios have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Portfolios and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the shares of these Portfolios pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by these Portfolios is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolio, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Portfolio shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the fiscal year ended May 31, 2008, the Portfolios paid the Distributor the following fees for distribution-related services:



                                                                        PRINTING,        COMPENSATION         COMPENSATION
                                                                        MAILING &             TO                   TO
PORTFOLIO                           TOTAL           ADVERTISING        PROSPECTUS        UNDERWRITERS        BROKER/DEALERS
 CONSERVATIVE ALLOCATION         $  713,063              $0                $0             $  566,183           $  146,880
 EQUITY                          $1,487,730              $0                $0             $1,126,073           $  361,657
 GROWTH ALLOCATION               $1,329,296              $0                $0             $  944,588           $  384,708
 GROWTH BALANCED                 $4,918,127              $0                $0             $3,934,139           $  983,988
 MODERATE BALANCED               $1,445,399              $0                $0             $1,146,629           $  298,770
 TACTICAL EQUITY                 $4,181,907              $0                $0             $3,031,575           $1,150,332


     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Portfolio or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Portfolio, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Portfolios' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Portfolios and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Portfolios are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolios, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Portfolio shares.

Shareholder Servicing Agent
---------------------------


     The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Portfolio shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of up to 0.25% of the average daily net assets of the Single Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Wells Fargo Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Portfolio.


Fund Accountant
---------------


     PNC Global Investment Servicing (U.S.), Inc. ("PNC"), (formerly PFPC), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Portfolios. For these services, PNC is entitled to receive from each Portfolio an annual asset-based Fund Complex fee as shown in the chart below:


AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PNC is entitled to receive an annual base fee of $20,000 per Portfolio. PNC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Portfolio, $1,500 for the third manager in each Portfolio and $500 for each manager beyond the third manager in each Portfolio. Finally, PNC is entitled to receive certain out-of-pocket costs. Each Portfolio's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.


Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Portfolios on a continuous basis.

For the fiscal years ended May 2006, May 2007 and May 2008, the Portfolios paid no underwriting commissions to the Distributor.


Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Portfolio is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolio's shares.

     Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Generally, each Portfolio is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Portfolio received before such Portfolio's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Portfolio's NAV calculation time generally are processed at such Portfolio's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Portfolio. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Portfolio reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Portfolio may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio's responsibilities under the 1940 Act. In addition, the Portfolio may redeem shares involuntarily to reimburse a Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectuses.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.


     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each Portfolio. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Portfolio of securities it owns, or the fair determination of the value of the Portfolio's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Portfolio shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Portfolio shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Portfolio's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.


     Waiver of Minimum Initial and Subsequent Investment Amounts for All Shares
     --------------------------------------------------------------------------
Classes for Special Operational Accounts. Shares of any and all share classes
----------------------------------------
of the WELLS FARGO ADVANTAGE FUNDS may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Portfolios' Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:


     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Portfolios and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.


     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Portfolios' Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Portfolios' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Portfolios and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Portfolios from directing portfolio brokerage to brokers who sell Portfolio shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Portfolio, the Portfolio's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

     The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolio's whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Portfolio's shareholders.

     The table below shows the Portfolios' portfolio turnover rates for the two most recent fiscal years:



                                  PORTFOLIO            PORTFOLIO
                                TURNOVER RATE        TURNOVER RATE
PORTFOLIO                        MAY 31, 2008        MAY 31, 2007
Conservative Allocation              135%                 190%
Equity                                37%                  43%
Growth Allocation                     76%                  95%
Growth Balanced                      104%                 143%
Moderate Balanced                    109%                 149%
Tactical Equity                       47%                  50%



     Brokerage Commissions. For the fiscal years ended May 31, 2008, May 31,
     ---------------------
2007, and May 31, 2006, the Portfolios paid no brokerage commissions. No commissions were paid to affiliated brokers.


                               PORTFOLIO EXPENSES

     From time to time, Funds Management may waive fees from a Portfolio in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Portfolio); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Portfolio's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Portfolio are charged against Portfolio assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxes." The Prospectus generally describes the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended

(the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Portfolio, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Portfolios.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Portfolio qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Portfolio even though each Portfolio is a series of the Trust. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Portfolio's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Portfolio must also diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Portfolio's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Portfolio controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year, if any. If a Portfolio meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Portfolio may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Portfolio in the year they are actually distributed. If a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first year. Each Portfolio intends to distribute or be deemed to have distributed a sufficient amount of its investment company taxable income (as described above) and net tax-exempt interest income, if any, in a timely manner to maintain its status as a RIC and eliminate portfolio-level federal income taxation of such distributed income. However, no assurance can be given that a Portfolio will not be subject to federal income tax.

     Moreover, each Portfolio intends to distribute substantially all of its net capital gain. If a Portfolio retains any net capital gain, it will be subject to a tax at corporate rates on the amount of net capital gain retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


     If, for any taxable year, a Portfolio fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Portfolio's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if a Portfolio which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Portfolio generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.


     Equalization Accounting. Each Portfolio may use the so-called
     -----------------------
"equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Portfolio, and thus the Portfolio's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a
     ---------------------------
net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to portfolio-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute any such offsetting capital gains. The Portfolios cannot carry back or carry forward any net operating losses. As of May 31, 2008, none of the Portfolios had capital loss carry-forwards for federal income tax purposes.


     If a Portfolio engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Portfolios have engaged in reorganizations in the past and/or may engage in reorganizations in the future.


     Excise Tax. If a Portfolio fails to distribute by December 31 of each
     ----------
calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Portfolio will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Portfolio generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax. Moreover, each Portfolio reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Portfolio).


     Investment through Underlying Funds. The Portfolios seek to continue to
     -----------------------------------
qualify as RICs by investing substantially all of their assets through the Underlying Funds. Each Underlying Fund intends to continue to qualify as a RIC under the Code as well.

     Taxation of Investments. In general, realized gains or losses on the sale
     -----------------------
of securities held by an Underlying Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

     If an Underlying Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by an Underlying Fund Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Underlying Fund which the Underlying Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Underlying Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though an Underlying Fund holding such a security receives no interest payment in cash on the security during the year.

     If an Underlying Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Underlying Fund. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an Underlying Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by an Underlying Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses realized by an Underlying Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a covered call option granted by it, the Underlying Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed "Section 1256 contracts." An Underlying Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Underlying Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to
Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Portfolio's income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an Underlying Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

     Offsetting positions held by an Underlying Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into a "straddle" and at least one (but not all) of the Underlying Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an Underlying Fund had not engaged in such transactions.

     If an Underlying Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an Underlying Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract;
(iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an Underlying Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Underlying Fund's taxable year and the Underlying Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain an Underlying Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, an Underlying Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Underlying Fund, defer losses to the Underlying Fund, cause adjustments to the holding periods of the Underlying Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of an Underlying Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If an Underlying Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Underlying Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of the Portfolio's tax basis in its Underlying Fund Underlying Fund shares, and (iii) thereafter, as capital gain. If an Underlying Fund's book income is less than taxable income, the Underlying Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, the IRS might not accept the manner in which an Underlying Fund accounts for such transactions. If it did not, the status of an Underlying Fund (as well as a Portfolio investing in such Underlying Fund) as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a RIC may limit the extent to which an Underlying Fund will be able to engage in derivatives transactions.

     An Underlying Fund may invest in REITs. Investments in REIT equity securities may require an Underlying Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Underlying Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Underlying Fund's investments in REIT equity securities may at other times result in the Underlying Fund's receipt of cash in excess of the REIT's earnings if the Underlying Fund distributes these amounts, these distributions could constitute a return of capital to Underlying Fund shareholders for federal income tax purposes. Dividends received by the Underlying Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

     An Underlying Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, an Underlying Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in an Underlying Fund, then the Underlying Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, an Underlying Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Underlying Fund. The Underlying Funds have not yet determined whether such an election will be made. The foregoing rules will also apply if a "disqualified organization " is a record holder of a share in a Portfolio.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If an Underlying Fund acquires any equity interest in a PFIC, the Underlying Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions maybe characterized as ordinary income even though, absent the application of PFIC rules, these amounts may have been classified as capital gain.

     An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, an Underlying Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Funds may involve complex tax rules that may result in income or gain recognition by the Underlying Funds without corresponding current cash receipts. If the Underlying Funds recognize any noncash income, the Underlying Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Considerations similar to those set forth above would apply to any investments made directly by a Portfolio. In addition, a Portfolio may receive taxable income or gain upon the receipt of distributions from an Underlying Fund or upon a sale, exchange or redemption of shares in an Underlying Fund. A redemption of shares in an Underlying Fund may be characterized as a dividend (taxable as ordinary income rather than capital gain) to the extent provided in the Code and Treasury Regulations.

     Taxation of Distributions. Distributions paid out of a Portfolio's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Portfolio, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Portfolio's earnings and profits, described above, are determined at the end of the Portfolio's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Portfolio's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Portfolio shares and then as capital gain. A Portfolio may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Portfolio as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Portfolio will designate capital gain dividends, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year.

     Income and capital gain received by a Portfolio from an Underlying Fund generally will be distributed by the Portfolio (after deductions for the Portfolio's allowable losses and expenses) and generally will be taxable to shareholders as described above. However, special rules may apply to Portfolio distributions attributable to Underlying Fund distributions and the extent to which such Portfolio distributions may result in qualified dividend income, the dividends-received deduction, and other tax consequences discussed herein. Accordingly, the tax consequences of an investment in a Portfolio may differ from, and may be less favorable than, the tax consequences of a direct investment in an Underlying Fund.


     Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. government if the Portfolio meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant
     ---------------------------------------
to a cash or in-kind redemption, or exchanges the shareholder's Portfolio shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Portfolio shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different RIC, the sales charge previously incurred in acquiring the Portfolio's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.


     If a shareholder receives or is deemed to receive a capital gain dividend with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Portfolio in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Portfolio with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Portfolio's shares. If 95% or more of a Portfolio's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Portfolio's income is attributable to qualified dividend income, then only the portion of the Portfolio's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Portfolio from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual Portfolio shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


     Backup Withholding. A Portfolio is generally required to withhold and
     ------------------
remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder if (i) the shareholder fails to furnish the Portfolio with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Portfolio that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisers and financial planners.


     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Portfolio may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Portfolio may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.


     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (I.E., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Portfolio obtains a properly completed and signed certificate of foreign status.

     Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction), even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Portfolio beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Portfolio as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Portfolio's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Portfolio must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Portfolio's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply, the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation.

     In general, a foreign shareholder's capital gains realized on the disposition of Portfolio shares, capital gain dividends and, with respect to taxable years of a Portfolio beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Portfolio shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Portfolio shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder, and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met but the requirements of clause (ii) are met, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Portfolio. "Short-term capital gain dividends" are distributions attributable to a Portfolio's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Portfolio in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.



     Pending legislation proposes to extend retroactively the exemptions from withholding for interest-related dividends and short-term capital gain dividends for up to two years (I.E. for taxable years beginning before January 1, 2010). However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the term of the extension will be (E.G., for one year or two years).

     In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

     In the case of shares held through an intermediary, even if a Portfolio makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Portfolios provide no assurance that they will designate any distributions as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. Special tax rules also apply to the sale of shares in a U.S. real property holding corporation ("USRPHC"). However, the Portfolios do not expect such special tax rules to apply because the Portfolios do not expect to be QIEs or USRPHCs.


     Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.


     As discussed above, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Portfolios may be available for a
     ------------------
variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Portfolio shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Portfolios.

     Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex tax consequences, especially if a Portfolio has state or local governments or other tax-exempt organizations as shareholders.

     Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.


     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Portfolio shareholders, without regard to any relationship that any affiliated person of the Portfolio (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Portfolios' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Portfolio. While each Portfolio does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Portfolios of the Trusts. However, proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to Institutional Shareholder Services' then current SRI Proxy Voting Guidelines. Accordingly, the Social Sustainability Fund may vote its proxies related to social and environmental proposals differently than the other WELLS FARGO ADVANTAGE FUNDS.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolio's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Portfolio's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Portfolios voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Portfolios' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.


     A. Sub-Advisers. Sub-advisers shall have full daily access to Fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.


     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/

    or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.

    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.


VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Portfolios are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory agreement, since it affects only one Portfolio, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.


     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Portfolio means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Portfolio represents an equal proportional interest in the Portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of September 2, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of the voting securities of a Portfolio and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Portfolio. Except as identified below, no person with record ownership of 5% or more of a Portfolio is known by the Trust to have beneficial ownership of such shares.

                      5% OWNERSHIP AS OF SEPTEMBER 2, 2008



                                                                      PERCENTAGE
                                                                          OF
PORTFOLIO                      NAME AND ADDRESS                       PORTFOLIO
-------------------------      --------------------------------      -----------
CONSERVATIVE ALLOCATION        AMERICAN ENTERPRISE INVESTMENT            26.92%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
EQUITY                         AMERICAN ENTERPRISE INVESTMENT            16.64%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
GROWTH ALLOCATION              AMERICAN ENTERPRISE INVESTMENT            25.80%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
GROWTH BALANCED                AMERICAN ENTERPRISE INVESTMENT            20.28%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
MODERATE BALANCED              AMERICAN ENTERPRISE INVESTMENT            36.52%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
TACTICAL EQUITY                AMERICAN ENTERPRISE INVESTMENT            18.47%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Portfolio, or is identified as the record owner of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders.

                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Portfolios for the fiscal year ended May 31, 2008, are hereby incorporated by reference to the Portfolios' Annual Report.

                                    APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Portfolios, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolios. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
---------------

     S&P
     ---


        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.


        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.


        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.


     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                               OTHER INFORMATION

Item 23. Exhibits.
         --------

      EXHIBIT
       NUMBER            DESCRIPTION
-------------------      ----------------------------------------------------------------------------------------
 (a)                -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                        Amendment No. 83, filed April 11, 2005.

 (b)                -   Not Applicable.

 (c)                -   Not Applicable.

 (d)       (1)      -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 127, filed July 1, 2008.

           (2)      -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                        Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, filed herewith.

           (3)      -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                        November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 93, filed June 26, 2006.

           (4)      -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 111, filed June
                        29, 2007; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (5)      -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                        America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                        1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

           (6)      -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                        Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                        87, filed November 1, 2005.

           (7)      -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                        Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                        119, filed March 1, 2008.

           (8)      -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                        Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                        Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (9)      -   Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

                     Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
        (10)     -   88, filed December 1, 2005.

        (11)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

        (12)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

        (13)     -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                     88, filed December 1, 2005.

        (14)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

        (15)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                     Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                     119, filed March 1, 2008.

        (16)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A and
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
                     1, 2008.

        (17)     -   Sub-Advisory Agreement with Phocas Financial Corporation, incorporated by reference to
                     Post-Effective Amendment No. 122, filed March 21, 2008.

        (18)         Form of Sub-Advisory Agreement with Nelson Capital Management, incorporated by reference to Post-Effective Amendment No. 128, filed July 14, 2008.

(e)              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, filed herewith.

(f)              -   Not Applicable.

(g)      (1)     -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, filed herewith.

         (2)     -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                     Post-Effective Amendment No. 93, filed June 26, 2006. Exhibit A, filed herewith.

         (3)     -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                     Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                     and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.
                     100, filed October 2, 2006. Schedule 1, incorporated by reference to Post-Effective
                     Amendment No. 127, filed July 1, 2008. Schedule 2 incorporated by reference to Post-
                     Effective Amendment No. 113, filed October 1, 2007.

(h)      (1)     -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A to
                     Appendix A, filed herewith.

         (2)     -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                     Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                     11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Exhibit A, filed herewith.

                    Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
        (3)     -   Schedule A, filed herewith.

        (4)     -   Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                    16, filed October 30, 2000; Appendix A, filed herewith.

        (5)     -   Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(i)     (1)     -   Legal Opinion, filed herewith.

        (2)     -   Not Applicable.

(j)     (A)     -   Consent of Independent Auditor, filed herewith.

(j)     (1)     -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (2)     -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (3)     -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (4)     -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (5)     -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (6)     -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (7)     -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                    Amendment No. 90, filed March 1, 2006.

        (8)     -   Power of Attorney, Stephen Leonhardt, incorporated by reference to Post-Effective
                    Amendment No. 112, filed July 31, 2007.

(k)             -   Not Applicable.

(l)             -   Not Applicable.

(m)             -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                    November 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment
                    No. 127, filed July 1, 2008; Appendix A, filed herewith.

(n)             -   Rule 18f-3 Plan, filed herewith; Appendix A, incorporated by reference to Post-Effective
                    Amendment No. 127, filed July 1, 2008.

(o)             -   Not Applicable.

(p)     (1)     -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, filed herewith.

        (2)     -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                    Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 111, filed
                    June 29, 2007.

        (3)     -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 127, filed July 1,
                    2008.

        (4)     -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 87, filed November 1, 2005.

        (5)     -   Peregrine Capital Management, Inc. Code of Ethics incorporated by reference to Post-
                    Effective Amendment No. 118, filed February 1, 2008.

        (6)     -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

            Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
(7)     -   Effective Amendment No. 111, filed June 29, 2007.

 (8)    -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 127, filed July 1, 2008.

 (9)    -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 127, filed July 1, 2008.

(10)    -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 127, filed July 1, 2008.

(11)    -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 127, filed July 1, 2008.

(12)    -   Artisan Partners Limited Partnership Code of Ethics, filed herewith.

(13)    -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 113, filed October 1, 2007.

(14)    -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 87, filed November 1, 2005.

(15)    -   Global Index Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 111, filed June 29, 2007.

(16)        Phocas Financial Corporation Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 122, filed March 21, 2008.

(17)        Nelson Capital Management Code of Ethics, to be filed.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section 1(t) of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (i) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (j) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (m) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (n) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (o) Phocas Financial Corporation ("Phocas") serves as Sub-Adviser for the Large Company Value Fund of the Trust. The descriptions of Phocas in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Phocas is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (p) Nelson Capital Management ("Nelson") serves as Sub-Adviser for the Social Awareness Fund of the Trust. The descriptions of Nelson in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Nelson is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                  (2)                             (3)
NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
ADDRESS                                          UNDERWRITER                         FUND
------------------------------------ ----------------------------------- ---------------------------
Karla M. Rabusch                     Chairman of the Board               President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Cara Peck                            Director, President and Secretary   None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

A. Erdem Cimen                       Director                            None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                       Financial Operations Officer        None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051

Samuel H. Hom                        Anti-Money Laundering Officer       Anti-Money Laundering
Wells Fargo Funds Distributor, LLC   Interim Chief Compliance Officer    Compliance Officer
525 Market Street, 12th Floor
San Francisco, CA 94105

Randy Henze                          Director                            None

Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors, Inc. maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.

     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue,
  22nd Floor, New York, New York 10022.

     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

     (s) Phocas Financial Corporation maintains all Records relating to its services as investment sub-adviser at 980 Atlantic Avenue, suite 106, Alameda, California 94501.

     (t) Nelson Capital Management maintains all Records relating to its services as investment sub-adviser at 1860 Embarcadero Road, Suite 140, Palo Alto California 94303.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 26th day of September, 2008.

                                WELLS FARGO FUNDS TRUST


                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 129 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ --------
                  *                 Trustee
---------------------------------
Thomas S. Goho

                  *                 Trustee
---------------------------------
Peter G. Gordon

                  *                 Trustee
---------------------------------
Judith M. Johnson

                  *                 Trustee
---------------------------------
J. Tucker Morse

                  *                 Trustee
---------------------------------
Olivia S. Mitchell

                  *                 Trustee
---------------------------------
Timothy J. Penny

                  *                 Trustee
---------------------------------
Donald C. Willeke

                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch

                  *                 Treasurer                      9/26/08
---------------------------------   (Principal Financial Officer)
Stephen Leonhardt


* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        September 26, 2008

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
--------------- ---------------------------------------------------------------------
EX-99.(d)(2)    Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo
                Master Trust, and Wells Fargo Funds Management, LLC, Schedule A
EX-99.(e)       Distribution Agreement, Schedule I
EX-99.(g)(1)    Custody Agreement, Appendix A
EX-99.(g)(2)    Delegation Agreement, Exhibit A
EX-99.(h)(1)    Administration Agreement, Schedule A to Appendix A
EX-99.(h)(2)    Accounting Services Agreement, Exhibit A
EX-99.(h)(3)    Transfer Agency and Services Agreement, Schedule A
EX-99.(h)(4)    Shareholder Servicing Plan, Appendix A
EX-99.(i)(1)    Legal Opinion
EX-99.(j)(A)    Consent of Independent Auditor
EX-99.(m)       Distribution Plan (Rule 12b-1), Appendix A
EX-99.(n)       Rule 18f-3 Multi-Class Plan
EX-99.(p)(1)    Joint Code of Ethics - Trusts
EX-99.(p)(12)   Code of Ethics - Artisan